UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-8004

                                 ABN AMRO FUNDS
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                             161 North Clark Street
                                CHICAGO, IL 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Kenneth C. Anderson, President
                                 ABN AMRO Funds
                             161 North Clark Street
                                CHICAGO, IL 60601
               ---------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 884-2139
                                                           --------------
                    Date of fiscal year end: OCTOBER 31, 2003
                                             ----------------
                   Date of reporting period: OCTOBER 31, 2003
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                OCTOBER 31, 2003

[GRAPHIC OMITTED]
ABN LOGO

ANNUAL REPORT 2003

ABN AMRO Asset Management o Montag & Caldwell
TAMRO Capital Partners  o  Veredus Asset Management
                                    ABN AMRO Funds


                                                     CLASS N, I, C & R SHARES
                                                     Domestic  Equity/Large  Cap
                                                     Domestic  Equity/Mid  Cap
                                                     Domestic Equity/Small Cap
                                                     Sector
                                                     Index and Enhanced Index
                                                     Balanced
                                                     International Equity
                                                     Fixed Income
                                                     Money Market

ABN AMRO Funds

Dear Fellow Shareholder,

After three years of negative returns, patience has begun to pay off. The U.S. economy has finally begun to show improvement, and the markets have responded.

Early this year, worries about a war with Iraq and lingering concerns about the health of the U.S. economy caused many investors to seek safety in fixed income investments such as bonds, and cash. When the initial stage of the conflict with Iraq ended quickly and economic forecasts began to improve, investors returned to the stock market in droves, gravitating toward the riskiest sectors. The market's momentum has continued, helping to drive every one of the ABN AMRO Funds to positive returns for the fiscal year ended October 31, 2003 (for fund classes open for the full year). Our managers remained steadfast in their investment strategies, and their discipline continued to reward our shareholders.

This welcome shift in investor sentiment reminds us once again of one of the most important tenets of successful investing - asset allocation. Investors who had devised a diversified portfolio and adhered to it through this economic cycle would have benefited from the market upswing.

We continue to expand our investment options to offer investors a full array of choices to fit almost any diversification strategy. Effective asset allocation should go beyond simply deciding how to divide a portfolio between stocks and bonds; we seek to allow investors to build broadly diversified portfolios within our family. To this end, we have added the ABN AMRO High-Yield Bond Fund (N & I class) and the ABN AMRO Investment Grade Bond Fund (N class) to expand our range of diversification options.

We want to assure you, our shareholders, that ABN AMRO Funds maintain high ethical and professional standards in our investment management, shareholder and intermediary services. Thank you for your investment business. If you have any questions, please contact an Investor Services Associate at 800-992-8151. Also, be sure to take advantage of the wealth of Fund information and shareholder services available on our web site at www.abnamrofunds.com.

Sincerely,

/S/ KENNETH C. ANDERSON

Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. RETURN FIGURES REFLECT ANY EXPENSE REIMBURSEMENTS AND FEE WAIVERS. WITHOUT REIMBURSEMENTS OR WAIVERS, FUND RETURNS WOULD HAVE BEEN LOWER.

FEES AND EXPENSES APPLY AS DESCRIBED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

            SHAREHOLDER SERVICES 800 992-8151 O WWW.ABNAMROFUNDS.COM

ABN AMRO Funds

TABLE OF CONTENTS

Portfolio Manager Commentaries....................       2
Schedules of Investments..........................      22
Statement of Assets and Liabilities...............      66
Statement of Operations...........................      70
Statement of Changes in Net Assets................      74
Financial Highlights..............................      84
Notes to Financial Statements.....................     112

EQUITY FUNDS
  Growth Fund
  Montag & Caldwell Growth Fund
  TAMRO Large Cap Value Fund
  Value Fund
  Veredus Select Growth Fund
  Mid Cap Fund
  TAMRO Small Cap Fund
  Veredus Aggressive Growth Fund

SECTOR FUNDS
  Real Estate Fund
  Veredus SciTech Fund

INDEX AND ENHANCED INDEX FUNDS
  Equity Plus Fund
  Select Small Cap Fund

BALANCED FUNDS
  Balanced Fund
  Montag & Caldwell Balanced Fund

INTERNATIONAL FUNDS
  International Equity Fund
  Global Emerging Markets Fund*

BOND FUNDS
  Bond Fund
  Investment Grade Bond Fund
  High Yield Bond Fund
  Municipal Bond Fund

MONEY MARKET FUND
  Investor Money Market Fund

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ABN AMRO IS A REGISTERED SERVICE MARK OF ABN AMRO HOLDING N.V. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------
* As of the date of this annual report, this Fund has not yet commenced operations.
--------------------------------------------------------------------------------

                ABN AMRO FUNDS
------------------------------
GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                              Bernard F. Myszkowski, CFA & Richard S. Drake, CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Growth Fund, Class N and Class I, posted total returns of 13.96% and 14.25%, respectively. For the period December 31, 2002 through October 31, 2003, Growth Fund, Class C and Class R, returned 16.16% and 16.71%, respectively. By comparison, for the fiscal year that ended October 31, 2003, the Fund's peer group, the Lipper Large-Cap Growth Fund Index, returned 18.51% and the Fund's benchmark, the Standard & Poor's 500 Index (the "S&P 500(R) Index"), returned 20.79%.

Q.  Can you describe the investment
    environment?

A. The stock market enjoyed a strong rally over the past twelve months. A year ago, consensus began to build that the market had hit bottom after an extended bear market, and investor optimism began to replace the negativity that had pervaded the market over the previous two years. While stocks retreated briefly in response to the uncertainty surrounding the conflict with Iraq, a quick resolution to the war, continued low interest rates and aggressive tax cuts soon put the markets back on an upward path. Increasingly positive economic reports - with the glaring exception of bad news on the job front - enabled stocks to continue their momentum for the remainder of the period.

Q.  What factors influenced the Fund's
    performance during the past year?

A. The sudden shift in market sentiment caused many investors to initially seek out the stocks that had been beaten down the farthest in the bear market. These stocks tended to be of aggressive, lower-quality companies, and were not the type of stocks in which we invest. Our emphasis on high-quality companies that can consistently grow earnings was the primary reason for our underperformance of our benchmark.

    Performance also suffered from some company-specific issues early in the period. Fifth Third Bancorp (3.01% of net assets) fell due to accounting issues in their takeover of Old Kent Bank, while Pfizer (2.75%) and Merck (1.94%) dropped due to concerns over increased pressure on drug prices caused by drug reimportation and medicare reform. We continue to believe in the fundamental strength of these companies, and used their depressed prices to add to our positions.

    Our overweight in technology was a positive for performance, as was our stock selection within the sector. Intel (3.21%), Texas Instruments (3.85%) and EMC (1.83%) all benefited from increased business and consumer spending on technology.

Q.  What is your outlook?

A. While current expectations of growth are certainly aggressive, we believe that the economy is up to the task. Fiscal stimulus has had time to work its way through the economy and should continue to have a powerful impact on economic results. Interest rates remain low, and inflation is under control. Even the labor market, long a source of worry, has begun to show signs of life, and we anticipate it will improve faster than many expect. We continue to believe that our focus on high-quality growth companies with strong long-term fundamental outlooks will give us the best opportunity for superior long-term performance.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

                              GROWTH FUND--CLASS N
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Growth Fund        S&P 500 Index     Lipper Large-Cap
           Class N Shares                        Growth Fund Index
Dec-93          10000              10000                10000
Oct-94          10173              10360                10535
Oct-95          13088              13096                13371
Oct-96          16619              16250                16021
Oct-97          20801              21466                20482
Oct-98          26090              26185                24417
Oct-99          33321              32902                33489
Oct-00          39858              34902                36449
Oct-01          29514              26215                21771
Oct-02          26929              22256                17715
Oct-03          30689              26884                20994

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
              Total Returns - Class N
              ------------------------
One Year              13.96%
Five Year              3.30%
Since Inception       12.02%

                  Average Annual
              Total Returns - Class I
              ------------------------
One Year              14.25%
Five Year               N/A
Since Inception       (5.28)%

                  Average Annual
             Total Returns - Class C*
             ------------------------
Since Inception       16.16%

                  Average Annual
             Total Returns - Class R*
             ------------------------
Since Inception       16.71%
*Not Annualized

Growth Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. ABN AMRO Asset Management, Inc. ("AAAM, Inc.") is the Adviser for the Fund. The Fund offers four classes of shares: Class N (Retail) shares, which commenced investment operations on December 13, 1993, Class I (Institutional) shares, which commenced investment operations on July 31, 2000, Class C (CDSC) shares and Class R (Retirement) shares, which commenced operations on December 31, 2002.

[END SIDEBAR]

         ABN AMRO FUNDS
-----------------------
MONTAG & CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Montag & Caldwell Growth Fund, Class N and Class I, returned 8.99% and 9.35%, respectively. For the period December 31, 2002 through October 31, 2003, Montag & Caldwell Growth Fund, Class R, returned 11.30%. By comparison, for the fiscal year that ended October 31, 2003, the Fund's peer group, the Lipper Large-Cap Growth Fund Index, returned 18.51%, while the Fund's benchmark, the S&P 500(R) Index, returned 20.79%.

Q.  How would you describe the investment
    environment?

A. The past twelve months have seen a strong rotation from the kinds of high-quality, large cap stocks favored by the Fund into lower-quality, more speculative issues. As economic data improved, investors gravitated back to the same stocks that had led during the technology bubble - a phenomenon that is quite common in a post-bubble period.

Q.  What factors influenced the Fund's
    performance?

A. Throughout the period, we remained focused on high-quality cyclical companies that we believed would benefit from an ongoing recovery, as well as high-quality stable growth companies that, in our view, would produce solid earnings growth regardless of the slope of the recovery. We believed that in this low-inflation, low-bond-yield environment, the market would reward companies that could continue to produce strong earnings growth. Unfortunately, the sharply increased expectations of economic growth that emerged in June and July caused investors to rotate out of the high-quality stocks favored by the fund into riskier stocks. Particularly in large-cap stocks, low-quality outperformed high-quality by a wide margin, which is the primary explanation for our underperformance.

    Our performance also suffered as a result of our underweight in technology. While corporate technology spending is improving, we remain concerned about valuations. Excess capacity remains an issue for the industry, and we don't foresee growth rates for most companies in the sector returning to the levels seen in the late 1990s.

    Contributors to performance over the past twelve months included Walt Disney (2.16%) and Marriott International (1.95%). Both companies benefited from a release in pent-up demand for travel and entertainment as the economy rebounded and geopolitical tensions began to ease following the war with Iraq.

Q.  What is your outlook?

A. While we believe we have entered the recovery phase, we don't believe that the heightened expectations that have emerged recently are justified. The Federal Reserve (the "Fed") was very aggressive throughout the downturn, seemingly refusing to accept the normal business cycle. Low interest rates encouraged the consumer to borrow and spend, which has limited the level of pent-up demand normally seen in a recovery, and marginal companies that probably shouldn't still be around were able to survive, presenting lingering capacity issues.

    That said, we believe our portfolio is extremely well positioned. The high-quality large-cap companies favored by the Fund are currently at very favorable valuations. In addition, many of these companies will continue to benefit from the low dollar and increased demand in emerging markets. In our view, any indication the recovery will not be as strong as is currently priced into the market will cause investors to recognize the tremendous values available in large-cap, high-quality stocks.


[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                               MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Montag & Caldwell Growth Fund    S&P 500 Index     Lipper Large-Cap
              Class N Shares                               Growth Fund Index
Nov-94           10000                        10000              10000
Oct-95           13187                        12641              13177
Oct-96           17131                        15685              15789
Oct-97           22925                        20720              20184
Oct-98           27027                        25277              24062
Oct-99           34958                        31761              33001
Oct-00           34623                        33692              35918
Oct-01           28608                        25306              21454
Oct-02           24271                        21485              17457
Oct-03           26452                        25952              20688

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
              Total Returns - Class N
              ------------------------
One Year               8.99%
Five Year             (0.43)%
Since Inception       11.42%

                  Average Annual
              Total Returns - Class I
              ------------------------
One Year               9.35%
Five Year             (0.14)%
Since Inception        7.75%

                  Average Annual
             Total Returns - Class R*
             ------------------------
Since Inception       11.30%
*Not Annualized

Montag & Caldwell Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund. The Fund offers three classes of shares: Class N (Retail) shares, which commenced investment operations on November 2, 1994, Class I (Institutional) shares, which commenced investment operations on June 28, 1996 and Class R (Retirement) shares, which commenced operations on December 31, 2002.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
TAMRO LARGE CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, TAMRO Large Cap Value Fund, Class N, returned 22.68%. By comparison, the Fund's peer group, the Lipper Large-Cap Value Fund Index, returned 20.57% and its benchmark, the S&P(R)/Barra Value Index, returned 24.82%.

Q.  How would you describe the investment
    environment?

A. While the uncertainty surrounding the war with Iraq weighed heavily on the markets early in the period, the quick resolution to the conflict relieved much of that pressure. In addition, an accommodative Fed, aggressive tax cuts and continued strength in the housing market kept consumer spending at high levels. Although the employment market continued to lag, most economic reports turned positive in the second half of the period and investors quickly returned to the stock market. Even the job market - crucial to maintaining strong consumer spending - began to show signs of life toward the end of the period.

Q.  What factors affected your
    performance?

A. Of our three investment themes - restructuring, consolidation and new products - consolidation has remained the most prominent. The best consolidators used the economic downturn to further establish their industry leadership, taking advantage of bargain prices to acquire competitors and better position themselves for the recovery. Consolidation worked particularly well in the financial sector. Financials were our largest weighting throughout the period, although still underweight compared to our benchmark. Washington Mutual (2.72%), Prudential Financial (2.07%) and
    Countrywide Financial were three of our strongest stocks in the sector, benefiting from the continued strength in the housing market and improving economic conditions.

    Within the consumer discretionary sector, McDonald's (3.41%) and Comcast (1.54%) were top contributors to performance. Under new management, McDonald's has been effectively restructuring its operations to focus on its core business, while Comcast has been one of the strongest consolidators in the cable television industry.

    Throughout the period, we have reduced our weighting in our new products theme. Historically, most stocks in this theme have come from the technology and healthcare sectors. During the past twelve months, however, valuations rose beyond levels we considered reasonable, limiting our new products opportunities.

    Our   underperformance   versus  our   benchmark   was   primarily   due  to
    underweightings in the financial and technology sectors, although the stocks we held in those sectors did very well.

Q.  What is your outlook?

A. While many signs point to improving economic fundamentals, stock market valuations have already discounted much of this improvement. We believe that the best opportunities will be available on a company-by-company basis where valuation levels have not risen beyond reasonable expectations for growth and profitability. Our thematic value approach of seeking companies that are consolidating within their industry, restructuring, or introducing new products will help us to identify these situations.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                                  TAMRO LARGE
                                 CAP VALUE FUND
                               GROWTH OF $10,000

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        TAMRO Large Cap       S&P/Barra Value       Lipper Large Cap
          Value Fund              Index             Value Fund Index
Nov-00      10000                 10000                  10000
Apr-01      10570                 10495                  10139
Oct-01       9689                  8599                   8805
Apr-02      10232                  8935                   9280
Oct-02       8525                  7241                   7549
Apr-03       9028                  7629                   7880
Oct-03      10459                  9038                   9102

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R)/BARRA VALUE INDEX AND LIPPER LARGE-CAP VALUE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
                   Total Returns
                 ----------------
One Year              22.68%
Five Year               N/A
Since Inception        1.55%

TAMRO Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of improving quality, large-capitalization U.S. companies. TAMRO Capital Partners LLC ("TAMRO") is the Adviser to the Fund, which commenced operations on November 30, 2000.

[END SIDEBAR]
4

         ABN AMRO FUNDS
-----------------------
VALUE FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                                    Team Managed

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Value Fund, Class N, returned 16.32%. In comparison, the Fund's peer group, the Lipper Large-Cap Value Index, returned 20.57%, while the Fund's benchmark, the Russell 1000 Value Index, returned 22.87%.

Q.  How would you describe the investment
    environment?

A. The past twelve months have brought a welcome return to positive territory, both in terms of growth in the economy and returns for the Fund. While the threat of conflict with Iraq cast a pall over the market early in the period, the quick resolution to the war was accompanied by a new optimism regarding economic prospects. Although the job market remained soft, most other indications of economic growth showed clear positive signs. Consumer spending, buoyed by low interest rates and aggressive tax cuts, remained strong, and corporate spending finally began to show signs of life. The stock market was quick to respond, ending the period with substantial gains.

Q   What factors impacted the Fund's
    performance?

A. We strive to build our portfolio with high-quality stocks selling at attractive valuations and, typically, above-average dividend yield; we are not willing to sacrifice quality for inexpensive stocks. In this early stage of the economic recovery, however, investors gravitated to lower-quality, higher-risk stocks, which was the primary reason for our underperformance.

    The biggest detractors to performance relative to its benchmark were the portfolio's overweighting to and stock selection within healthcare: Pfizer (2.1%), Johnson & Johnson (2.0%), Schering-Plough (1.3%); stock selection within leisure: Reed Elsevier (1.2%), Viacom (1.65%) and Gannett; and underweighting to and stock selection within financial services: Fannie Mae (3.4%) and Allstate (1.3%). When listed as a detractor, stock selection refers to stocks that did not perform as well as their peers in their sector.

    Our portfolio saw very little change in sector weightings over the period. While our underweight in the technology sector hurt the Fund's performance, our stock selection within the sector worked in our favor. Early in the period, we emphasized semiconductor companies like Motorola (1.08%) and Texas Instruments. Having watched these companies in previous economic cycles, we were confident that these companies would be early beneficiaries of the recovery. We later shifted into later-stage cyclicals like Microsoft (0.82%) and IBM (1.27%). We believe both companies are well positioned to benefit from a recovery in corporate capital expenditures.

    We've increased our weighting in energy stocks, but have shifted from pure exploration and production companies such as Anadarko and Apache to more integrated companies, including BP (2.08%) and ConocoPhilips (1.82%). This was due in part to valuation as our exploration and production holdings reached our price targets, and to some promising restructuring moves at the larger integrated companies.

Q.  What factors will shape the market's
    performance in the year to come?

A. We believe that our portfolio is well positioned. It's not unusual in the early stages of an economic recovery for low-quality stocks to outperform as lower interest rates help to quell investors' concerns about weak balance sheets. As earnings improvements start to broaden out, however, we believe market leadership may turn to the higher-quality stocks favored by the Fund.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

                                   VALUE FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Value       Russell 1000      Lipper Large-Cap
           Fund        Value Index       Value Fund Index
1/4/93*   10,000         10,000               10,000
Dec-93    10,666         11,807               11,327
Dec-94    10,666         11,573               11,347
Dec-95    14,082         16,013               15,119
Dec-96    16,959         19,478               18,305
Dec-97    22,131         26,330               23,516
Dec-98    23,340         30,446               27,806
Dec-99    25,941         32,683               30,803
Dec-00    25,765         34,974               31,404
Oct-01    20,907         30,487               26,580
Oct-02    19,321         27,432               22,787
Oct-03    22,475         33,706               27,474

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 1000 VALUE INDEX AND LIPPER LARGE-CAP VALUE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
                   Total Returns
                 ----------------
One Year              16.32%
Five Year              0.55%
Ten Year               7.67%

Value Fund seeks to provide total return through long-term capital appreciation and current income. The Fund invests primarily in common stocks that are undervalued and have good prospects for earnings growth. ABN AMRO Asset Management (USA) LLC ("AAAM LLC") is the Adviser for the Fund, which commenced operations on January 4, 1993. MFSInstitutional Advisers, Inc. is the Sub-Adviser of the Fund.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
VEREDUS SELECT GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
     B. Anthony Weber, Charles P. McCurdy, Jr., CFA &Charles F. Mercer, Jr., CFA

Q:  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Veredus Select Growth Fund, Class N, returned 27.98%. In comparison, the Fund's peer group, the Lipper Multi-Cap Core Fund Index, returned 24.33% and its benchmarks the Russell 1000 Index and the Russell 1000 Growth Index, returned 22.32% and 21.81%, respectively.

Q.  How would you describe the investment
    environment?

A. The past twelve months have seen a seismic shift in the investing environment. Coming off of their October 2002 low, stocks slowly built upward momentum throughout the period, responding to growing investor confidence that the economic recovery was finally underway. While the uncertainty surrounding the war with Iraq kept the market muted in early 2003, the quick resolution - coupled with an accommodative Fed and aggressive tax cuts - caused investor optimism and the market to soar in the second quarter. The market continued to climb - albeit at a more reserved pace - for the rest of the period as evidence mounted that the economy was indeed on the mend.

Q.  What factors have contributed to the
    Fund's performance?

A. A broad mix of stocks contributed to the Fund's outperformance of its benchmark. As bottom-up stock pickers, we have been able to uncover some very attractive opportunities in this market environment.

    Our technology holdings were the strongest contributors to performance over the period. Although we are not convinced that the current technology rally will be sustainable, we were happy to take advantage of short-term opportunities we uncovered in the sector. Semiconductor names National Semiconductor and Micron Technology (3.86%) and data storage firm EMC were three of our top technology holdings.

    Our consumer discretionary stocks also turned in good results. Electronics retailer Best Buy benefited from the continuing strength of consumer spending, while investors rewarded clothing retailer Gap for effectively turning around its flagship brand.

    Energy stocks, another major emphasis of our portfolio, proved to be disappointing this year. Although we continue to believe that these stocks have excellent long-term prospects, investors sold the stocks based on short-term variables, such as the amount of gas in storage for the following season.

Q.  What is your outlook?

A. While we're quite bullish on the prospects for the economy, we believe that this recovery will look quite different than that of the 1990s. Last decade's recovery was driven by the technology boom, with many consumers buying their first PCs and businesses setting up their first networks. We're entering this recovery with overcapacity in the technology sector, but undercapacity in natural resources and commodities. China and India are quickly transforming from rural agricultural economies to industrial and manufacturing centers, and their energy needs are skyrocketing. We believe this shift could have a major impact on markets worldwide, and we seek to position our portfolio to benefit.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                                 VEREDUS SELECT
                                  GROWTH FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Veredus Select    Russell 1000    Russell 1000    Lipper Multi-Cap
         Growth Fund         Index        Growth Index    Core Fund Index
Dec-01     10000             10000           10000            10000
Apr-02      9030              9497            8946             9566
Oct-02      7290              7845            7347             7826
Apr-03      7550              8218            7662             8175
Oct-03      9330              9596            8950             9730

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 1000 INDEX, RUSSELL 1000 GROWTH INDEX AND LIPPER MULTI-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
                   Total Returns
                 ----------------
One Year              27.98%
Five Year               N/A
Since Inception       (3.71)%

Veredus Select Growth Fund seeks to provide capital appreciation. The Fund invests primarily in growth stocks of mid-cap and large-cap companies whose earnings are growing, or are expected to grow, at an accelerated rate. Veredus Asset Management LLC ("Veredus") is the Adviser for the Fund, which commenced investment operations on December 31, 2001.

[END SIDEBAR]
6

         ABN AMRO FUNDS
-----------------------
MID CAP FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                               Thyra E. Zerhusen

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Mid Cap Fund, Class N, returned 41.64%. By comparison, the Fund's peer group, the Lipper Mid-Cap Value Fund Index, produced a total return of 33.60%, while the Fund's benchmark, the S&P(R) 400 Mid-Cap Index, returned 30.61%.

Q.  How would you describe the investment
    environment?

A. During the last two months of 2002, mid-cap stocks rallied strongly from the lows experienced in early October. In early 2003, however, concern over the impending war with Iraq caused stocks to retreat. When the initial phase of the war ended quickly, the rally resumed and extended through the summer as news about the economy offered evidence that the long-awaited economic recovery was underway.

    Throughout the period, we used the market's swings as opportunities to add to our investments in companies with good growth potential that we believed had been temporarily mispriced.

Q.  What were the key contributors to
    the Fund's performance during the
    past year?

A. Our good performance relative to our benchmark was largely a result of our individual stock selection. The volatility experienced throughout the period lent itself well to our stock selection process and our bottom-up, valuation-driven approach led us to some very attractive opportunities. We were able to capitalize on some of the swings in the market by adding to positions that we felt were underpriced.

    Two of the strongest performers in our portfolio included BorgWarner (3.25%) and Yahoo!. BorgWarner, an automotive products manufacturer, is an excellent example of the type of company we like to buy - a focused company with strong management, superior products, and reasonable valuations. It has continued to expand its market share and investors have responded, sending its shares substantially higher over the period. Yahoo!, which we purchased after it fell from its stratospheric dot-com highs, has built an incredibly strong brand and has consistently exceeded earnings expectations. While we've recently sold our holdings to realize our long-term gains, we will continue to watch the company for additional opportunities to purchase at reasonable valuations.

    There were  disappointments  over the period as well.  We purchased  Borders
    Group, the book retailer, when valuations seemed reasonable, but lost confidence in the company's prospects and shifted our assets to what we believed were better alternatives. We also expected Readers Digest Association (4.46%) to improve over the period. Although it's taking much longer than we expected, we remain confident in the company's long-term outlook and it remains a large holding in our portfolio.

Q.  What is your outlook?

A. We believe that the economy is finally on the right track. We remain concerned, however, about the continued lag in the employment situation. Much of the continued strength in consumer spending over the past two years can be attributed to mortgage refinancings. If mortgage rates continue to rise, this fountain of consumer cash will dry up. We need an improvement in the job market to take up the slack. As always, our stock purchases and sales will be guided by a fundamental bottom-up approach and a long term perspective.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                                  MID CAP FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Mid Cap Fund   S&P 400 Mid-Cap Index   Lipper Mid-Cap Value Fund Index
Sep-94      10000              10000                        10000
Oct-94      10250               9921                         9968
Oct-95      12189              12025                        11451
Oct-96      15420              14111                        13733
Oct-97      20582              18721                        17579
Oct-98      18413              19974                        16281
Oct-99      18840              24180                        17782
Oct-00      26201              31833                        21113
Oct-01      27097              27870                        20613
Oct-02      24963              26538                        19186
Oct-03      35359              34661                        25633

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 400 MID-CAP INDEX AND LIPPER MID-CAP VALUE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
                   Total Returns
                 ----------------
One Year              41.64%
Five Year             13.94%
Since Inception       14.86%

Mid Cap Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies that are believed to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. AAAM, Inc. is the Adviser for the Fund and Optimum Investment Advisors LP is the Sub-Adviser.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
TAMRO SMALL CAP FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, TAMRO Small Cap Fund, Class N, returned 50.14%. By comparison, the Fund's peer group, the Lipper Small-Cap Core Fund Index, produced a total return of 35.19%, while the Fund's benchmark, the Russell 2000 Index, returned 43.37%.

Q.  How did you view the market
    environment over the period?

A. While the uncertainty surrounding the war with Iraq weighed heavily on the markets early in the period, the quick resolution to the conflict relieved much of that pressure. In addition, an accommodative Fed, aggressive tax cuts and continued strength in the housing market kept consumer spending at high levels. Although the employment market continued to lag, most economic reports turned positive in the second half of the period and investors quickly returned to the stock market. Even the jobs market - crucial to maintaining high levels of consumer spending - began to show signs of life toward the end of the period.

Q.  What factors affected the Fund's
    performance?

A. The small-cap market was exceptionally strong over the period. We attribute our outperformance of our benchmark primarily to our adherence to our three investment themes - restructuring, consolidation and new products - which allowed us to uncover many excellent opportunities throughout the year. Of our three themes, consolidation has remained the most prominent. The best consolidators used the economic downturn to further establish their industry leadership, taking advantage of bargain prices to acquire competitors and better position themselves for the recovery. One example is Internet advertising company ValueClick. The company was able to leverage its industry-leading position to fully benefit when advertising spending began to recover. While we sold the company when we felt that its price exceeded its fundamentals, we would consider adding it back to the portfolio if valuations improve.

    3Com (3.16%), which we bought as part of our restructuring theme, also did very well. The company actually moved into our new products theme this year through an alliance with Huawei, China's largest networking company. The alliance opens an enormous market and offers the potential for strong earnings growth.

    We are pleased to have fully participated in this rally, but we did have to make some fairly substantial changes in our portfolio due to the tremendous moves in many stock prices. While we are happy to hold onto stocks with reasonable valuations and solid execution, our strong sell discipline does not allow us to raise price targets without a clear basis for doing so.

Q.  What is your outlook?

A. While many signs point to improving economic fundamentals, stock market valuations have already discounted much of this improvement. We believe that the best opportunities will be available on a company-by-company basis where valuation levels have not risen too far based on reasonable expectations for growth and profitability. Our thematic value approach of seeking companies that are consolidating within their industry, restructuring, or introducing new products will help us to identify these situations.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                                  TAMRO SMALL
                                    CAP FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         TAMRO Small    Russell 2000    Lipper Small Cap
          Cap Fund         Index        Core Fund Index
Nov-00      10000          10000             10000
Apr-01      11460          10947             10945
Oct-01      10774           9729             10220
Apr-02      13928          11678             12229
Oct-02      10603           8603              9289
Apr-03      11826           9253              9750
Oct-03      15919          12334             12558

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

                  Average Annual
                   Total Returns
                 ----------------
One Year              50.14%
Five Year               N/A
Since Inception       17.27%

TAMRO Small Cap Fund seeks to provide long-term capital appreciation. The Fund invests primarily in a blended portfolio of growth and value stocks of small-capitalization companies. The Fund may also invest in real estate investment trusts (REITs), securities outside the small-cap range and cash equivalent securities. TAMRO is the Adviser to the Fund, which commenced operations on November 30, 2000.

[END SIDEBAR]
8

         ABN AMRO FUNDS
-----------------------
VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                                 B. Anthony Weber & Charles P. McCurdy, Jr., CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Veredus Aggressive Growth Fund, Class N and Class I, returned 33.10% and 33.54%, respectively. In comparison, the Fund's peer group, the Lipper Small-Cap Growth Fund Index, returned 42.42% and its benchmarks, the Russell 2000 Index and the Russell 2000 Growth Index, returned 43.37% and 46.56%, respectively.

Q.  How would you describe the investment
    environment?

A. The past year has seen a seismic shift in the investing environment. Coming off of their October 2002 lows, stocks slowly gained steam throughout the period, responding to growing investor confidence that an economic recovery was finally underway. While the uncertainty surrounding the war with Iraq muted stock returns in early 2003, the quick resolution - coupled with an accommodative Fed and aggressive tax cuts - caused investor optimism and the market to soar in the second quarter. The market continued to climb - albeit at a more reserved pace - for the rest of the period as evidence mounted that the economy was indeed on the mend.

Q.  What factors affected the Fund's
    performance?

A. Our underweighting in technology was the primary reason for the Fund's underperformance to its benchmark. As the market began to pick up steam, investors flocked back to technology stocks, believing that the stocks that had been beaten down the farthest would be the first to bounce back. We, however, still believe that the technology sector is suffering from excess capacity, and haven't seen the upward earnings revisions that our process mandates, except within specific niches.

    Our holdings in the homebuilding sector suffered early in the period, but rebounded strongly when the Fed lowered interest rates. While low mortgage rates have been a factor, we believe that the driving force for homebuilders is tremendous demographic-driven demand that is far outstripping supply. In addition, the industry is large, scalable, has no foreign competition and can't be supplanted by new technology at lower prices or lower margins. Although a hike in interest rates may initially affect homebuilders negatively, we believe that the fundamentals and valuations in the sector are strong enough to withstand higher mortgage rates. In fact, ten year yields are up 15% year over year.

    Energy stocks, another major emphasis of our portfolio, proved to be disappointing this year. Although we continue to believe that these stocks have excellent long-term prospects, investors sold the stocks based on short-term variables, such as the amount of gas in storage for the following season.

Q.  What is your outlook?

A. While we're quite bullish on the prospects for the economy, we believe that this recovery will look quite different than that of the 1990s. Last decade's recovery was driven by the technology boom, with many consumers buying their first PCs and businesses setting up their first networks. We're entering the present recovery with overcapacity in the technology sector, but undercapacity in natural resources and commodities. China and India are quickly transforming from rural agricultural economies to industrial and manufacturing centers, and their energy needs are skyrocketing. We believe this shift could have a major impact on markets worldwide, and we seek to position our portfolio to benefit.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                               VEREDUS AGGRESSIVE
                              GROWTH FUND--CLASS N
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Veredus Aggressive   Russell 2000  Russell 2000    Lipper Small-Cap
            Growth Fund           Index     Growth Index    Growth Fund Index
           Class N Shares
Jun-98         10000              10000         10000           10000
Oct-98          8620               8311          8169            7915
Oct-99         16630               9547         10561           11215
Oct-00         25502              11209         12269           15418
Oct-01         22931               9612          8403            8609
Oct-02         14961               8500          6590            7040
Oct-03         19913              12187          9659           10027

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX, RUSSELL 2000 GROWTH INDEX AND LIPPER SMALL-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

                  Average Annual
              Total Returns - Class N
             ------------------------
One Year              33.10%
Five Year             18.23%
Since Inception       13.78%

                  Average Annual
              Total Returns - Class I
             ------------------------
One Year              33.54%
Five Year               N/A
Since Inception       (7.15)%

Veredus Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) shares, which commenced investment operations on June 30, 1998 and Class I (Institutional) shares, which commenced investment operations on October 5, 2001.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
REAL ESTATE FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                                Nancy J. Holland

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Real Estate Fund, Class N, produced a total return of 33.71%. By comparison, the Fund's peer group, the Lipper Real Estate Fund Index, returned 34.21% and the Fund's benchmark, the Morgan Stanley REIT Equity Index, returned 33.94%.

Q.  How would you describe the investment
    environment?

A. Real estate stocks performed very well over the period, as investors gained a greater appreciation for the diversification and yield offered by the sector. With money markets and most other traditional income vehicles at or near historic low yields, the 6% to 8% yield offered by REITs was extremely attractive. Additionally, the wild swings of the stock market over the past few years caused many investors to seek real estate stocks to help smooth out some of that volatility.

    Although the fundamentals of real estate remained weak, with high vacancy rates and low demand, the market began to price in expected future growth in the economy, betting that a strong recovery would quickly take up much of the excess space. In addition, the direct real estate market remained strong as institutional investors around the world expanded their real estate holdings. While not completely correlated to the REIT market, we believe that the bidding wars occurring on the direct real estate side had a positive impact on the REIT market.

Q.  What factors affected the Fund's
    performance over the period?

A. Our overweight position in the retail sector proved beneficial to the Fund. The continued strength in consumer spending spurred investor interest in REITs focusing on malls, such as General Growth Properties (5.27%) and CBL & Associates (2.97%). In addition, Developers Diversified Realty (3.57%), a REIT focusing on "big box" stores like Home Depot and Lowe's, benefited from the booming housing market as consumers continued to spend on remodeling and redecoration.

    The portfolio also benefited from our investments in the Canadian REIT market. Unlike the U.S., the Canadian economy has remained strong, and Canadian real estate provided an excellent hedge against weakness in the U.S. office markets.

    Stock selection in mixed-office and industrials proved to be detrimental to performance. As is consistent with our investment process, we focused on the higher-quality, lower-yielding stocks in the sector, believing that the risks associated with the lower-quality, higher-yielding companies did not justify their high price levels. The market, however, continued to focus solely on yield and our holdings slightly underperformed as a result.

Q.  What is your outlook?

A. While we believe that real estate fundamentals in most sectors will improve as the economic recovery gains steam, we think that most of that future demand has already been priced into the market and don't foresee significant upside in capital appreciation. In the office and apartment sectors, however, we don't expect significant improvement in fundamentals until late 2004 or early 2005, assuming job growth picks up substantially. In our view, REITs will maintain their attractive 6% to 8% yield, while prices will essentially remain stable.

    That said, we are seeing some promising developments in the REIT market as a whole. REITs have moved into the mainstream of investing, which should create a much more stable investor base than we've had in the past. In addition, the latest wave of foreign investors in REITs are Japanese, which should bring additional stable capital to the market.


[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                                REAL ESTATE FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Real Estate Fund       Morgan Stanley          Lipper Real Estate
                              REIT Equity Index             Fund Index
Dec-97*       10000                 10000                      10000
Dec-99         8721                  8310                       8461
Dec-99         8431                  7932                       8136
Dec-00        10856                 10059                      10216
Oct-01        10806                 10453                      10357
Oct-02        11522                 11152                      11086
Oct-03        15406                 14937                      14878

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MORGAN STANLEY REIT INDEX AND LIPPER REAL ESTATE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

REAL ESTATE FUNDS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN DIVERSIFIED FUNDS BECAUSE OF THE CONCENTRATION IN A SPECIFIC INDUSTRY OR GEOGRAPHICAL SECTOR. RISKS ALSO INCLUDE DECLINES IN THE VALUE OF REAL ESTATE, GENERAL AND ECONOMIC CONDITIONS, CHANGES IN THE VALUE OF UNDERLYING PROPERTY AND DEFAULTS BY BORROWERS.

                  Average Annual
                   Total Returns
                 ----------------
One Year              33.71%
Five Year             12.33%
Since Inception        7.69%

Real Estate Fund seeks total return through a combination of growth and income. The Fund invests primarily in real estate investment trusts (REITs) and common stocks of other equity securities of U.S. and foreign companies principally engaged in the real estate sector. AAAM LLC is the Adviser for the Fund, which commenced operations December 30, 1997.

[END SIDEBAR]
10

         ABN AMRO FUNDS
-----------------------
VEREDUS SCITECH FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                       Charles P. McCurdy, Jr., CFA &Charles F. Mercer, Jr., CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Veredus SciTech Fund, Class N, returned 46.83%. By comparison, the Fund's peer group, the Lipper Science & Technology Fund Index, returned 49.41%, while its benchmark, the PSE Technology Index, returned 47.81%.

Q.  How would you describe the investment
    environment for technology stocks?

A. The past twelve months have seen a seismic shift in the investing environment. Coming off of their October 2002 lows, stocks slowly built upward momentum throughout the period, responding to growing investor confidence that the economic recovery was finally underway. While the uncertainty surrounding the war with Iraq kept the market muted in early 2003, the quick resolution - coupled with an accommodative Fed and aggressive tax cuts - caused investor optimism and the market to soar in the second quarter. The market continued to climb - albeit at a more reserved pace - for the rest of the period as evidence mounted that the economy was indeed on the mend.

    Technology stocks performed particularly well over the period. Investors gravitated to the stocks that had been hardest hit in the downturn, assuming that they would be the first to rebound from their lows. In addition, aggressive cost-cutting during the downturn had positioned many technology companies to quickly benefit from incremental increases in corporate technology spending.

Q.  What factors affected the
    Fund's performance?

A. Although we're not convinced that the recent surge in technology stocks is discounting a sustainable fundamental improvement in the technology industry, our process led us to some very attractive opportunities over the period.

    Lexar Media (1.19%), the maker of portable memory, was one of our top performers, profiting from the surge in consumer interest in digital photography and portable MP3 players. Credence Systems (4.16%) also performed well. The company, which produces testing equipment for semiconductor manufacturers, benefited from both rising chip demand and the increasing complexity of chip design.

    Disappointments over the period included SangStat Medical and SureBeam. Biotech company SangStat Medical suffered from management turnover and disappointing revenue results from its organ rejection drugs. SureBeam fell short of projections to penetrate the grocery store market with its food irradiation products. Performance also suffered due to our substantial cash holdings - the primary reason we underperformed our benchmark.

Q.  What is your outlook?

A. We are cautiously optimistic about the prospects for the technology sector over the next year. We've gone through a period where inventories were brought extremely low, and companies are now beginning to build them back up. While this has created some shortages and caused prices to rise, the sustainability of demand is still a question. We believe that technology spending levels in the first quarter of 2004 will be pivotal to the technology industry.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                                    VEREDUS
                                  SCITECH FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Veredus SciTech Fund   PSE Technology Index    Lipper Science &
                                                      Technology Fund Index
Jun-00         10000                   10000                 10000
Oct-00          8939                    8821                  8716
Oct-01          7643                    5437                  3630
Apr-02          6865                    5497                  3419
Oct-02          4937                    4085                  2432
Apr-03          5220                    4398                  2671
Oct-03          7249                    6038                  3634

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES (PSETECHNOLOGY INDEX AND LIPPER SCIENCE &TECHNOLOGY FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

                  Average Annual
                   Total Returns
                 ----------------
One Year              46.83%
Five Year               N/A
Since Inception       (9.19)%

Veredus SciTech Fund seeks long-term capital appreciation by investing primarily in equity securities of science and technology companies. Veredus is the Adviser for the Fund, which commenced investment operations on June 30, 2000.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
EQUITY PLUS FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                                    Team Managed

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Equity Plus Fund, Class I, returned 16.67%. By comparison, the Fund's peer group, the Lipper Large- Cap Core Fund Index, produced a total return of 16.86%, while the Fund's benchmark, the S&P(R) 100 Index, returned 15.24%.

Q.  What is the investment process for
    the Fund?

A. The Fund is benchmarked to the S&P(R) 100 Index, a popular index for large cap stocks. The Fund is managed to replicate the performance of that index.

    The S&P(R) 100 Index comprises 100 of the largest stocks in the S&P(R) 500 Index. In selecting the index for the Fund, the managers felt that the S&P(R) 100 Index provided a better proxy for the large-cap market than the S&P(R) 500 Index. In addition, the smaller number of stocks reduces turnover and transaction costs, which can aid the performance and tax-efficiency of the portfolio.

Q.  How would you describe the
    investment environment for
    large-cap stocks over the period?

A. Although the first few months of the period were volatile, the majority of the period saw investors turning increasingly optimistic. Once the uncertainty surrounding the conflict with Iraq cleared, investors began to shift assets back into the stock market, anticipating a strong economic rebound. With the notable exception of the employment market, most economic data became increasingly positive, further boosting hopes that the economy was finally on the right track.

    The period also offered a useful illustration of the value of passive management. While many money managers may have taken a "wait and see" approach during the beginning of the rally, investors in index funds fully participated from the moment the market turned. Our portfolio's under performance of our peer index is also a result of our expenses and cash positions taken to deal with asset flow issues.

Q.  What is your outlook?

A. As index fund managers, we don't offer stock market predictions. Our Fund's returns will continue to be dictated by the performance of the large-cap stock market as represented by the S&P(R) 100 Index.


[BEGN SIDEBAR]
                                                                OCTOBER 31, 2003
                                EQUITY PLUS FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Equity Plus Fund    S&P 100 Index    Lipper Large-Cap
                                              Core Fund Index
Sep-95        10000              10000             10000
Apr-96        11496              11338             11199
Apr-97        14486              14129             13388
Apr-98        19875              19295             18638
Apr-99        25062              24300             22108
Apr-00        29071              28103             24843
Apr-01        23943              23213             21489
Apr-02        19971              19146             18859
Oct-02        17109              16227             15828
Apr-03        17802              16743             16297
Oct-03        19960              18701             18499

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 100 INDEX AND LIPPER LARGE-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

S&P(R) 100 IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ABN AMRO FUNDS. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

                  Average Annual
                   Total Returns
                 ----------------
One Year              16.67%
Five Year             (0.02)%
Since Inception        8.91%

Equity Plus Fund seeks to provide total return. The Fund invests in common stocks that comprise the S&P(R) 100 Index. The S&P(R) 100 Index is a market capitalization-weighted index of 100 common stocks from a broad range of industries. AAAM LLC is the Adviser for the Fund. thinkorswim Advisors, Inc. serves as the Sub-Adviser to the Fund. The Fund commenced operations on September 25, 1995.

[END SIDEBAR]
12

         ABN AMRO FUNDS
-----------------------
SELECT SMALL CAP FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                                                                    Team Managed

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Select Small Cap Fund, Class N, returned 28.66%. By comparison, the Fund's peer group, the Lipper Small-Cap Core Fund Index, produced a total return of 35.19%, while the Fund's benchmark, the S&P(R) Small Cap 600 Index, returned 33.58%.

Q.  How would you describe the investment
    process?

A. The Fund is benchmarked to the S&P(R) SmallCap 600 index, an index for small-cap stocks. The Fund is managed to replicate the performance of that index.

    The Fund invests in approximately 200 of the 600 stocks that make up the index. The holdings are carefully chosen as a representative sample of the overall sector allocation within the S&P(R) 600 Index. By limiting the number of stocks in which we invest, we are able to keep our expenses low (limited trading costs) and reduce negative tax implications (limited stock turnover) while still attempting to emulate the performance of the index.

Q.  How would you describe the investment
    environment for small-cap stocks?

A. Although the first few months of the period were sluggish, the majority of the period saw investors turning increasingly optimistic. Once the uncertainty surrounding the conflict with Iraq cleared, investors began to shift assets back into the stock market, anticipating a strong economic rebound. With the notable exception of the employment market, most economic data became increasingly positive, further boosting hopes that the economy was finally on the right track.

    As is frequently the case early in the recovery cycle, investors gravitated to smaller-cap stocks. Small-cap stocks are often able to leverage low interest rates, and can be more responsive to quick changes in demand.

    The period also offered a useful illustration of the value of passive management. While many money managers may have taken a "wait and see" approach during the beginning of the rally, investors in index funds fully participated from the moment the market turned. Our portfolio's underperformance of our indices is primarily a result of our sampling approach to the index. Because we hold 200 of the 600 stocks that make up the index, our performance may vary from that of the index. Our underperformance is also a result of our expenses and cash positions taken to deal with asset flow issues.

Q.  What is your outlook?

A. As index fund managers, we don't offer stock market predictions. The Fund's returns will continue to be influenced by the performance of the small cap stock market, as represented by the S&P(R) SmallCap 600 Index.


[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

                             SELECT SMALL CAP FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Select Small   S&P Small Cap   Lipper Small-Cap
           Cap Fund       600 Index     Core Fund Index
Jun-98       10000          10000           10000
Apr-99        9406           9023            8906
Apr-00       11086          10873           11408
Apr-01       11609          11752           11680
Apr-02       13445          13696           13054
Oct-02       10516          10457            9916
Apr-03       10914          10827           10408
Oct-03       13530          13968           13405

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) SMALLCAP 600 INDEX AND LIPPER SMALL-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

                  Average Annual
                   Total Returns
                 ----------------
One Year              28.66%
Five Year              9.31%
Since Inception        5.80%

Select Small Cap Fund seeks to provide total return. The Fund invests primarily in common stocks that comprise the S&P(R) SmallCap 600 Index. The S&P(R) SmallCap 600 Index is a market capitalization-weighted index of 600 common stocks from a variety of economic sectors and industrial groups. AAAM LLC is the Adviser for the Fund. thinkorswim Advisors, Inc. serves as the Sub-Adviser to the Fund. The Fund commenced operations on June 22, 1998.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                           Bernard F. Myszkowski, CFA & Thomas J. Marthaler, CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Balanced Fund, Class N, returned 11.23%. By comparison, the Fund's peer group, the Lipper Balanced Fund Index, returned 16.21%. For the same one-year period, the Fund's benchmark, a 60%/40% blend of the S&P(R) 500 Index and Lehman Brothers Aggregate Bond Index, returned 14.51%. The benchmark is comprised of the S&P(R) 500 Index and the Lehman Brothers Aggregate Bond Index, which had returns of 20.79% and 4.90%, for the fiscal year end, respectively. In addition, the Fund underperformed the S&P(R) 500 Index due to its fixed income securities which underperformed equity securities for the year.

Q.  How would you describe the investment environment?

A. The stock market enjoyed a strong rally over the past twelve months. A year ago, consensus began to build that the market had hit bottom after an extended bear market, and investor optimism began to replace the negativity that had pervaded the market over the previous two years. While stocks retreated briefly in response to the uncertainty surrounding the conflict with Iraq, a quick resolution to the war, continued low interest rates and aggressive tax cuts soon put the markets back on an upward path. Increasingly positive economic reports - with the glaring exception of bad news on the job front - enabled stocks to continue their upward momentum for the remainder of the period.

    On the fixed-income side, the period was highly volatile and risk-takers were richly rewarded. During the first six months of the period, bond yields declined and prices - which move in the opposite direction of yields - rose as fears of a double-dip recession and anticipation of a prolonged conflict in Iraq drove investors to the relative safety of fixed income investments. In May and June, however, the trend began to reverse. Bonds responded to the quick resolution of the war with Iraq and increasingly positive economic data with a rapid rise in yields and significant declines in prices. By the end of the period, yields on all bond maturities were higher, and investors had shifted their attentions from the relative safety of Treasury securities to higher-risk corporate bonds.

Q.  What factors influenced performance
    over the period?

A. The sudden shift in market sentiment caused many investors to initially seek out the stocks that had been beaten down the farthest in the bear market. These stocks tended to be of aggressive, lower-quality companies, and were not the type of stocks in which we invest. Our emphasis on high-quality companies that can consistently grow earnings was the primary reason that our stock holdings underperformed their benchmark.

    We positioned our fixed-income holdings defensively throughout the period, maintaining a shorter duration than our benchmark. While this proved to be detrimental to performance - and is the primary reason we underperformed our fixed-income benchmark - performance benefited from our overweight in high-yield corporate bonds. Corporate bonds, particularly lower-quality, high-yield securities, rose sharply in the last half of the period as investor confidence in corporate prospects improved and memories of the previous year's corporate accounting scandals began to fade.

Q.  What is your outlook?

A. While current expectations of growth are certainly aggressive, we believe that the economy is up to the task. Fiscal stimulus has had time to work its way through the economy and should continue to have a powerful impact on economic results. Interest rates remain low, and inflation is under control. We continue to believe that our focus on high-quality growth companies with strong long-term fundamental outlooks will give us the best opportunity for superior long-term performance.

    For the fixed-income portion of the portfolio, we will be looking for opportunities to benefit from any correction in the fixed-income market. The market currently is pricing in strong economic growth, and yields are likely to fall quickly if economic data begins to point to a more tepid recovery. We seek to lengthen the duration of the portfolio to benefit from these yield declines.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                                 BALANCED FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Balanced   60% S&P 500      S&P 500  Lehman Brothers   Lipper Balanced
           Fund    Index/40% Lehman   Index   Aggregate Bond       Fund Index
                  Brothers Aggregate               Index
                     Bond Index
Sep-95    10000        10000          10000        10000             10000
Oct-96    11847        11692          11420        12364             10722
Oct-97    14229        14334          13715        16333             11675
Oct-98    16862        16835          15511        19928             12766
Oct-99    19772        19390          17458        25041             12833
Oct-00    22701        20715          18834        26564             13770
Oct-01    19658        18529          17186        19952             15775
Oct-02    18805        17308          15876        16939             16704
Oct-03    20917        19819          20461        17523             18450

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P(R) 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX, S&P(R) 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
                   Total Returns
                 ----------------
One Year              11.23%
Five Year              4.40%
Since Inception        9.53%

Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. AAAM, Inc. is the Adviser for the Fund, which commenced investment operations on September 21, 1995.

[END SIDEBAR]
14

         ABN AMRO FUNDS
-----------------------
MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Montag & Caldwell Balanced Fund, Class N and Class I, returned 6.79% and 7.06%, respectively. In comparison, the Fund's peer group, the Lipper Balanced Fund Index, returned 16.21% and its benchmark, a 60%/40% blend of the S&P(R) 500 Index and Lehman Brothers Government Credit Bond Index, returned 15.12%. The benchmark is comprised of the S&P(R) 500 Index and the Lehman Brothers Government Credit Bond Index, which had returns of 20.79% and 6.17% for the fiscal year, respectively.

Q.  How would you describe the investment environment?

A. The past twelve months have seen a strong rotation from the kinds of high-quality, large cap stocks favored by the Fund into lower-quality, more speculative issues. As economic data improved, investors gravitated back to the same stocks that had led during the technology bubble - a phenomenon that is quite common in a post-bubble period.

Q.  What factors influenced the
    Fund's performance?

A. Throughout the period, we remained focused on high-quality cyclical companies that we believed would benefit from an ongoing recovery, as well as high-quality stable growth companies that, in our view, would produce solid earnings growth regardless of the slope of the recovery. We believed that in this low-inflation, low-bond-yield environment, the market would reward companies that could continue to produce strong earnings growth. Unfortunately, the sharply increased expectations of economic growth that emerged in June and July caused investors to rotate out of the high-quality stocks favored by the Fund into riskier stocks. Particularly in large-cap stocks, low-quality outperformed high-quality by a wide margin, which is the primary explanation for our underperformance.

    Our performance also suffered as a result of our underweight in technology. While corporate technology spending is improving, we remain concerned about valuations in the sector. Excess capacity remains an issue for the industry, and we don't foresee growth rates for most companies in the sector returning to the levels seen in the late 1990s.

    Contributors to performance over the past twelve months included Walt Disney (1.33%) and Marriott International (1.24%). Both companies benefited from a release in pent-up demand for travel and entertainment as the economy rebounded and geopolitical tensions began to ease following the war with Iraq.

    Our bond holdings have done very well over the period. While the fixed-income market as a whole has been very volatile, we effectively managed duration - a measure of the Fund's interest-rate sensitivity - to our advantage, while maintaining our emphasis on quality. Early in the period, our duration was longer than the benchmark, allowing our fixed-income holdings to benefit more fully when interest rates fell. As economic indicators became more positive in late spring, we shortened our duration, which aided performance when bond yields rose. Currently, we are maintaining an average duration in the Fund that is approximately 10% shorter than the benchmark indicies. Given our outlook for an ongoing recovery in the economy and moderate inflation, we believe that interest rates may increase in the near term.

Q.  What is your outlook?

A. While we believe we have entered the recovery phase, we don't believe that the heightened expectations that have emerged recently are justified. The Fed was very aggressive throughout the downturn, seemingly refusing to accept the normal business cycle. Low interest rates encouraged the consumer to borrow and spend, which has limited the level of pent-up demand normally seen in a recovery, and marginal companies that probably shouldn't still be around were able to survive, presenting lingering capacity issues.

    That said, we believe our portfolio is extremely well positioned. The high-quality large-cap companies favored by the Fund are currently at very favorable valuations. In addition, many of these companies will continue to benefit from the low dollar and increased demand in emerging markets. In our view, any indication the recovery will not be as strong as is currently priced into the market will cause investors to recognize the tremendous values available in large-cap, high-quality stocks.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

                                MONTAG & CALDWELL
                             BALANCED FUND--CLASS N
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Montag & Caldwell  60% S&P 500     S&P 500  Lehman Brothers     Lipper
          Balanced Fund     Index/40%       Index  Government Credit   Balanced
         Class N Shares   Lehman Brothers             Bond Index      Fund Index
                         Government Credit
                             Bond Index
Nov-94       10000             10000        10000       10000           10000
Oct-95       12375             12227        11759       12641           11616
Oct-96       14895             14228        13462       15685           12242
Oct-97       18509             17436        16168       20720           13321
Oct-98       21185             20550        17887       25276           14690
Oct-99       24962             23554        20132       31759           14593
Oct-00       25472             25154        21718       33690           15634
Oct-01       23857             22563        19818       25305           18029
Oct-02       21849             21054        18308       21484           19018
Oct-03       23332             24237        25950       20192           21275

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P(R) 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX, S&P(R) 500 INDEX, LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
              Total Returns - Class N
              ------------------------
One Year               6.79%
Five Year              1.95%
Since Inception        9.88%

                  Average Annual
              Total Returns - Class I
              ------------------------
One Year               7.06%
Five Year               N/A
Since Inception        0.21%

Montag & Caldwell Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes may vary in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund. The Fund offers two classes of shares:
Class N (Retail) shares, which commenced investment operations on November 2, 1994 and Class I (Institutional) shares, which commenced investment operations on December 31, 1998.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                                    Team Managed

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, International Equity Fund, Class N, returned 17.51%. By comparison, the Fund's peer group, the Lipper International Fund Index, returned 26.55% and its benchmark, the MSCI EAFE Index, returned 27.03%.

Q.  How would you describe the
    international market environment?

A. The past twelve months saw a significant recovery in markets around the world. While ongoing geopolitical concerns kept markets muted in the early part of the period, the conclusion of the war with Iraq sent global stocks soaring. As is often the case, the world looked to the U.S. for guidance, and responded positively as the economic news from America began to improve. The weakness of the U.S. dollar against the Euro and Yen, however, had a negative impact on world markets. The dollar's decline bolstered U.S. exporters at the expense of those in Europe and Asia.

Q.  What factors affected the Fund's
    performance during the past
    twelve months?

A. We continued to employ our assessment of important trends - such as demographics, globalization and technological change - as a framework for our analysis, which attempts to identify the most attractive industries and winning companies globally. This resulted in a portfolio of high-quality companies that we believed would benefit from the underlying trends and were capable of sustaining sales and margin growth.

    Unfortunately, this emphasis on quality turned out to be a negative to performance over the period, and is the primary reason we underperformed our benchmark. As investor appetite for risk steadily increased, the most cyclical and beaten-down stocks were the main beneficiaries. While this is typical at the beginning of a recovery, we don't believe it is sustainable.

Q.  What is your outlook?

A. We continue to be optimistic regarding global equity markets. The U.S. seems determined to sustain the predicted recovery with a powerful combination of stimuli: the lowest interest rates in decades and billions in tax cuts. This is likely to keep economies around the world moving in the right direction.

    Valuation differences between the riskier segments of the market and the quality growth companies favored by our portfolio have started to diminish, and we believe this trend will continue. We also believe that our focus on quality companies with sustainable earnings growth will lead to performance more in line with our benchmark going forward.


[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

                           INTERNATIONAL EQUITY FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         International   MSCI EAFE   Lipper International
          Equity Fund      Index          Fund Index
1/4/93*      10000         10000            10000
Dec-93       12626         13256            13616
Dec-94       13045         14287            13542
Dec-95       14875         15888            14999
Dec-96       16375         16849            16930
Dec-97       17122         17149            17916
Dec-98       21476         20578            20266
Dec-99       30465         26127            27907
Dec-00       23499         22425            23554
Oct-01       16138         16890            17995
Oct-02       13049         14659            16149
Oct-03       15334         18622            20436

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX AND LIPPER INTERNATIONAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE ADDITIONAL RISKS, SOCIAL AND POLITICAL INSTABILITY, REDUCED MARKET LIQUIDITY AND CURRENCY VOLATILITY.

                  Average Annual
                   Total Returns
                 ----------------
One Year              17.51%
Five Year             (4.45)%
Ten Year               2.09%

International Equity Fund seeks a high level of total return through capital appreciation and current income. The Fund invests primarily in common stocks and other equity securities of foreign companies, focusing on developed countries in Europe, Australia and the Far East but may invest in countries with emerging markets. AAAM LLC is the Adviser for the Fund, which commenced operations on January 4, 1993.

[END SIDEBAR]
16

         ABN AMRO FUNDS
-----------------------
BOND FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                        Thomas J. Marthaler, CFA

Q.  How did the Fund perform during the
    fiscal year that ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Bond Fund, Class N and Class I, had total returns of 4.58% and 4.85%, respectively. By comparison, the Fund's peer group, the Lipper Intermediate Investment Grade Debt Fund Index, returned 6.70% while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.90%.

Q.  How would you describe the fixed-
    income investment environment?

A. The past twelve months were highly volatile for fixed income securities and risk-takers were richly rewarded. During the first six months of the period, bond yields declined and prices - which move in the opposite direction of yields - rose as fears of a double-dip recession and anticipation of a prolonged conflict in Iraq drove investors to the relative safety of fixed-income investments. In addition, the Fed, citing the slow pace of the economic recovery and the possibility of deflation, continued their aggressive stimulus program, with two additional cuts to the Fed Funds rate, which ultimately settled at 1.00%, a 40-year low. In May and June, however, the trend began to reverse. Fears of deflation were put to rest when clearer signs of an economic recovery began to emerge, and geopolitical concerns eased when the initial stage of the war with Iraq ended quickly. Bonds responded with a rapid rise in yields and significant declines in prices. By the end of the period, yields on all bond maturities were higher, and investors had shifted their attentions from the relative safety of Treasury securities to higher-risk corporate bonds.

Q.  What factors influenced the Fund's
    performance over the period?

A. We positioned our portfolio defensively throughout the period, maintaining a shorter duration than our benchmark. While this proved to be detrimental to performance - and is the primary reason we underperformed our benchmark - the portfolio benefited from our overweight in high-yield corporate bonds. Corporate bonds, particularly lower-quality, high-yield securities, rose sharply in the last half of the period as investor confidence in corporate prospects improved and memories of the previous year's corporate accounting scandals began to fade. Our performance was also aided by our underweight in mortgage securities, which suffered declines when prepayments accelerated through most of the period.

Q.  What is your outlook?

A. While we believe that an economic recovery is underway, we remain unconvinced that it will be as robust as many currently believe. Although the consensus view of economic growth now hovers above 4%, we view a 3% to 4% annual growth rate as far more likely. The American consumer has been remarkably resilient throughout the downturn, spurred by cash-out refinancings, easy credit, and tax cuts and refunds. These factors, however, are unlikely to continue to provide much of a catalyst to spending as we move forward, and we believe there will be a pull-back in consumer spending which could offset any increase in business expenditures.

    Given this scenario, we will be looking for opportunities to benefit from any correction in the fixed-income market. The market currently is pricing in strong growth, and yields may fall quickly if economic data begins to point to more tepid recovery. We plan to lengthen the duration of the portfolio to benefit from these yield declines.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

                               BOND FUND--CLASS N
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Bond Fund        Lehman Brothers      Lipper Intermediate Investment
         Class N Shares   Aggregate Bond Index       Grade Debt Fund Index
Dec-93       10000              10000                         10000
Oct-94        9677               9537                          9535
Oct-95       11117              10885                         11026
Oct-96       11758              11465                         11671
Oct-97       12797              12388                         12709
Oct-98       13778              13378                         13895
Oct-99       13919              13416                         13969
Oct-00       14891              14265                         14989
Oct-01       16840              16308                         17171
Oct-02       17310              16900                         18183
Oct-03       18103              19074                         18032

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE
UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
              Total Returns - Class N
             ------------------------
One Year               4.58%
Five Year              5.61%
Since Inception        6.19%

                  Average Annual
              Total Returns - Class I
             ------------------------
One Year               4.85%
Five Year               N/A
Since Inception        7.30%

Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. AAAM, Inc. is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) shares, which commenced investment operations on December 13, 1993 and Class I (Institutional) shares, which commenced investment operations on July 31, 2000.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
INVESTMENT GRADE BOND FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                        Thomas J. Marthaler, CFA

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Investment Grade Bond Fund, Class I, returned 2.47%. For the period from its inception on June 30, 2003 through October 31, 2003, the Fund's Class N returned (1.24)%. By comparison, the Fund's peer group, the Lipper Intermediate Investment Grade Debt Fund Index, produced a total return of 6.70%, while the Fund's benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 4.29%. Previously, the Fund's returns were compared to the Merrill Lynch 1-10 year U.S. Corporate/Government Bond Index. The Adviser believes that the Lehman Brothers Intermediate Aggregate Bond Index is more representative of the Fund's investment style and should allow for more meaningful performance comparisons.

Q.  How would you describe the
    investment environment?

A. The past twelve months were highly volatile for fixed income securities and risk-takers were richly rewarded. During the first six months of the period, bond yields declined and prices - which move in the opposite direction of yields - rose as fears of a double-dip recession and anticipation of a prolonged conflict in Iraq drove investors to the relative safety of fixed-income investments. In addition, the Fed, citing the slow pace of the economic recovery and the possibility of deflation, continued their aggressive stimulus program, with two additional cuts to the Fed Funds rate, which ultimately settled at 1.00%, a 40-year low. In May and June, however, the trend began to reverse. Fears of deflation were put to rest when clearer signs of an economic recovery began to emerge, and geopolitical concerns eased when the initial stage of the war with Iraq ended quickly. Bonds responded with a rapid rise in yields and significant declines in prices. By the end of the period, yields on all bond maturities were higher, and investors had shifted their attentions from the relative safety of Treasury securities to higher-risk corporate bonds.

Q.  How do you position the Fund,
    and what factors influenced
    performance?

A. We positioned our portfolio defensively throughout the period, maintaining a shorter duration - meaning less interest-rate sensitivity - than our benchmark. The high-quality corporates and short-duration government bonds we favored underperformed as investor interest turned mid-year to lower-rated, longer duration bonds. While this proved to be detrimental to performance - and is the primary reason we underperformed our benchmark - the portfolio benefited from our underweight in mortgage securities, which suffered declines when prepayments accelerated through most of the period.

Q.  What is your outlook?

A. While we believe that an economic recovery is underway, we remain unconvinced that it will be as robust as many currently believe. Although the consensus view of economic growth now hovers above 4%, we view a 3% to 4% annual growth rate as far more likely. The American consumer has been remarkably resilient throughout the downturn, spurred by cash-out home loan refinancings, easy credit, and tax cuts and tax refunds. These factors, however, are unlikely to continue to provide much of a catalyst to spending as we move forward, and we believe there will be a pull-back in consumer spending which could offset any increase in business expenditures.

    Given this scenario, we will be looking for opportunities to benefit from any correction in the fixed-income market. The market currently is pricing in strong growth, and yields may fall quickly if economic data begins to point to more tepid recovery. We plan to lengthen the duration of the portfolio to benefit from these yield declines.


[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003
                      INVESTMENT GRADE BOND FUND - CLASS I
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Investment Grade   Merrill Lynch    Lehman Brothers  Lipper Intermediate
           Bond Fund         1-10 Year       Intermediate     Investment Grade
         Class I Shares   U.S. Corporate/   Aggregate Bond    Debt Fund Index
                            Government          Index
                            Bond Index
Oct-95      10000              10000            10000               10000
Apr-96      10115              10160            10134               10043
Apr-97      10700              10815            10842               10726
Apr-98      11617              11783            11855               11806
Apr-99      12267              12541            12603               12474
Apr-00      12439              12741            12814               12525
Apr-01      13652              14271            14409               14021
Apr-02      14523              15292            15523               15047
Oct-02      15483 `            16233            16386               15624
Apr-03      15846              16913            16963               16489
Oct-03      15864              17073            17088               16670


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX, MERRILL LYNCH 1-10 YEAR U.S. CORPORATE/GOVERNMENT BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                  Average Annual
             Total Returns - Class N*
             ------------------------
Since Inception       (1.24)%
*Not Annualized

                  Average Annual
              Total Returns - Class I
             ----------------------
One Year               2.47%
Five Year              5.32%
Since Inception        5.92%

Investment Grade Bond Fund seeks to provide total return. The Fund invests its assets in a diversified portfolio of fixed income securities consisting of corporate obligations, U.S. government securities, mortgage backed securities and asset backed securities. AAAM, Inc. is the Adviser to the Fund. The Fund offers two classes of shares: Class I shares, which commenced investment operations on October 23, 1995 and Class N shares, which commenced investment operations on June 30, 2003.

[END SIDEBAR]
18

         ABN AMRO FUNDS
-----------------------
HIGH YIELD BOND FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------
                                  Todd J. Youngberg, CFA & Charles Ullerich, CFA

Q.  How did the Fund perform during the
    fiscal year ending October 31, 2003?

A. Since its inception date of June 30, 2003, High Yield Bond Fund, Class N and Class I, returned 3.67% and 3.76%, respectively. Because the Fund has been in operation for less than twelve months, benchmark and peer group comparisons are unavailable.

Q.  How have you positioned the Fund,
    and what is your investment
    selection process?

A. We have focused our portfolio on higher-quality securities within the high-yield universe. It is our view that bonds rated BB or B+ - the top end of the high-yield range - provide better upside potential, while limiting downside volatility over the long-term.

    We employ both a top-down and bottom-up approach to selecting high-yield bonds, augmenting our own fundamental research into a company's creditworthiness. Our investment team rates each security within our investable universe of approximately 400 securities on a scale of 1 to 5, with "1" being a strong buy and "5", a strong sell. Our portfolio is then constructed of approximately 100-150 bond issuers, diversified across industry sectors with an emphasis on higher quality bonds.

Q.  How do you view the high-yield
    investment environment?

A. Since the inception of the Fund, investor interest has primarily focused on lower-quality issues, as the economic recovery has caused investors to anticipate lower default rates and gravitate toward riskier, lower-rated bonds in search of additional yield. In this currently risk-tolerant environment where the speculative issuers have rallied the most, our higher-quality less volatile style has lagged the market.

Q.  What is your outlook?

A. We intend to maintain our focus on higher-quality high-yield bonds. Particularly in this low-interest-rate environment, we don't believe that the marginal additional yield offered by the lowest quality bonds is adequately compensating investors for the additional default risk that they carry. Historically, the CCC quality tier has been the most volatile in the high yield quality spectrum. Additionally, investors have earned more per unit of volitality to invest in the BB quality tier over a longer investment horizon. We continue to believe that a higher quality approach to the high yield market not only appeals on a long-term basis, but also on a tactical one given the recent speculative quality rally.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

The Fund will invest in lower-rated securities commonly known as "junk bonds." Therefore, investors should carefully consider their ability to assume the risks of owning shares of a Fund that invests in these types of securities.

High Yield Bond Fund seeks to provide interest income and capital appreciation. The Fund invests its assets in high yield bonds, which are considered to be those rated BB+/Ba1 or below by Standard & Poor's/Moody's or judged by the Adviser to be of equivalent quality. AAAM LLC is the Adviser to the Fund. The Fund offers two classes of shares: Class N and Class I, which commenced investment operations on June 30, 2003. Both Classes have less than one year of performance history.

[END SIDEBAR]

                ABN AMRO FUNDS
------------------------------
MUNICIPAL BOND FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                            Dawn Daggy-Mangerson

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Municipal Bond Fund, Class N, returned 4.45%. By comparison, the Fund's peer group, the Lipper
    Intermediate Municipal Fund Index, returned 4.54% while the Fund's benchmark, the Lehman Brothers Municipal Five-Year General Obligations Bond Index returned 5.26%.

Q.  How would you describe the municipal
    bond investment environment over
    the period?

A. The bond market was quite volatile during the past year in response to shifting expectations about the economy, inflation and interest rates. Throughout much of the period, municipal bonds ("munis") gained significant ground, fueled by strong demand amid a weak economy and stock market losses. Additionally, falling interest rates - which bottomed at levels not seen in more than 40 years - caused muni yields to decline and their prices - which move opposite their yields - to rise. In early summer, however, interest rates and bond yields moved significantly higher in response to stronger economic data. As a result, the bond market suffered one of its worst six-week declines ever. Although munis were caught up in the market's downdraft, they generally held their ground better than Treasuries. In the final months of the period, bonds rebounded a bit when fears of inflation waned and the Fed acted to reassure investors that it wouldn't raise rates anytime soon.

Q.  How did you position the Fund
    during the period?

A. We maintained a well-diversified portfolio in terms of sectors. Our holdings were made up of a mix of general obligations bonds (GOs) - those backed by real estate, income and other miscellaneous taxes - and revenue bonds - which are backed by sales taxes and usage fees. Within the GO sector, we had decent weightings in bonds issued by states as well as local governments. That said, we didn't own any uninsured California bonds, which worked in the Fund's favor as they came under pressure. Within the revenue sector, we emphasized bonds issued by entities that provide essential services - such as water and sewer, education and transportation. We also were helped by our decision to avoid tobacco bonds, but were hurt by underweighting in other more speculative sectors of the muni market, including hospitals and resource recovery bonds. In our view, the high-yielding airline, hospital and resource recovery sectors were lifted more by strong demand for yield than they were by significantly improved fundamentals.

    Our emphasis on non-callable securities had a mixed effect on performance. These bonds - which can't be redeemed by their issuers before maturity - helped us when interest rates were falling. Non-callables were in strong demand then because they protected investors from the risk of losing out on income if the bond were to be called and potentially leaving the bondholder to reinvest at lower, prevailing rates. Demand for them waned significantly
    - and their prices declined accordingly - when rates began to rise and call risk diminished.

Q.  What is your outlook?

A. We believe that interest rates are headed somewhat higher, although not as high as the bond market is seemingly forecasting at present. As a result, we'll likely keep the Fund positioned defensively, emphasizing high-quality bonds and bond structures that tend to outperform in a rising rate environment. We also plan to remain well diversified and look for opportunities to add attractively valued securities that may be mispriced due to supply and demand imbalances.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

                               MUNICIPAL BOND FUND
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Municipal      Lehman Brothers      Lipper Intermediate
         Bond Fund    Municipal Five-Year    Municipal Fund Index
                      General Obligations
                          Bond Index
Dec-93     10000            10000                 10000
Oct-94      9808             9838                  9808
Oct-95     10719            10855                 10880
Oct-96     11103            11368                 11369
Oct-97     11673            12107                 12155
Oct-98     12393            12897                 12983
Oct-99     12173            13040                 12823
Oct-00     13062            13792                 13649
Oct-01     14380            15142                 14928
Oct-02     15145            16033                 15641
Oct-03     15819            16876                 16352

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS MUNICIPAL FIVE-YEAR GENERAL OBLIGATIONS BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


                  Average Annual
                   Total Returns
                 ----------------
One Year               4.45%
Five Year              5.00%
Since Inception        4.75%

Municipal Bond Fund seeks a high level of current interest income exempt from federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. AAAM, Inc. is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

[END SIDEBAR]
20

         ABN AMRO FUNDS
-----------------------
INVESTOR MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                                Karen Van Cleave

Q.  How did the Fund perform during the
    fiscal year that ended October 31, 2003?

A. For the fiscal year that ended October 31, 2003, Investor Money Market Fund, Class N, produced a 7-day average yield of 0.57%. During the same period, the Fund returned 0.78%. By comparison, the Fund's benchmark, the iMoneyNet First Tier Retail Average returned 0.56%, while the Fund's peer group, as measured by the Lipper Money Market Funds Index, returned 0.71%.

Q.  What was the investment environment
    like during the twelve month period?

A. The Fed maintained their accommodative stance throughout the period. In November, 2002, the Fed moved aggressively, dropping the Federal Funds target rate 50 basis points to 1.25%. With the threat of military conflict with Iraq hanging over the country, however, the market failed to respond. The Fed stepped in again in June, citing the possibility of deflation. This time, they were less aggressive, dropping the rate 25 basis points, although many in the market were hoping for another 50 basis point cut. As we moved into the summer, fears of deflation and hopes for further cuts from the Fed faded as economic indicators turned almost uniformly positive, and the stock market rose rapidly. Despite assurances from the Fed that they were planning to keep rates low for the foreseeable future, many in the market began to anticipate that rates would move up by the end of the year. This caused the yield curve, which had been flat for the majority of the period, to steepen, as longer-term rates rose in anticipation of higher rates ahead.

Q.  What was your strategy?

A. We positioned our portfolio close to the maximum allowable limit of our maturity range over the entire period. By doing so, our portfolio was able to benefit from the steepening of the yield curve that occurred toward the end of the period. Over the course of the past twelve months, the Fund's maturities ranged from 31 to 50 days.

Q.  What is your outlook?

A. We believe that the Fed is likely to keep rates at their current low levels until at least the summer of 2004. Given this expectation, we plan to slowly shorten our portfolio in the months leading up to this time frame in order to quickly take advantage of higher rates. That said, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

[BEGIN SIDEBAR]
                                                                OCTOBER 31, 2003

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

7-DAY AVERAGE YIELD
-------------------
Class N Shares              0.57%

The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

                                 Average Annual
                                 TOTAL RETURNS
                                ---------------
INVESTOR MONEY
MARKET FUND -- CLASS N SHARES
-----------------------------
One Year                0.78%
Five Year               3.41%
Since Inception         4.19%

iMoneyNet First Tier
RETAIL AVERAGE INDEX
--------------------
One Year                0.56%
Five Year               3.25%
Since Inception*        4.00%

Lipper Money
MARKET FUNDS INDEX
------------------
One Year                0.71%
Five Year               3.41%
Since Inception*        4.13%

* INDEX RETURNS COMPUTED FROM
NOVEMBER 30, 1993.

Investor Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar denominated money market instruments. AAAM, Inc. is the Adviser for the Fund, which commenced investment operations on December 14, 1993.

[END SIDEBAR]

               ABN AMRO FUNDS
-----------------------------
GROWTH FUND
                                                                OCTOBER 31, 2003
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TECHNOLOGY ..................   23%
OTHER COMMON STOCKS .........   20%
RETAIL ......................   13%
FINANCE .....................    9%
COMMERCIAL SERVICES .........    8%
INSURANCE ...................    7%
CONSUMER CYCLICALS ..........    6%
CAPITAL GOODS ...............    5%
PHARMACEUTICALS .............    5%
CASH AND OTHER NET ASSETS ...    4%

% OF TOTAL NET ASSETS
                                                            MARKET
 SHARES                                                     VALUE
 ------                                                     ------
COMMON STOCKS - 95.95%
               ADVERTISING - 2.97%
      427,937  Omnicom Group .......................  $    34,149,373
                                                      ---------------
               CAPITAL GOODS - 4.78%
      601,600  Dover ...............................       23,474,432
      429,948  Illinois Tool Works .................       31,622,675
                                                      ---------------
                                                           55,097,107
                                                      ---------------
               CHEMICALS - 2.24%
      370,827  Praxair .............................       25,802,143
                                                      ---------------
               COMMERCIAL SERVICES - 7.79%
      857,733  Cintas ..............................       36,590,890
      967,694  Ecolab ..............................       26,021,291
      574,800  H&R Block ...........................       27,067,332
                                                      ---------------
                                                           89,679,513
                                                      ---------------
               CONSUMER CYCLICALS - 6.21%
      910,490  Harley-Davidson .....................       43,166,331
      263,216  Johnson Controls ....................       28,303,616
                                                      ---------------
                                                           71,469,947
                                                      ---------------
               ELECTRICAL - 2.25%
      892,739  General Electric ....................       25,898,358
                                                      ---------------
               FINANCE - 9.32%
      598,800  Fifth Third Bancorp .................       34,706,448
      630,311  Freddie Mac .........................       35,379,357
      832,964  MBNA ................................       20,615,859
    1,229,581  Schwab (Charles) ....................       16,673,118
                                                      ---------------
                                                          107,374,782
                                                      ---------------
               FOOD AND BEVERAGES - 3.50%
    1,197,346  Sysco ...............................       40,302,666
                                                      ---------------
               HEALTH CARE SERVICES - 3.82%
      740,342  Cardinal Health .....................       43,931,894
                                                      ---------------

                                                           MARKET
 SHARES                                                    VALUE
 ------                                                    ------
               INSURANCE - 7.02%
      801,436  AFLAC ...............................  $    29,236,385
      547,086  American International Group ........       33,279,242
      427,600  Marsh & McLennan ....................       18,279,900
                                                      ---------------
                                                           80,795,527
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 4.18%
      775,000  Medtronic ...........................       35,316,750
      200,000  Zimmer Holdings* ....................       12,762,000
                                                      ---------------
                                                           48,078,750
                                                      ---------------
               PHARMACEUTICALS - 4.69%
      504,602  Merck ...............................       22,328,639
    1,002,787  Pfizer ..............................       31,688,069
                                                      ---------------
                                                           54,016,708
                                                      ---------------
               RETAIL - 12.50%
      707,000  Home Depot (The) ....................       26,208,490
      676,196  Kohl's* .............................       37,914,310
    1,177,000  Starbucks* ..........................       37,193,200
      937,000  TJX .................................       19,667,630
      660,595  Walgreen ............................       23,001,918
                                                      ---------------
                                                          143,985,548
                                                      ---------------
               TECHNOLOGY - 22.50%
    1,907,006  Cisco Systems* ......................       40,008,986
    1,128,512  Dell* ...............................       40,761,854
    1,522,800  EMC* ................................       21,075,552
      322,500  IBM .................................       28,857,300
    1,119,100  Intel ...............................       36,986,255
    1,004,088  Microsoft ...........................       26,256,901
    1,744,000  Oracle* .............................       20,858,240
    1,531,000  Texas Instruments ...................       44,276,520
                                                      ---------------
                                                          259,081,608
                                                      ---------------
               TRANSPORTATION - 2.18%
    1,294,800  Southwest Airlines ..................       25,119,120
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $953,882,647) ...............    1,104,783,044
                                                      ---------------

INVESTMENT COMPANY - 4.14%
   47,723,291  BlackRock Provident Institutional
                 TempCash Portfolio ................       47,723,291
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $47,723,291) ................       47,723,291
                                                      ---------------
TOTAL INVESTMENTS - 100.09%
   (Cost $1,001,605,938)** .........................    1,152,506,335
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - (0.09)% .........       (1,032,643)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $ 1,151,473,692
                                                      ===============

---------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $1,002,362,585.

     Gross unrealized appreciation .................  $   175,793,678
     Gross unrealized depreciation .................      (25,649,928)
                                                      ---------------
     Net unrealized appreciation ...................  $   150,143,750
                                                      ===============




SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
MONTAG & CALDWELL GROWTH FUND
                                                                OCTOBER 31, 2003
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMMUNICATIONS ..........................  5%
INSURANCE ...............................  6%
TECHNOLOGY ..............................  6%
OTHER COMMON STOCKS ..................... 31%
CAPITAL GOODS ...........................  7%
PHARMACEUTICALS .........................  7%
CONSUMER STAPLES ........................ 11%
FOOD AND BEVERAGES ......................  8%
MEDICAL PRODUCTS AND SUPPLIES ...........  8%
CASH AND OTHER NET ASSETS ............... 11%

% OF TOTAL NET ASSETS


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

COMMON STOCKS - 89.37%
               ADVERTISING - 2.14%
      835,700  Omnicom Group .......................   $   66,688,860
                                                       --------------
               BIOTECHNOLOGY - 4.87%
    1,701,500  Amgen* ..............................      105,084,640
      572,600  Genentech* ..........................       46,936,022
                                                       --------------
                                                          152,020,662
                                                       --------------
               CAPITAL GOODS - 7.11%
      869,500  Caterpillar .........................       63,716,960
    2,104,100  Masco ...............................       57,862,750
    1,271,600  3M ..................................      100,291,092
                                                       --------------
                                                          221,870,802
                                                       --------------
               COMMERCIAL SERVICES - 1.04%
      834,000  Paychex .............................       32,459,280
                                                       --------------
               COMMUNICATIONS - 4.93%
      720,500  eBay* ...............................       40,304,770
    1,350,000  Gannett .............................      113,548,500
                                                       --------------
                                                          153,853,270
                                                       --------------
               CONSUMER CYCLICALS - 1.95%
    1,411,300  Marriott International, Class A .....       60,968,160
                                                       --------------
               CONSUMER STAPLES - 11.14%
    1,566,400  Colgate-Palmolive ...................       83,316,816
    3,500,000  Gillette ............................      111,650,000
    1,550,000  Procter & Gamble ....................      152,349,500
                                                       --------------
                                                          347,316,316
                                                       --------------
               ENTERTAINMENT AND LEISURE - 2.16%
    2,972,000  Disney, Walt ........................       67,286,080
                                                       --------------
               FINANCE - 2.98%
    1,958,300  Citigroup ...........................       92,823,420
                                                       --------------


                                                          MARKET
 SHARES                                                    VALUE
-------                                                   -------

               FOOD AND BEVERAGES - 8.10%
    3,000,000  Coca-Cola ...........................   $  139,200,000
    2,373,400  PepsiCo .............................      113,495,988
                                                       --------------
                                                          252,695,988
                                                       --------------
               INSURANCE - 5.66%
    1,850,000  American International Group ........      112,535,500
    1,500,000  Marsh & McLennan ....................       64,125,000
                                                       --------------
                                                          176,660,500
                                                       --------------
               MEDICAL PRODUCTS AND SUPPLIES - 8.27%
    2,650,000  Johnson & Johnson ...................      133,374,500
    2,732,100  Medtronic ...........................      124,501,797
                                                       --------------
                                                          257,876,297
                                                       --------------
               OIL AND GAS EXTRACTION - 3.79%
    2,514,400  Schlumberger ........................      118,101,368
                                                       --------------
               PHARMACEUTICALS - 7.44%
    1,300,000  Eli Lilly ...........................       86,606,000
    4,600,000  Pfizer ..............................      145,360,000
                                                       --------------
                                                          231,966,000
                                                       --------------
               RETAIL - 3.42%
    1,900,000  Kohl's* .............................      106,533,000
                                                       --------------
               TECHNOLOGY - 5.80%
      429,100  Electronic Arts* ....................       42,498,064
    2,251,300  Microsoft ...........................       58,871,495
    6,658,700  Oracle* .............................       79,638,052
                                                       --------------
                                                          181,007,611
                                                       --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 4.26%
    2,800,000  QUALCOMM ............................      133,000,000
                                                       --------------
               TRANSPORTATION - 4.31%
    1,853,700  United Parcel Service, Class B ......      134,430,324
                                                       --------------
               TOTAL COMMON STOCKS
                 (Cost $2,527,855,601) .............    2,787,557,938
                                                       --------------

INVESTMENT COMPANIES - 8.66%
  155,573,108  BlackRock Provident Institutional
                 TempCash Portfolio ................      155,573,108
  114,442,961  BlackRock Provident Institutional
                 TempFund Portfolio ................      114,442,961
                                                       --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $270,016,069) ...............      270,016,069
                                                       --------------
TOTAL INVESTMENTS - 98.03%
   (Cost $2,797,871,670)** .........................    3,057,574,007
                                                       --------------
NET OTHER ASSETS AND LIABILITIES - 1.97% ...........       61,523,632
                                                       --------------
NET ASSETS - 100.00% ...............................   $3,119,097,639
                                                       ==============

--------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $2,834,564,481.

     Gross unrealized appreciation .................   $  291,430,642
     Gross unrealized depreciation .................      (68,421,116)
                                                       --------------
     Net unrealized appreciation ...................   $  223,009,526
                                                       ==============




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
TAMRO LARGE CAP VALUE FUND
                                                                OCTOBER 31, 2003
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH AND OTHER NET ASSETS ................  4%
RETAIL ...................................  5%
CAPITAL GOODS ............................  6%
OTHER COMMON STOCKS ...................... 25%
PHARMACEUTICALS ..........................  7%
INSURANCE ................................  8%
FINANCE .................................  16%
FOOD AND BEVERAGES .......................  9%
OIL AND GAS EXTRACTION ................... 11%
COMMUNICATIONS ...........................  9%

% OF TOTAL NET ASSETS


                                                        MARKET
 SHARES                                                  VALUE
-------                                                 -------


COMMON STOCKS - 96.06%
               BASIC MATERIALS - 1.19%
        3,341  Alcoa ...............................  $       105,475
                                                      ---------------
               CAPITAL GOODS - 6.42%
        2,650  Boeing ..............................          101,998
        2,406  General Dynamics ....................          201,382
        5,570  Masco ...............................          153,175
        1,349  United Technologies .................          114,247
                                                      ---------------
                                                              570,802
                                                      ---------------
               CHEMICALS - 1.93%
        4,241  duPont (E.I.) de Nemours ............          171,336
                                                      ---------------
               COMMUNICATIONS - 9.14%
        2,755  ALLTEL ..............................          130,229
        4,035  Comcast, Class A* ...................          136,867
       16,924  Liberty Media, Class A* .............          170,763
       13,981  Time Warner* ........................          213,770
        7,602  Vodafone Group, SP ADR ..............          160,782
                                                      ---------------
                                                              812,411
                                                      ---------------
               CONSUMER CYCLICALS - 4.10%
        3,530  Harley-Davidson .....................          167,357
        5,609  SONY, SP ADR ........................          197,437
                                                      ---------------
                                                              364,794
                                                      ---------------
               CONSUMER STAPLES - 3.93%
        2,861  Kimberly-Clark ......................          151,090
        8,704  Newell Rubbermaid ...................          198,451
                                                      ---------------
                                                              349,541
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 1.86%
        7,316  Disney, Walt ........................          165,634
                                                      ---------------
               FINANCE - 16.03%
            2  Berkshire Hathaway, Class A* ........          155,620
           52  Berkshire Hathaway, Class B* ........          134,810
        3,325  Citigroup ...........................          157,605


                                                          MARKET
 SHARES                                                    VALUE
-------                                                   -------

               FINANCE (CONTINUED)
        2,029  Fannie Mae ..........................  $       145,459
        5,572  J.P. Morgan Chase ...................          200,035
        7,153  MBNA ................................          177,037
        4,617  Wachovia ............................          211,782
        5,531  Washington Mutual ...................          241,981
                                                      ---------------
                                                            1,424,329
                                                      ---------------
               FOOD AND BEVERAGES - 9.21%
        3,186  Coca-Cola ...........................          147,830
        7,477  ConAgra Foods .......................          178,252
        2,993  General Mills .......................          134,236
        6,615  Kraft Foods, Class A ................          192,497
        9,461  Kroger* .............................          165,473
                                                      ---------------
                                                              818,288
                                                      ---------------
               HEALTH CARE SERVICES - 2.14%
        4,975  HCA .................................          190,294
                                                      ---------------
               INSURANCE - 7.69%
        3,342  ACE .................................          120,312
        4,260  Cincinnati Financial ................          174,319
        4,759  Loews ...............................          204,637
        4,760  Prudential Financial ................          183,927
                                                      ---------------
                                                              683,195
                                                      ---------------
               OIL AND GAS EXTRACTION - 10.82%
        4,551  BP, SP ADR ..........................          192,871
        2,047  ChevronTexaco .......................          152,092
        2,625  ConocoPhilips .......................          150,019
        4,519  Exxon Mobil .........................          165,305
        3,277  Schlumberger ........................          153,921
        7,670  Transocean* .........................          147,187
                                                      ---------------
                                                              961,395
                                                      ---------------
               PHARMACEUTICALS - 6.65%
        3,501  AmerisourceBergen ...................          198,752
        8,546  Bristol-Myers Squibb ................          216,812
        2,630  Eli Lilly ...........................          175,210
                                                      ---------------
                                                              590,774
                                                      ---------------
               RESTAURANTS - 3.41%
       12,109  McDonald's ..........................          302,846
                                                      ---------------
               RETAIL - 4.92%
        6,330  Costco Wholesale* ...................          223,892
        7,627  May Department Stores (The) .........          213,251
                                                      ---------------
                                                              437,143
                                                      ---------------
               TECHNOLOGY - 3.41%
        4,508  Apple Computer* .....................          103,188
        8,956  Hewlett-Packard .....................          199,808
                                                      ---------------
                                                              302,996
                                                      ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 2.32%
       12,120  Nokia, SP ADR .......................          205,919
                                                      ---------------
               UTILITIES - 0.89%
        4,384  Duke Energy .........................           79,570
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $7,717,323) .................        8,536,742
                                                      ---------------


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
TAMRO LARGE CAP VALUE FUND
                                                                OCTOBER 31, 2003
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------
                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

INVESTMENT COMPANIES - 6.13%
      460,205  BlackRock Provident Institutional
                 TempCash Portfolio ................  $       460,205
       84,557  BlackRock Provident Institutional
                 TempFund Portfolio ................           84,557
                                                      ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $544,762) ...................          544,762
                                                      ---------------
TOTAL INVESTMENTS - 102.19%
   (Cost $8,262,085)** .............................        9,081,504
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - (2.19)% .........         (194,604)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $     8,886,900
                                                      ===============

---------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $8,273,761.

     Gross unrealized appreciation .................  $       905,359
     Gross unrealized depreciation .................          (97,616)
                                                      ---------------
     Net unrealized appreciation ...................  $       807,743
                                                      ===============

   SP ADR  Sponsored American Depositary Receipt




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

VALUE FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CAPITAL GOODS ....................   6%
CASH AND OTHER NET ASSETS ........   3%
INSURANCE ........................   6%
FINANCE ..........................  23%
PHARMACEUTICALS ..................   6%
CONSUMER STAPLE ..................   7%
OTHER COMMON STOCKS AND
CONVERTIBLE PREFERRED STOCK ......  21%
COMMUNICATIONS ...................   8%
BASIC MATERIALS ..................   8%
OIL AND GAS EXTRACTION ...........  12%

% OF TOTAL NET ASSETS


                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

COMMON STOCKS - 96.55%

               BASIC MATERIALS - 7.95%
       46,300  Air Products & Chemicals ............  $     2,102,483
       46,100  BHP Billiton, SP ADR ................          759,728
       21,300  Bowater .............................          869,679
       56,300  Dow Chemical ........................        2,121,947
       42,100  International Paper .................        1,656,635
       50,100  PPG Industries ......................        2,888,265
        9,100  Praxair .............................          633,178
       16,000  Rio Tinto, SP ADR ...................        1,584,800
       62,000  Smurfit-Stone Container* ............          961,000
      185,700  Syngenta, ADR .......................        1,999,989
                                                      ---------------
                                                           15,577,704
                                                      ---------------
               CAPITAL GOODS - 5.92%
      200,900  Archer-Daniels-Midland ..............        2,882,915
       11,500  Caterpillar .........................          842,720
       34,200  Deere ...............................        2,073,204
       44,400  Emerson Electric ....................        2,519,700
       32,500  Northrop Grumman ....................        2,905,500
        4,800  3M ..................................          378,576
                                                      ---------------
                                                           11,602,615
                                                      ---------------
               COMMUNICATIONS - 7.98%
      100,400  BellSouth ...........................        2,641,524
       74,100  Comcast, Special Class A
                 Non-Voting* .......................        2,417,142
       71,000  Cox Communications, Class A* ........        2,418,970
      137,900  SBC Communications ..................        3,306,842
       81,600  Time Warner* ........................        1,247,664
      107,200  Verizon Communications ..............        3,601,920
                                                      ---------------
                                                           15,634,062
                                                      ---------------
               CONSUMER CYCLICALS - 2.50%
       21,100  Hasbro ..............................          459,980
       28,900  Sears, Roebuck ......................        1,521,007
       59,600  Tribune .............................        2,923,380
                                                      ---------------
                                                            4,904,367
                                                      ---------------


                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

               CONSUMER STAPLES - 6.88%
      106,700  Altria Group ........................  $     4,961,550
       75,900  Kimberly-Clark ......................        4,008,279
       28,800  Kroger* .............................          503,712
       20,000  Newell Rubbermaid ...................          456,000
       15,300  Safeway* ............................          322,830
       81,000  Viacom, Class B .....................        3,229,470
                                                      ---------------
                                                           13,481,841
                                                      ---------------
               FINANCE - 23.38%
       47,600  American Express ....................        2,233,868
       70,000  Bank of America .....................        5,301,100
       32,900  Bank One ............................        1,396,605
      140,300  Citigroup ...........................        6,650,220
       57,500  Fannie Mae ..........................        4,122,175
      138,100  FleetBoston Financial ...............        5,577,859
       46,100  Goldman Sachs Group .................        4,328,790
      125,000  Mellon Financial ....................        3,733,750
       55,710  Merrill Lynch .......................        3,298,032
       73,200  Reed Elsevier, SP ADR ...............        2,315,316
       31,900  SouthTrust ..........................        1,016,015
       67,400  SunTrust Banks ......................        4,520,518
       28,400  Wachovia ............................        1,302,708
                                                      ---------------
                                                           45,796,956
                                                      ---------------
               FOOD AND BEVERAGES - 4.16%
       26,400  Diageo, SP ADR ......................        1,262,184
       58,100  Heinz (H.J.) ........................        2,052,673
        9,000  Hormel Foods ........................          222,210
      104,400  Kellogg .............................        3,458,772
       16,000  PepsiCo .............................          765,120
       26,500  Tyson Foods, Class A ................          378,155
                                                      ---------------
                                                            8,139,114
                                                      ---------------
               INSURANCE - 6.17%
       62,200  Allstate ............................        2,456,900
       25,900  Chubb (The) .........................        1,730,379
       31,000  Hartford Financial Services
                 Group .............................        1,701,900
      110,180  MetLife .............................        3,459,652
      168,206  Travelers Property Casualty,
                 Class A* ..........................        2,741,758
                                                      ---------------
                                                           12,090,589
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 2.24%
        7,700  Guidant .............................          392,777
       79,200  Johnson & Johnson ...................        3,986,136
                                                      ---------------
                                                            4,378,913
                                                      ---------------
               OIL AND GAS EXTRACTION - 12.33%
       32,200  Baker Hughes ........................          909,972
       95,900  BP, SP ADR ..........................        4,064,242
       22,500  ChevronTexaco .......................        1,671,750
       62,300  ConocoPhilips .......................        3,560,445
       14,400  Devon Energy ........................          698,400
      169,800  Exxon Mobil .........................        6,211,284
       47,600  Noble* ..............................        1,634,108
       42,300  Schlumberger ........................        1,986,831
       12,100  Total, SP ADR .......................          944,647
       77,600  Unocal ..............................        2,458,368
                                                      ---------------
                                                           24,140,047
                                                      ---------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

VALUE FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                   VALUE
 -------                                                 -------

               PHARMACEUTICALS - 6.09%
       22,900  Abbott Laboratories .................  $       975,998
       57,400  Novartis, ADR .......................        2,202,438
      132,500  Pfizer ..............................        4,187,000
       23,300  Roche Holdings, SP ADR ..............        1,928,042
      172,100  Schering-Plough .....................        2,627,967
                                                      ---------------
                                                           11,921,445
                                                      ---------------
               PRINTING AND PUBLISHING - 0.52%
       13,900  Knight-Ridder .......................        1,019,148
                                                      ---------------
               RESTAURANTS - 0.32%
       25,000  McDonald's ..........................          625,250
                                                      ---------------
               TECHNOLOGY - 3.51%
       29,200  Hewlett-Packard .....................          651,452
       27,900  IBM .................................        2,496,492
       61,700  Microsoft ...........................        1,613,455
      156,300  Motorola ............................        2,114,739
                                                      ---------------
                                                            6,876,138
                                                      ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 0.46%
      203,400  Nortel Network ......................          905,130
                                                      ---------------
               TRANSPORTATION - 1.32%
       41,200  Union Pacific .......................        2,579,120
                                                      ---------------
               UTILITIES - 4.82%
          400  AGL Resources .......................           11,260
       24,900  Cinergy .............................          904,119
       51,300  Energy East .........................        1,151,685
       14,360  FirstEnergy .........................          493,840
       13,800  FPL Group ...........................          879,612
       21,100  KeySpan .............................          737,867
       42,200  National Fuel Gas ...................          943,170
       28,900  NSTAR ...............................        1,349,630
       22,200  PPL .................................          886,224
       63,700  TXU .................................        1,453,634
       22,400  WGL Holdings ........................          619,360
                                                      ---------------
                                                            9,430,401
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $174,811,286) ...............      189,102,840
                                                      ---------------


                                                          MARKET
 SHARES                                                    VALUE
-------                                                   -------


CONVERTIBLE PREFERRED STOCK - 0.17%
               CAPITAL GOODS - 0.17%
        3,200  Northrop Grumman ....................  $       322,880
                                                      ---------------
               TOTAL CONVERTIBLE PREFERRED STOCK
                 (Cost $381,126) ...................         322,880
                                                      ---------------

INVESTMENT COMPANY - 3.11%
    6,099,334  BlackRock Provident Institutional
                 TempCash Portfolio ................        6,099,334
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $6,099,334) .................        6,099,334
                                                      ---------------
TOTAL INVESTMENTS - 99.83%
   (Cost $181,291,746)** ...........................      195,525,054
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 0.17% ...........         327,478
                                                      ---------------
NET ASSETS - 100.00% ...............................  $   195,852,532
                                                      ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $181,950,567.

     Gross unrealized appreciation .................  $    16,052,360
     Gross unrealized depreciation .................       (2,477,873)
                                                      ---------------
     Net unrealized appreciation ...................  $    13,574,487
                                                      ===============

     ADR American Depositary Receipt
  SP ADR Sponsored American Depositary Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

VEREDUS SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ENTERTAINMENT AND LEISURE ..........   6%
TRANSPORTATION .....................   5%
COMMUNICATIONS .....................   5%
RETAIL .............................   6%
BUILDING ...........................  18%
CASH AND OTHER NET ASSETS ..........   7%
OIL AND GAS EXTRACTION .............  15%
TECHNOLOGY .........................  12%
OTHER COMMON STOCKS ................  13%
FINANCE ............................  13%

% OF TOTAL NET ASSETS


                                                         MARKET
 SHARES                                                   VALUE
-------                                                  -------

COMMON STOCKS - 93.01%

               BIOTECHNOLOGY - 2.74%
        1,200  Genzyme* ............................  $        55,080
                                                      ---------------
               BUILDING - 17.54%
           25  Cavco Industries* ...................              604
        1,200  Centex ..............................          117,000
        1,500  D.R. Horton .........................           59,700
        1,100  Lennar ..............................          101,035
          150  NVR* ................................           73,410
                                                      ---------------
                                                              351,749
                                                      ---------------
               COMMUNICATIONS - 4.69%
        1,900  Cox Communications, Class A* ........           64,733
          800  InterActiveCorp* ....................           29,368
                                                      ---------------
                                                               94,101
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 5.66%
        3,300  Disney, Walt ........................           74,712
        1,400  Fox Entertainment Group,
                 Class A* ..........................           38,780
                                                      ---------------
                                                              113,492
                                                      ---------------
               FINANCE - 13.49%
          700  Bear Stearns (The) ..................           53,375
        7,000  E*TRADE Group* ......................           72,100
        1,100  Lehman Brothers Holdings ............           79,200
        1,200  Morgan Stanley ......................           65,844
                                                      ---------------
                                                              270,519
                                                      ---------------
               HEALTH CARE SERVICES - 2.66%
          600  WellPoint Health Networks* ..........           53,340
                                                      ---------------
               OIL AND GAS EXTRACTION - 14.89%
        1,800  BJ Services* ........................           59,058
        1,300  Cooper Cameron* .....................           55,666


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               OIL AND GAS EXTRACTION (CONTINUED)
        2,000  ENSCO International .................  $        52,700
        1,700  Nabors Industries* ..................           64,260
        1,800  Smith International* ................           67,014
                                                      ---------------
                                                              298,698
                                                      ---------------
               PHARMACEUTICALS - 3.83%
        1,000  Barr Laboratories* ..................           76,770
                                                      ---------------
               RETAIL - 5.95%
        1,600  CVS .................................           56,288
        2,100  RadioShack ..........................           62,979
                                                      ---------------
                                                              119,267
                                                      ---------------
               SEMICONDUCTORS - 2.76%
        5,000  Taiwan Semiconductor* ...............           55,300
                                                      ---------------
               TECHNOLOGY - 11.77%
          800  Intel ...............................           26,440
        4,700  Maxtor* .............................           64,249
        5,400  Micron Technology* ..................           77,436
        2,600  Microsoft ...........................           67,990
                                                      ---------------
                                                              236,115
                                                      ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 2.19%
        4,000  Corning* ............................           43,920
                                                      ---------------
               TRANSPORTATION - 4.84%
        5,000  Southwest Airlines ..................           97,000
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $1,713,390) .................        1,865,351
                                                      ---------------

INVESTMENT COMPANIES - 5.86%

      103,265  BlackRock Provident Institutional
                 TempCash Portfolio ................          103,265
       14,311  BlackRock Provident Institutional
                 TempFund Portfolio ................           14,311
                                                      ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $117,576) ...................          117,576
                                                      ---------------
TOTAL INVESTMENTS - 98.87%
   (Cost $1,830,966)** .............................        1,982,927
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 1.13% ...........           22,752
                                                      ---------------
NET ASSETS - 100.00% ...............................  $     2,005,679
                                                      ===============

-----------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $1,832,016.

     Gross unrealized appreciation .................  $       176,453
     Gross unrealized depreciation .................          (25,542)
                                                      ---------------
     Net unrealized appreciation ...................  $       150,911
                                                      ===============


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------
                                                                OCTOBER 31, 2003

MID CAP FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PHARMACEUTICALS ..................  5%
CASH AND OTHER NET ASSETS ........  6%
OIL AND GAS EXTRACTION ...........  6%
OTHER COMMON STOCKS .............. 30%
AGRICULTURE ......................  6%
COMMUNICATIONS ...................  6%
TELECOMM. EQUIPMENT ..............  7%
TECHNOLOGY ....................... 13%
MEDICAL PRODUCTS AND SUPPLIES ....  8%
PRINTING AND PUBLISHING .......... 13%

% OF TOTAL NET ASSETS

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

COMMON STOCKS - 93.78%

               AGRICULTURE - 6.12%
      284,700  Bunge ...............................  $     7,715,370
      159,500  Monsanto ............................        3,995,475
                                                      ---------------
                                                           11,710,845
                                                      ---------------
               AUTOMOTIVE - 3.25%
       78,000  BorgWarner ..........................        6,208,020
                                                      ---------------
               CAPITAL GOODS - 2.34%
      112,400  York International ..................        4,466,776
                                                      ---------------
               CHEMICALS - 2.83%
      193,500  FMC* ................................        5,419,935
                                                      ---------------
               COMMERCIAL SERVICES - 2.66%
      109,500  Dun & Bradstreet* ...................        5,097,225
                                                      ---------------
               COMMUNICATIONS - 5.89%
      248,000  Interpublic Group* ..................        3,690,240
      204,000  Reuters Group, SP ADR ...............        5,406,000
       45,000  WPP Group, SP ADR ...................        2,159,100
                                                      ---------------
                                                           11,255,340
                                                      ---------------
               CONSUMER CYCLICALS - 3.31%
      327,000  Mattel ..............................        6,330,720
                                                      ---------------
               ELECTRONICS - 4.85%
      246,000  American Power Conversion ...........        4,976,580
      344,000  Symbol Technologies .................        4,296,560
                                                      ---------------
                                                            9,273,140
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 3.74%
      202,600  Hearst-Argyle Television* ...........        4,904,946
      140,900  Metro-Goldwyn-Mayer* ................        2,248,763
                                                      ---------------
                                                            7,153,709
                                                      ---------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               INSURANCE - 2.64%
      123,300  Cincinnati Financial ................  $     5,045,436
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 7.50%
      250,000  Edwards Lifesciences* ...............        7,250,000
       96,100  McKesson ............................        2,908,947
      231,900  PerkinElmer .........................        4,176,519
                                                      ---------------
                                                           14,335,466
                                                      ---------------
               OIL AND GAS EXTRACTION - 5.78%
      336,873  FMC Technologies* ...................        6,764,410
      484,700  Veritas DGC* ........................        4,294,442
                                                      ---------------
                                                           11,058,852
                                                      ---------------
               PHARMACEUTICALS - 5.17%
      261,000  Alpharma, Class A ...................        4,750,200
      224,000  Shire Pharmaceuticals
                 Group, ADR* .......................        5,129,600
                                                      ---------------
                                                            9,879,800
                                                      ---------------
               PRINTING AND PUBLISHING - 13.22%
      220,800  Belo, Class A .......................        6,019,008
      474,000  Pearson, SP ADR .....................        4,977,000
      579,600  Reader's Digest Association,
                 Class A ...........................        8,537,508
      186,000  Scholastic* .........................        5,752,980
                                                      ---------------
                                                           25,286,496
                                                      ---------------
               TECHNOLOGY - 13.44%
      101,700  Apple Computer* .....................        2,327,913
       47,000  Diebold .............................        2,681,820
      226,710  EMC* ................................        3,137,666
      164,100  Mentor Graphics* ....................        2,748,675
      211,207  Progress Software* ..................        4,661,339
      660,800  Unisys* .............................       10,149,888
                                                      ---------------
                                                           25,707,301
                                                      ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 7.10%
      675,700  Andrew* .............................        8,838,156
      127,100  Harris ..............................        4,730,662
                                                      ---------------
                                                           13,568,818
                                                      ---------------
               TRANSPORTATION - 3.94%
      214,900  CNF .................................        7,525,798
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $148,243,135) ...............      179,323,677
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

MID CAP FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------


INVESTMENT COMPANIES - 7.41%
    9,701,645  BlackRock Provident Institutional
                 TempCash Portfolio ................  $     9,701,645
    4,470,109  BlackRock Provident Institutional
                 TempFund Portfolio ................        4,470,109
                                                      ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $14,171,754) ................       14,171,754
                                                      ---------------
TOTAL INVESTMENTS - 101.19%
   (Cost $162,414,889)** ...........................      193,495,431
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - (1.19)%  ........       (2,274,961)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $   191,220,470
                                                      ===============

------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $163,195,382.

     Gross unrealized appreciation .................  $    31,719,799
     Gross unrealized depreciation .................       (1,419,750)
                                                      ---------------
     Net unrealized appreciation ...................  $    30,300,049
                                                      ===============

     ADR American Depositary Receipt
  SP ADR Sponsored American Depositary Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------
                                                                OCTOBER 31, 2003

TAMRO SMALL CAP FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHI COMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH AND OTHER NET ASSETS ........  3%
OIL AND GAS EXTRACTION ...........  6%
FOOD AND BEVERAGES ...............  6%
OTHER COMMON STOCKS .............. 28%
RETAIL ...........................  8%
CAPITAL GOODS ....................  8%
CONSUMER CYCLICALS ...............  9%
FINANCE .......................... 12%
TECHNOLOGY ....................... 10%
COMMUNICATIONS ................... 10%

% OF TOTAL NET ASSETS


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

COMMON STOCKS - 96.99%

               BIOTECHNOLOGY - 2.71%
      123,490  Applera - Celera Genomics
                 Group* ............................  $     1,651,061
                                                      ---------------
               CAPITAL GOODS - 8.41%
      140,575  General Cable* ......................        1,334,057
       28,200  Martin Marietta Materials ...........        1,155,354
       58,630  NCI Building Systems* ...............        1,275,202
       29,510  Teleflex ............................        1,357,755
                                                      ---------------
                                                            5,122,368
                                                      ---------------
               COMMERCIAL SERVICES - 2.99%
       47,820  FTI Consulting* .....................          951,618
      167,430  Hooper Holmes .......................          872,310
                                                      ---------------
                                                            1,823,928
                                                      ---------------
               COMMUNICATIONS - 9.68%
        9,000  CheckFree* ..........................          247,770
       52,590  Emmis Communications,
                 Class A* ..........................        1,166,446
       31,730  Martha Stewart Living Omnimedia,
                 Class A* ..........................          327,136
      223,400  Sapient* ............................        1,224,232
      267,675  3Com* ...............................        1,927,260
      156,540  TIBCO Software* .....................        1,008,118
                                                      ---------------
                                                            5,900,962
                                                      ---------------
               CONSUMER CYCLICALS - 8.85%
      129,430  Bally Total Fitness Holding* ........          862,004
       61,580  Natuzzi, SP ADR .....................          674,917
       50,600  Steven Madden* ......................        1,084,358
      148,970  TiVo* ...............................        1,194,739
      117,620  Vail Resorts* .......................        1,576,108
                                                      ---------------
                                                            5,392,126
                                                      ---------------

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

               CONSUMER STAPLES - 5.69%
       62,310  Andrx* ..............................  $     1,239,969
       52,500  NBTY* ...............................        1,430,625
       13,790  Scotts (The), Class A* ..............          796,373
                                                      ---------------
                                                            3,466,967
                                                      ---------------
               FINANCE - 11.66%
      121,000  E*TRADE Group* ......................        1,246,300
      166,945  Innkeepers USA Trust, REIT ..........        1,452,421
       16,500  People's Bank .......................          540,210
       40,000  Post Properties, REIT ...............        1,056,000
       54,860  Seacoast Financial Services .........        1,404,965
       32,000  Summit Properties, REIT .............          715,520
       13,780  UMB Financial .......................          689,276
                                                      ---------------
                                                            7,104,692
                                                      ---------------
               FOOD AND BEVERAGES - 6.31%
       29,900  American Italian Pasta, Class A* ....        1,143,376
       88,140  Hain Celestial Group* ...............        1,859,754
       57,280  Interstate Bakeries .................          840,870
                                                      ---------------
                                                            3,844,000
                                                      ---------------
               HEALTH CARE SERVICES - 2.15%
       54,500  Community Health Systems* ...........        1,309,090
                                                      ---------------
               INSURANCE - 3.67%
        5,150  Alleghany* ..........................        1,037,519
       67,940  FPIC Insurance Group* ...............        1,198,462
                                                      ---------------
                                                            2,235,981
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 1.34%
       28,100  Edwards Lifesciences* ...............          814,900
                                                      ---------------
               OIL AND GAS EXTRACTION - 5.87%
       62,380  National-Oilwell* ...................        1,189,587
       40,250  Pioneer Natural Resources* ..........        1,064,612
       97,300  Plains Exploration & Production* ....        1,320,361
                                                      ---------------
                                                            3,574,560
                                                      ---------------
               PHARMACEUTICALS - 5.49%
       58,200  Noven Pharmaceuticals* ..............          587,238
       30,430  Penwest Pharmaceuticals* ............          498,443
       89,460  Perrigo .............................        1,203,237
       35,110  Pharmaceutical Product
                 Development* ......................        1,055,758
                                                      ---------------
                                                            3,344,676
                                                      ---------------
               RESTAURANTS - 4.40%
       98,340  O' Charley's* .......................        1,657,029
       38,890  Papa John's International* ..........        1,023,196
                                                      ---------------
                                                            2,680,225
                                                      ---------------
               RETAIL - 7.69%
       33,000  Buckle (The) ........................          739,530
      173,500  Circuit City Stores .................        1,655,190
       38,170  Sharper Image* ......................        1,099,296
      108,540  Wet Seal (The), Class A* ............        1,192,855
                                                      ---------------
                                                            4,686,871
                                                      ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

TAMRO SMALL CAP FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

               TECHNOLOGY - 10.08%
       99,640  CIBER* ..............................  $       918,681
      158,310  Gateway* ............................          797,882
       50,660  Group 1 Software* ...................          914,413
      158,030  IKON Office Solutions ...............        1,327,452
       40,000  NCR* ................................        1,437,600
       18,890  Take-Two Interactive Software* ......          747,100
                                                      ---------------
                                                            6,143,128
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $49,325,051) ................       59,095,535
                                                      ---------------

INVESTMENT COMPANY - 2.51%

    1,532,616  BlackRock Provident Institutional
                 TempCash Portfolio ................        1,532,616
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $1,532,616) .................        1,532,616
                                                      ---------------
TOTAL INVESTMENTS - 99.50%
   (Cost $50,857,667)** ............................       60,628,151
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 0.50% ...........          304,128
                                                      ---------------
NET ASSETS - 100.00% ...............................  $    60,932,279
                                                      ===============

----------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $50,848,230.

     Gross unrealized appreciation .................  $    10,540,229
     Gross unrealized depreciation .................         (760,308)
                                                      ---------------
     Net unrealized appreciation ...................  $     9,779,921
                                                      ===============

     REIT  Real Estate Investment Trust
   SP ADR  Sponsored American Depositary Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

VEREDUS AGGRESSIVE GROWTH FUND


SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ENTERTAINMENT AND LEISURE ..........  4%
PHARMACEUTICALS ....................  4%
CASH AND OTHER NET ASSETS ..........  6%
CONSUMER CYCLICALS ................. 24%
COMMUNICATIONS .....................  6%
HEALTH CARE SERVICES ...............  6%
TECHNOLOGY ......................... 15%
FINANCE ............................  9%
OIL AND GAS EXTRACTION ............. 12%
OTHER COMMON STOCKS ................ 14%

% OF TOTAL NET ASSETS

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

COMMON STOCKS - 94.34%

               BIOTECHNOLOGY - 1.77%
      191,000  Martek Biosciences* .................  $     9,246,310
                                                      ---------------
               COMMERCIAL SERVICES - 1.04%
      315,500  Wireless Facilities* ................        5,420,290
                                                      ---------------
               COMMUNICATIONS - 6.20%
      121,650  eSPEED, Class A* ....................        3,314,962
      614,800  Polycom* ............................       12,314,444
      226,780  Portal Software* ....................        3,628,480
      301,700  RSA Security* .......................        3,913,049
       61,900  SafeNet* ............................        2,064,365
      323,500  WebEx Communications* ...............        7,146,115
                                                      ---------------
                                                           32,381,415
                                                      ---------------
               CONSUMER CYCLICALS - 23.59%
      289,200  D.R. Horton .........................       11,510,160
      247,850  Hovanian Enterprises, Class A* ......       20,145,248
      152,000  KB HOME .............................       10,410,480
      228,480  M.D.C. Holdings .....................       15,381,274
      195,100  Pulte Homes .........................       16,878,101
       93,500  Ryland Group (The) ..................        8,312,150
      164,050  Standard-Pacific ....................        7,849,792
      447,300  Toll Brothers* ......................       16,478,532
      740,150  WCI Communities* ....................       16,135,270
                                                      ---------------
                                                          123,101,007
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 4.20%
      251,700  Alliance Gaming* ....................        6,103,725
      300,100  Marvel Enterprises* .................        8,837,945
      234,100  Station Casinos .....................        6,964,475
                                                      ---------------
                                                           21,906,145
                                                      ---------------
               FINANCE - 9.10%
      237,750  Accredited Home Lenders
                 Holding* ..........................        6,804,405

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               FINANCE (CONTINUED)
      208,500  Chicago Mercantile Exchange .........  $    14,167,575
      905,900  Knight Trading Group* ...............       12,537,656
      308,100  Portfolio Recovery Associates* ......        7,964,385
      148,000  Raymond James Financial .............        6,036,920
                                                      ---------------
                                                           47,510,941
                                                      ---------------
               HEALTH CARE SERVICES - 5.96%
      250,100  AMERIGROUP* .........................       10,459,182
      326,150  Centene* ............................        9,983,451
      404,350  Omnicell* ...........................        5,753,901
      142,400  VistaCare, Class A* .................        4,914,224
                                                      ---------------
                                                           31,110,758
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 2.44%
      146,250  Advanced Neuromodulation
                 Systems* ..........................        5,996,250
      228,950  Wright Medical Group* ...............        6,719,682
                                                      ---------------
                                                           12,715,932
                                                      ---------------
               OIL AND GAS EXTRACTION - 12.18%
      337,600  Comstock Resources* .................        5,040,368
      607,600  Key Energy Services* ................        5,304,348
      357,700  Patterson-UTI Energy* ...............       10,226,643
      297,200  Pioneer Natural Resources* ..........        7,860,940
      186,500  Pogo Producing ......................        7,797,565
      571,400  Pride International* ................        9,359,532
       49,200  Quicksilver Resources* ..............        1,264,440
      313,800  W-H Energy Services* ................        4,920,384
      172,150  Westport Resources* .................        4,121,271
      752,700  Williams ............................        7,677,540
                                                      ---------------
                                                           63,573,031
                                                      ---------------
               PHARMACEUTICALS - 4.16%
      252,400  Connetics* ..........................        4,520,484
      226,600  Eon Labs* ...........................        9,542,126
      140,000  Neurocrine Biosciences* .............        6,556,200
      134,800  Sciclone Pharmaceuticals* ...........        1,075,704
                                                      ---------------
                                                           21,694,514
                                                      ---------------
               RETAIL - 3.27%
      441,150  CSK Auto* ...........................        7,565,723
      100,950  Dick's Sporting Goods* ..............        4,641,681
      121,400  PETCO Animal Supplies* ..............        4,028,052
       28,700  Sharper Image* ......................          826,560
                                                      ---------------
                                                           17,062,016
                                                      ---------------
               TECHNOLOGY - 14.76%
      360,700  Advanced Digital Information* .......        5,861,375
      676,800  Applied Micro Circuits* .............        3,938,976
       77,900  Cohu ................................        1,563,453
      684,800  Credence Systems* ...................       11,169,088
      323,057  DSP Group* ..........................        7,714,601
    1,214,600  GlobespanVirata* ....................        7,481,936
      412,500  JDA Software Group* .................        8,831,625
      290,350  Lexar Media* ........................        6,651,919
       21,800  ManTech International, Class A* .....          533,228
      530,700  PMC-Sierra* .........................        9,642,819
      640,800  Silicon Image* ......................        4,504,824
      624,000  Western Digital* ....................        8,392,800
       69,400  White Electronic Designs* ...........          763,400
                                                      ---------------
                                                           77,050,044
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

VEREDUS AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               TELECOMMUNICATIONS
               EQUIPMENT - 3.02%
      381,900  Advanced Fibre
                 Communications* ...................  $     9,192,333
      406,900  Tekelec* ............................        6,547,021
                                                      ---------------
                                                           15,739,354
                                                      ---------------
               WASTE DISPOSAL - 2.65%
      298,900  Stericycle* .........................       13,803,202
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $395,146,908) ...............      492,314,959
                                                      ---------------

INVESTMENT COMPANIES - 5.64%

   26,431,405  BlackRock Provident Institutional
                 TempCash Portfolio ................       26,431,405
    2,991,903  BlackRock Provident Institutional
                 TempFund Portfolio ................        2,991,903
                                                      ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $29,423,308) ................       29,423,308
                                                      ---------------
TOTAL INVESTMENTS - 99.98%
   (Cost $424,570,216)** ...........................      521,738,267
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 0.02% ...........          128,813
                                                      ---------------
NET ASSETS - 100.00% ...............................  $   521,867,080
                                                      ===============

--------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $424,775,600.

     Gross unrealized appreciation .................  $   105,525,895
     Gross unrealized depreciation .................       (8,563,228)
                                                      ---------------
     Net unrealized appreciation ...................  $    96,962,667
                                                      ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             ABN AMRO FUNDS
---------------------------

                                                                OCTOBER 31, 2003

REAL ESTATE FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH AND OTHER NET ASSETS .......  3%
FOREIGN COMMON STOCK ............  1%
HOTELS ..........................  3%
STORAGE .........................  4%
RETAIL .......................... 30%
DIVERSIFIED .....................  7%
INDUSTRIAL ...................... 15%
RESIDENTIAL ..................... 21%
OFFICE PROPERTIES ............... 16%

% OF TOTAL NET ASSETS

                                                          MARKET
 SHARES                                                    VALUE
-------                                                   -------

COMMON STOCKS - 95.94%

               DIVERSIFIED - 6.55%
       27,600  Catellus Development* ...............  $       614,652
       12,500  Colonial Properties Trust ...........          462,500
       40,600  Vornado Realty Trust ................        2,052,330
                                                      ---------------
                                                            3,129,482
                                                      ---------------
               HOTELS - 3.04%
       49,900  Orient Express Hotels* ..............          873,749
       17,100  Starwood Hotels & Resorts
                 Worldwide .........................          576,783
                                                      ---------------
                                                            1,450,532
                                                      ---------------
               INDUSTRIAL - 15.37%
       49,285  AMB Property ........................        1,478,057
       28,500  CenterPoint Properties ..............        1,936,575
       56,380  Duke Realty .........................        1,650,806
       77,200  ProLogis Trust ......................        2,280,488
                                                      ---------------
                                                            7,345,926
                                                      ---------------
               OFFICE PROPERTIES - 16.14%
       29,275  Alexandria Real Estate Equities .....        1,493,025
       26,985  Boston Properties ...................        1,194,086
       38,900  Brookfield Properties ...............          993,506
       54,600  Corporate Office Properties Trust ...        1,055,964
       78,984  Equity Office Properties Trust ......        2,212,342
       21,100  SL Green Realty .....................          762,765
                                                      ---------------
                                                            7,711,688
                                                      ---------------
               RESIDENTIAL - 21.01%
       43,085  Apartment Investment &
                 Management ........................        1,762,177
       66,100  Archstone-Smith Trust ...............        1,764,870
       29,924  AvalonBay Communities ...............        1,366,629
      139,000  Boardwalk Equities ..................        1,631,860

                                                          MARKET
 SHARES                                                    VALUE
-------                                                   -------

               RESIDENTIAL (CONTINUED)
       56,500  Equity Residential Properties
                 Trust .............................  $     1,652,625
       16,200  Essex Property Trust ................          970,056
       27,600  Gables Residential Trust ............          888,168
                                                      ---------------
                                                           10,036,385
                                                      ---------------
               RETAIL - 30.23%
       26,600  CBL & Associates Properties .........        1,417,780
       20,700  Cedar Shopping Centers* .............          238,464
       17,700  Chelsea Property Group ..............          870,840
       59,100  Developers Diversified Realty .......        1,707,990
       32,900  General Growth Properties ...........        2,516,850
       44,450  Kimco Realty ........................        1,851,787
       23,525  Mills ...............................          959,820
       24,100  Pan Pacific Retail Properties .......        1,068,835
       34,000  Regency Centers .....................        1,260,720
       56,600  Simon Property Group ................        2,551,528
                                                      ---------------
                                                           14,444,614
                                                      ---------------
               STORAGE - 3.60%
       43,000  Public Storage ......................        1,720,000
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $38,220,489) ................       45,838,627
                                                      ---------------

FOREIGN COMMON STOCK - 1.48%
               CANADA - 1.48%
       64,000  RioCan Real Estate Investment
                 Trust .............................          705,532
                                                      ---------------
               TOTAL FOREIGN COMMON STOCK
                 (Cost $589,170) ...................          705,532
                                                      ---------------

INVESTMENT COMPANY - 1.78%
      848,597  BlackRock Provident Institutional
                 TempCash Portfolio ................          848,597
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $848,597) ...................          848,597
                                                      ---------------
TOTAL INVESTMENTS - 99.20%
   (Cost $39,658,256)** ............................       47,392,756
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 0.80% ...........          384,347
                                                      ---------------
NET ASSETS - 100.00% ...............................  $    47,777,103
                                                      ===============

----------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $39,513,633.

     Gross unrealized appreciation .................  $     7,927,205
     Gross unrealized depreciation .................          (48,082)
                                                      ---------------
     Net unrealized appreciation ...................  $     7,879,123
                                                      ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

VEREDUS SCITECH FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


OTHER COMMON STOCKS ..............   6%
ELECTRONICS ......................   4%
PHARMACEUTICALS ..................   6%
COMMUNICATIONS ...................   6%
SEMICONDUCTORS ...................  22%
BIOTECHNOLOGY ....................   6%
COMPUTER SOFTWARE ................   7%
CASH AND OTHER NET ASSETS ........  19%
TELECOMM. EQUIPMENT ..............  11%
COMPUTERS ........................  13%

% OF TOTAL NET ASSETS

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

COMMON STOCKS - 81.41%

               AEROSPACE/DEFENSE - 1.04%
        3,000  Sensytech* ..........................  $        45,000
                                                      ---------------
               BIOTECHNOLOGY - 6.11%
        3,000  Genzyme* ............................          137,700
        2,600  Martek Biosciences* .................          125,866
                                                      ---------------
                                                              263,566
                                                      ---------------
               COMMUNICATIONS - 6.48%
        6,300  Digital Insight* ....................          132,174
        1,660  Portal Software* ....................           26,560
        2,500  RSA Security* .......................           32,425
        2,600  WebEx Communications* ...............           57,434
        1,800  Wireless Facilities* ................           30,924
                                                      ---------------
                                                              279,517
                                                      ---------------
               COMPUTER SOFTWARE - 7.48%
       23,900  Captaris* ...........................          142,205
        3,000  JDA Software Group* .................           64,230
          200  ManTech International, Class A* .....            4,892
        2,900  Microsoft ...........................           75,835
        2,500  Omnicell* ...........................           35,575
                                                      ---------------
                                                              322,737
                                                      ---------------
               COMPUTERS - 12.56%
        2,900  Advanced Digital Information* .......           47,125
        3,700  Komag* ..............................           69,782
        2,250  Lexar Media* ........................           51,547
        9,300  Maxtor* .............................          127,131
       16,800  Simpletech* .........................          131,880
        8,500  Western Digital* ....................          114,325
                                                      ---------------
                                                              541,790
                                                      ---------------
               ELECTRONICS - 3.80%
       14,500  Innovex* ............................          163,850
                                                      ---------------
               HEALTH CARE SERVICES - 0.48%
          600  VistaCare, Class A* .................           20,706
                                                      ---------------

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

               MEDICAL PRODUCTS AND SUPPLIES - 2.58%
        1,500  Advanced Neuromodulation
                 Systems* ..........................  $        61,500
        1,700  Wright Medical Group* ...............           49,895
                                                      ---------------
                                                              111,395
                                                      ---------------
               PHARMACEUTICALS - 6.20%
        1,900  Barr Laboratories* ..................          145,863
        1,200  Connetics* ..........................           21,492
        1,600  Eon Labs* ...........................           67,376
          700  Neurocrine Biosciences* .............           32,781
                                                      ---------------
                                                              267,512
                                                      ---------------
               SEMICONDUCTORS - 22.31%
        5,500  Applied Micro Circuits* .............           32,010
          600  Cohu ................................           12,042
       11,000  Credence Systems* ...................          179,410
        7,000  DSP Group* ..........................          167,160
       20,000  GlobespanVirata* ....................          123,200
        1,000  Intel ...............................           33,050
        3,800  Lam Research* .......................          109,212
        6,800  Micron Technology* ..................           97,512
        3,800  PMC-Sierra* .........................           69,046
        5,700  Silicon Image* ......................           40,071
        9,000  Taiwan Semiconductor* ...............           99,540
                                                      ---------------
                                                              962,253
                                                      ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 11.08%
        3,000  Advanced Fibre
                 Communications* ...................           72,210
        8,200  Aspect Telecomunications* ...........          110,946
        6,800  Corning* ............................           74,664
        7,500  Polycom* ............................          150,225
          500  SafeNet* ............................           16,675
        3,300  Tekelec* ............................           53,097
                                                      ---------------
                                                              477,817
                                                      ---------------
               WASTE DISPOSAL - 1.29%
        1,200  Stericycle* .........................           55,416
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $3,154,382) .................        3,511,559
                                                      ---------------

INVESTMENT COMPANIES - 10.46%

      225,688  BlackRock Provident Institutional
                 TempCash Portfolio ................          225,688
      225,687  BlackRock Provident Institutional
                 TempFund Portfolio ................          225,687
                                                      ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $451,375) ...................          451,375
                                                      ---------------
TOTAL INVESTMENTS - 91.87%
   (Cost $3,605,757)** .............................        3,962,934
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 8.13% ...........          350,647
                                                      ---------------
NET ASSETS - 100.00% ...............................  $     4,313,581
                                                      ===============

----------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $3,606,516.

     Gross unrealized appreciation .................  $       409,820
     Gross unrealized depreciation .................          (53,402)
                                                      ---------------
     Net unrealized appreciation ...................  $       356,418
                                                      ===============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

EQUITY PLUS FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


FOOD AND BEVERAGES ..............   5%
CASH AND OTHER NET ASSETS .......   4%
CONSUMER STAPLES ................   5%
OTHER COMMON STOCKS .............  29%
OIL AND GAS EXTRACTION ..........   5%
ELECTRICAL ......................   5%
RETAIL ..........................   7%
TECHNOLOGY ......................  18%
PHARMACEUTICALS .................   7%
FINANCE .........................  15%

% OF TOTAL NET ASSETS

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

COMMON STOCKS - 95.82%

               AUTOMOBILE - 0.81%
       26,400  Ford Motor ..........................  $       320,232
        8,100  General Motors ......................          345,627
                                                      ---------------
                                                              665,859
                                                      ---------------
               BASIC MATERIALS - 1.08%
       12,400  Alcoa ...............................          391,468
        1,200  Allegheny Technologies ..............            9,180
          800  Boise Cascade .......................           22,440
        7,000  International Paper .................          275,450
        3,200  Weyerhaeuser ........................          192,736
                                                      ---------------
                                                              891,274
                                                      ---------------
               BIOTECHNOLOGY - 1.15%
       15,300  Amgen* ..............................          944,928
                                                      ---------------
               CAPITAL GOODS - 4.34%
        1,200  Black & Decker ......................           57,372
       12,200  Boeing ..............................          469,578
        4,200  Eastman Kodak .......................          102,606
        2,900  General Dynamics ....................          242,730
       11,900  Honeywell International .............          364,259
        5,700  Raytheon ............................          150,936
        2,700  Rockwell Automation .................           83,835
       11,600  3M ..................................          914,892
       29,100  Tyco International ..................          607,608
        6,800  United Technologies .................          575,892
                                                      ---------------
                                                            3,569,708
                                                      ---------------
               CHEMICALS - 1.34%
       13,200  Dow Chemical ........................          497,508
       15,000  duPont (E.I.) de Nemours ............          606,000
                                                      ---------------
                                                            1,103,508
                                                      ---------------
               COMMUNICATIONS - 3.64%
       11,200  AT&T ................................          208,208
       11,600  Nextel Communications ,
                 Class A* ..........................          280,720

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

               COMMUNICATIONS (CONTINUED)

       49,000  SBC Communications ..................  $     1,175,020
       39,600  Verizon Communications ..............        1,330,560
                                                      ---------------
                                                            2,994,508
                                                      ---------------
               CONSUMER STAPLES - 5.44%
       31,600  Altria Group ........................        1,469,400
        3,400  Avon Products .......................          231,064
        8,000  Colgate-Palmolive ...................          425,520
       15,400  Gillette ............................          491,260
       18,900  Procter & Gamble ....................        1,857,681
                                                      ---------------
                                                            4,474,925
                                                      ---------------
               ELECTRICAL - 5.11%
      144,800  General Electric ....................        4,200,648
                                                      ---------------
               ENERGY - 0.51%
        4,900  Baker Hughes ........................          138,474
        7,400  El Paso .............................           54,316
        6,300  Halliburton .........................          150,444
        7,500  Williams ............................           76,500
                                                      ---------------
                                                              419,734
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 0.90%
       29,700  Disney, Walt ........................          672,408
        1,600  Harrah's Entertainment ..............           69,600
                                                      ---------------
                                                              742,008
                                                      ---------------
               FINANCE - 15.44%
       19,500  American Express ....................          915,135
       23,000  Bank of America .....................        1,741,790
       17,000  Bank One ............................          721,650
       75,100  Citigroup ...........................        3,559,740
        6,900  Goldman Sachs Group .................          647,910
       28,800  J.P. Morgan Chase ...................        1,033,920
        3,500  Lehman Brothers Holdings ............          252,000
       13,300  Merrill Lynch .......................          787,360
       16,000  Morgan Stanley ......................          877,920
       28,500  U.S. Bancorp ........................          775,770
       24,700  Wells Fargo .........................        1,391,104
                                                      ---------------
                                                           12,704,299
                                                      ---------------
               FOOD AND BEVERAGES - 4.99%
       12,900  Anheuser-Busch ......................          635,454
        6,000  Campbell Soup .......................          155,520
       36,300  Coca-Cola ...........................        1,684,320
        5,100  Heinz (H.J.) ........................          180,183
       25,500  PepsiCo .............................        1,219,410
       11,400  Sara Lee ............................          227,202
                                                      ---------------
                                                            4,102,089
                                                      ---------------
               HEALTH CARE SERVICES - 0.35%
        7,500  HCA .................................          286,875
                                                      ---------------
               INSURANCE - 3.70%
       10,300  Allstate ............................          406,850
       38,100  American International Group ........        2,317,623
        2,100  CIGNA ...............................          119,805
        3,600  Hartford Financial Services
                 Group .............................          197,640
                                                      ---------------
                                                            3,041,918
                                                      ---------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

EQUITY PLUS FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
   SHARES                                                   VALUE
 ---------                                                 -------

               MEDIA - 2.89%
        8,700  Clear Channel Communications ........  $       355,134
       64,600  Time Warner* ........................          987,734
       25,900  Viacom, Class B .....................        1,032,633
                                                      ---------------
                                                            2,375,501
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 4.00%
        8,600  Baxter International ................          228,588
       44,800  Johnson & Johnson ...................        2,254,784
       17,700  Medtronic ...........................          806,589
                                                      ---------------
                                                            3,289,961
                                                      ---------------
               OIL AND GAS EXTRACTION - 4.92%
       99,800  Exxon Mobil .........................        3,650,684
        8,400  Schlumberger ........................          394,548
                                                      ---------------
                                                            4,045,232
                                                      ---------------
               PHARMACEUTICALS - 7.22%
       28,200  Bristol-Myers Squibb ................          715,434
        3,100  MedImmune* ..........................           82,646
       33,200  Merck ...............................        1,469,100
      116,300  Pfizer ..............................        3,675,080
                                                      ---------------
                                                            5,942,260
                                                      ---------------
               RESTAURANTS - 0.57%
       18,800  McDonald's ..........................          470,188
                                                      ---------------
               RETAIL - 6.93%
       34,200  Home Depot (The) ....................        1,267,794
        6,300  Limited Brands ......................          110,880
        4,400  May Department Stores (The) .........          123,024
        2,600  RadioShack ..........................           77,974
        4,700  Sears, Roebuck ......................          247,361
        2,900  Toys "R" Us* ........................           37,700
       65,000  Wal-Mart Stores .....................        3,831,750
                                                      ---------------
                                                            5,696,483
                                                      ---------------
               TECHNOLOGY - 18.36%
      107,000  Cisco Systems* ......................        2,244,860
        2,500  Computer Sciences* ..................           99,050
       32,300  EMC* ................................          447,032
       28,300  Hewlett-Packard .....................          631,373
       25,100  IBM .................................        2,245,948
       97,900  Intel ...............................        3,235,595
      161,100  Microsoft ...........................        4,212,765
        2,600  National Semiconductor* .............          105,638
       81,100  Oracle* .............................          969,956
       25,300  Texas Instruments ...................          731,676
        4,700  Unisys* .............................           72,192
       10,500  Xerox* ..............................          110,250
                                                      ---------------
                                                           15,106,335
                                                      ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 0.19%
       49,800  Lucent Technologies* ................          159,360
                                                      ---------------

                                                           MARKET
   SHARES                                                   VALUE
 ---------                                                 -------

               TRANSPORTATION - 0.76%
        5,600  Burlington Northern Santa Fe ........  $       162,064
        1,800  Delta Airlines ......................           23,436
        4,300  FedEx ...............................          325,768
        5,600  Norfolk Southern ....................          112,840
                                                      ---------------
                                                              624,108
                                                      ---------------
               UTILITIES - 1.18%
        7,800  AES* ................................           68,250
        4,700  American Electric Power .............          132,493
        3,200  Entergy .............................          172,480
        4,700  Exelon ..............................          298,215
       10,100  Southern ............................          300,980
                                                      ---------------
                                                              972,418
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $58,878,233) ................       78,824,127
                                                      ---------------

INVESTMENT COMPANY - 4.23%

    3,474,163  BlackRock Provident Institutional
                 TempCash Portfolio ................        3,474,163
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $3,474,163) .................        3,474,163
                                                      ---------------
TOTAL INVESTMENTS - 100.05%
   (Cost $62,352,396)** ............................       82,298,290
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - (0.05)% .........          (38,075)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $    82,260,215
                                                      ===============

----------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $62,891,950.

     Gross unrealized appreciation .................  $    31,385,015
     Gross unrealized depreciation .................      (11,978,675)
                                                      ---------------
     Net unrealized appreciation ...................  $    19,406,340
                                                      ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

SELECT SMALL CAP FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH AND OTHER NET ASSETS .........  5%
OIL AND GAS EXTRACTION ............  5%
HEALTH CARE SERVICES ..............  5%
OTHER COMMON STOCKS ..............  23%
MEDICAL PRODUCTS AND SUPPLIES .....  5%
CONSUMER CYCLICALS ................  8%
FINANCE ........................... 15%
RETAIL ............................  9%
TECHNOLOGY ........................ 12%
CAPITAL GOODS ..................... 13%

% OF TOTAL NET ASSETS

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

COMMON STOCKS - 95.10%

               BASIC MATERIALS - 1.73%
        5,600  Delta & Pine Land ...................  $       128,016
        4,700  MacDermid ...........................          140,436
        2,300  Pope & Talbot .......................           32,959
        5,000  Rock-Tenn, Class A ..................           80,500
        3,600  Ryerson Tull ........................           29,016
        4,600  Wellman .............................           37,950
                                                      ---------------
                                                              448,877
                                                      ---------------
               BIOTECHNOLOGY - 1.25%
        2,200  Biosite* ............................           56,760
        2,400  Cambrex .............................           56,736
        4,300  Enzo Biochem* .......................           79,550
        3,900  Integra Lifesciences* ...............          131,586
                                                      ---------------
                                                              324,632
                                                      ---------------
               CAPITAL GOODS - 13.14%
        4,600  Advanced Energy Industries* .........          105,018
        4,700  Albany International ................          145,230
        5,300  AptarGroup ..........................          189,740
        4,400  Armor Holdings* .....................           85,800
        4,900  Baldor Electric .....................          104,370
        3,600  Belden ..............................           67,500
        3,300  Brady ...............................          116,490
        3,100  Briggs & Stratton ...................          201,531
        3,800  C&D Technologies ....................           75,734
        6,400  Cognex ..............................          171,840
        3,900  Cubic ...............................          110,760
        2,300  DRS Technologies* ...................           55,338
        2,300  Engineered Support Systems ..........          155,503
        6,200  GenCorp .............................           58,714
        4,500  IDEX ................................          167,310
        2,400  Intermagnetics General* .............           56,496
        2,500  InVision Technologies* ..............           67,925
        2,500  Ionics* .............................           71,225
        3,200  Kaman ...............................           39,040
        2,300  Keithley Instruments ................           37,099
        5,200  Methode Electronics, Class A ........           61,932


                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

               CAPITAL GOODS (CONTINUED)
        4,900  Mueller Industries* .................  $       154,644
        2,800  Park Electrochemical ................           68,600
        1,700  Robbins & Myers .....................           35,870
        4,500  Roper Industries ....................          222,390
        2,100  SBS Technologies* ...................           28,812
        3,400  Smith (A.O.) ........................          107,610
        1,900  SPS Technologies* ...................           93,708
        7,600  Tetra Tech* .........................          170,848
        5,500  Tredegar ............................           85,690
        3,600  Trimble Navigation* .................           99,540
        2,300  Triumph Group* ......................           75,095
        3,100  Wilson Greatbatch
                 Technologies* .....................          116,870
                                                      ---------------
                                                            3,404,272
                                                      ---------------
               COMMERCIAL SERVICES - 1.75%
        5,200  Central Parking .....................           62,764
        1,900  Consolidated Graphics* ..............           52,535
        4,700  Cross Country Healthcare* ...........           65,283
        3,100  Pre-Paid Legal Services* ............           84,196
        7,100  PRG-Shultz International* ...........           33,725
        2,200  Volt Information Sciences* ..........           38,500
        4,800  Watson Wyatt & Co. Holdings* ........          115,440
                                                      ---------------
                                                              452,443
                                                      ---------------
               COMMUNICATIONS - 2.14%
        5,300  Anixter International* ..............          126,564
        2,900  Black Box ...........................          124,874
        3,400  Commonwealth Telephone
                 Enterprises* ......................          138,584
        3,300  j2 Global Communications* ...........           93,456
        5,100  Verity* .............................           71,655
                                                      ---------------
                                                              555,133
                                                      ---------------
               CONSUMER CYCLICALS - 7.88%
        1,700  Bassett Furniture Industries ........           26,707
        5,600  Ethan Allen Interiors ...............          206,080
        3,000  G & K Services ......................           99,000
        8,800  La-Z-Boy ............................          177,760
        4,200  Marcus ..............................           62,790
        2,000  Mobile Mini* ........................           42,180
        4,800  Oshkosh Truck .......................          219,984
        4,000  Phillips-Van Heusen .................           68,560
        3,200  Polaris Industries ..................          273,920
        4,000  Ryland Group (The) ..................          355,600
        4,300  Standard-Pacific ....................          205,755
        4,900  United Stationers* ..................          182,329
        6,000  Wolverine World Wide ................          121,200
                                                      ---------------
                                                            2,041,865
                                                      ---------------
               CONSUMER STAPLES - 1.00%
        9,500  NBTY* ...............................          258,875
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 0.69%
        4,200  Argosy Gaming* ......................           99,960
        2,600  Shuffle Master* .....................           79,144
                                                      ---------------
                                                              179,104
                                                      ---------------
               FINANCE - 14.95%
        3,500  Anchor Bancorp Winscosin ............           87,150
        3,700  BankUnited Financial, Class A* ......           81,807
        8,400  Brookline Bancorp ...................          124,488
        4,400  Capital Automotive REIT .............          136,884
        4,700  Chittenden ..........................          151,246
        6,700  Commercial Federal ..................          172,458


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

SELECT SMALL CAP FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------
                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               FINANCE (CONTINUED)
        5,800  Community First Bankshares ..........  $       157,470
        4,100  Downey Financial ....................          188,190
        2,400  Essex Property, REIT ................          143,712
        5,800  First BanCorp Puerto Rico ...........          193,140
        7,100  First Midwest Bancorp ...............          219,390
        8,700  Flagstar Bancorp ....................          194,010
        3,700  Gables Residential Trust, REIT ......          119,066
        6,700  Hudson United Bancorp ...............          243,143
        4,000  Kilroy Realty, REIT .................          115,600
        4,100  Lexington Corporate Properties
                 Trust, REIT .......................           78,638
        3,700  Provident Bankshares ................          114,811
        7,000  Raymond James Financial .............          285,530
        8,300  Republic Bancorp ....................          120,516
        4,100  Riggs National ......................           67,691
        3,600  Seacoast Financial Services .........           92,196
        5,700  Susquehanna Bancshares ..............          142,785
        2,500  SWS Group ...........................           54,250
        6,500  UCBH Holdings .......................          232,115
        3,400  Umpqua Holdings .....................           69,530
        6,000  United Bankshares ...................          181,500
        2,500  Wintrust Financial ..................          108,350
                                                      ---------------
                                                            3,875,666
                                                      ---------------
               FOOD AND BEVERAGES - 2.83%
        5,100  Corn Products International .........          172,839
        6,600  Flowers Foods .......................          156,618
        4,900  Hain Celestial Group* ...............          103,390
        4,200  Lance ...............................           54,390
        6,600  Performance Food Group* .............          245,850
                                                      ---------------
                                                              733,087
                                                      ---------------
               HEALTH CARE SERVICES - 4.96%
        2,900  AMERIGROUP* .........................          121,278
        1,400  AmSurg* .............................           50,386
        2,400  Centene* ............................           73,464
        7,000  Mid Atlantic Medical Services* ......          408,800
        5,200  Odyssey Healthcare* .................          144,248
        7,300  Orthodontic Centers of America* .....           64,532
        3,600  PAREXEL International* ..............           60,192
        7,100  Renal Care Group* ...................          266,321
        3,300  Sunrise Senior Living* ..............           95,370
                                                      ---------------
                                                            1,284,591
                                                      ---------------
               INSURANCE - 0.91%
        3,600  RLI .................................          120,960
        3,700  Selective Insurance Group ...........          113,590
                                                      ---------------
                                                              234,550
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 4.50%
        4,800  American Medical Systems
                 Holdings* .........................           96,000
        3,700  CONMED* .............................           75,295
        4,900  IDEXX Laboratories* .................          231,770
        4,500  Invacare ............................          184,590
        6,700  Mentor ..............................          135,675
        2,500  Possis Medical* .....................           40,700
        4,600  ResMed* .............................          192,142
        6,000  Techne* .............................          208,980
                                                      ---------------
                                                            1,165,152
                                                      ---------------


                                                         MARKET
 SHARES                                                   VALUE
-------                                                  -------

               OIL AND GAS EXTRACTION - 4.79%
        2,000  Atwood Oceanics* ....................  $        51,780
        3,800  Frontier Oil ........................           60,800
        3,300  Hydril* .............................           77,385
        3,700  Lone Star Technologies* .............           51,504
        8,100  Newfield Exploration* ...............          321,813
        2,500  Nuevo Energy* .......................           49,200
        1,800  Prima Energy* .......................           50,076
        2,900  SEACOR SMIT* ........................          111,128
        4,000  St. Mary Land & Exploration .........          104,400
        3,800  Stone Energy* .......................          137,332
        3,200  Tetra Technologies* .................           72,352
        5,700  Tom Brown* ..........................          154,014
                                                      ---------------
                                                            1,241,784
                                                      ---------------
               PHARMACEUTICALS - 3.09%
        6,200  Alpharma, Class A ...................          112,840
        7,300  Cephalon* ...........................          342,808
        2,100  CIMA Labs* ..........................           65,940
        3,900  Medicis Pharmaceutical ..............          247,065
        3,300  Noven Pharmaceuticals* ..............           33,297
                                                      ---------------
                                                              801,950
                                                      ---------------
               RESTAURANTS - 3.02%
        4,000  CEC Entertainment* ..................          195,600
        5,700  Jack in the Box* ....................          103,683
        3,100  Landry's Restaurants ................           77,593
        4,300  Panera Bread* .......................          172,989
        5,800  Sonic* ..............................          161,298
        4,200  Steak `n Shake (The)* ...............           72,660
                                                      ---------------
                                                              783,823
                                                      ---------------
               RETAIL - 9.40%
        3,800  Children's Place (The)* .............          114,380
        5,400  Christopher & Banks .................          157,680
        3,100  Cost Plus* ..........................          142,197
        5,300  Dress Barn* .........................           74,200
        2,900  Footstar* ...........................           18,125
        5,700  Fred's ..............................          214,776
        3,200  Genesco* ............................           53,920
        3,700  Guitar Center* ......................          120,435
        2,600  Hancock Fabrics .....................           38,766
        2,800  J. Jill Group* ......................           34,076
        5,900  Linens `n Things* ...................          174,168
        5,900  Men's Wearhouse (The)* ..............          173,814
       11,300  Pacific Sunwear of California* ......          260,917
        6,100  Regis ...............................          231,922
        4,200  ShopKo Stores* ......................           65,016
        5,000  Too* ................................           82,500
        5,400  Tractor Supply* .....................          226,314
        1,600  Ultimate Electronics* ...............           14,384
        4,600  Zale* ...............................          238,096
                                                      ---------------
                                                            2,435,686
                                                      ---------------
               TECHNOLOGY - 11.65%
        3,500  Actel* ..............................           94,430
        6,100  American Management
                 Systems* ..........................           90,280
        4,400  ATMI* ...............................          101,156
        2,500  BARRA* ..............................           95,000
        2,600  Brooks Automation* ..................           64,870
        1,900  Catapult Communications* ............           25,897
        5,100  Cerner* .............................          216,087
        5,700  Dendrite International* .............           86,070


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

SELECT SMALL CAP FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------
                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
               TECHNOLOGY (CONTINUED)
        4,100  DSP Group* ..........................  $        97,908
        4,900  FactSet Research Systems ............          213,836
        5,100  FileNET* ............................          136,272
        3,300  Helix Technology ....................           59,235
        3,700  Hutchinson Technology* ..............          123,987
        4,800  Hyperion Solutions* .................          160,752
        2,900  Kronos* .............................          174,000
        4,200  Manhattan Associates* ...............          116,928
        2,800  ManTech International, Class A* .....           68,488
        2,500  MICROS Systems* .....................          101,225
        4,900  NDCHealth ...........................          129,311
        5,200  Progress Software* ..................          114,764
        1,800  Supertex* ...........................           33,750
        4,800  Systems & Computer
                 Technology* .......................           70,560
        5,300  Take-Two Interactive Software* ......          209,615
        5,700  THQ* ................................          101,118
        4,700  Varian Semiconductor Equipment
                 Associates* .......................          227,245
        4,200  Veeco Instruments* ..................          106,428
                                                      ---------------
                                                            3,019,212
                                                      ---------------
               TRANSPORTATION - 2.99%
        7,300  Heartland Express ...................          181,332
        8,600  Kansas City Southern* ...............          113,778
        5,400  Knight Transportation* ..............          135,918
        3,300  Offshore Logistics* .................           71,940
        8,200  SkyWest .............................          151,618
        3,800  USF .................................          121,296
                                                      ---------------
                                                              775,882
                                                      ---------------
               UTILITIES - 2.43%
        5,900  Atmos Energy ........................          144,550
        5,000  Energen .............................          184,350
        4,900  Piedmont Natural Gas ................          194,677
        4,700  Southwest Gas .......................          106,126
                                                      ---------------
                                                              629,703
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $20,198,598) ................       24,646,287
                                                      ---------------

INVESTMENT COMPANY - 4.90%

    1,271,159  BlackRock Provident Institutional
                 TempCash Portfolio ................        1,271,159
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $1,271,159) .................        1,271,159
                                                      ---------------
TOTAL INVESTMENTS - 100.00%
   (Cost $21,469,757)** ............................       25,917,446
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 0.00% ...........             (402)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $    25,917,044
                                                      ===============

---------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $22,214,894.

     Gross unrealized appreciation .................  $     5,993,581
     Gross unrealized depreciation .................       (2,291,029)
                                                      ---------------
     Net unrealized appreciation ...................  $     3,702,552
                                                      ===============

    REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

BALANCED FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMMERCIAL PAPER ...........................   1%
ASSET-BACKED SECURITIES ....................   1%
CASH AND OTHER NET ASSETS ..................   2%
MUNICIPAL SECURITIES .......................   1%
COMMERCIAL MORTGAGE-BACKED SECURITIES ......   4%
CORPORATE NOTES AND BONDS ..................  10%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS .....  16%
COMMON STOCKS ..............................  65%

% OF TOTAL NET ASSETS

                                                          MARKET
 SHARES                                                    VALUE
-------                                                   -------

COMMON STOCKS - 65.04%

               ADVERTISING - 2.01%
       80,500  Omnicom Group .......................  $     6,423,900
                                                      ---------------
               CAPITAL GOODS - 3.24%
      113,200  Dover ...............................        4,417,064
       81,100  Illinois Tool Works .................        5,964,905
                                                      ---------------
                                                           10,381,969
                                                      ---------------
               CHEMICALS - 1.52%
       70,000  Praxair .............................        4,870,600
                                                      ---------------
               COMMERCIAL SERVICES - 5.28%
      161,600  Cintas ..............................        6,893,856
      182,600  Ecolab ..............................        4,910,114
      108,300  H&R Block ...........................        5,099,847
                                                      ---------------
                                                           16,903,817
                                                      ---------------
               CONSUMER CYCLICALS - 4.20%
      171,600  Harley-Davidson .....................        8,135,556
       49,500  Johnson Controls ....................        5,322,735
                                                      ---------------
                                                           13,458,291
                                                      ---------------
               ELECTRICAL - 1.53%
      168,200  General Electric ....................        4,879,482
                                                      ---------------
               FINANCE - 6.32%
      112,900  Fifth Third Bancorp .................        6,543,684
      118,800  Freddie Mac .........................        6,668,244
      156,950  MBNA ................................        3,884,513
      231,600  Schwab (Charles) ....................        3,140,496
                                                      ---------------
                                                           20,236,937
                                                      ---------------
               FOOD AND BEVERAGES - 2.37%
      225,500  Sysco ...............................        7,590,330
                                                      ---------------
               HEALTH CARE SERVICES - 2.59%
      139,500  Cardinal Health .....................        8,277,930
                                                      ---------------


                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

               INSURANCE - 4.75%
      150,900  AFLAC ...............................  $     5,504,832
      103,100  American International Group ........        6,271,573
       80,400  Marsh & McLennan ....................        3,437,100
                                                      ---------------
                                                           15,213,505
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 2.83%
      146,100  Medtronic ...........................        6,657,777
       37,800  Zimmer Holdings .....................        2,412,018
                                                      ---------------
                                                            9,069,795
                                                      ---------------
               PHARMACEUTICALS - 3.18%
       95,100  Merck ...............................        4,208,175
      189,200  Pfizer ..............................        5,978,720
                                                      ---------------
                                                           10,186,895
                                                      ---------------
               RETAIL - 8.48%
      133,000  Home Depot (The) ....................        4,930,310
      127,600  Kohl's ..............................        7,154,532
      221,800  Starbucks ...........................        7,008,880
      176,700  TJX .................................        3,708,933
      124,600  Walgreen ............................        4,338,572
                                                      ---------------
                                                           27,141,227
                                                      ---------------
               TECHNOLOGY - 15.26%
      359,200  Cisco Systems .......................        7,536,016
      212,587  Dell ................................        7,678,642
      287,100  EMC .................................        3,973,464
       60,800  IBM .................................        5,440,384
      211,200  Intel ...............................        6,980,160
      189,500  Microsoft ...........................        4,955,425
      328,500  Oracle ..............................        3,928,860
      288,400  Texas Instruments ...................        8,340,528
                                                      ---------------
                                                           48,833,479
                                                      ---------------
               TRANSPORTATION - 1.48%
      244,000  Southwest Airlines ..................        4,733,600
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $166,696,680) ...............      208,201,757
                                                      ---------------
  PAR VALUE
 ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.42%
               FEDERAL HOME LOAN BANK - 0.59%
$   1,700,000  6.500%, 11/15/06, Series TD06 .......        1,884,032
                                                      ---------------
               FEDERAL HOME LOAN MORTGAGE - 3.75%
    1,200,000  4.500%, 01/15/13 ....................        1,185,257
      171,299  7.000%, 01/01/15,
                 Gold Pool # E79764 ................          181,601
      260,850  6.500%, 06/01/29,
                 Gold Pool # C00785 ................          271,635
      775,976  6.000%, 11/01/31,
                 Gold Pool # C01258 ................          796,929
      549,427  6.000%, 12/01/31,
                 Gold Pool # C01272 ................          564,263
      571,685  6.000%, 01/01/32,
                 Gold Pool # C01286 ................          587,122
    1,325,000  6.250%, 07/15/32 ....................        1,434,154
    1,757,110  6.000%, 03/01/33,
                 Gold Pool # C77186 ................        1,804,220
      838,032  3.754%, 04/01/33,
                 Pool # 1B0797 (E) .................          856,883


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

BALANCED FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               ------

               FEDERAL HOME LOAN MORTGAGE (CONTINUED)
$   1,780,016  5.000%, 07/01/33,
                 Gold Pool # C01585 ................  $     1,753,469
      923,941  5.000%, 09/01/33,
                 Gold Pool # A13890 ................          910,161
    1,650,000  5.500%, 11/15/33, TBA (A) ...........        1,663,923
                                                      ---------------
                                                           12,009,617
                                                      ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 5.69%
    2,300,000  5.250%, 01/15/09 ....................        2,469,519
      181,087  7.000%, 03/01/13, Pool # 251572 .....          192,457
      338,922  6.000%, 08/01/13, Pool # 323250 .....          353,458
      209,015  6.500%, 06/01/16, Pool # 582645 .....          220,010
      534,321  7.000%, 08/01/16, Pool # 545154 .....          567,838
      700,447  5.500%, 02/01/17, Pool # 631364 .....          721,635
    1,242,043  5.500%, 12/01/17, Pool # 254546 .....        1,279,706
      783,245  5.000%, 01/01/18, Pool # 681373 .....          796,035
      206,045  6.500%, 12/01/27, Pool # 402846 .....          214,536
       68,661  6.500%, 05/01/28, Pool # 436779 .....           71,491
      290,251  7.000%, 08/01/28, Pool # 437140 .....          306,138
      230,240  6.500%, 09/01/28, Pool # 430877 .....          239,571
      320,419  6.500%, 03/01/29, Pool # 489367 .....          333,304
      229,577  6.500%, 06/01/29, Pool # 501319 .....          238,809
       66,877  6.500%, 09/01/31, Pool # 253949 .....           69,509
      414,371  7.000%, 03/01/32, Pool # 639703 .....          436,407
    1,667,513  5.500%, 02/01/33, Pool # 689115 .....        1,684,135
      439,829  4.205%, 03/01/33,
                 Pool # 681846 (E) .................          446,588
    1,666,076  6.000%, 04/01/33, Pool # 555576 .....        1,711,320
    2,500,000  5.500%, 06/01/33, Pool # 555531 .....        2,524,919
      923,535  4.500%, 08/01/33, Pool # 733675 .....          881,081
    2,500,000  5.000%, 10/01/33, Pool # 749179 .....        2,468,184
                                                      ---------------
                                                           18,226,650
                                                      ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 2.31%
      450,601  7.000%, 12/15/11, Pool # 781011 .....          480,935
      267,183  7.000%, 09/15/23, Pool # 361807 .....          284,878
      188,311  7.000%, 10/15/23, Pool # 370850 .....          200,783
      251,059  6.500%, 03/15/26, Pool # 422527 .....          263,686
      109,509  7.500%, 06/15/27, Pool # 447652 .....          117,217
      206,338  6.500%, 08/15/27, Pool # 780615 .....          216,428
      790,120  6.000%, 01/15/29, Pool # 457858 .....          817,167
      549,456  7.000%, 03/15/29, Pool # 505567 .....          582,869
      339,394  7.000%, 03/15/31, Pool # 547577 .....          359,845
      780,893  7.000%, 07/15/31, Pool # 781324 .....          827,948
      657,132  7.000%, 02/20/32, Pool # 003202 .....          693,434
      524,460  6.500%, 03/15/32, Pool # 569214 .....          549,315
    1,921,776  6.000%, 01/15/33, Pool # 781547 .....        1,986,293
                                                      ---------------
                                                            7,380,798
                                                      ---------------
               U.S. TREASURY BONDS - 2.12%
    1,850,000  7.500%, 11/15/16 ....................        2,340,324
      345,000  6.250%, 08/15/23 ....................          389,473
    1,250,000  6.000%, 02/15/26 ....................        1,373,536
    2,675,000  5.250%, 11/15/28 ....................        2,670,613
                                                      ---------------
                                                            6,773,946
                                                      ---------------


                                                           MARKET
  PAR VALUE                                                VALUE
 ----------                                               -------

               U.S. TREASURY NOTES - 1.96%
$   3,235,000  2.000%, 05/15/06 (B) ................  $     3,228,177
    2,725,000  6.125%, 08/15/07 ....................        3,054,769
                                                      ---------------
                                                            6,282,946
                                                      ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $51,771,737) ................       52,557,989
                                                      ---------------

CORPORATE NOTES AND BONDS - 10.08%

               AUTOMOBILE - 0.22%
      280,000  Dana
                 6.250%, 03/01/04 ..................          283,500
      365,000  Lear, Series B
                 8.110%, 05/15/09 ..................          422,487
                                                      ---------------
                                                              705,987
                                                      ---------------
               BASIC MATERIALS - 0.52%
      490,000  Cascades, Senior Notes
                 7.250%, 02/15/13 ..................          514,500
      535,000  Packaging of America
                 4.375%, 08/01/08 (C) ..............          531,572
      120,000  Rhodia, Senior Subordinated Notes
                 8.875%, 06/01/11 (C) ..............          107,400
      475,000  Weyerhaeuser
                 6.000%, 08/01/06 ..................          509,639
                                                      ---------------
                                                            1,663,111
                                                      ---------------
               CAPITAL GOODS - 0.26%
      475,000  Ball
                 7.750%, 08/01/06 ..................          515,375
      300,000  Owens-Brockway Glass Container
                 7.750%, 05/15/11 ..................          318,000
                                                      ---------------
                                                              833,375
                                                      ---------------
               COMMERCIAL SERVICES - 0.12%
      370,000  Hertz, Senior Notes
                 7.625%, 06/01/12 ..................          372,506
                                                      ---------------
               COMMUNICATIONS - 0.63%
      635,000  British Sky Broadcasting Group
                 Yankee Bond
                 6.875%, 02/23/09 ..................          701,233
      175,000  Nextel Communications, Senior
                 Notes
                 6.875%, 10/31/13 ..................          178,281
      450,000  Sprint Capital
                 6.000%, 01/15/07 ..................          477,290
      745,000  Vodafone Group, Yankee Bond
                 4.625%, 07/15/18 ..................          672,776
                                                      ---------------
                                                            2,029,580
                                                      ---------------
               CONSUMER CYCLICALS - 0.30%
      275,000  D.R. Horton, Senior Notes
                 6.875%, 05/01/13 ..................          290,812
      275,000  NVR, Senior Notes
                 5.000%, 06/15/10 ..................          270,188
      385,000  Standard Pacific, Senior Notes
                 6.875%, 05/15/11 ..................          391,738
                                                      ---------------
                                                              952,738
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

BALANCED FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               ------

               ELECTRONICS - 0.27%
$     500,000  Arrow Electronics
                 6.875%, 07/01/13 ..................  $       509,819
      330,000  L-3 Communications
                 7.625%, 06/15/12 ..................          361,350
                                                      ---------------
                                                              871,169
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 0.19%
      315,000  MGM Mirage
                 6.750%, 08/01/07 ..................          333,506
      250,000  Park Place Entertainment, Senior
                 Subordinated Notes
                 9.375%, 02/15/07 ..................          281,875
                                                      ---------------
                                                              615,381
                                                      ---------------
               FINANCE - 1.66%
      375,000  American General Finance,
                 MTN, Series G
                 5.750%, 03/15/07 ..................          406,956
       50,000  Beaver Valley Funding,
                 Debentures
                 9.000%, 06/01/17 ..................           58,244
      475,000  Boeing Capital
                 5.800%, 01/15/13 ..................          491,084
      465,000  Citigroup
                 5.875%, 02/22/33 ..................          457,924
      325,000  Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 ..................          342,062
      500,000  General Motors Acceptance
                 6.750%, 01/15/06 ..................          533,374
      450,000  Goldman Sachs Group
                 4.125%, 01/15/08 ..................          459,873
      460,000  Household Finance, Senior
                 Unsubordinated Notes
                 6.400%, 06/17/08 ..................          511,055
               International Lease Finance
      300,000    5.875%, 05/01/13 ..................          313,756
      630,000    Senior Notes
                 5.625%, 06/01/07 ..................          678,327
      975,000  SLM, MTN, Series A
                 5.625%, 04/10/07 ..................        1,052,145
                                                      ---------------
                                                            5,304,800
                                                      ---------------
               FOOD AND BEVERAGES - 0.95%
      765,000  Albertson's, Debentures
                 7.450%, 08/01/29 ..................          839,324
      135,000  Constellation Brands
                 Series B
                 8.000%, 02/15/08 ..................          150,187
      200,000  Delhaize America
                 8.125%, 04/15/11 ..................          221,750
      775,000  General Mills
                 5.125%, 02/15/07 ..................          825,863
      470,000  Kellogg, Series B
                 6.000%, 04/01/06 ..................          506,462
      465,000  Kraft Foods
                 5.250%, 06/01/07 ..................          493,844
                                                      ---------------
                                                            3,037,430
                                                      ---------------


                                                          MARKET
  PAR VALUE                                               VALUE
----------                                               -------

               HEALTH CARE SERVICES - 0.32%
$     225,000  AmerisourceBergen
                 7.250%, 11/15/12 ..................  $       232,875
      315,000  HCA
                 6.300%, 10/01/12 ..................          313,389
      275,000  Omnicare, Senior Subordinated
                 Notes
                 6.125%, 06/01/13 ..................          273,625
      225,000  Tenet Healthcare, Senior Notes
                 5.375%, 11/15/06 ..................          217,125
                                                      ---------------
                                                            1,037,014
                                                      ---------------
               INSURANCE - 1.34%
    1,375,000  CNA Financial
                 6.500%, 04/15/05 ..................        1,393,938
      960,000  Leucadia National, Senior Notes
                 7.000%, 08/15/13 (C) ..............          948,000
      475,000  Loews, Subordinated Notes,
                 Convertible
                 3.125%, 09/15/07 ..................          438,781
      440,000  Mass Mutual Life Insurance
                 7.625%, 11/15/23 (C) ..............          521,246
    1,000,000  New York Life Insurance
                 5.875%, 05/15/33 (C) ..............          983,874
                                                      ---------------
                                                            4,285,839
                                                      ---------------
               OIL AND GAS EXTRACTION - 0.98%
      450,000  Consolidated Natural Gas
                 7.250%, 10/01/04 ..................          470,848
      230,000  Duke Capital, Senior Notes
                 7.250%, 10/01/04 ..................          239,419
      100,000  Grant Prideco, Series B
                 9.625%, 12/01/07 ..................          110,500
      275,000  Key Energy Services, Senior
                 Notes
                 6.375%, 05/01/13 ..................          277,750
      425,000  Occidental Petroleum, Senior
                 Notes
                 8.450%, 02/15/29 ..................          552,481
      450,000  Pioneer Natural Resources
                 6.500%, 01/15/08 ..................          483,714
      275,000  Tesoro Petroleum
                 8.000%, 04/15/08 ..................          292,875
      210,000  Western Oil Sands
                 8.375%, 05/01/12 ..................          238,087
      450,000  XTO Energy, Senior Notes
                 6.250%, 04/15/13 ..................          471,938
                                                      ---------------
                                                            3,137,612
                                                      ---------------
               RESTAURANTS - 0.14%
      390,000  Yum! Brands, Senior Notes
                 7.650%, 05/15/08 ..................          438,750
                                                      --------------
               RETAIL - 0.06%
      200,000  Dillard's
                 6.125%, 11/01/03 ..................          200,000
                                                      ---------------
               TECHNOLOGY - 0.31%
      905,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..................          995,500
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

BALANCED FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               ------

               TRANSPORTATION - 0.45%
$     263,089  American Airlines, Series 1999-1
                 6.855%, 04/15/09 ..................  $       262,940
      247,982  Delta Air Lines Equipment Trust
                 Series 1992-A
                 8.540%, 01/02/07 ..................          226,283
      650,000  Union Pacific, Debentures
                 6.625%, 02/01/29 ..................          693,171
      300,000  United Airlines, Series 2001
                 Class A-2
                 6.201%, 09/01/08 ..................          250,982
                                                      ---------------
                                                            1,433,376
                                                      ---------------
               UTILITIES - 1.23%
      100,000  Avista, First Mortgage
                 7.750%, 01/01/07 ..................          111,263
      500,000  CILCORP, Senior Notes
                 8.700%, 10/15/09 ..................          599,675
    1,345,000  Commonwealth Edison, Series 100
                 5.875%, 02/01/33 ..................        1,327,261
               Kansas Gas & Electric
                 First Mortgage
      210,000    7.600%, 12/15/03 ..................          210,000
      325,000    6.500%, 08/01/05 ..................          344,094
      235,000  Nevada Power, Second Mortgage
                 9.000%, 08/15/13 (C) ..............          250,862
      515,000  NiSource Finance, Senior Notes
                 6.150%, 03/01/13 ..................          548,974
      250,000  PG&E
                 6.875%, 07/15/08 (C) ..............          266,250
      250,000  Southern California Edison
                 First Refunding Mortgage
                 8.000%, 02/15/07 ..................          281,875
                                                       --------------
                                                            3,940,254
                                                       --------------
               WASTE MANAGEMENT - 0.13%
      390,000  Waste Management, Senior Notes
                 7.000%, 10/01/04 ..................          406,550
                                                       --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $31,569,605) ................       32,260,972
                                                       --------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.50%
    1,804,096  Bear Stearns Asset Backed Securities
                 Series 2003-AC5, Class A2
                 5.000%, 10/25/33 ..................        1,813,116
    1,376,160  Chase Mortgage Finance
                 Series 2003-S2, Class A1
                 5.000%, 03/25/18 (D) ..............        1,421,202
               CS First Boston Mortgage Securities
    1,250,000    Series 1998-C2, Class A2
                 6.300%, 11/11/30 (D) ..............        1,381,191
      846,407    Series 2002-34, Class 1A1
                 7.500%, 12/25/32 ..................          895,508
      850,000  GMAC Commercial Mortgage
                 Securities,
                 Series 2000-C3, Class A2
                 6.957%, 09/15/35 ..................          964,895
      132,018  Master Asset Securitization Trust
                 Series 2001-02, Class A1
                 6.000%, 12/27/16 ..................          133,352


                                                            MARKET
  PAR VALUE                                                 VALUE
----------                                                 -------


COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
$   1,000,000  Morgan (J.P.) Commercial
                 Mortgage Finance, CMO
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (D) ..............  $     1,113,288
      492,849  Nomura Asset Securities,
                 Series 1998-D6, Class A1A
                 6.280%, 03/15/30 ..................          527,461
    3,000,000  Wells Fargo Mortgage Backed
                 Securities Trust
                 Series 2003K, Class 1A2
                 4.522%, 11/25/33 (E) ..............        2,940,469
                                                      ---------------
               TOTAL COMMERCIAL
                 MORTGAGE-BACKED SECURITIES
                 (Cost $11,023,245) ................       11,190,482
                                                      ---------------

ASSET-BACKED SECURITIES - 1.03%
    1,400,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 ..................        1,491,543
    1,250,000  Centex Home Equity
                 Series 2001-C, Class A3
                 4.490%, 03/25/29 ..................        1,258,267
      613,814  DVI Receivables
                 Series 2002-1, Class A3B
                 4.570%, 06/11/10 ..................          558,955
                                                      ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $3,226,212) .................        3,308,765
                                                      ---------------

MUNICIPAL SECURITIES - 0.81%
               ILLINOIS - 0.35%
    1,230,000  Illinois State, Taxable Pension, GO
                 5.100%, 06/01/33 ..................        1,112,227
                                                      ---------------
               NEW YORK - 0.31%
               New York City, GO
      450,000    Series B
                 5.250%, 08/01/08 ..................          495,860
      450,000    Series G
                 5.500%, 08/01/09 ..................          501,102
                                                      ---------------
                                                              996,962
                                                      ---------------
               TEXAS - 0.15%
      450,000  Texas State Turnpike Authority
                 Central Texas Turnpike System
                 RB BAN, Second Tier
                 5.000%, 06/01/08 ..................          497,700
                                                      ---------------
               TOTAL MUNICIPAL SECURITIES
                 (Cost $2,680,377) .................        2,606,889
                                                      ---------------

FOREIGN GOVERNMENT BOND - 0.19%
      480,000  Quebec Province, Debentures
                 7.500%, 09/15/29 ..................          592,690
                                                      ---------------
               TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $562,262) ...................          592,690
                                                      ---------------

COMMERCIAL PAPER (F) - 0.52%
    1,663,000  General Electric Capital
                 1.051%, 11/13/03 ..................        1,662,418
                                                      ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $1,662,418) .................        1,662,418
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

BALANCED FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                  VALUE
  ------                                                  ------

INVESTMENT COMPANY - 2.47%

    7,922,621  BlackRock Provident Institutional
                 TempCash Portfolio ................  $     7,922,621
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $7,922,621) .................        7,922,621
                                                      ---------------
TOTAL INVESTMENTS - 100.06%
   (Cost $277,115,157)** ...........................      320,304,583
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - (0.06)% .........         (196,823)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $   320,107,760
                                                      ===============

-------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $277,473,454.

     Gross unrealized appreciation .................  $    50,918,852
     Gross unrealized depreciation .................       (8,087,723)
                                                      ---------------
     Net unrealized appreciation ...................  $    42,831,129
                                                      ===============

(A)  Securities purchased on a when-issued or delayed delivery basis.
(B) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.
(C) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2003, these securities amounted to $3,609,204 or 1.13% of net assets. These securities have been determined by the Adviser to be liquid securities.
(D) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(E) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2003.
(F)  Annualized yield at the time of purchase.

     BAN Bond Anticipation Note
     CMO Collateralized Mortgage Obligation
      GO General Obligation
     MTN Medium Term Note
      RB Revenue Bond
     TBA To Be Announced

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Common Stocks .......................................      65%
Investment Company ..................................       3%
Commercial Paper ....................................       1%
U.S. Government Obligations .........................       4%
U.S. Government Agency Obligations ..................      12%
Municipal Securities ................................       1%
Corporate Notes and Bonds:
  Aaa ...............................................       4%
  Aa ................................................       1%
  A .................................................       2%
  Baa ...............................................       3%
  Ba ................................................       4%
                                                        -----
                                                          100%
                                                        =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

      ABN AMRO FUNDS
--------------------

                                                                OCTOBER 31, 2003

MONTAG & CALDWELL BALANCED FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET-BACKED SECURITIES .......................    2%
CASH AND OTHER NET ASSETS .....................    7%
CORPORATE NOTES AND BONDS .....................   16%
COMMON STOCKS .................................   58%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ........   17%

% OF TOTAL NET ASSETS


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

COMMON STOCKS - 58.30%

               ADVERTISING - 1.52%
       47,000  Omnicom Group .......................  $     3,750,600
                                                      ---------------
               BIOTECHNOLOGY - 3.23%
       90,400  Amgen* ..............................        5,583,104
       29,000  Genentech* ..........................        2,377,130
                                                      ---------------
                                                            7,960,234
                                                      ---------------
               CAPITAL GOODS - 4.38%
       42,400  Caterpillar .........................        3,107,072
      102,500  Masco ...............................        2,818,750
       62,000  3M ..................................        4,889,940
                                                      ---------------
                                                           10,815,762
                                                      ---------------
               COMMERCIAL SERVICES - 0.64%
       40,400  Paychex .............................        1,572,368
                                                      ---------------
               COMMUNICATIONS - 3.04%
       34,500  eBay* ...............................        1,929,930
       66,100  Gannett .............................        5,559,671
                                                      ---------------
                                                            7,489,601
                                                      ---------------
               CONSUMER CYCLICALS - 1.24%
       71,060  Marriott International, Class A .....        3,069,792
                                                      ---------------
               CONSUMER STAPLES - 7.34%
       75,250  Colgate-Palmolive ...................        4,002,548
      194,200  Gillette ............................        6,194,980
       80,400  Procter & Gamble ....................        7,902,516
                                                      ---------------
                                                           18,100,044
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 1.33%
      144,640  Disney, Walt ........................        3,274,650
                                                      ---------------
               FINANCE - 1.91%
       99,600  Citigroup ...........................        4,721,040
                                                      ---------------


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               FOOD AND BEVERAGES - 5.27%
      155,000  Coca-Cola ...........................  $     7,192,000
      121,270  PepsiCo .............................        5,799,131
                                                      ---------------
                                                           12,991,131
                                                      ---------------
               INSURANCE - 4.53%
      118,700  American International Group ........        7,220,521
       92,260  Marsh & McLennan ....................        3,944,115
                                                      ---------------
                                                           11,164,636
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 5.53%
      146,120  Johnson & Johnson ...................        7,354,219
      138,280  Medtronic ...........................        6,301,420
                                                      ---------------
                                                           13,655,639
                                                      ---------------
               OIL AND GAS EXTRACTION - 2.29%
      120,100  Schlumberger ........................        5,641,097
                                                      ---------------
               PHARMACEUTICALS - 5.00%
       73,000  Eli Lilly ...........................        4,863,260
      236,580  Pfizer ..............................        7,475,928
                                                      ---------------
                                                           12,339,188
                                                      ---------------
               RETAIL - 2.07%
       91,000  Kohl's* .............................        5,102,370
                                                      ---------------
               TECHNOLOGY - 3.64%
       21,750  Electronic Arts* ....................        2,154,120
      108,000  Microsoft ...........................        2,824,200
      335,300  Oracle* .............................        4,010,188
                                                      ---------------
                                                            8,988,508
                                                      ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 2.70%
      140,500  QUALCOMM ............................        6,673,750
                                                      ---------------
               TRANSPORTATION - 2.64%
       89,700  United Parcel Service, Class B ......        6,505,044
                                                      ---------------
               TOTAL COMMON STOCKS
                 (Cost $129,579,636) ...............      143,815,454
                                                      ---------------
  PAR VALUE
 ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.87%

               FEDERAL HOME LOAN MORTGAGE - 2.74%
$     225,572  7.500%, 03/15/07, CMO, Class J ......          234,002
    2,000,000  5.125%, 10/15/08 ....................        2,141,300
    3,850,000  6.625%, 09/15/09 ....................        4,397,058
                                                      ---------------
                                                            6,772,360
                                                      ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 4.40%
    2,650,000  7.000%, 07/15/05 ....................        2,875,796
    3,500,000  2.875%, 10/15/05 ....................        3,558,450
    4,000,000  6.000%, 05/15/11 ....................        4,416,452
                                                      ---------------
                                                           10,850,698
                                                      ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 0.00%
          564  9.000%, 09/15/08, Pool # 27056 ......              612
                                                      ---------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

MONTAG & CALDWELL BALANCED FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               -------

               U.S. TREASURY BONDS - 7.20%
$   4,000,000  7.250%, 05/15/16 ....................  $     4,958,284
    3,750,000  8.000%, 11/15/21 ....................        5,026,905
    2,500,000  6.875%, 08/15/25 ....................        3,031,152
    4,225,000  6.125%, 08/15/29 ....................        4,744,709
                                                      ---------------
                                                           17,761,050
                                                      ---------------
               U.S. TREASURY NOTES - 2.53%
    3,500,000  6.500%, 10/15/06 ....................        3,911,526
    2,250,000  3.500%, 11/15/06 ....................        2,322,950
                                                      ---------------
                                                            6,234,476
                                                      ---------------
               TOTAL U.S. GOVERNMENT
                 AND AGENCY OBLIGATIONS
                 (Cost $39,571,734) ................       41,619,196
                                                      ---------------

CORPORATE NOTES AND BONDS - 15.82%

               COMMUNICATIONS - 1.39%
    2,900,000  BellSouth Capital Funding
                 7.750%, 02/15/10 ..................        3,436,837
                                                      ---------------
               FINANCE - 7.84%
    3,000,000  American Express, Unsuborinated,
                 Senior Notes
                 6.750%, 06/23/04 ..................        3,103,650
    3,250,000  General Electric Capital, MTN
                 Series A
                 5.875%, 02/15/12 ..................        3,476,096
    2,750,000  Goldman Sachs Group, Senior
                 Unsubordinated Notes, MTN
                 Series E
                 7.500%, 01/28/05 ..................        2,944,565
    3,000,000  National Rural Utilities Cooperative
                 Finance, Collateral Trust
                 6.200%, 02/01/08 ..................        3,305,091
    3,000,000  NationsBank, Subordinated Notes
                 6.875%, 02/15/05 ..................        3,188,547
    3,000,000  Wells Fargo, Subordinated Notes
                 6.375%, 08/01/11 ..................        3,332,280
                                                      ---------------
                                                           19,350,229
                                                      ---------------
               INDUSTRIAL - 1.43%
    3,000,000  Honeywell International
                 7.500%, 03/01/10 ..................        3,529,002
                                                      ---------------
               OIL AND GAS EXTRACTION - 1.31%
    3,000,000  Conoco Funding
                 5.450%, 10/15/06 ..................        3,228,504
                                                      ---------------
               PHARMACEUTICALS - 1.26%
    3,000,000  Merck, Series E, MTN
                 4.125%, 01/18/05 ..................        3,094,266
                                                      ---------------
               RETAIL - 1.26%
    3,000,000  Wal-Mart Stores, Senior Notes
                 4.150%, 06/15/05 ..................        3,106,842
                                                      ---------------
               TECHNOLOGY - 1.33%
    3,040,000  Hewlett-Packard
                 7.150%, 06/15/05 ..................        3,282,528
                                                      ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $36,939,049) ................       39,028,208
                                                      ---------------


                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                              -------


ASSET-BACKED SECURITIES - 2.34%

$   2,500,000  Discover Card Master Trust 1
                 Series 1998-7, Class A
                 5.600%, 05/16/06 ..................  $     2,505,682
    3,000,000  PECO Energy Transition Trust
                 Series 1999-A, Class A-6
                 6.050%, 03/01/09 ..................        3,260,002
                                                      ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $5,370,137) .................        5,765,684
                                                      ---------------
 SHARES
-------

INVESTMENT COMPANIES - 5.13%

   12,345,129  BlackRock Provident Institutional
                 TempCash Portfolio ................       12,345,129
      320,085  BlackRock Provident Institutional
                 TempFund Portfolio ................          320,085
                                                      ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $12,665,214) ................       12,665,214
                                                      ---------------
TOTAL INVESTMENTS - 98.46%
   (Cost $224,125,770)** ...........................      242,893,756
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 1.54% ...........        3,806,501
                                                      ---------------
NET ASSETS - 100.00% ...............................  $   246,700,257
                                                      ===============

--------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $226,110,812.

     Gross unrealized appreciation .................  $    19,941,585
     Gross unrealized depreciation .................       (3,158,641)
                                                      ---------------
     Net unrealized appreciation ...................  $    16,782,944
                                                      ===============

     CMO   Collateralized Mortgage Obligation
     MTN   Medium Term Note

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Common Stocks .............................................        63%
Investment Companies ......................................         9%
U.S. Government Obligations ...............................         7%
U.S. Government Agency Obligations ........................         6%
Corporate Notes and Bonds:
  Aaa .....................................................         5%
  Aa ......................................................         4%
  A .......................................................         6%
                                                                -----
                                                                  100%
                                                                =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
-----------------------

                                                                OCTOBER 31, 2003

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


TECHNOLOGY ..................   5%
OTHER COMMON STOCKS .........   7%
CONSUMER CYCLICALS ..........   9%
BANKS .......................  25%
CAPITAL GOODS ...............   9%
HEALTH CARE .................  13%
ENERGY ......................   9%
CONSUMER STAPLES ............  12%
COMMUNICATIONS ..............  11%

% OF TOTAL NET ASSETS


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------


FOREIGN COMMON STOCKS - 99.82%

               AUSTRALIA - 1.90%
        7,000  Commonwealth Bank of
                 Australia .........................  $       136,591
        8,000  QBE Insurance Group .................           58,468
                                                      ---------------
                                                              195,059
                                                      ---------------
               DENMARK - 1.28%
        6,500  Danske Bank .........................          131,128
                                                      ---------------
               FINLAND - 1.66%
       10,000  Nokia ...............................          169,846
                                                      ---------------
               FRANCE - 11.37%
        1,300  Atos Origin* ........................           86,748
       10,500  Axa .................................          198,968
        3,200  BNP Paribas .........................          168,149
          650  L'Air Liquide .......................           96,345
        1,900  Renault .............................          125,681
          700  Sanofi-Synthelabo ...................           43,333
        2,300  Schneider Electric ..................          134,627
        2,000  Total ...............................          310,862
                                                      ---------------
                                                            1,164,713
                                                      ---------------
               GERMANY - 10.22%
          700  Adidas-Salomon ......................           64,858
          800  Allianz .............................           85,767
        2,300  Bayerische Motoren Werke
                 (BMW) .............................           92,113
        1,700  Deutsche Bank .......................          112,136
        1,000  Deutsche Boerse .....................           55,592
        5,800  Deutsche Telekom* ...................           91,363
        1,800  E.ON ................................           90,985
          850  SAP .................................          123,667
        2,300  Schering ............................          107,408
        3,300  Siemens .............................          222,509
                                                      ---------------
                                                            1,046,398
                                                      ---------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               HUNGARY - 1.01%
        1,000  Gedeon Richter, SP GDR ..............  $       103,300
                                                      ---------------
               INDIA - 0.54%
        2,400  Ranbaxy Laboratories, SP GDR ........           54,960
                                                      ---------------
               IRELAND - 0.91%
        5,200  CRH .................................           93,398
                                                      ---------------
               ISRAEL - 0.56%
        1,000  Teva Pharmaceutical Industries,
                 SP ADR ............................           56,890
                                                      ---------------
               ITALY - 4.71%
       16,000  Enel ................................          100,071
       10,500  Eni .................................          166,742
        1,500  Tod's ...............................           58,330
       32,000  UniCredito Italiano .................          157,733
                                                      ---------------
                                                              482,876
                                                      ---------------
               JAPAN - 19.31%
       13,000  Ajinomoto ...........................          131,259
        1,000  Canon ...............................           48,392
        5,000  Dai Nippon Printing .................           77,227
        1,400  Hoya ................................          126,711
        3,000  Ito-Yokado ..........................          110,247
        6,000  Kao .................................          123,346
          700  Keyence .............................          153,964
        7,000  Matsushita Electric Industrial ......           92,264
           17  Mitsubishi Tokyo Financial
                 Group .............................          122,163
          800  NEC Electronics .....................           61,564
           21  Nippon Telegraph & Telephone ........           93,792
           70  NTT DoCoMo ..........................          151,544
       11,000  Oji Paper ...........................           58,535
        1,600  ORIX ................................          134,625
        1,900  Pioneer .............................           47,355
          500  Rohm ................................           67,403
        8,000  Shiseido ............................           83,977
        7,000  Sumitomo Electric Industries ........           60,172
        4,200  Takeda Chemical Industries ..........          148,615
        3,000  Toyota Motor ........................           85,414
                                                      ---------------
                                                            1,978,569
                                                      ---------------
               NETHERLANDS - 4.10%
        2,800  ING Groep ...........................           58,136
        2,500  Koninklijke (Royal) Philips
                 Electronics .......................           67,398
        5,946  Nutreco Holding .....................          158,986
        2,800  STMicroelectronics ..................           74,541
        2,000  VNU .................................           60,917
                                                      ---------------
                                                              419,978
                                                      ---------------
               RUSSIA - 2.07%
        1,800  AO VimpelCom, SP ADR* ...............          117,180
        2,100  YUKOS - ADR .........................           94,920
                                                      ---------------
                                                              212,100
                                                      ---------------
               SOUTH AFRICA - 1.75%
          750  Impala Platinum Holdings ............           68,909
       20,500  Kumba Resources .....................          110,453
                                                      ---------------
                                                              179,362
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                     VALUE
-------                                                    -------

               SOUTH KOREA - 1.16%
          300  Samsung Electronics .................  $       119,138
                                                      ---------------
               SWEDEN - 1.03%
        3,000  Atlas Copco .........................          105,373
                                                      ---------------
               SWITZERLAND - 10.33%
        3,300  Credit Suisse Group* ................          116,272
          600  Nestle, Registered ..................          132,099
          600  Nobel Biocare Holding ...............           53,244
        6,000  Novartis, Registered ................          228,703
        1,950  Roche Holding .......................          161,361
        2,150  Swiss Reinsurance ...................          135,325
        2,000  UBS, Registered .....................          122,813
          850  Zurich Financial Services* ..........          108,847
                                                      ---------------
                                                            1,058,664
                                                      ---------------
               THAILAND - 2.81%
       35,500  Bangkok Bank Public, Foreign
                 Registered* .......................           83,200
      236,000  Land and Houses Public, Foreign
                 Registered ........................           79,860
       22,000  Siam Cement Public, Foreign
                 Registered ........................          124,627
                                                      ---------------
                                                              287,687
                                                      ---------------
               UNITED KINGDOM - 23.10%
       16,500  ARM Holdings* .......................           31,850
       10,000  BP ..................................           69,405
       10,500  Diageo ..............................          123,479
        9,500  GlaxoSmithKline .....................          203,448
       20,600  HSBC Holdings .......................          310,365
       10,000  National Grid Transco ...............           63,848
        6,800  Reckitt Benckiser ...................          143,087
       16,000  Reed Elsevier .......................          124,353
        4,200  Royal Bank of Scotland Group ........          112,539
       40,000  Serco Group .........................          120,484
       52,500  Shell Transport & Trading ...........          327,852
        4,100  Standard Chartered ..................           65,575
       25,000  Tesco ...............................          100,226
       10,500  3i Group ............................          110,472
      155,000  Vodafone Group ......................          325,498
       14,000  WPP Group ...........................          133,398
                                                      ---------------
                                                            2,365,879
                                                      ---------------
               TOTAL FOREIGN COMMON STOCKS
                 (Cost $9,473,503)                         10,225,318
                                                      ---------------

                                                           MARKET
 SHARES                                                     VALUE
-------                                                    -------

INVESTMENT COMPANY - 0.40%

       41,295  BlackRock Provident Institutional
                 TempCash Portfolio ................  $        41,295
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $41,295) ....................           41,295
                                                      ---------------
TOTAL INVESTMENTS - 100.22%
   (Cost $9,514,798)** .............................       10,266,613
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - (0.22)% .........          (22,292)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $    10,244,321
                                                      ===============

------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $10,252,692.

     Gross unrealized appreciation .................  $       786,116
     Gross unrealized depreciation .................         (772,195)
                                                      ---------------
     Net unrealized appreciation ...................  $        13,921
                                                      ===============

     ADR American Depositary Receipt
  SP ADR Sponsored American Depositary Receipt
  SP GDR Sponsored Global Depositary Receipt

    FOREIGN CURRENCY CONTRACTS PURCHASED:

   CURRENCY   CONTRACT   SETTLEMENT    CONTRACT      UNREALIZED
    VALUE    TO DELIVER    DATES       AT VALUE    (DEPRECIATION)
   --------  ----------  ----------    --------    --------------
   6,309,022     THB       11/03/03   $ 158,518      $     (377)
     404,832     ZAR       11/05/03      58,842            (128)
                                      ---------      ----------
                                      $ 217,360      $     (505)
                                      =========      ==========


     THB Thai Baht
     ZAR South African Rand


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

BOND FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMMERCIAL PAPER ...............................   1%
MUNICIPAL SECURITIES ...........................   3%
CASH AND OTHER NET ASSETS ......................   1%
ASSET-BACKED SECURITIES ........................   4%
FOREIGN GOVERNMENT BOND ........................   1%
COMMERCIAL MORTGAGE-BACKED SECURITIES ..........  10%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS .........  48%
CORPORATE NOTES AND BONDS ......................  32%

% OF TOTAL NET ASSETS

                                                           MARKET
  PAR VALUE                                                VALUE
  ---------                                               -------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.16%

               FEDERAL HOME LOAN BANK - 2.22%
$  10,075,000  6.500%, 11/15/06, Series TD06 .......  $    11,165,659
                                                      ---------------
               FEDERAL HOME LOAN MORTGAGE - 12.38%
      241,216  6.500%, 01/01/11,
                 Gold Pool # E00413 ................          253,823
    5,200,000  4.500%, 01/15/13 ....................        5,136,113
      761,328  7.000%, 01/01/15,
                 Gold Pool # E79764 ................          807,117
      948,415  6.000%, 11/01/31,
                 Gold Pool # C01258 ................          974,024
    1,779,980  6.000%, 12/01/31,
                 Gold Pool # C01272 ................        1,828,044
    2,646,689  6.000%, 01/01/32,
                 Gold Pool # C01286 ................        2,718,156
    7,300,000  6.250%, 07/15/32 ....................        7,901,374
    6,066,529  6.500%, 08/01/32,
                 Gold Pool # C01385 ................        6,311,762
    9,307,932  6.000%, 03/01/33,
                 Gold Pool # C77186 ................        9,557,491
    5,028,190  3.781%, 04/01/33,
                 Pool # 1B0797(E) ..................        5,141,299
    9,888,976  5.000%, 07/01/33,
                 Gold Pool # C01585 ................        9,741,493
    4,844,445  5.000%, 09/01/33,
                 Gold Pool # A13890 ................        4,772,196
    7,000,000  5.500%, 11/15/33, TBA (A) ...........        7,059,066
                                                      ---------------
                                                           62,201,958
                                                      ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 21.55%
   13,000,000  5.250%, 01/15/09 ....................       13,958,152
      821,763  6.000%, 06/01/13, Pool # 429584 .....          857,009
    5,316,159  5.500%, 04/01/17, Pool # 254259 .....        5,477,364
    6,210,215  5.500%, 12/01/17, Pool # 254546 .....        6,398,530
    4,699,468  5.000%, 01/01/18, Pool # 681373 .....        4,776,205
    9,978,253  5.000%, 02/01/18, Pool # 681347 .....       10,145,883
    4,375,711  5.000%, 03/01/18, Pool # 675713 .....        4,449,221


                                                           MARKET
  PAR VALUE                                                 VALUE
  ---------                                                -------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$      97,550  7.500%, 07/01/23, Pool # 226065 .....  $       104,593
      576,495  7.000%, 05/01/26, Pool # 303884 .....          608,742
      546,684  6.500%, 05/01/28, Pool # 436779 .....          569,213
      368,383  6.500%, 09/01/28, Pool # 430877 .....          383,314
      556,935  6.500%, 10/01/28, Pool # 442329 .....          579,508
      364,326  6.500%, 06/01/29, Pool # 501319 .....          378,977
    1,021,026  6.500%, 06/01/29, Pool # 504545 .....        1,062,085
    2,247,059  6.500%, 09/01/31, Pool # 253949 .....        2,335,498
   11,725,536  5.500%, 01/01/33, Pool # 680930 .....       11,842,412
    9,834,053  5.500%, 02/01/33, Pool # 689115 .....        9,932,076
   10,555,897  4.205%, 03/01/33,
                 Pool # 681846 (E) .................       10,718,105
    8,726,536  6.000%, 04/01/33, Pool # 555576 .....        8,963,516
   10,000,000  5.500%, 06/01/33, Pool # 555531 .....       10,099,677
    4,842,319  4.500%, 08/01/33, Pool # 733675 .....        4,619,719
                                                      ---------------
                                                          108,259,799
                                                      ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 3.17%
      531,211  7.000%, 12/15/23, Pool # 366646 .....          566,394
      251,059  6.500%, 03/15/26, Pool # 422527 .....          263,686
      220,642  7.000%, 06/15/27, Pool # 780584 .....          234,221
      932,579  7.000%, 09/15/28, Pool # 458926 .....          989,608
      909,256  6.000%, 01/15/29, Pool # 457858 .....          940,382
      549,456  7.000%, 03/15/29, Pool # 505567 .....          582,869
      516,435  7.000%, 05/15/29, Pool # 487221 .....          547,840
      610,909  7.000%, 03/15/31, Pool # 547577 .....          647,720
    2,086,395  7.000%, 02/20/32, Pool # 003202 .....        2,201,652
    1,522,951  6.500%, 03/15/32, Pool # 569214 .....        1,595,127
    2,275,794  6.500%, 04/15/32, Pool # 584362 .....        2,383,650
    4,804,440  6.000%, 01/15/33, Pool # 781547 .....        4,965,732
                                                      ---------------
                                                           15,918,881
                                                      ---------------
               U.S. TREASURY BONDS - 7.23%
   10,000,000  7.500%, 11/15/16 (B) ................       12,650,400
    2,250,000  6.250%, 08/15/23 ....................        2,540,041
   10,200,000  6.000%, 02/15/26 ....................       11,208,056
    9,950,000  5.250%, 11/15/28 ....................        9,933,682
                                                      ---------------
                                                           36,332,179
                                                      ---------------
               U.S. TREASURY NOTES- 1.61%
    5,300,000  2.000%, 05/15/06 ....................        5,288,822
      740,000  6.125%, 08/15/07 ....................          829,552
    1,835,000  4.750%, 11/15/08 ....................        1,961,445
                                                      ---------------
                                                            8,079,819
                                                      ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $239,945,079) ...............      241,958,295
                                                      ---------------

CORPORATE NOTES AND BONDS - 31.92%

               AUTOMOBILE - 0.78%
    1,700,000  Dana
                 6.250%, 03/01/04 ..................        1,721,250
    1,900,000  Lear, Series B
                 8.110%, 05/15/09 ..................        2,199,250
                                                      ---------------
                                                            3,920,500
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               -------

               BASIC MATERIALS - 1.72%
$   2,750,000  Cascades, Senior Notes
                 7.250%, 02/15/13 ..................  $     2,887,500
    2,435,000  Packaging of America
                 4.375%, 08/01/08 (C) ..............        2,419,396
      525,000  Rhodia, Senior Subordinated Notes
                 8.875%, 06/01/11 (C) ..............          469,881
    2,650,000  Weyerhaeuser
                 6.000%, 08/01/06 ..................        2,843,249
                                                      ---------------
                                                            8,620,026
                                                      ---------------
               CAPITAL GOODS - 0.83%
    2,600,000  Ball
                 7.750%, 08/01/06 ..................        2,821,000
    1,300,000  Owens-Brockway Glass Container
                 7.750%, 05/15/11 ..................        1,378,000
                                                      ---------------
                                                            4,199,000
                                                      ---------------
               COMMERCIAL SERVICES - 0.27%
    1,350,000  Hertz, Senior Notes
                 7.625%, 06/01/12 ..................        1,359,144
                                                      ---------------
               COMMUNICATIONS - 2.19%
    3,765,000  British Sky Broadcasting Group
                 Yankee Bond
                 6.875%, 02/23/09 ..................        4,157,704
      800,000  Nextel Communications
                 Senior Notes
                 6.875%, 10/31/13 ..................          815,000
    2,200,000  Sprint Capital
                 6.000%, 01/15/07 ..................        2,333,417
    4,125,000  Vodafone Group, Yankee Bond
                 4.625%, 07/15/18 ..................        3,725,102
                                                      ---------------
                                                           11,031,223
                                                      ---------------
               CONSUMER CYCLICALS - 0.99%
    1,650,000  D.R. Horton, Senior Notes
                 6.875%, 05/01/13 ..................        1,744,875
    1,550,000  NVR, Senior Notes
                 5.000%, 06/15/10 ..................        1,522,875
    1,700,000  Standard Pacific, Senior Notes
                 6.875%, 05/15/11 ..................        1,729,750
                                                      ---------------
                                                            4,997,500
                                                      ---------------
               ELECTRONICS - 0.96%
    3,050,000  Arrow Electronics
                 6.875%, 07/01/13 ..................        3,109,896
    1,550,000  L-3 Communications
                 7.625%, 06/15/12 ..................        1,697,250
                                                      ---------------
                                                            4,807,146
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 0.52%
    1,275,000  MGM Mirage
                 6.750%, 08/01/07 ..................        1,349,906
    1,125,000  Park Place Entertainment
                  Senior Subordinated Notes
                 9.375%, 02/15/07 ..................        1,268,438
                                                      ---------------
                                                            2,618,344
                                                      ---------------

                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               -------

               FINANCE - 5.67%
$   2,050,000  American General Finance
                 MTN, Series G
                 5.750%, 03/15/07 ..................  $     2,224,695
      300,000  Beaver Valley Funding, Debentures
                 9.000%, 06/01/17 ..................          349,462
    2,500,000  Boeing Capital
                 5.800%, 01/15/13 ..................        2,584,652
    2,630,000  Citigroup
                 5.875%, 02/22/33 ..................        2,589,977
    1,560,000  Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 ..................        1,641,900
    2,750,000  General Motors Acceptance
                 6.750%, 01/15/06 ..................        2,933,557
    2,650,000  Goldman Sachs Group
                 4.125%, 01/15/08 ..................        2,708,141
    2,675,000  Household Finance, Senior
                 Unsubordinated Notes
                 6.400%, 06/17/08 ..................        2,971,896
               International Lease Finance
    1,600,000    5.875%, 05/01/13 ..................        1,673,365
    3,725,000    Senior Notes
                 5.625%, 06/01/07 ..................        4,010,745
    4,440,000  SLM, MTN, Series A
                 5.625%, 04/10/07 ..................        4,791,306
                                                      ---------------
                                                           28,479,696
                                                      ---------------
               FOOD AND BEVERAGES - 3.08%
    2,700,000  Albertson's, Debentures
                 7.450%, 08/01/29 ..................        2,962,318
      755,000  Constellation Brands, Series B
                 8.000%, 02/15/08 ..................          839,938
    1,000,000  Delhaize America
                 8.125%, 04/15/11 ..................        1,108,750
    4,200,000  General Mills
                 5.125%, 02/15/07 ..................        4,475,646
    2,875,000  Kellogg, Series B
                 6.000%, 04/01/06 ..................        3,098,037
    2,800,000  Kraft Foods
                 5.250%, 06/01/07 ..................        2,973,684
                                                      ---------------
                                                           15,458,373
                                                      ---------------
               HEALTH CARE SERVICES - 1.02%
    1,100,000  AmerisourceBergen
                 7.250%, 11/15/12 ..................        1,138,500
    1,440,000  HCA
                 6.300%, 10/01/12 ..................        1,432,637
    1,520,000  Omnicare, Senior Subordinated Notes
                 6.125%, 06/01/13 ..................        1,512,400
    1,065,000  Tenet Healthcare, Senior Notes
                 5.375%, 11/15/06 ..................        1,027,725
                                                      ---------------
                                                            5,111,262
                                                      ---------------
               INSURANCE - 3.86%
    5,825,000  CNA Financial
                 6.500%, 04/15/05 ..................        5,905,228
    4,435,000  Leucadia National, Senior Notes
                 7.000%, 08/15/13 (C) ..............        4,379,562
    2,239,000  Loews, Subordinated Notes
                 Convertible
                 3.125%, 09/15/07 ..................        2,068,276
    2,625,000  Mass Mutual Life Insurance
                 7.625%, 11/15/23 (C) ..............        3,109,704
    4,000,000  New York Life Insurance
                 5.875%, 05/15/33 (C) ..............        3,935,496
                                                      ---------------
                                                           19,398,266
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               -------

               OIL AND GAS EXTRACTION - 3.47%
$   2,600,000  Consolidated Natural Gas
                 7.250%, 10/01/04 ..................  $     2,720,458
    1,400,000  Duke Capital, Senior Notes
                 7.250%, 10/01/04 ..................        1,457,331
      400,000  Grant Prideco, Series B
                 9.625%, 12/01/07 ..................          442,000
    1,560,000  Key Energy Services, Senior Notes
                 6.375%, 05/01/13 ..................        1,575,600
    2,650,000  Occidental Petroleum, Senior Notes
                 8.450%, 02/15/29 ..................        3,444,881
    2,325,000  Pioneer Natural Resources
                 6.500%, 01/15/08 ..................        2,499,187
    1,625,000  Tesoro Petroleum
                 8.000%, 04/15/08 ..................        1,730,625
    1,005,000  Western Oil Sands
                 8.375%, 05/01/12 ..................        1,139,419
    2,335,000  XTO Energy, Senior Notes
                 6.250%, 04/15/13 ..................        2,448,831
                                                      ---------------
                                                           17,458,332
                                                      ---------------
               RESTAURANTS - 0.48%
    2,135,000  Yum! Brands, Senior Notes
                 7.650%, 05/15/08 ..................        2,401,875
                                                      ---------------
               RETAIL - 0.14%
      700,000  Dillard's
                 6.125%, 11/01/03 ..................          700,000
                                                      ---------------
               TECHNOLOGY - 0.70%
    3,215,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..................        3,536,500
                                                      ---------------
               TRANSPORTATION - 1.23%
    1,570,873  American Airlines, Series 1999-1
                 6.855%, 04/15/09 ..................        1,569,979
    3,250,000  Union Pacific, Debentures
                 6.625%, 02/01/29 ..................        3,465,855
    1,345,000  United Airlines, Series 2001
                 Class A-2
                 6.201%, 09/01/08 ..................        1,125,235
                                                      ---------------
                                                            6,161,069
                                                      ---------------
               UTILITIES - 3.52%
      620,000  Avista, First Mortgage
                 7.750%, 01/01/07 ..................          689,831
    3,000,000  CILCORP, Senior Notes
                 8.700%, 10/15/09 ..................        3,598,050
    2,500,000  Commonwealth Edison, Series 100
                 5.875%, 02/01/33 ..................        2,467,027
               Kansas Gas & Electric, First Mortgage
      959,000    7.600%, 12/15/03 ..................          959,000
    2,100,000    6.500%, 08/01/05 ..................        2,223,375
    1,260,000  Nevada Power, Second Mortgage
                 9.000%, 08/15/13 (C) ..............        1,345,050
    3,150,000  NiSource Finance, Senior Notes
                 6.150%, 03/01/13 ..................        3,357,802
    1,305,000  PG&E
                 6.875%, 07/15/08 (C) ..............        1,389,825
    1,450,000  Southern California Edison
                 First Refunding Mortgage
                 8.000%, 02/15/07 ..................        1,634,875
                                                      ---------------
                                                           17,664,835
                                                      ---------------

                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               -------

               WASTE MANAGEMENT - 0.49%
$   2,351,000  Waste Management, Senior Notes
                 7.000%, 10/01/04 ..................  $     2,450,769
                                                      ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $158,230,896) ...............      160,373,860
                                                      ---------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.88%

      369,047  Amresco Securitized Net Interest
                 Trust, Series 1997-1, Class A
                 7.545%, 09/26/27 (D)(G) ...........          210,357
    8,723,915  Bear Stearns Asset Backed
                 Securities, Series 2003-AC5
                  Class A2
                 5.000%, 10/25/33 ..................        8,767,535
    8,623,703  Chase Mortgage Finance
                 Series 2003-S2, Class A1
                 5.000%, 03/25/18 (D) ..............        8,905,961
               CS First Boston Mortgage Securities
    4,000,000    Series 1998-C2, Class A2
                 6.300%, 11/11/30 ..................        4,419,811
    5,914,973    Series 2002-34, Class 1A1
                 7.500%, 12/25/32 ..................        6,258,106
      610,901  First Union-Lehman Brothers
                 Commercial Mortgage, CMO
                 Series 1997-C2, Class A2
                 6.600%, 11/18/29 ..................          625,426
    5,125,000  GMAC Commercial
                 Mortgage Securities
                 Series 2000-C3, Class A2
                 6.957%, 09/15/35 ..................        5,817,752
      475,265  Master Asset Securitization Trust
                 Series 2001-02, Class A1
                 6.000%, 12/26/16 ..................          480,067
    1,250,000  Morgan (J.P.) Commercial
                 Mortgage Finance, CMO
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (D) ..............        1,391,610
   13,000,000  Wells Fargo Mortgage Backed
                 Securities Trust, Series 2003K
                 Class 1A2
                 4.522%, 11/25/33 ..................       12,742,032
                                                      ---------------
               TOTAL COMMERCIAL
                 MORTGAGE-BACKED SECURITIES
                 (Cost $49,283,882) ................       49,618,657
                                                      ---------------

ASSET-BACKED SECURITIES - 3.73%

      489,715  Asset Securitization,
                 Series 1995-MD4, Class A1
                 7.100%, 08/13/29 (D) ..............          527,490
    7,500,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 ..................        7,990,411
    3,500,000  Centex Home Equity
                 Series 2001-C, Class A3
                 4.490%, 03/25/29 ..................        3,523,146
    4,000,000  CIT Equipment Collateral
                 Series 2002-VT1, Class A4
                 4.670%, 12/21/09 ..................        4,130,526
    2,832,988  DVI Receivables
                 Series 2002-1, Class A3B
                 4.570%, 06/11/10 ..................        2,579,789
                                                      ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $18,612,878) ................       18,751,362
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               -------

MUNICIPAL SECURITIES - 3.19%

               ILLINOIS - 1.30%
$   7,260,000  Illinois State, Taxable Pension, GO
                 5.100%, 06/01/33 ..................  $     6,564,855
                                                      ---------------
               NEW YORK - 1.26%
               New York City, GO
    2,850,000    Series B
                 5.250%, 08/01/08 ..................        3,140,443
    2,850,000    Series G
                 5.500%, 08/01/09 ..................        3,173,646
                                                      ---------------
                                                            6,314,089
                                                      ---------------
               TEXAS - 0.63%
    2,850,000  Texas State Turnpike Authority
                 Central Texas Turnpike System RB
                 BAN, Second Tier
                 5.000%, 06/01/08 ..................        3,152,100
                                                      ---------------
               TOTAL MUNICIPAL SECURITIES
                 (Cost $16,460,608) ................       16,031,044
                                                      ---------------

FOREIGN GOVERNMENT BOND - 0.61%

    2,475,000  Quebec Province, Debentures
                 7.500%, 09/15/29 ..................        3,056,058
                                                      ---------------
               TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $2,899,163) .................        3,056,058
                                                      ---------------

COMMERCIAL PAPER (F) - 1.41%

    7,059,000  General Electric Capital
                 1.051%, 11/13/03 ..................        7,056,529
                                                      ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $7,056,529) .................        7,056,529
                                                      ---------------


                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------


INVESTMENT COMPANY - 1.56%

    7,852,130  BlackRock Provident Institutional
                 TempCash Portfolio ................  $     7,852,130
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $7,852,130) .................        7,852,130
                                                      ---------------
TOTAL INVESTMENTS - 100.46%
   (Cost $500,341,165)* ............................      504,697,935
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - (0.46)% .........       (2,314,325)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $   502,383,610
                                                      ===============

----------------------------
  * Aggregate cost for Federal income tax purposes is $501,837,445.

     Gross unrealized appreciation .................  $     6,891,431
     Gross unrealized depreciation .................       (4,030,941)
                                                      ---------------
     Net unrealized appreciation ...................  $     2,860,490
                                                      ===============

(A)  Securities purchased on a when-issued or delayed delivery basis.
(B) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.
(C) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2003, these securities amounted to $17,048,914 or 3.39% of net assets. These securities have been determined by the Adviser to be liquid securities.
(D) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(E) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2003.
(F)  Annualized yield at the time of purchase.
(G) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2003, this security amounted to $210,357 or 0.04% of net assets. This security has been determined by the Adviser to be illiquid.

     BAN Bond Anticipation Note
     CMO Collateralized Mortgage Obligation
      GO General Obligation
     MTN Medium Term Note
      RB Revenue Bond
     TBA To Be Announced

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Commercial Paper .....................................      1%
Investment Company ...................................      2%
U.S. Government Obligations ..........................      9%
U.S. Government Agency Obligations ...................     39%
Municipal Securities .................................      3%
Corporate Notes and Bonds:
  Aaa ................................................     13%
  Aa .................................................      2%
  A ..................................................      8%
  Baa ................................................      9%
  Ba .................................................     13%
  B ..................................................      1%
                                                        -----
                                                          100%
                                                        =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

INVESTMENT GRADE BOND FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MUNICIPAL SECURITY .........................    1%
ASSET-BACKED SECURITIES ....................    7%
COMMERCIAL MORTGAGE-BACKED SECURITIES ......   10%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS .....   48%
CORPORATE NOTES AND BONDS ..................   34%

% OF TOTAL NET ASSETS



                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               ------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.56%

               FEDERAL FARM CREDIT BANK - 1.08%
$     500,000  5.970%, 03/11/05 ....................  $       528,827
                                                      ---------------
               FEDERAL HOME LOAN BANK - 5.12%
    1,250,000  5.875%, 11/15/07 ....................        1,372,620
    1,000,000  6.500%, 08/14/09 ....................        1,137,080
                                                      ---------------
                                                            2,509,700
                                                      ---------------
               FEDERAL HOME LOAN MORTGAGE - 14.47%
      750,000  2.875%, 09/15/05 ....................          761,537
    1,000,000  2.125%, 11/15/05 ....................        1,000,311
      525,000  2.750%, 03/15/08 ....................          513,545
      400,000  4.500%, 01/15/13 ....................          395,086
      202,181  5.500%, 08/01/17
                 Gold Pool # E90954 ................          208,340
      996,335  5.000%, 09/01/18
                 Gold Pool # E99582 ................        1,012,762
      444,844  6.500%, 08/01/32
                 Gold Pool # C01385 ................          462,826
    1,375,000  5.000%, 11/01/33, TBA (A) ...........        1,353,086
    1,375,000  5.500%, 11/01/33, TBA (A) ...........        1,386,602
                                                      ---------------
                                                            7,094,095
                                                      ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 19.04%
      337,594  6.000%, 10/01/16, Pool # 611322 .....          351,285
      246,196  5.500%, 01/01/17, Pool # 623107 .....          253,643
      531,616  5.500%, 04/01/17, Pool # 254259 .....          547,736
      470,234  6.000%, 06/01/17, Pool # 254342 .....          489,235
      733,504  5.500%, 11/01/17, Pool # 659589 .....          755,746
    1,042,750  5.000%, 05/01/18, Pool # 697050 .....        1,060,268
      353,922  6.500%, 03/01/32, Pool # 254239 .....          367,804
      331,340  7.000%, 04/01/32, Pool # 545556 .....          348,980
      481,535  6.500%, 10/01/32, Pool # 254479 .....          500,423
      962,134  4.912%, 02/01/33, Pool # 682778
                 ARM (C) ...........................          983,756


                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               ------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$     879,658  4.205%, 03/01/33,
                 Pool # 681846, ARM (C) ............  $       893,175
      740,478  6.000%, 04/01/33, Pool # 555576 .....          760,587
    1,031,533  3.785%, 05/01/33,
                 Pool # 703979, ARM (C) ............        1,035,569
    1,000,000  5.000%, 10/01/33, Pool # 749179 .....          987,274
                                                      ---------------
                                                            9,335,481
                                                      ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 1.75%
      530,802  3.130%, 04/16/16, Series 2003-16
                 Class A, CMO ......................          535,391
      308,776  6.500%, 05/15/32, Pool # 584389 .....          323,410
                                                      ---------------
                                                              858,801
                                                      ---------------
               U.S. TREASURY NOTES - 7.10%
      250,000  1.250%, 05/31/05 (B) ................          248,760
      400,000  2.000%, 05/15/06 (B) ................          399,157
      800,000  6.250%, 02/15/07 (B) ................          894,250
    1,000,000  4.375%, 05/15/07 (B) ................        1,058,360
      500,000  6.000%, 08/15/09 ....................          565,508
      325,000  3.875%, 02/15/13 (B) ................          316,050
                                                      ---------------
                                                            3,482,085
                                                      ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $23,401,831) ................       23,808,989
                                                      ---------------

CORPORATE NOTES AND BONDS - 33.82%

               BASIC MATERIALS - 1.66%
      500,000  International Paper
                 5.850%, 10/30/12 ..................          520,361
      275,000  Weyerhaeuser
                 6.000%, 08/01/06 ..................          295,054
                                                      ---------------
                                                              815,415
                                                      ---------------
               COMMUNICATIONS - 1.51%
      480,000  AT&T
                 6.000%, 03/15/09 ..................          505,800
      220,000  Sprint Capital
                 6.000%, 01/15/07 ..................          233,342
                                                      ---------------
                                                              739,142
                                                      ---------------
               CONSUMER CYCLICALS - 3.30%
      535,000  AutoZone
                 4.375%, 06/01/13 ..................          499,155
      510,000  Leggett & Platt
                 7.650%, 02/15/05 ..................          546,939
      380,000  Newell Rubbermaid
                 4.625%, 12/15/09 ..................          380,261
      165,000  Pulte Homes
                 7.875%, 08/01/11 ..................          193,548
                                                      ---------------
                                                            1,619,903
                                                      ---------------
               ENTERTAINMENT AND LEISURE - 1.25%
      575,000  Disney, Walt
                 7.300%, 02/08/05 ..................          613,240
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----------------------

                                                                OCTOBER 31, 2003

INVESTMENT GRADE BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               ------

               FINANCE - 11.92%
$     490,000  American General Finance, MTN
                  Series G
                 5.750%, 03/15/07 ..................  $       531,756
      500,000  AmSouth Bank, Subordinated Notes
                 4.850%, 04/01/13 ..................          494,279
    1,000,000  Associates N.A., MTN, Series H
                 6.260%, 02/15/06 ..................        1,085,830
      500,000  BB&T, Subordinated Notes
                 4.750%, 10/01/12 ..................          495,336
      260,000  Boeing Capital
                 5.800%, 01/15/13 ..................          268,804
      225,000  CIT Group, Senior Notes
                 7.625%, 08/16/05 ..................          245,795
      460,000  General Electric Capital, Series A
                 MTN 5.000%, 06/15/07 ..............          488,073
      250,000  General Motors Acceptance
                 6.750%, 01/15/06 ..................          266,687
      475,000  Goldman Sachs Group
                 4.125%, 01/15/08 ..................          485,422
      250,000  Household Finance
                 4.625%, 01/15/08 ..................          259,336
      500,000  J.P. Morgan Chase, Senior Notes
                 5.350%, 03/01/07 ..................          537,187
      410,000  Marshall & Ilsley Bank
                 5.250%, 09/04/12 ..................          428,123
      240,000  SLM, MTN, Series A
                 5.625%, 04/10/07 ..................          258,990
                                                      ---------------
                                                            5,845,618
                                                      ---------------
               FOOD AND BEVERAGES - 4.57%
      460,000  Albertson's, Senior Notes
                 6.950%, 08/01/09 ..................          513,803
      500,000  Conagra Foods
                 6.000%, 09/15/06 ..................          543,824
      500,000  General Mills
                 5.125%, 02/15/07 ..................          532,815
      360,000  Kellogg, Series B
                 6.000%, 04/01/06 ..................          387,928
      250,000  Kraft Foods
                 4.625%, 11/01/06 ..................          260,754
                                                      ---------------
                                                            2,239,124
                                                      ---------------
               INSURANCE - 1.60%
      285,000  Berkshire Hathaway
                 4.625%, 10/15/13 (D) ..............          280,121
      450,000  Prudential Insurance of America
                 7.650%, 07/01/07 (D) ..............          505,847
                                                      ---------------
                                                              785,968
                                                      ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 0.66%
      300,000  Guidant
                 6.150%, 02/15/06 ..................          321,537
                                                      ---------------
               OIL AND GAS EXTRACTION - 3.12%
      235,000  Conoco Funding
                 6.350%, 10/15/11 ..................          262,079
      400,000  Consolidated Natural Gas
                 7.250%, 10/01/04 ..................          418,532


                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               ------

               OIL AND GAS EXTRACTION (CONTINUED)
$     275,000  Marathon Oil
                 5.375%, 06/01/07 ..................  $       294,065
      550,000  Occidental Petroleum
                 4.000%, 11/30/07 ..................          555,926
                                                      ---------------
                                                            1,530,602
                                                      ---------------
               PRINTING AND PUBLISHING - 0.39%
      170,000  Gannett
                 6.375%, 04/01/12 ..................          189,264
                                                      ---------------
               TECHNOLOGY - 1.01%
      500,000  First Data
                 3.375%, 08/01/08 ..................          494,133
                                                      ---------------
               TRANSPORTATION - 1.06%
      215,000  Ryder System, Senior Notes
                 6.460%, 10/18/06 ..................          236,721
      260,000  Union Pacific
                 6.125%, 01/15/12 ..................          281,702
                                                      ---------------
                                                              518,423
                                                      ---------------
               UTILITIES - 1.77%
      275,000  CILCORP, Senior Notes
                 8.700%, 10/15/09 ..................          329,821
      535,000  MidAmerican Energy
                 5.125%, 01/15/13 ..................          539,841
                                                      ---------------
                                                              869,662
                                                      ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $16,545,002) ................       16,582,031
                                                      ---------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.05%

      914,405  Bear Stearns Asset Backed Securities
                 Series 2003-AC5, Class A2
                 5.000%, 10/25/33 ..................          918,977
      864,511  Chase Mortgage Finance
                 Series 2003-S2, Class A1
                 5.000%, 03/25/18 (E) ..............          892,806
      190,246  Green Tree Home Improvement Loan Trust
                 Series 1998-E, Class HEA4
                 6.620%, 07/15/27 ..................          196,980
    1,000,000  LB Commercial Conduit Mortgage Trust
                 Series 1999-C1, Class A2
                 6.780%, 06/15/31 ..................        1,127,378
      151,303  Master Asset Securitization Trust
                 Series 2002-8, Class 1A2, CMO
                 5.250%, 12/25/17 (E) ..............          153,030
      454,689  Washington Mutual
                 Series 2002-S8, Class 2A7, CMO
                 5.250%, 01/25/18 (E) ..............          460,713
               Wells Fargo Mortgage Backed
                 Securities Trust
      450,000    Series 2003K,
                 Class 1A2, CMO, ARM
                 4.522%, 11/25/33 (C) ..............          441,070
      750,000    Series 2003L,
                 Class 1A2, CMO, ARM
                 4.615%, 11/25/33 (C) ..............          738,047
                                                      ---------------
               TOTAL COMMERCIAL
                 MORTGAGE-BACKED SECURITIES
                 (Cost $4,881,133) .................        4,929,001
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

----------------------

                                                                OCTOBER 31, 2003

INVESTMENT GRADE BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                          MARKET
  PAR VALUE                                                VALUE
  ---------                                               ------

ASSET-BACKED SECURITIES - 6.68%

$   1,000,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 ..................  $     1,065,388
      435,000  Citibank Credit Card Issuance Trust
                 Series 2000-C1, Class C1
                 7.450%, 09/15/07 ..................          471,643
      903,860  MMCA Automobile Trust
                 Series 2001-4, Class A4
                 4.920%, 08/15/07 ..................          923,341
      780,000  Residential Asset Mortgage Products
                 Series 2002-RS2, Class AI4
                 6.550%, 03/25/32 ..................          813,886
                                                      ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $3,307,532) .................        3,274,258
                                                      ---------------

MUNICIPAL SECURITY - 0.98%

               ILLINOIS - 0.98%
      535,000  Illinois State, GO
                 4.350%, 06/01/18 ..................          480,307
                                                      ---------------
               TOTAL ILLINOIS
                 (Cost $534,770) ...................          480,307
                                                      ---------------
               TOTAL MUNICIPAL SECURITY
                 (Cost $534,770) ...................          480,307
                                                      ---------------



                                                          MARKET
 SHARES                                                    VALUE
-------                                                   -------


INVESTMENT COMPANIES - 6.07%

    2,624,826  BlackRock Provident Institutional
                 TempCash Portfolio ................  $     2,624,826
      351,021  BlackRock Provident Institutional
                 TempFund Portfolio ................          351,021
                                                      ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $2,975,847) .................        2,975,847
                                                      ---------------
TOTAL INVESTMENTS - 106.16%
   (Cost $51,646,115)* .............................       52,050,433
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - (6.16)% .........       (3,020,662)
                                                      ---------------
NET ASSETS - 100.00% ...............................  $    49,029,771
                                                      ===============

-------------------------------
  * Aggregate cost for Federal income tax purposes is $51,789,651.

     Gross unrealized appreciation .................  $       644,774
     Gross unrealized depreciation .................         (383,992)
                                                      ---------------
     Net unrealized appreciation ...................  $       260,782
                                                      ===============

(A)  Security purchased on a when-issued or delayed delivery basis.
(B) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.
(C) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2003.
(D) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2003, these securities amounted to $785,968 or 1.60% of net assets. These securities have been determined by the Adviser to be liquid securities.
(E) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

     BAN Bond Anticipation Note
     CMO Collateralized Mortgage Obligation
      GO General Obligation
     MTN Medium Term Note
     TBA To Be Announced

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Investment Companies ...................................    6%
U.S. Government Obligations ............................    7%
U.S. Government Agency Obligations .....................   39%
Minicipal Securities ...................................    1%
Corporate Notes and Bonds:
  Aaa ..................................................   16%
  Aa ...................................................    3%
  A ....................................................   13%
  Baa ..................................................   15%
                                                        -----
                                                          100%
                                                        =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER NON-CYCLICALS ............   5%
CASH AND OTHER NET ASSETS .........   3%
OTHER CORPORATE NOTES AND BONDS ...   9%
SERVICE CYCLICALS .................  16%
CAPITAL GOODS .....................   8%
ENERGY ............................  14%
UTILITIES .........................   8%
MEDIA .............................  13%
SERVICE NON-CYCLICALS .............  11%
BASIC MATERIALS ...................  13%


                                                          MARKET
  PAR VALUE                                                VALUE
 ----------                                               -------

CORPORATE NOTES AND BONDS - 96.76%

               BASIC MATERIALS - 12.97%
$     250,000  Arch Western Finance, Senior Notes
                 6.750%, 07/01/13 (A) ..............  $       260,000
      250,000  Cascades, Senior Notes
                 7.250%, 02/15/13 ..................          262,500
      250,000  Ethyl
                 8.875%, 05/01/10 ..................          261,250
      250,000  FMC
                 10.250%, 11/01/09 .................          293,750
      150,000  Georgia-Pacific
                 8.125%, 05/15/11 ..................          163,875
      250,000  IPSCO, Senior Notes
                 8.750%, 06/01/13 (A) ..............          270,000
      250,000  JSG Funding, Senior Notes
                 9.625%, 10/01/12 ..................          278,750
      200,000  Koppers
                 9.875%, 10/15/13 (A) ..............          212,000
      100,000  Methanex, Senior Notes
                 8.750%, 08/15/12 ..................          109,500
      100,000  Nalco, Senior Notes
                 7.750%, 11/15/11 (A) ..............          104,500
       50,000  Rhodia, Senior Subordinated Notes
                 8.875%, 06/01/11 (A) ..............           44,750
      250,000  Stone Container, Senior Notes
                 8.375%, 07/01/12 ..................          265,000
      150,000  United States Steel, Senior Notes
                 9.750%, 05/15/10 ..................          159,000
                                                      ---------------
                                                            2,684,875
                                                      ---------------
               CAPITAL GOODS - 7.50%
       50,000  Building Materials, Senior Notes
                 Series B 8.000%, 10/15/07 .........           49,500
      250,000  Crown European Holdings
                 9.500%, 03/01/11 ..................          278,750
      150,000  Joy Global, Series B
                 8.750%, 03/15/12 ..................          166,500
      250,000  L-3 Communications
                 7.625%, 06/15/12 ..................          273,750

                                                          MARKET
  PAR VALUE                                                VALUE
 ----------                                               -------

               CAPITAL GOODS (CONTINUED)
$     250,000  Owens-Brockway Glass Container
                 8.750%, 11/15/12 ..................  $       275,000
      250,000  SPX, Senior Notes
                 6.250%, 06/15/11 ..................          251,875
      250,000  Wabtec, Senior Notes
                 6.875%, 07/31/13 (A) ..............          258,125
                                                      ---------------
                                                            1,553,500
                                                      ---------------
               CONSUMER CYCLICALS - 1.13%
      100,000  Lear, Series B
                 8.110%, 05/15/09 ..................          115,750
      100,000  TRW Automotive, Senior
                 Subordinated Notes
                 11.000%, 02/15/13 (A) .............          118,500
                                                      ---------------
                                                              234,250
                                                      ---------------
               CONSUMER NON-CYCLICALS - 5.34%
      100,000  American Greetings, Senior
                 Subordinated Notes
                 11.750%, 07/15/08 .................          114,625
      300,000  AmerisourceBergen
                 7.250%, 11/15/12 ..................          310,500
      250,000  Biovail, Senior Subordinated Notes,
                 Yankee 7.875%, 04/01/10 ...........          246,875
      150,000  Constellation Brands, Series B
                 8.125%, 01/15/12 ..................          165,375
      100,000  Delhaize America
                 8.125%, 04/15/11 ..................          110,875
      150,000  Roundy's, Series B
                 8.875%, 06/15/12 ..................          157,500
                                                      ---------------
                                                            1,105,750
                                                      ---------------
               ENERGY - 14.47%
      250,000  Bluewater Finance
                 10.250%, 02/15/12 .................          256,250
      250,000  Chesapeake Energy, Senior Notes
                 7.500%, 09/15/13 (A) ..............          270,000
      100,000  El Paso, Senior Notes, MTN
                 7.750%, 01/15/32 ..................           76,250
      250,000  Ferrellgas Partners Finance
                 Senior Notes
                 8.750%, 06/15/12 ..................          273,750
      200,000  Grant Prideco, Series B
                 9.625%, 12/01/07 ..................          221,000
      100,000  Key Energy Services, Senior Notes
                 6.375%, 05/01/13 ..................          101,000
      150,000  Offshore Logistics
                 6.125%, 06/15/13 ..................          144,750
      225,000  Parker Drilling, Subordinated Notes
                 Convertible
                 5.500%, 08/01/04 ..................          225,562
      350,000  Pioneer Natural Resources
                 9.625%, 04/01/10 ..................          426,587
      151,000  Plains All American Pipeline/PAA
                 Finance
                 7.750%, 10/15/12 ..................          167,610
       50,000  Range Resources, Senior
                 Subordinated Notes
                 7.375%, 07/15/13 ..................           49,875
      100,000  Southern Star Central
                 8.500%, 08/01/10 (A) ..............          106,500
      250,000  Tesoro Petroleum
                 8.000%, 04/15/08 ..................          266,250



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                                VALUE
 ----------                                               -------

               ENERGY (CONTINUED)
$     150,000  Vintage Petroleum, Senior
                 Subordinated Notes
                 7.875%, 05/15/11 ..................  $       159,375
      125,000  Western Oil Sands
                 8.375%, 05/01/12 ..................          141,719
      100,000  Williams Cos., Senior Notes
                 8.625%, 06/01/10 ..................          110,000
                                                      ---------------
                                                            2,996,478
                                                      ---------------
               MEDIA - 12.88%
      300,000  British Sky Broadcasting, Yankee
                 8.200%, 07/15/09 ..................          350,004
      175,000  Charter Communications Holdings &
                 Charter Communication Holdings
                 Capital, Senior Notes
                 10.750%, 10/01/09 .................          148,750
       50,000  Charter Communications Holdings II
                 Senior Notes
                 10.250%, 09/15/10 (A) .............           51,125
      250,000  CSC Holdings, Senior Notes
                 7.250%, 07/15/08 ..................          251,250
      100,000  Dex Media East/Dex Media
                 East Finance
                 12.125%, 11/15/12 .................          121,125
      250,000  Dex Media West Finance, Senior
                 Subordinated Notes
                 9.875%, 08/15/13 (A) ..............          285,625
      250,000  Echostar DBS, Senior Notes
                 9.375%, 02/01/09 ..................          265,625
      100,000  Lamar Media
                 7.250%, 01/01/13 ..................          105,750
      100,000  Moore North America Finance
                 Senior Notes
                 7.875%, 01/15/11 (A) ..............          108,500
      200,000  PanAmSat
                 8.500%, 02/01/12 ..................          216,500
      100,000  RH Donnelly Finance, Senior
                 Subordinated Notes
                 10.875%, 12/15/12 (A) .............          119,750
      250,000  Sinclair Broadcast Group
                 8.000%, 03/15/12 ..................          265,000
      250,000  Vivendi Universal, Senior Notes
                 6.250%, 07/15/08 (A) ..............          262,500
       98,000  Yell Finance, Senior Notes
                 10.750%, 08/01/11 .................          115,150
                                                      ---------------
                                                            2,666,654
                                                      ---------------
               REAL ESTATE - 0.26%
       50,000  CBRE Escrow , Senior Notes
                 9.750%, 05/15/10 (A) ..............           54,250
                                                      ---------------
               SERVICES CYCLICALS - 15.83%
      250,000  AMC Entertainment, Senior
                 Subordinated Notes
                 9.500%, 02/01/11 ..................          264,062
      100,000  Bally Total Fitness Holding
                 Senior Notes
                 10.500%, 07/15/11 (A) .............          104,000
      200,000  Coast Hotels & Casinos
                 9.500%, 04/01/09 ..................          214,000
      250,000  Continental Airlines
                 8.000%, 12/15/05 ..................          243,750

                                                          MARKET
  PAR VALUE                                                VALUE
 ----------                                               -------

               SERVICES CYCLICALS (CONTINUED)
$     250,000  D.R. Horton, Senior Notes
                 6.875%, 05/01/13 ..................  $       264,375
      300,000  Delta Air Lines, MTN, Series C
                 6.650%, 03/15/04 ..................          300,750
       50,000  Horseshoe Gaming Holding, Series B
                 8.625%, 05/15/09 ..................           53,437
               Iron Mountain
      105,000    8.625%, 04/01/13 ..................          115,237
      100,000    7.750%, 01/15/15 ..................          107,250
      150,000  Johnsondiversey, Step Coupon
                 11.019%, 05/15/13 (A)(B) ..........          112,500
      250,000  K. Hovnanian Enterprises, Senior
                 Subordinated Notes
                 7.750%, 05/15/13 (A) ..............          263,750
      100,000  Mandalay Resort Group, Senior
                 Subordinated Notes, Series B
                 10.250%, 08/01/07 .................          115,750
      200,000  Meritage, Senior Notes
                 9.750%, 06/01/11 (A) ..............          223,000
      250,000  MGM Mirage
                 9.750%, 06/01/07 ..................          284,688
      100,000  Petroleum Helicopters, Series B
                 9.375%, 05/01/09 ..................          108,000
      100,000  Pinnacle Entertainment, Series B
                 9.250%, 02/15/07 ..................          102,625
      100,000  Resorts International Hotel and
                 Casino
                 11.500%, 03/15/09 .................          104,000
      150,000  Standard-Pacific, Senior Notes
                 7.750%, 03/15/13 ..................          155,250
      125,000  United Rentals, Series B
                 10.750%, 04/15/08 .................          140,938
                                                      ---------------
                                                            3,277,362
                                                      ---------------
               SERVICES NON-CYCLICALS - 11.29%
      250,000  Allied Waste North America,
                 Series B
                 10.000%, 08/01/09 .................          273,125
      100,000  Bio-Rad Laboratories, Senior
                 Subordinated Notes
                 7.500%, 08/15/13 (A) ..............          105,750
      200,000  Coventry Health Care, Senior Notes
                 8.125%, 02/15/12 ..................          218,000
      250,000  Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 ..................          263,125
      150,000  Hanger Orthopedic Group
                 10.375%, 02/15/09 .................          170,250
      100,000  HCA
                 8.750%, 09/01/10 ..................          115,253
      250,000  IASIS Healthcare
                 13.000%, 10/15/09 .................          281,875
      100,000  NeighborCare, Senior Subordinated
                 Notes
                 6.875%, 11/15/13 (A) ..............          102,250
      150,000  Pacificare Health Systems
                 10.750%, 06/01/09 .................          173,250
      250,000  Quintiles Transnational, Senior
                 Subordinated Notes
                 10.000%, 10/01/13 (A) .............          265,000
      100,000  Tenet Healthcare
                 7.375%, 02/01/13 ..................           97,500
      250,000  Triad Hospitals, Series B
                 8.750%, 05/01/09 ..................          271,875
                                                      ---------------
                                                            2,337,253
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                                VALUE
 ----------                                               -------

               TECHNOLOGY AND ELECTRONICS - 2.12%
$     250,000  PerkinElmer
                 8.875%, 01/15/13 ..................  $       275,000
      150,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..................          165,000
                                                      ---------------
                                                              440,000
                                                      ---------------
               TELECOMMUNICATIONS - 4.77%
       50,000  Alamosa Delaware
                 13.625%, 08/15/11 .................           48,250
      250,000  Eircom Funding, Senior
                 Subordinated Notes
                 8.250%, 08/15/13 (A) ..............          273,125
      310,000  Nextel Communications
                 Senior Notes, Convertible
                 5.250%, 01/15/10 ..................          299,150
      300,000  Qwest Services
                 14.000%, 12/15/14 (A)(C) ..........          367,500
                                                      ---------------
                                                              988,025
                                                      ---------------
               UTILITIES - 8.20%
      200,000  Beaver Valley Funding, Debentures
                 9.000%, 06/01/17 ..................          232,975
      250,000  Edison International
                 6.875%, 09/15/04 ..................          259,062
      225,000  Illinova, First Mortgage
                 11.500%, 12/15/10 .................          270,000
      200,000  Nevada Power, Second Mortgage
                 9.000%, 08/15/13 (A) ..............          213,500
      100,000  PG&E
                 6.875%, 07/15/08 (A) ..............          106,500
      150,000  Southern California Edison
                 First Refunding Mortgage
                 8.000%, 02/15/07 ..................          169,125
      150,000  Southern Natural Gas
                 8.875%, 03/15/10 ..................          164,250
      250,000  Westar Energy, First Mortgage
                 7.875%, 05/01/07 ..................          282,813
                                                      ---------------
                                                            1,698,225
                                                      ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $19,651,946)                        20,036,622
                                                      ---------------


                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------


INVESTMENT COMPANY - 2.97%

      613,991  BlackRock Provident Institutional
                 TempCash Portfolio ................  $       613,991
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $613,991) ...................          613,991
                                                      ---------------
TOTAL INVESTMENTS - 99.73%
   (Cost $20,265,937)* .............................       20,650,613
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 0.27% ...........           56,422
                                                      ---------------
NET ASSETS - 100.00% ...............................  $    20,707,035
                                                      ===============

-----------------------------
  * Aggregate cost for Federal income tax purposes is $20,305,521.

     Gross unrealized appreciation .................  $       415,701
     Gross unrealized depreciation .................          (70,609)
                                                      ---------------
     Net unrealized appreciation ...................  $       345,092
                                                      ===============

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2003, these securities amounted to $4,663,000 or 22.52% of net assets. These securities have been determined by the Adviser to be liquid securities.
(B) Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate will be 0.00% until May 2007 and 10.67% thereafter. Interest rate presented represents annualized yield at time of purchase.
(C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

     MTN   Medium Term Note

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Investment Company ...................................      3%
Corporate Notes and Bonds:
  Baa ................................................      1%
  Ba .................................................     43%
  B ..................................................     44%
  Caa ................................................      7%
  Ca  ................................................      1%
  NR .................................................      1%
                                                        -----
                                                          100%
                                                        =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


A ...........................   5%
BAA .........................   5%
INVESTMENT COMPANIES ........   6%
AAA .........................  59%
AA ..........................  25%

% OF TOTAL NET ASSETS (RATINGS UNAUDITED)


                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               -------

MUNICIPAL SECURITIES - 93.84%

               ALABAMA - 2.35%
$   1,000,000  Birmingham Industrial Water Board,
                 Industrial Water Supply RB,
                 Partially Pre-refunded 01/01/07
                 6.000%, 07/01/07 (A) ..............  $     1,131,190
                                                      ---------------
               ARIZONA - 3.77%
    1,000,000  Phoenix Civic Improvement,
                 Wastewater Systems RB
                 5.250%, 07/01/11
                 Insured: FGIC .....................        1,126,600
               Salt River Project, Agricultural
                 Improvement and Power District
                 Electric System RB,
      210,000    Prerefunded, Series A, ETM
                 5.500%, 01/01/05 ..................          220,277
      240,000    Unrefunded, Series A
                 5.500%, 01/01/05 ..................          251,890
      200,000  Tucson Water RB
                 5.400%, 07/01/05 ..................          213,520
                                                      ---------------
                                                            1,812,287
                                                      ---------------
               COLORADO - 2.37%
    1,000,000  Colorado Department of
                 Transportation RB, Federal
                 Highway Grant Anticipation
                 Notes, Series A
                 5.500%, 06/15/12
                 Insured: MBIA .....................        1,137,980
                                                      ---------------
               DELAWARE - 2.26%
    1,000,000  State of Delaware, Series A, GO
                 5.000%, 07/01/06 ..................        1,087,210
                                                      ---------------
               DISTRICT OF COLUMBIA - 1.48%
      640,000  District of Columbia RB,
                 Smithsonian Institute, Series A
                 5.375%, 11/01/15 ..................          710,438
                                                      ---------------

                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               -------

               FLORIDA - 1.57%
$     750,000  Palm Beach County,
                 Health Facilities Authority RB
                 Abbey DelRay South Project
                 5.500%, 10/01/11 (A) ..............  $       754,297
                                                      ---------------
               GEORGIA - 2.31%
      500,000  Cartersville Development Authority
                 Water & Wastewater
                 Facilities RB, Series A,
                 Ansheuser-Busch Cos., AMT
                 7.375%, 05/01/09 ..................          601,805
               State of Georgia, GO
      250,000    Series A,
                 6.100%, 03/01/05 ..................          266,187
      200,000    Series D,
                  6.700%, 08/01/09 .................          241,548
                                                      ---------------
                                                            1,109,540
                                                      ---------------
               IDAHO - 2.60%
    1,000,000  Idaho Health Facilities Authority
                 RB, IHC Hospitals, ETM
                 6.650%, 02/15/21 (A) ..............        1,246,970
                                                      ---------------
               ILLINOIS - 13.41%
      500,000  Chicago Board of Education,
                 School Reform Board,
                 Series A, GO
                 5.250%, 12/01/21
                 Insured: FGIC .....................          544,085
      250,000  Chicago Public Building
                 Commission RB, School
                 Reform Board, Series B
                 5.250%, 12/01/18
                 Insured: FGIC .....................          277,902
      375,000  DuPage County, Jail Project, GO
                 5.600%, 01/01/21 ..................          421,039
    1,000,000  Illinois Development Finance
                 Authority RB,
                 Lincoln Way Community
                 5.700%, 01/01/18
                 Insured: FGIC .....................        1,154,150
    1,635,000  Illinois Health Facilities Authority
                 RB,  Loyola University, Series A
                 Prerefunded 07/01/07
                 5.000%, 07/01/24
                 Insured: MBIA .....................        1,826,540
    1,000,000  Lake County Township High School
                 District No. 113,
                 Highland Park, GO
                 8.800%, 12/01/09 ..................        1,326,950
      785,000  University of Illinois RB, Auxiliary
                 Facilities Systems, Series B
                 5.500%, 04/01/17
                 Insured: FGIC .....................          893,958
                                                      ---------------
                                                            6,444,624
                                                      ---------------
               INDIANA - 1.73%
      700,000  Indianapolis Public
                 Improvement RB, Series B
                 6.000%, 01/10/20 ..................          829,521
                                                      ---------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               -------

               KANSAS - 4.74%
$   1,000,000  Burlington Environmental
                 Improvement RB,
                 Kansas City Power & Light Project
                 Series B
                 Mandatory Put 10/01/07
                 4.750%, 09/01/15 ..................  $     1,065,920
    1,020,000  Butler & Sedgwick Counties,
                 Unified School District No. 385
                 Andover, GO
                 6.000%, 09/01/14
                 Insured: FSA ......................        1,210,546
                                                      ---------------
                                                            2,276,466
                                                      ---------------
               MARYLAND - 1.17%
      500,000  Washington Suburban San District
                 General Construction, Second
                 Series, GO
                 5.000%, 06/01/09 ..................          560,765
                                                      ---------------
               MASSACHUSETTS - 5.56%
      500,000  Massachusetts State Construction
                 Lien, Series C, GO
                 5.250%, 08/01/17 ..................          549,405
    1,000,000  Massachusetts State Grant
                 Anticipation RB, Federal Highway
                 Grant Anticipation Notes, Series A
                 5.250%, 12/15/08 ..................        1,124,000
    1,000,000  Massachusetts State Housing
                 Finance Agency
                 RB, Insured Construction Loan
                 Series A, AMT
                 1.950%, 12/01/05 (B)
                 Insured: FSA ......................        1,000,350
                                                      ---------------
                                                            2,673,755
                                                      ---------------
               MICHIGAN - 0.96%
      400,000  Michigan Municipal Bond Authority
                 RB, Refunding, Drinking Water
                 Revenue Fund
                 5.500%, 10/01/16 ..................          460,448
                                                      ---------------
               MISSISSIPPI - 3.78%
    1,250,000  Mississippi State, GO, Capital
                 Improvement
                 5.500%, 11/01/07 ..................        1,409,763
      350,000  State of Mississippi,
                 Capital Improvements Issue,
                 Series I, GO
                 5.750%, 11/01/09 (A) ..............          405,727
                                                      ---------------
                                                            1,815,490
                                                      ---------------
               NEBRASKA - 1.16%
      500,000  Omaha Public Power District
                 Electric RB, Series C
                 5.400%, 02/01/08 ..................          559,665
                                                      ---------------
               NEVADA - 0.78%
      350,000  Clark County, Nevada
                 School District, GO,
                 Pre-refunded 12/15/04
                 6.400%, 06/15/06
                 Insured: FGIC .....................          374,168
                                                      ---------------

                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               -------

               NEW HAMPSHIRE - 0.19%
$      85,000  New Hampshire State Housing
                 Financial Authority Single
                 Family RB, Series B, AMT
                 4.850%, 07/01/08 ..................  $        89,887
                                                      ---------------
               NEW YORK - 1.12%
      500,000  New York, GO
                 Series A
                 6.000%, 08/01/05 ..................          537,475
                                                      ---------------
               OHIO - 5.69%
    1,000,000  Montgomery County Hospital RB
                 Kettering Medical Center
                 6.000%, 04/01/08 ..................        1,084,630
    1,500,000  Ohio State Water Development
                 Authority RB
                 5.000%, 12/01/06 ..................        1,647,075
                                                      ---------------
                                                            2,731,705
                                                      ---------------
               OKLAHOMA - 6.34%
               Oklahoma City, GO
    1,000,000    5.500%, 07/01/11 ..................        1,140,450
      240,000    5.550%, 08/01/11 ..................          274,838
      500,000  Oklahoma Housing Development
                 Authority RB, Obligation Lease
                 Purchase Program, Series A
                 5.100%, 11/01/05 ..................          526,965
    1,000,000  Tulsa Industrial Authority RB
                 St. John's Medical Center
                 Project, Pre-refunded 02/15/06
                 6.250%, 02/15/17 ..................        1,104,760
                                                      ---------------
                                                            3,047,013
                                                      ---------------
               RHODE ISLAND - 2.68%
    1,175,000  Rhode Island State and Providence
                 Plantations, Consolidated Capital
                 Development Loan, Series B, GO
                 5.000%, 11/01/06
                 Insured: FGIC .....................        1,288,611
                                                      ---------------
               SOUTH CAROLINA - 0.60%
      285,000  Anderson County School District
                 No. 002, Series B, GO
                 7.125%, 03/01/04 ..................          290,595
                                                      ---------------
               TENNESSEE - 2.28%
    1,000,000  State of Tennessee, Series A, GO
                 5.000%, 05/01/13 ..................        1,097,100
                                                      ---------------
               TEXAS - 9.16%
      480,000  Frisco Independent
                 School District, GO
                 7.000%, 08/15/10
                 Insured: PSF ......................          590,318
      200,000  Humble Independent
                 School District Refunding
                 Series II, GO
                 5.500%, 02/15/10
                 Insured: PSF ......................          227,182
      550,000  Plano Independent
                 School District, GO
                 5.000%, 02/15/09
                 Insured: PSF ......................          609,818


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               -------

               TEXAS (CONTINUED)
$   1,250,000  Port of Houston Authority, Harris
                 County Airport Improvement
                 Series B, GO, AMT
                 5.250%, 10/01/11
                 Insured: FGIC .....................  $     1,388,950
      210,000  Tarrant County Health
                 Facilities Development
                 Health System RB, Series A
                 5.500%, 02/15/05
                 Insured: MBIA .....................          220,834
      500,000  Texas Municipal Power
                 Agency RB, Series E
                 5.500%, 09/01/10
                 Insured: MBIA .....................          572,265
      715,000  Texas State Turnpike Authority
                 Central Texas Turnpike System RB
                 BAN, Second Tier
                 5.000%, 06/01/08 ..................          790,790
                                                      ---------------
                                                            4,400,157
                                                      ---------------
               UTAH - 2.26%
      300,000  Intermountain Power Agency
                 Power Supply RB, Series E
                 6.250%, 07/01/07
                 Insured: FSA ......................          343,578
      350,000  Tooele County Hazardous
                 Waste Treatment RB,
                 Union Pacific Project, AMT
                 5.700%, 11/01/26 ..................          346,020
      350,000  Utah State Building Ownership
                 Authority Lease RB,
                 Series A, State Facilities Master
                 Lease PG-C
                 5.500%, 05/15/11
                 Insured: FSA ......................          397,954
                                                      ---------------
                                                            1,087,552
                                                      ---------------
               VIRGINIA - 2.88%
    1,000,000  Virginia Commonwealth Transportation
                 Board RB, Federal Highway
                 Reimbursement
                 5.000%, 10/01/08 ..................        1,119,130
      250,000  Virginia State Housing Development
                 RB Authority,  Commonwealth
                 Mortgage, Series H, Sub-Series H2
                 4.750%, 07/01/07 ..................          263,258
                                                      ---------------
                                                            1,382,388
                                                      ---------------
               WASHINGTON - 2.04%
      500,000  Port of Seattle Special Facilities RB
                 Seattle-Tacoma Fuel Facilities
                 5.000%, 06/01/11
                 Insured: MBIA .....................          540,515
      400,000  Thurston County, GO
                 Tumwater School District  No. 033
                 5.000%, 12/01/13
                 Insured: FSA ......................          440,552
                                                      ---------------
                                                              981,067
                                                      ---------------

                                                          MARKET
  PAR VALUE                                               VALUE
  ---------                                               -------

               WISCONSIN - 6.60%
$   1,500,000  Eau Claire Wisconsin Area School
                 District, GO
                 5.000%, 04/01/08
                 Insured: FGIC .....................  $     1,660,110
    1,345,000  State of Wisconsin, Series 3, GO
                 5.300%, 11/01/12
                 Insured: MBIA-IBC .................        1,511,242
                                                      ---------------
                                                            3,171,352
                                                      ---------------
               TOTAL MUNICIPAL SECURITIES
                 (Cost $42,489,236) ................       45,089,716
                                                      ---------------
 SHARES
-------

INVESTMENT COMPANIES - 6.10%

    2,436,508  Blackrock Provident Institutional
                 MuniCash Portfolio (C) ............        2,436,508
      493,958  Blackrock Provident Institutional
                 MuniFund Portfolio ................          493,958
                                                      ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $2,930,466) .................        2,930,466
                                                      ---------------
TOTAL INVESTMENTS - 99.94%
   (Cost $45,419,702)* .............................       48,020,182
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 0.06% ...........           26,925
                                                      ---------------
NET ASSETS - 100.00% ...............................  $    48,047,107
                                                      ===============

------------------------------
  * Aggregate cost for Federal income tax purposes is $45,419,702.

     Gross unrealized appreciation ........   $     2,643,165
     Gross unrealized depreciation ........           (42,685)
                                              ---------------
     Net unrealized appreciation ..........   $     2,600,480
                                              ===============

(A) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(B)  Security purchased on a when-issued or delayed delivery basis.
(C) Assets segregated as collateral for when-issued or delayed delivery purchase commitment.

     AMT Alternative Minimum Tax
     BAN Bond Anticipation Note
     ETM Escrowed to Maturity
    FGIC Financial Guaranty Insurance Co.
     FSA Financial Security Assurance, Inc.
      GO General Obligation
     IBC Insured Bond Certificate
    MBIA MBIA Insurance Corporation
     PSF Permanent School Fund
      RB Revenue Bond

    PORTFOLIO COMPOSITION (MOODY'S RATINGS) (UNAUDITED)
Investment Companies .................................      3%
Municipal Securities:
  Aaa ................................................     56%
  Aa .................................................     31%
  A ..................................................      5%
  Baa ................................................      3%
  Bbb ................................................      2%
                                                        -----
                                                          100%
                                                        =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

INVESTOR MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


CASH AND OTHER NET ASSETS ............  4%
CERTIFICATES OF DEPOSIT .............. 22%
COMMERCIAL PAPER ..................... 45%
U.S. GOVERNMENT AGENCY OBLIGATIONS ... 29%

% OF TOTAL NET ASSETS

                                                           MARKET
  PAR VALUE                                                VALUE
  ---------                                                ------

COMMERCIAL PAPER (A) - 45.15%

               ASSET-BACKED (B) - 16.04%
$  10,000,000  Falcon Asset Securitization
                 1.050%, 12/03/03 ..................  $     9,990,667
    3,000,000  Fountain Square Commercial
                 Funding
                 1.070%, 11/25/03 ..................        2,997,860
   10,000,000  Galaxy Funding
                 1.050%, 11/20/03 ..................        9,994,458
    5,000,000  Greenwich Funding
                 1.050%, 11/13/03 ..................        4,998,250
   10,000,000  Yorktown Capital
                 1.050%, 11/21/03 ..................        9,994,167
                                                      ---------------
                                                           37,975,402
                                                      ---------------
               BANKS - 11.39%
    5,000,000  ANZ (DE)
                 1.020%, 12/11/03 ..................        4,994,334
    7,000,000  CDC IXIS Capital Markets
                 1.040%, 12/16/03 ..................        6,990,900
   10,000,000  Citicorp
                 1.050%, 11/05/03 ..................        9,998,833
    5,000,000  Danske Bank (NY)
                 1.030%, 01/12/04 ..................        4,989,700
                                                      ---------------
                                                           26,973,767
                                                      ---------------
               FINANCIAL SERVICES - 14.77%
   10,000,000  Bear Stearns
                 1.050%, 11/04/03 ..................        9,999,125
    7,000,000  General Electric Capital
                 1.050%, 12/08/03 ..................        6,992,446
    7,000,000  Morgan Stanley
                 1.060%, 11/06/03 ..................        6,998,969
   11,000,000  Transamerica Finance
                 1.050%, 11/14/03 ..................       10,995,829
                                                      ---------------
                                                           34,986,369
                                                      ---------------

                                                           MARKET
  PAR VALUE                                                VALUE
  ---------                                                ------

               INSURANCE - 2.95%
$   2,000,000  ING (US) Funding
                 1.200%, 07/06/04 ..................  $     1,983,466
    5,000,000  Prudential Funding
                 1.050%, 11/24/03 ..................        4,996,646
                                                      ---------------
                                                            6,980,112
                                                      ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $106,915,650) ...............      106,915,650
                                                      ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.52%

               FEDERAL HOME LOAN BANK - 1.69%
    4,000,000    3.125%, 11/14/03 ..................        4,002,637
                                                      ---------------
               FEDERAL HOME LOAN MORTGAGE (A) - 13.90%
   13,000,000    1.020%, 11/26/03 ..................       12,990,792
    5,000,000    1.070%, 01/15/04 ..................        4,988,854
   10,000,000    1.060%, 02/04/04 ..................        9,972,028
    2,000,000    1.180%, 05/06/04 ..................        1,987,741
    3,000,000    1.200%, 09/09/04 ..................        2,968,700
                                                      ---------------
                                                           32,908,115
                                                      ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 13.93%
   10,000,000    1.070%, 11/12/03 (A) ..............        9,996,730
   10,000,000    1.020%, 12/04/03 (A) ..............        9,990,650
    5,000,000    5.125%, 02/13/04 ..................        5,055,343
    5,000,000    1.060%, 02/18/04 (A) ..............        4,983,953
    3,000,000    1.200%, 08/20/04 (A) ..............        2,970,700
                                                      ---------------
                                                           32,997,376
                                                      ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $69,908,128) ................       69,908,128
                                                      ---------------

CERTIFICATES OF DEPOSIT - 21.54%

               BANKS - 21.54%
    3,000,000  Bank of New York
                 1.270%, 04/28/04 ..................        3,002,912
    6,000,000  Bank of Scotland (NY)
                 1.030%, 12/19/03 ..................        5,999,588
    5,000,000  Barclays Bank (NY)
                 1.240%, 11/03/03 ..................        5,000,000
    2,000,000  BNP Paribas (NY)
                 1.390%, 08/27/04 ..................        2,003,100
               First Tennessee National
    5,000,000    1.070%, 12/10/03 ..................        5,000,000
    3,000,000    1.080%, 01/12/04 ..................        3,000,000
    5,000,000  Fortis Bank (NY)
                 1.205%, 05/14/04 ..................        5,000,134
    3,000,000  Landesbank Baden-Wuerttemberg
                 (NY)
                 1.030%, 11/06/03 ..................        3,000,004
    5,000,000  Regions Bank
                 1.150%, 03/02/04 ..................        5,000,000
    5,000,000  Royal Bank of Scotland (NY)
                 1.230%, 12/05/03 ..................        5,000,371
    3,000,000  Svenska Handelsbanken (NY)
                 1.260%, 06/29/04 ..................        3,000,199
               West Deutsche Landesbank (NY)
    3,000,000    1.040%, 12/18/03 ..................        3,000,000
    3,000,000    1.220%, 05/25/04 ..................        3,000,170
                                                      ---------------
                                                           51,006,478
                                                      ---------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $51,006,478) ................       51,006,478
                                                      ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        ABN AMRO FUNDS
----------------------

                                                                OCTOBER 31, 2003

INVESTOR MONEY MARKET FUND

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 SHARES                                                   VALUE
-------                                                  -------

INVESTMENT COMPANY - 3.71%

    8,794,483  BlackRock Provident Institutional
                 TempFund Portfolio ................  $     8,794,483
                                                      ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $8,794,483) .................        8,794,483
                                                      ---------------
TOTAL INVESTMENTS - 99.92%
   (Cost $236,624,739)* ............................      236,624,739
                                                      ---------------
NET OTHER ASSETS AND LIABILITIES - 0.08% ...........          186,627
                                                      ---------------
NET ASSETS - 100.00% ...............................  $   236,811,366
                                                      ===============

------------------------
* At October 31, 2003, cost is identical for book and Federal income tax purposes.

(A)  Annualized yield at the time of purchase.
(B) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2003, these securities amounted to $37,975,402 or 16.04% of net assets. These securities have been determined by the Adviser to be liquid securities.

     (DE)  Delaware
     (NY)  New York


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------

                                                                OCTOBER 31, 2003

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                                   MONTAG
                                                                                 GROWTH          & CALDWELL        TAMRO LARGE
                                                                                  FUND           GROWTH FUND     CAP VALUE FUND
                                                                            ---------------   ----------------  ----------------
ASSETS:
Investments:
        Investments at cost ..............................................  $ 1,001,605,938   $  2,797,871,670  $      8,262,085
        Net unrealized appreciation ......................................      150,900,397        259,702,337           819,419
                                                                            ---------------   ----------------  ----------------
          Total investments at value .....................................    1,152,506,335      3,057,574,007         9,081,504
Cash .....................................................................               --                 --                --
Receivables:
        Dividends and interest ...........................................          351,228          4,529,485            12,758
        Dividend reclaims ................................................               --                 --                --
        Fund shares sold .................................................        2,151,650         16,722,400             8,092
        Investments sold .................................................               --         48,699,379           106,553
        Due from Adviser, net (Note F) ...................................               --                 --               428
Other assets .............................................................            4,354             11,279                45
                                                                            ---------------   ----------------  ----------------
          Total assets ...................................................    1,155,013,567      3,127,536,550         9,209,380
                                                                            ---------------   ----------------  ----------------
LIABILITIES:
Payables:
        Investments purchased ............................................               --                 --           293,586
        Fund shares redeemed .............................................        2,549,649          5,981,370            14,202
        Due to Adviser, net (Note F) .....................................          663,519          1,699,826                --
        Administration fee (Note F) ......................................           49,842            135,833             1,241
        Distribution fees (Note F) .......................................           29,873             32,989               298
        Shareholder service fees (Note F) ................................               27                 --                --
        Trustees fees (Note F) ...........................................           12,284             33,934                87
Accrued expenses and other payables ......................................          234,681            554,959            13,066
                                                                            ---------------   ----------------  ----------------
          Total liabilities ..............................................        3,539,875          8,438,911           322,480
                                                                            ---------------   ----------------  ----------------
NET ASSETS ...............................................................  $ 1,151,473,692   $  3,119,097,639  $      8,886,900
                                                                            ===============   ================  ================
NET ASSETS CONSIST OF:
    Paid in capital ......................................................  $ 1,070,455,236   $  3,351,070,744  $      9,524,816
    Accumulated undistributed net investment income (loss) ...............               --          1,493,636             6,165
    Accumulated net realized gain (loss) on investments ..................      (69,881,941)      (493,169,078)       (1,463,500)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency ........................      150,900,397        259,702,337           819,419
                                                                            ---------------   ----------------  ----------------
        TOTAL NET ASSETS .................................................  $ 1,151,473,692   $  3,119,097,639  $      8,886,900
                                                                            ===============   ================  ================
CLASS N:
    Net Assets ...........................................................  $   878,723,990   $    967,299,520  $      8,886,900
    Shares of beneficial interest outstanding ............................       41,572,279         46,637,499           865,259
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $         21.14   $          20.74  $          10.27
                                                                            ===============   ================  ================
CLASS I:
    Net Assets ...........................................................  $   272,497,038   $  2,151,686,919  $             --
    Shares of beneficial interest outstanding ............................       12,774,034        103,267,736                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $         21.33   $          20.84  $             --
                                                                            ===============   ================  ================
CLASS C:
    Net assets ...........................................................  $       135,834   $             --  $             --
    Shares of beneficial interest outstanding ............................            6,470                 --                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $         20.99               $ --  $             --
                                                                            ===============   ================  ================
CLASS R:
    Net assets ...........................................................  $       116,830   $        111,200  $             --
    Shares of beneficial interest outstanding ............................            5,540              5,373                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $         21.09   $          20.69  $             --
                                                                            ===============   ================  ================


                                                                                  VALUE        VEREDUS SELECT        MID CAP
                                                                                  FUND           GROWTH FUND           FUND
                                                                            ----------------  ----------------   ---------------
ASSETS:
Investments:
        Investments at cost ..............................................  $    181,291,746  $      1,830,966   $   162,414,889
        Net unrealized appreciation ......................................        14,233,308           151,961        31,080,542
                                                                            ----------------  ----------------   ---------------
          Total investments at value .....................................       195,525,054         1,982,927       193,495,431
Cash .....................................................................                --                --                --
Receivables:
        Dividends and interest ...........................................           354,288               532            76,838
        Dividend reclaims ................................................             1,453                --                --
        Fund shares sold .................................................           169,715                --           873,578
        Investments sold .................................................           139,766            71,825            67,911
        Due from Adviser, net (Note F) ...................................                --               677                --
Other assets .............................................................               609                11               543
                                                                            ----------------  ----------------   ---------------
          Total assets ...................................................       196,190,885         2,055,972       194,514,301
                                                                            ----------------  ----------------   ---------------
LIABILITIES:
Payables:
        Investments purchased ............................................           190,427                --           839,853
        Fund shares redeemed .............................................                --            40,020         2,230,009
        Due to Adviser, net (Note F) .....................................            93,302                --           129,062
        Administration fee (Note F) ......................................            10,162               607             8,983
        Distribution fees (Note F) .......................................             6,633                69             6,484
        Shareholder service fees (Note F) ................................                --                --             2,144
        Trustees fees (Note F) ...........................................             2,152                21                --
Accrued expenses and other payables ......................................            35,677             9,576            77,296
                                                                            ----------------  ----------------   ---------------
          Total liabilities ..............................................           338,353            50,293         3,293,831
                                                                            ----------------  ----------------   ---------------
NET ASSETS ...............................................................  $    195,852,532  $      2,005,679   $   191,220,470
                                                                            ================  ================   ===============
NET ASSETS CONSIST OF:
    Paid in capital ......................................................  $    202,939,968  $      2,342,392   $   160,265,460
    Accumulated undistributed net investment income (loss) ...............           200,478                --                --
    Accumulated net realized gain (loss) on investments ..................       (21,521,222)         (488,674)         (125,532)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency ........................        14,233,308           151,961        31,080,542
                                                                            ----------------  ----------------   ---------------
        TOTAL NET ASSETS .................................................  $    195,852,532  $      2,005,679   $   191,220,470
                                                                            ================  ================   ===============
CLASS N:
    Net Assets ...........................................................  $    195,852,532  $      2,005,679   $   191,220,470
    Shares of beneficial interest outstanding ............................        20,281,033           215,012         9,478,050
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $           9.66  $           9.33   $         20.18
                                                                            ================  ================   ===============
CLASS I:
    Net Assets ...........................................................  $             --  $             --   $            --
    Shares of beneficial interest outstanding ............................                --                --                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $             --  $             --   $            --
                                                                            ================  ================   ===============
CLASS C:
    Net assets ...........................................................  $             --  $             --   $            --
    Shares of beneficial interest outstanding ............................                --                --                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $             --  $             --   $            --
                                                                            ================  ================   ===============
CLASS R:
    Net assets ...........................................................  $             --  $             --   $            --
    Shares of beneficial interest outstanding ............................                --                --                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $             --  $             --   $            --
                                                                            ================  ================   ===============



                                                                                                   VEREDUS
                                                                               TAMRO SMALL       AGGRESSIVE         REAL ESTATE
                                                                                CAP FUND         GROWTH FUND           FUND
                                                                            ----------------  ----------------   ---------------
ASSETS:
Investments:
        Investments at cost ..............................................  $     50,857,667  $    424,570,216   $    39,658,256
        Net unrealized appreciation ......................................         9,770,484        97,168,051         7,734,500
                                                                            ----------------  ----------------   ---------------
          Total investments at value .....................................        60,628,151       521,738,267        47,392,756
Cash .....................................................................                --                --                --
Receivables:
        Dividends and interest ...........................................            22,834            23,219           157,446
        Dividend reclaims ................................................                --                --                --
        Fund shares sold .................................................           100,393         3,054,707           339,024
        Investments sold .................................................           285,664         6,356,799                --
        Due from Adviser, net (Note F) ...................................                --                --                --
Other assets .............................................................               228             1,803               110
                                                                            ----------------  ----------------   ---------------
          Total assets ...................................................        61,037,270       531,174,795        47,889,336
                                                                            ----------------  ----------------   ---------------
LIABILITIES:
Payables:
        Investments purchased ............................................                --         8,040,630                --
        Fund shares redeemed .............................................            29,626           602,423            53,239
        Due to Adviser, net (Note F) .....................................            39,993           425,478            35,353
        Administration fee (Note F) ......................................             3,589            23,242             2,695
        Distribution fees (Note F) .......................................             2,049            15,029             1,614
        Shareholder service fees (Note F) ................................                --                --                --
        Trustees fees (Note F) ...........................................               658             5,516               541
Accrued expenses and other payables ......................................            29,076           195,397            18,791
                                                                            ----------------  ----------------   ---------------
          Total liabilities ..............................................           104,991         9,307,715           112,233
                                                                            ----------------  ----------------   ---------------
NET ASSETS ...............................................................  $     60,932,279  $    521,867,080   $    47,777,103
                                                                            ================  ================   ===============
NET ASSETS CONSIST OF:
    Paid in capital ......................................................  $     42,113,137  $    606,924,963   $    39,153,391
    Accumulated undistributed net investment income (loss) ...............            26,970            (1,670)          239,844
    Accumulated net realized gain (loss) on investments ..................         9,021,688      (182,224,264)          649,396
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency ........................         9,770,484        97,168,051         7,734,472
                                                                            ----------------  ----------------   ---------------
        TOTAL NET ASSETS .................................................  $     60,932,279  $    521,867,080   $    47,777,103
                                                                            ================  ================   ===============
CLASS N:
    Net Assets ...........................................................  $     60,932,279  $    444,207,447   $    47,777,103
    Shares of beneficial interest outstanding ............................         3,869,070        29,141,378         4,147,509
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $          15.75  $          15.24   $         11.52
                                                                            ================  ================   ===============
CLASS I:
    Net Assets ...........................................................  $             --  $     77,659,633   $            --
    Shares of beneficial interest outstanding ............................                --         5,064,606                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $             --  $          15.33   $            --
                                                                            ================  ================   ===============
CLASS C:
    Net assets ...........................................................  $             --  $             --   $            --
    Shares of beneficial interest outstanding ............................                --                --                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $             --  $             --   $            --
                                                                            ================  ================   ===============
CLASS R:
    Net assets ...........................................................  $             --  $             --   $            --
    Shares of beneficial interest outstanding ............................                --                --                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $             --  $             --   $            --
                                                                            ================  ================   ===============



                                                                                 VEREDUS
                                                                              SCITECH FUND
                                                                            ---------------
ASSETS:
Investments:
        Investments at cost ..............................................  $     3,605,757
        Net unrealized appreciation ......................................          357,177
                                                                            ---------------
          Total investments at value .....................................        3,962,934
Cash .....................................................................          242,029
Receivables:
        Dividends and interest ...........................................              722
        Dividend reclaims ................................................               --
        Fund shares sold .................................................          117,896
        Investments sold .................................................          231,185
        Due from Adviser, net (Note F) ...................................              450
Other assets .............................................................                6
                                                                            ---------------
          Total assets ...................................................        4,555,222
                                                                            ---------------
LIABILITIES:
Payables:
        Investments purchased ............................................          220,561
        Fund shares redeemed .............................................            5,917
        Due to Adviser, net (Note F) .....................................               --
        Administration fee (Note F) ......................................              901
        Distribution fees (Note F) .......................................              144
        Shareholder service fees (Note F) ................................               --
        Trustees fees (Note F) ...........................................               44
Accrued expenses and other payables ......................................           14,074
                                                                            ---------------
          Total liabilities ..............................................          241,641
                                                                            ---------------
NET ASSETS ...............................................................  $     4,313,581
                                                                            ===============
NET ASSETS CONSIST OF:
    Paid in capital ......................................................  $     5,544,134
    Accumulated undistributed net investment income (loss) ...............               --
    Accumulated net realized gain (loss) on investments ..................       (1,587,730)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency ........................          357,177
                                                                            ---------------
        TOTAL NET ASSETS .................................................  $     4,313,581
                                                                            ===============
CLASS N:
    Net Assets ...........................................................  $     4,313,581
    Shares of beneficial interest outstanding ............................          600,726
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $          7.18
                                                                            ===============
CLASS I:
    Net Assets ...........................................................  $            --
    Shares of beneficial interest outstanding ............................               --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $            --
                                                                            ===============
CLASS C:
    Net assets ...........................................................  $            --
    Shares of beneficial interest outstanding ............................               --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $            --
                                                                            ===============
CLASS R:
    Net assets ...........................................................  $            --
    Shares of beneficial interest outstanding ............................               --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $            --
                                                                            ===============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66,67

         ABN AMRO FUNDS
------------------------

                                                                OCTOBER 31, 2003

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
--------------------------------------------------------------------------------


                                                                               EQUITY PLUS      SELECT SMALL        BALANCED
                                                                                  FUND            CAP FUND            FUND
                                                                            ---------------   ----------------  ----------------
ASSETS:
Investments:
        Investments at cost ..............................................  $    62,352,396   $     21,469,757  $    277,115,157
        Net unrealized appreciation ......................................       19,945,894          4,447,689        43,189,426
                                                                            ---------------   ----------------  ----------------
          Total investments at value .....................................       82,298,290         25,917,446       320,304,583
Cash .....................................................................               --                 --                --
Receivables:
        Dividends and interest ...........................................          129,142              8,346         1,209,142
        Dividend reclaims ................................................               --                 --                --
        Fund shares sold .................................................           10,000              6,148           698,332
        Investments and foreign currency sold ............................               --            636,730            96,194
Other assets .............................................................           11,601              1,214             1,529
                                                                            ---------------   ----------------  ----------------
          Total assets ...................................................       82,449,033         26,569,884       322,309,780
                                                                            ---------------   ----------------  ----------------

LIABILITIES:
Unrealized depreciation on foreign currency contracts ....................               --                 --                --
Payables:
        Dividend distribution ............................................               --                 --                --
        Investments and foreign currency purchased .......................               --            606,290         1,659,728
        Fund shares redeemed .............................................          136,787             16,800           247,517
        Due to Adviser, net (Note F) .....................................           27,957             10,960           188,254
        Administration fee (Note F) ......................................            5,372              4,545            20,617
        Distribution fees (Note F) .......................................               --                877            10,899
        Shareholder service fees (Note F) ................................               --                 --                --
        Trustees fees (Note F) ...........................................              819                270             3,376
Accrued expenses and other payables ......................................           17,883             13,098            71,629
                                                                            ---------------   ----------------  ----------------
          Total liabilities ..............................................          188,818            652,840         2,202,020
                                                                            ---------------   ----------------  ----------------
NET ASSETS ...............................................................  $    82,260,215   $     25,917,044  $    320,107,760
                                                                            ===============   ================  ================
NET ASSETS CONSIST OF:
    Paid in capital ......................................................  $    50,040,941   $     21,536,326  $    290,061,144
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ......................................          126,789              3,636           458,396
    Accumulated net realized gain (loss) on investments and
       foreign currency transactions .....................................       12,146,591            (70,607)      (13,601,206)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency ........................       19,945,894          4,447,689        43,189,426
                                                                            ---------------   ----------------  ----------------
        TOTAL NET ASSETS .................................................  $    82,260,215   $     25,917,044  $    320,107,760
                                                                            ===============   ================  ================
CLASS N:
    Net Assets ...........................................................  $            --   $     25,917,044  $    320,107,760
    Shares of beneficial interest outstanding ............................               --          2,456,228        28,922,706
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $            --   $          10.55  $          11.07
                                                                            ===============   ================  ================
CLASS I:
    Net Assets ...........................................................  $    82,260,215   $             --  $             --
    Shares of beneficial interest outstanding ............................        6,036,017                 --                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $         13.63   $             --  $             --
                                                                            ===============   ================  ================

                                                                                 MONTAG
                                                                               & CALDWELL       INTERNATIONAL          BOND
                                                                              BALANCED FUND      EQUITY FUND           FUND
                                                                            ----------------  ----------------   ---------------
ASSETS:
Investments:
        Investments at cost ..............................................  $    224,125,770  $      9,514,798   $   500,341,165
        Net unrealized appreciation ......................................        18,767,986           751,815         4,356,770
                                                                            ----------------  ----------------   ---------------
          Total investments at value .....................................       242,893,756        10,266,613       504,697,935
Cash .....................................................................                --             8,051                --
Receivables:
        Dividends and interest ...........................................         1,516,774            21,751         5,457,552
        Dividend reclaims ................................................                --            21,777                --
        Fund shares sold .................................................           906,390               691         1,197,030
        Investments and foreign currency sold ............................         2,421,149           170,866           553,701
Other assets .............................................................             1,095               450             2,957
                                                                            ----------------  ----------------   ---------------
          Total assets ...................................................       247,739,164        10,490,199       511,909,175
                                                                            ----------------  ----------------   ---------------

LIABILITIES:
Unrealized depreciation on foreign currency contracts ....................                --               505                --
Payables:
        Dividend distribution ............................................                --                --         1,026,367
        Investments and foreign currency purchased .......................                --           216,537         7,041,271
        Fund shares redeemed .............................................           800,353             1,817         1,140,860
        Due to Adviser, net (Note F) .....................................           157,120             1,258           158,909
        Administration fee (Note F) ......................................            12,601             4,034            28,495
        Distribution fees (Note F) .......................................             3,623               354             6,953
        Shareholder service fees (Note F) ................................                --                --                --
        Trustees fees (Note F) ...........................................             2,662               107             5,331
Accrued expenses and other payables ......................................            62,548            21,266           117,379
                                                                            ----------------  ----------------   ---------------
          Total liabilities ..............................................         1,038,907           245,878         9,525,565
                                                                            ----------------  ----------------   ---------------
NET ASSETS ...............................................................  $    246,700,257  $     10,244,321   $   502,383,610
                                                                            ================  ================   ===============
NET ASSETS CONSIST OF:
    Paid in capital ......................................................  $    267,038,847  $     39,305,303   $   501,013,259
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ......................................           (11,211)           12,724            36,138
    Accumulated net realized gain (loss) on investments and
       foreign currency transactions .....................................       (39,095,365)      (29,828,462)       (3,022,557)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency ........................        18,767,986           754,756         4,356,770
                                                                            ----------------  ----------------   ---------------
        TOTAL NET ASSETS .................................................  $    246,700,257  $     10,244,321   $   502,383,610
                                                                            ================  ================   ===============
CLASS N:
    Net Assets ...........................................................  $    105,669,280  $     10,244,321   $   202,021,051
    Shares of beneficial interest outstanding ............................         6,785,570           942,750        20,069,702
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $          15.57  $          10.87   $         10.07
                                                                            ================  ================   ===============
CLASS I:
    Net Assets ...........................................................  $    141,030,977  $             --   $   300,362,559
    Shares of beneficial interest outstanding ............................         9,055,558                --        29,840,302
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $          15.57  $             --   $         10.07
                                                                            ================  ================   ===============

                                                                               INVESTMENT
                                                                               GRADE BOND        HIGH YIELD          MUNICIPAL
                                                                                  FUND            BOND FUND          BOND FUND
                                                                            ----------------  ----------------   ---------------
ASSETS:
Investments:
        Investments at cost ..............................................  $     51,646,115  $     20,265,937   $    45,419,702
        Net unrealized appreciation ......................................           404,318           384,676         2,600,480
                                                                            ----------------  ----------------   ---------------
          Total investments at value .....................................        52,050,433        20,650,613        48,020,182
Cash .....................................................................                --                --                --
Receivables:
        Dividends and interest ...........................................           416,034           444,140           662,486
        Dividend reclaims ................................................                --                --                --
        Fund shares sold .................................................               208           110,000           489,174
        Investments and foreign currency sold ............................                --           296,333                --
Other assets .............................................................             3,510                --               286
                                                                            ----------------  ----------------   ---------------
          Total assets ...................................................        52,470,185        21,501,086        49,172,128
                                                                            ----------------  ----------------   ---------------

LIABILITIES:
Unrealized depreciation on foreign currency contracts ....................                --                --                --
Payables:
        Dividend distribution ............................................           155,402           122,011            81,597
        Investments and foreign currency purchased .......................         3,245,203           652,536         1,000,000
        Fund shares redeemed .............................................                40                 3             3,988
        Due to Adviser, net (Note F) .....................................            14,818                --             9,502
        Administration fee (Note F) ......................................             5,833             4,967             4,697
        Distribution fees (Note F) .......................................                 8               354                --
        Shareholder service fees (Note F) ................................                --                --               484
        Trustees fees (Note F) ...........................................               526               249                --
Accrued expenses and other payables ......................................            18,584            13,931            24,753
                                                                            ----------------  ----------------   ---------------
          Total liabilities ..............................................         3,440,414           794,051         1,125,021
                                                                            ----------------  ----------------   ---------------
NET ASSETS ...............................................................  $     49,029,771  $     20,707,035   $    48,047,107
                                                                            ================  ================   ===============
NET ASSETS CONSIST OF:
    Paid in capital ......................................................  $     47,367,511  $     20,395,734   $    44,757,932
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ......................................          (147,864)          (32,365)               --
    Accumulated net realized gain (loss) on investments and
       foreign currency transactions .....................................         1,405,806           (41,010)          688,695
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency ........................           404,318           384,676         2,600,480
                                                                            ----------------  ----------------   ---------------
        TOTAL NET ASSETS .................................................  $     49,029,771  $     20,707,035   $    48,047,107
                                                                            ================  ================   ===============
CLASS N:
    Net Assets ...........................................................  $        256,794  $     10,424,663   $    48,047,107
    Shares of beneficial interest outstanding ............................            26,156         1,026,602         4,513,047
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $           9.82  $          10.15   $         10.65
                                                                            ================  ================   ===============
CLASS I:
    Net Assets ...........................................................  $     48,772,977  $     10,282,372   $            --
    Shares of beneficial interest outstanding ............................         4,968,366         1,012,682                --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $           9.82  $          10.15   $            --
                                                                            ================  ================   ===============

                                                                                INVESTOR
                                                                              MONEY MARKET
                                                                                  FUND
                                                                            ---------------
ASSETS:
Investments:
        Investments at cost ..............................................  $   236,624,739
        Net unrealized appreciation ......................................               --
                                                                            ---------------
          Total investments at value .....................................      236,624,739
Cash .....................................................................               --
Receivables:
        Dividends and interest ...........................................          300,197
        Dividend reclaims ................................................               --
        Fund shares sold .................................................          223,992
        Investments and foreign currency sold ............................               --
Other assets .............................................................            6,530
                                                                            ---------------
          Total assets ...................................................      237,155,458
                                                                            ---------------

LIABILITIES:
Unrealized depreciation on foreign currency contracts ....................               --
Payables:
        Dividend distribution ............................................          118,072
        Investments and foreign currency purchased .......................               --
        Fund shares redeemed .............................................           56,258
        Due to Adviser, net (Note F) .....................................           96,894
        Administration fee (Note F) ......................................           12,955
        Distribution fees (Note F) .......................................               --
        Shareholder service fees (Note F) ................................               --
        Trustees fees (Note F) ...........................................            2,895
Accrued expenses and other payables ......................................           57,018
                                                                            ---------------
          Total liabilities ..............................................          344,092
                                                                            ---------------
NET ASSETS ...............................................................  $   236,811,366
                                                                            ===============
NET ASSETS CONSIST OF:
    Paid in capital ......................................................  $   236,811,366
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) ......................................               --
    Accumulated net realized gain (loss) on investments and
       foreign currency transactions .....................................               --
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency ........................               --
                                                                            ---------------
        TOTAL NET ASSETS .................................................  $   236,811,366
                                                                            ===============
CLASS N:
    Net Assets ...........................................................  $   236,811,366
    Shares of beneficial interest outstanding ............................      236,811,519
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $          1.00
                                                                            ===============
CLASS I:
    Net Assets ...........................................................  $            --
    Shares of beneficial interest outstanding ............................               --
        NET ASSET VALUE Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................................  $            --
                                                                            ===============


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

68,69

                ABN AMRO FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2003
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                   MONTAG
                                                                                 GROWTH          & CALDWELL        TAMRO LARGE
                                                                                  FUND           GROWTH FUND     CAP VALUE FUND
                                                                            ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends ...........................................................  $     8,973,892   $     34,686,971  $        193,581
     Less: foreign taxes withheld ........................................               --                 --                --
     Interest ............................................................          306,422                 47             9,107
                                                                            ---------------   ----------------  ----------------
      Total investment income ............................................        9,280,314         34,687,018           202,688
                                                                            ---------------   ----------------  ----------------
EXPENSES:
     Investment advisory fees (Note F) ...................................        6,540,117         16,971,751            71,531
     Distribution expenses(a) (Note F) ...................................        1,779,633          2,026,543            22,354
     Shareholder service fees (Note F) ...................................              226            873,269                --
     Transfer agent fees (Note F) ........................................          524,433                 --            26,491
     Administration fees (Note F) ........................................          488,522          1,335,974             7,306
     Registration expenses ...............................................           74,999             89,016            12,589
     Custodian fees ......................................................           59,948            130,568            13,248
     Professional fees ...................................................           60,280            137,106            14,232
     Amortization of organization costs (Note B-10) ......................               --                 --                --
     Reports to shareholder expense ......................................           71,267            242,920             2,267
     Trustees fees (Note F) ..............................................           29,901             81,266               253
     Other expenses ......................................................           88,639            160,541             1,543
                                                                            ---------------   ----------------  ----------------
      Total expenses before waivers ......................................        9,717,965         22,048,954           171,814
                                                                            ---------------   ----------------  ----------------
      Less: Investment advisory fees waived (Note F) .....................               --                 --           (64,517)
      Less: Expenses reimbursed (Note F) .................................               --                 --                --
                                                                            ---------------   ----------------  ----------------
      Net expenses .......................................................        9,717,965         22,048,954           107,297
                                                                            ---------------   ----------------  ----------------
NET INVESTMENT INCOME (LOSS) .............................................         (437,651)        12,638,064            95,391
                                                                            ---------------   ----------------  ----------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............................       (9,815,604)       (77,376,486)          842,557(b)
     Net realized loss on foreign currency transactions                                  --                 --                --
     Net change in unrealized appreciation of investments ................      145,348,289        317,517,283         1,115,771
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency .............               --                 --                --
                                                                            ---------------   ----------------  ----------------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................      135,532,685        240,140,797         1,958,328
                                                                            ---------------   ----------------  ----------------
     NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................  $   135,095,034   $    252,778,861  $      2,053,719
                                                                            ===============   ================  ================

                                                                                                   VEREDUS
                                                                               TAMRO SMALL       AGGRESSIVE         REAL ESTATE
                                                                                CAP FUND         GROWTH FUND           FUND
                                                                            ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends ...........................................................  $        389,602  $      1,963,760   $     1,812,828
     Less: foreign taxes withheld ........................................                --                --            (4,610)
     Interest ............................................................           192,009            78,321             7,261
                                                                            ----------------  ----------------   ---------------
      Total investment income ............................................           581,611         2,042,081         1,815,479
                                                                            ----------------  ----------------   ---------------
EXPENSES:
     Investment advisory fees (Note F) ...................................           425,527         3,884,188           320,725
     Distribution expenses(a) (Note F) ...................................           118,202           823,916            80,181
     Shareholder service fees (Note F) ...................................                --                --                --
     Transfer agent fees (Note F) ........................................            51,574           478,154            26,976
     Administration fees (Note F) ........................................            27,743           205,534            18,449
     Registration expenses ...............................................            16,075            37,789            14,708
     Custodian fees ......................................................            15,069            38,297            16,223
     Professional fees ...................................................            14,921            36,087            16,312
     Amortization of organization costs (Note B-10) ......................                --             3,179               830
     Reports to shareholder expense ......................................             5,715           120,376             4,235
     Trustees fees (Note F) ..............................................             1,544            12,483             1,088
     Other expenses ......................................................             6,662             6,976               524
                                                                            ----------------  ----------------   ---------------
      Total expenses before waivers ......................................           683,032         5,646,979           500,251
                                                                            ----------------  ----------------   ---------------
      Less: Investment advisory fees waived (Note F) .....................           (68,383)         (159,922)          (60,858)
      Less: Expenses reimbursed (Note F) .................................                --                --                --
                                                                            ----------------  ----------------   ---------------
      Net expenses .......................................................           614,649         5,487,057           439,393
                                                                            ----------------  ----------------   ---------------
NET INVESTMENT INCOME (LOSS) .............................................           (33,038)       (3,444,976)        1,376,086
                                                                            ----------------  ----------------   ---------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............................        10,619,084        11,436,688           327,911
     Net realized loss on foreign currency transactions                                   --                --            (3,158)
     Net change in unrealized appreciation of investments ................         9,454,254       112,137,595         7,924,831
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency .............                --                --               (28)
                                                                            ----------------  ----------------   ---------------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................        20,073,338       123,574,283         8,249,556
                                                                            ----------------  ----------------   ---------------
     NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................  $     20,040,300  $    120,129,307   $     9,625,642
                                                                            ================  ================   ===============


                                                                                 VEREDUS
                                                                              SCITECH FUND
                                                                            ---------------
INVESTMENT INCOME:
     Dividends ...........................................................  $         2,208
     Less: foreign taxes withheld ........................................               --
     Interest ............................................................            2,523
                                                                            ---------------
      Total investment income ............................................            4,731
                                                                            ---------------
EXPENSES:
     Investment advisory fees (Note F) ...................................           20,615
     Distribution expenses(a) (Note F) ...................................            5,154
     Shareholder service fees (Note F) ...................................               --
     Transfer agent fees (Note F) ........................................           23,232
     Administration fees (Note F) ........................................            2,982
     Registration expenses ...............................................           12,211
     Custodian fees ......................................................           13,978
     Professional fees ...................................................           14,998
     Amortization of organization costs (Note B-10) ......................               --
     Reports to shareholder expense ......................................            1,829
     Trustees fees (Note F) ..............................................               75
     Other expenses ......................................................              782
                                                                            ---------------
      Total expenses before waivers ......................................           95,856
                                                                            ---------------
      Less: Investment advisory fees waived (Note F) .....................          (20,615)
      Less: Expenses reimbursed (Note F) .................................          (42,830)
                                                                            ---------------
      Net expenses .......................................................           32,411
                                                                            ---------------
NET INVESTMENT INCOME (LOSS) .............................................          (27,680)
                                                                            ---------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............................          437,985
     Net realized loss on foreign currency transactions                                  --
     Net change in unrealized appreciation of investments ................          348,744
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency .............               --
                                                                            ---------------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................          786,729
                                                                            ---------------
     NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................  $       759,049
                                                                            ===============

--------------------------------------------------------------
(a)  Distribution  expense is  incurred  at the Class N level for all funds  except  Growth  Fund and Montag &
     Caldwell  Growth Fund.  The  distribution  expense for Class N, C and R of the Growth Fund is $1,778,517,
     $679 and $437,  respectively.  The distribution expense for Class N and R of the Montag & Caldwell Growth
     Fund is $2,026,104 and $439, respectively.
(b)  On July 2, 2003, TAMRO Large Cap Value Fund had a redemption in kind with total proceeds in the amount of
     $3,881,830.  The net realized gain on the  transactions  of $636,779 will not be realized by the Fund for tax purposes.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

70,71

                ABN AMRO FUNDS
------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2003
STATEMENT OF OPERATIONS - CONTINUED
--------------------------------------------------------------------------------

                                                                               EQUITY PLUS      SELECT SMALL        BALANCED
                                                                                  FUND            CAP FUND            FUND
                                                                            ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends ...........................................................  $     1,908,714   $        246,979  $      1,965,511
     Less: foreign taxes withheld ........................................               --                 --                --
     Interest ............................................................               --                 --         5,072,561
                                                                            ---------------   ----------------  ----------------
      Total investment income ............................................        1,908,714            246,979         7,038,072
                                                                            ---------------   ----------------  ----------------
EXPENSES:
     Investment advisory fees (Note F) ...................................          403,824            135,947         2,085,475
     Distribution expenses (Note F) ......................................               --             67,974           744,813
     Transfer agent fees (Note F) ........................................           23,368             15,891            54,902
     Administration fees (Note F) ........................................           57,648             23,771           172,417
     Registration expenses ...............................................           14,311             14,158            21,315
     Custodian fees ......................................................           22,340             20,815            33,091
     Professional fees ...................................................           16,728             15,605            33,950
     Reports to shareholder expense ......................................            8,714              1,430             9,642
     Trustees fees (Note F) ..............................................            2,558                736             8,961
     Other expenses ......................................................           25,702                514            12,866
                                                                            ---------------   ----------------  ----------------
      Total expenses before waivers ......................................          575,193            296,841         3,177,432
                                                                            ---------------   ----------------  ----------------
      Less: Investment advisory fees waived (Note F) .....................          (37,681)           (11,536)               --
                                                                            ---------------   ----------------  ----------------
      Net operating expenses .............................................          537,512            285,305         3,177,432
                                                                            ---------------   ----------------  ----------------
      Interest expense (Note G) ..........................................               --                 --                --
                                                                            ---------------   ----------------  ----------------
      Net expenses .......................................................          537,512            285,305         3,177,432
                                                                            ---------------   ----------------  ----------------
NET INVESTMENT INCOME (LOSS) .............................................        1,371,202            (38,326)        3,860,640
                                                                            ---------------   ----------------  ----------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............................       12,837,134          1,924,334         1,203,665
     Net realized loss on foreign currency transactions ..................               --                 --                --
     Net change in unrealized appreciation (depreciation) on investments .          163,745          5,204,029        26,893,268
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency .............               --                 --                --
                                                                            ---------------   ----------------  ----------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............       13,000,879          7,128,363        28,096,933
                                                                            ---------------   ----------------  ----------------
     NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................  $    14,372,081   $      7,090,037  $     31,957,573
                                                                            ===============   ================  ================


                                                                                 MONTAG
                                                                               & CALDWELL       INTERNATIONAL          BOND
                                                                              BALANCED FUND      EQUITY FUND           FUND
                                                                            ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends ...........................................................  $      2,009,727  $        295,528   $        41,904
     Less: foreign taxes withheld ........................................                --           (33,366)               --
     Interest ............................................................         3,849,073                --        25,449,429
                                                                            ----------------  ----------------   ---------------
      Total investment income ............................................         5,858,800           262,162        25,491,333
                                                                            ----------------  ----------------   ---------------
EXPENSES:
     Investment advisory fees (Note F) ...................................         1,698,076           117,786         3,043,268
     Distribution expenses (Note F) ......................................           231,570            29,447           563,812
     Transfer agent fees (Note F) ........................................            76,855            17,316           126,172
     Administration fees (Note F) ........................................           123,026            15,874           305,728
     Registration expenses ...............................................            22,531            13,353            33,692
     Custodian fees ......................................................            27,591            36,593            49,225
     Professional fees ...................................................            30,225            20,023            43,952
     Reports to shareholder expense ......................................            10,555             2,162            73,170
     Trustees fees (Note F) ..............................................             6,805               296            15,656
     Other expenses ......................................................            34,485             4,566             7,781
                                                                            ----------------  ----------------   ---------------
      Total expenses before waivers ......................................         2,261,719           257,416         4,262,456
                                                                            ----------------  ----------------   ---------------
      Less: Investment advisory fees waived (Note F) .....................                --           (91,337)         (987,369)
                                                                            ----------------  ----------------   ---------------
      Net operating expenses .............................................         2,261,719           166,079         3,275,087
                                                                            ----------------  ----------------   ---------------
      Interest expense (Note G) ..........................................                --               262                --
                                                                            ----------------  ----------------   ---------------
      Net expenses .......................................................         2,261,719           166,341         3,275,087
                                                                            ----------------  ----------------   ---------------
NET INVESTMENT INCOME (LOSS) .............................................         3,597,081            95,821        22,216,246
                                                                            ----------------  ----------------   ---------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............................        (3,017,265)       (2,250,147)       11,335,748
     Net realized loss on foreign currency transactions ..................                --          (132,341)               --
     Net change in unrealized appreciation (depreciation) on investments .        14,941,262         3,954,679        (7,435,285)
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency .............                --           (16,945)               --
                                                                            ----------------  ----------------   ---------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............        11,923,997         1,555,246         3,900,463
                                                                            ----------------  ----------------   ---------------
     NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................  $     15,521,078  $      1,651,067   $    26,116,709
                                                                            ================  ================   ===============

                                                                               INVESTMENT
                                                                               GRADE BOND        HIGH YIELD          MUNICIPAL
                                                                                  FUND          BOND FUND(A)         BOND FUND
                                                                            ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends ...........................................................  $         21,010   $         4,338    $       20,185
     Less: foreign taxes withheld ........................................                --                --                --
     Interest ............................................................         2,118,975           421,827         1,960,600
                                                                            ----------------  ----------------   ---------------
      Total investment income ............................................         2,139,985           426,165         1,980,785
                                                                            ----------------  ----------------   ---------------
EXPENSES:
     Investment advisory fees (Note F) ...................................           368,203            30,715           297,020
     Distribution expenses (Note F) ......................................                99             8,502            27,379
     Transfer agent fees (Note F) ........................................            16,453             8,206            32,493
     Administration fees (Note F) ........................................            36,329             7,611            33,455
     Registration expenses ...............................................            25,163             1,274            14,608
     Custodian fees ......................................................            15,470             5,169            12,909
     Professional fees ...................................................            21,237            12,749            17,288
     Reports to shareholder expense ......................................             4,956               547             6,201
     Trustees fees (Note F) ..............................................             1,379               340             1,388
     Other expenses ......................................................               899             1,618             5,114
                                                                            ----------------  ----------------   ---------------
      Total expenses before waivers ......................................           490,188            76,731           447,855
                                                                            ----------------  ----------------   ---------------
      Less: Investment advisory fees waived (Note F) .....................          (153,449)          (30,688)         (200,339)
                                                                            ----------------  ----------------   ---------------
      Net operating expenses .............................................           336,739            46,043           247,516
                                                                            ----------------  ----------------   ---------------
      Interest expense (Note G) ..........................................                --                --                --
                                                                            ----------------  ----------------   ---------------
      Net expenses .......................................................           336,739            46,043           247,516
                                                                            ----------------  ----------------   ---------------
NET INVESTMENT INCOME (LOSS) .............................................         1,803,246           380,122         1,733,269
                                                                            ----------------  ----------------   ---------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............................         1,882,466           (37,033)          703,016
     Net realized loss on foreign currency transactions ..................                --                --                --
     Net change in unrealized appreciation (depreciation) on investments .        (2,452,628)          384,676          (324,434)
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency .............                --                --                --
                                                                            ----------------  ----------------   ---------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............          (570,162)          347,643           378,582
                                                                            ----------------  ----------------   ---------------
     NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................  $      1,233,084  $        727,765   $     2,111,851
                                                                            ================  ================   ===============

                                                                                INVESTOR
                                                                              MONEY MARKET
                                                                                  FUND
                                                                            ---------------
INVESTMENT INCOME:
     Dividends ...........................................................  $            --
     Less: foreign taxes withheld ........................................               --
     Interest ............................................................        4,386,781
                                                                            ---------------
      Total investment income ............................................        4,386,781
                                                                            ---------------
EXPENSES:
     Investment advisory fees (Note F) ...................................        1,356,421
     Distribution expenses (Note F) ......................................               --
     Transfer agent fees (Note F) ........................................           74,980
     Administration fees (Note F) ........................................          177,847
     Registration expenses ...............................................           17,994
     Custodian fees ......................................................           41,795
     Professional fees ...................................................           35,015
     Reports to shareholder expense ......................................            6,776
     Trustees fees (Note F) ..............................................            9,519
     Other expenses ......................................................            6,784
                                                                            ---------------
      Total expenses before waivers ......................................        1,727,131
                                                                            ---------------
      Less: Investment advisory fees waived (Note F) .....................               --
                                                                            ---------------
      Net operating expenses .............................................        1,727,131
                                                                            ---------------
      Interest expense (Note G) ..........................................               --
                                                                            ---------------
      Net expenses .......................................................        1,727,131
                                                                            ---------------
NET INVESTMENT INCOME (LOSS) .............................................        2,659,650
                                                                            ---------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............................               --
     Net realized loss on foreign currency transactions ..................               --
     Net change in unrealized appreciation (depreciation) on investments .               --
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency .............               --
                                                                            ---------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............               --
                                                                            ---------------
     NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................  $     2,659,650
                                                                            ===============

--------------------------------------------------------
(a) ABN AMRO High Yield Bond Fund  commenced  investment  operations on June 30, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

72,73

                ABN AMRO FUNDS
------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        MONTAG & CALDWELL
                                                                      GROWTH FUND                           GROWTH FUND
                                                          -----------------------------------   -----------------------------------
                                                                 YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                2003               2002               2003               2002
                                                          ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ....................... $    758,790,307   $    507,384,902   $  2,039,159,595   $  1,931,157,414
                                                          ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ........................         (437,651)        (1,042,739)        12,638,064          8,834,670
    Net realized gain (loss) on investments sold ........       (9,815,604)       (21,897,282)       (77,376,486)      (294,555,135)
    Net change in unrealized appreciation (depreciation)
       on investments ...................................      145,348,289        (54,609,785)       317,517,283        (70,820,025)
                                                          ----------------   ----------------   ----------------   ----------------
       Net increase (decrease) in net assets
          from operations ...............................      135,095,034        (77,549,806)       252,778,861       (356,540,490)
                                                          ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..........................................               --           (111,237)                --                 --
       Class I ..........................................               --                 --        (14,063,027)        (8,332,241)
    Net realized gain on investments:
       Class N ..........................................               --         (1,180,105)                --                 --
       Class I ..........................................               --           (110,672)                --                 --
                                                          ----------------   ----------------   ----------------   ----------------
          Total distributions ...........................               --         (1,402,014)       (14,063,027)        (8,332,241)
                                                          ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ..........................................      415,516,936        373,508,048        471,910,796        496,455,057
       Class I ..........................................      124,356,714        149,814,558        941,725,557        826,378,914
       Class C ..........................................          121,800                 --                 --                 --
       Class R ..........................................          100,000                 --            100,000                 --
    Proceeds from reinvestment of distributions:
       Class N ..........................................               --          1,279,061                 --                 --
       Class I ..........................................               --             96,641         12,488,146          7,481,104
    Cost of shares redeemed:
       Class N ..........................................     (247,186,209)      (181,341,603)      (293,689,766)      (530,682,161)
       Class I ..........................................      (35,317,890)       (25,478,231)      (291,312,523)      (326,758,002)
       Class C ..........................................           (3,000)                --                 --                 --
    Issued due to merger:
       Class N ..........................................               --         12,478,751                 --                 --
    Redemption in kind (Note E):
       Class N ..........................................               --                 --                 --                 --
                                                          ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ................      257,588,351        330,357,225        841,222,210        472,874,912
                                                          ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets .......      392,683,385        251,405,405      1,079,938,044        108,002,181
                                                          ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .......... $  1,151,473,692   $    758,790,307   $  3,119,097,639   $  2,039,159,595
                                                          ================   ================   ================   ================
    (A) Undistributed net investment income ............. $             --   $             --   $      1,493,636   $      2,918,599
                                                          ================   ================   ================   ================

                                                                   TAMRO LARGE CAP
                                                                      VALUE FUND                            VALUE FUND
                                                          -----------------------------------   ----------------------------------
                                                               YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                                2003               2002               2003              2002
                                                          ----------------   ----------------   ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ....................... $      9,632,094   $      5,195,421   $   111,817,351   $    116,220,963
                                                          ----------------   ----------------   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ........................           95,391             69,324         2,591,099          1,450,567
    Net realized gain (loss) on investments sold ........          842,557         (1,504,920)       (1,175,639)       (20,220,349)
    Net change in unrealized appreciation (depreciation)
       on investments ...................................        1,115,771           (204,906)       25,715,225          9,958,745
                                                          ----------------   ----------------   ---------------   ----------------
       Net increase (decrease) in net assets
          from operations ...............................        2,053,719         (1,640,502)       27,130,685         (8,811,037)
                                                          ----------------   ----------------   ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..........................................         (107,255)           (54,062)       (2,671,906)        (1,031,036)
       Class I ..........................................               --                 --                --                 --
    Net realized gain on investments:
       Class N ..........................................               --                 --                --         (2,121,434)
       Class I ..........................................               --                 --                --                 --
                                                          ----------------   ----------------   ---------------   ----------------
          Total distributions ...........................         (107,255)           (54,062)       (2,671,906)        (3,152,470)
                                                          ----------------   ----------------   ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ..........................................        4,276,041          7,800,513        68,352,733         45,388,936
       Class I ..........................................               --                 --                --                 --
       Class C ..........................................               --                 --                --                 --
       Class R ..........................................               --                 --                --                 --
    Proceeds from reinvestment of distributions:
       Class N ..........................................          105,278             53,734           869,446          1,376,357
       Class I ..........................................               --                 --                --                 --
    Cost of shares redeemed:
       Class N ..........................................       (3,157,775)        (1,723,010)       (9,645,777)       (39,205,398)
       Class I ..........................................               --                 --                --                 --
       Class C ..........................................               --                 --                --                 --
    Issued due to merger:
       Class N ..........................................               --                 --                --                 --
    Redemption in kind (Note E):
       Class N ..........................................       (3,915,202)                --                --                 --
                                                          ----------------   ----------------   ---------------   ----------------
          Net increase (decrease) from
              capital share transactions ................       (2,691,658)         6,131,237        59,576,402          7,559,895
                                                          ----------------   ----------------   ---------------   ----------------
          Total increase (decrease) in net assets .......         (745,194)         4,436,673        84,035,181         (4,403,612)
                                                          ----------------   ----------------   ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .......... $      8,886,900   $      9,632,094   $   195,852,532   $    111,817,351
                                                          ================   ================   ===============   ================
    (A) Undistributed net investment income ............. $          6,165   $         18,029   $       200,478   $        284,364
                                                          ================   ================   ===============   ================

                                                                    VEREDUS SELECT
                                                                      GROWTH FUND
                                                          -----------------------------------
                                                               YEARS ENDED OCTOBER 31,
                                                                2003              2002(A)
                                                          ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ....................... $      2,164,440   $             --
                                                          ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ........................          (10,407)            (7,494)
    Net realized gain (loss) on investments sold ........          254,513           (743,187)
    Net change in unrealized appreciation (depreciation)
       on investments ...................................          136,715             15,246
                                                          ----------------   ----------------
       Net increase (decrease) in net assets
          from operations ...............................          380,821           (735,435)
                                                          ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..........................................               --                 --
       Class I ..........................................               --                 --
    Net realized gain on investments:
       Class N ..........................................               --                 --
       Class I ..........................................               --                 --
                                                          ----------------   ----------------
          Total distributions ...........................               --                 --
                                                          ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ..........................................          456,880          3,135,927
       Class I ..........................................               --                 --
       Class C ..........................................               --                 --
       Class R ..........................................               --                 --
    Proceeds from reinvestment of distributions:
       Class N ..........................................               --                 --
       Class I ..........................................               --                 --
    Cost of shares redeemed:
       Class N ..........................................         (996,462)          (236,052)
       Class I ..........................................               --                 --
       Class C ..........................................               --                 --
    Issued due to merger:
       Class N ..........................................               --                 --
    Redemption in kind (Note E):
       Class N ..........................................               --                 --
                                                          ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ................         (539,582)         2,899,875
                                                          ----------------   ----------------
          Total increase (decrease) in net assets .......         (158,761)         2,164,440
                                                          ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .......... $      2,005,679   $      2,164,440
                                                          ================   ================
    (A) Undistributed net investment income ............. $             --   $             --
                                                          ================   ================

--------------------------------------------------------
 (a)  ABNAMRO/Veredus  Select  Growth Fund  commenced  investment  operations on December 31, 2001.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

74,75

                ABN AMRO FUNDS
------------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                                                          TAMRO SMALL
                                                                    MID CAP FUND                            CAP FUND
                                                         -----------------------------------   -----------------------------------
                                                                YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                               2003               2002               2003               2002
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .....................  $     85,727,492   $     40,264,663   $     40,407,215   $      2,000,343
                                                         ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................          (644,092)          (375,805)           (33,038)           (36,387)
    Net realized gain (loss) on investments sold ......           737,791           (820,798)        10,619,084         (1,289,393)
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ....        39,533,582        (10,460,981)         9,454,254         (7,211,180)
                                                         ----------------   ----------------   ----------------   ----------------
       Net increase (decrease) in net assets
          from operations .............................        39,627,281        (11,657,584)        20,040,300         (8,536,960)
                                                         ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................                --                 --                 --             (7,626)
    Net realized gain on investments:
       Class N ........................................                --           (713,163)                --            (34,196)
                                                         ----------------   ----------------   ----------------   ----------------
          Total distributions .........................                --           (713,163)                --            (41,822)
                                                         ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................       184,713,437        105,169,894         20,054,383         59,727,601
       Class I ........................................                --                 --                 --                 --
    Proceeds from reinvestment of distributions:
       Class N ........................................                --            693,535                 --            102,686
       Class I ........................................                --                 --                 --                 --
    Cost of shares redeemed:
       Class N ........................................      (118,847,740)       (48,029,853)       (19,569,619)       (50,415,316)
       Class I ........................................                --                 --                 --                 --
    Issued due to merger:
       Class N ........................................                --                 --                 --         37,570,683
                                                         ----------------   ----------------   ----------------   ----------------
          Net increase from capital share transactions         65,865,697         57,833,576            484,764         46,985,654
                                                         ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets .....       105,492,978         45,462,829         20,525,064         38,406,872
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........  $    191,220,470   $     85,727,492   $     60,932,279   $     40,407,215
                                                         ================   ================   ================   ================
    (A) Undistributed (distributions in excess of)
       net investment income (loss) ...................  $             --   $             --   $         26,970   $         28,857
                                                         ================   ================   ================   ================


                                                                 VEREDUS AGGRESSIVE
                                                                     GROWTH FUND                        REAL ESTATE FUND
                                                         -----------------------------------   ----------------------------------
                                                              YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                               2003               2002               2003              2002
                                                         ----------------   ----------------   ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .....................  $    367,124,913   $    273,768,689   $    19,923,582   $     15,242,451
                                                         ----------------   ----------------   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................        (3,444,976)        (4,196,822)        1,376,086            738,096
    Net realized gain (loss) on investments sold ......        11,436,688       (167,019,575)          324,753            716,774
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ....       112,137,595        (27,212,204)        7,924,803           (792,411)
                                                         ----------------   ----------------   ---------------   ----------------
       Net increase (decrease) in net assets
          from operations .............................       120,129,307       (198,428,601)        9,625,642            662,459
                                                         ----------------   ----------------   ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................                --                 --          (740,295)          (598,965)
    Net realized gain on investments:
       Class N ........................................                --                 --          (898,102)          (360,911)
                                                         ----------------   ----------------   ---------------   ----------------
          Total distributions .........................                --                 --        (1,638,397)          (959,876)
                                                         ----------------   ----------------   ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................       269,462,302        700,769,950        22,775,625          7,957,774
       Class I ........................................        30,631,524         80,023,262                --                 --
    Proceeds from reinvestment of distributions:
       Class N ........................................                --                 --           840,018            402,219
       Class I ........................................                --                 --                --                 --
    Cost of shares redeemed:
       Class N ........................................      (240,916,626)      (480,571,503)       (3,749,367)        (3,381,445)
       Class I ........................................       (24,564,340)        (8,436,884)               --                 --
    Issued due to merger:
       Class N ........................................                --                 --                --                 --
                                                         ----------------   ----------------   ---------------   ----------------
          Net increase from capital share transactions         34,612,860        291,784,825        19,866,276          4,978,548
                                                         ----------------   ----------------   ---------------   ----------------
          Total increase (decrease) in net assets .....       154,742,167         93,356,224        27,853,521          4,681,131
                                                         ----------------   ----------------   ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........  $    521,867,080   $    367,124,913   $    47,777,103   $     19,923,582
                                                         ================   ================   ===============   ================
    (A) Undistributed (distributions in excess of)
       net investment income (loss) ...................  $         (1,670)  $         (1,256)  $       239,844   $         81,837
                                                         ================   ================   ===============   ================


                                                                      VEREDUS
                                                                    SCITECH FUND
                                                         -----------------------------------
                                                              YEARS ENDED OCTOBER 31,
                                                               2003               2002
                                                         ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .....................  $      2,205,822   $     2,566,039
                                                         ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................           (27,680)           (38,027)
    Net realized gain (loss) on investments sold ......           437,985         (1,038,715)
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ....           348,744           (247,175)
                                                         ----------------   ----------------
       Net increase (decrease) in net assets
          from operations .............................           759,049         (1,323,917)
                                                         ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................                --                 --
    Net realized gain on investments:
       Class N ........................................                --                 --
                                                         ----------------   ----------------
          Total distributions .........................                --                 --
                                                         ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................         3,045,850          2,476,728
       Class I ........................................                --                 --
    Proceeds from reinvestment of distributions:
       Class N ........................................                --                 --
       Class I ........................................                --                 --
    Cost of shares redeemed:
       Class N ........................................        (1,697,140)        (1,513,028)
       Class I ........................................                --                 --
    Issued due to merger:
       Class N ........................................                --                 --
                                                         ----------------   ----------------
          Net increase from capital share transactions          1,348,710            963,700
                                                         ----------------   ----------------
          Total increase (decrease) in net assets .....         2,107,759           (360,217)
                                                         ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........  $      4,313,581   $      2,205,822
                                                         ================   ================
    (A) Undistributed (distributions in excess of)
       net investment income (loss) ...................  $             --   $             --
                                                         ================   ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

76,77

                ABN AMRO FUNDS
------------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                                                EQUITY PLUS FUND
                                                                             ------------------------------------------------------
                                                                                YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                                               OCTOBER 31,        OCTOBER 31,          APRIL 30,
                                                                                   2003               2002               2002
                                                                             ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ........................................   $    121,146,936   $    183,415,817   $    277,672,723
                                                                             ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .........................................          1,371,202            899,179          1,807,520
    Net realized gain (loss) on investments sold .........................         12,837,134          8,663,513         12,185,456
    Net change in unrealized appreciation (depreciation) on
       investments and assets and liabilities ............................            163,745        (33,569,941)       (54,760,242)
                                                                             ----------------   ----------------   ----------------
       Net increase (decrease) in net assets from operations .............         14,372,081        (24,007,249)       (40,767,266)
                                                                             ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...........................................................                 --                 --                 --
       Class I ...........................................................         (1,423,331)          (742,470)        (1,876,083)
Net realized gain on investments:
       Class N ...........................................................                 --                 --                 --
       Class I ...........................................................         (6,389,707)       (10,423,095)        (3,522,508)
    Return of capital:
       Class N ...........................................................                 --                 --                 --
                                                                             ----------------   ----------------   ----------------
          Total distributions ............................................         (7,813,038)       (11,165,565)        (5,398,591)
                                                                             ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ...........................................................                 --                 --                 --
       Class I ...........................................................          4,823,227          6,527,384         13,470,362
    Proceeds from reinvestment of distributions:
       Class N ...........................................................                 --                 --                 --
       Class I ...........................................................            605,824            726,324          1,325,021
    Cost of shares redeemed:
       Class N ...........................................................                 --                 --                 --
       Class I ...........................................................        (50,874,815)       (34,349,775)       (62,886,432)
                                                                             ----------------   ----------------   ----------------
          Net increase (decrease) from capital share transactions ........        (45,445,764)       (27,096,067)       (48,091,049)
                                                                             ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ........................        (38,886,721)       (62,268,881)       (94,256,906)
                                                                             ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...........................   $     82,260,215   $    121,146,936   $    183,415,817
                                                                             ================   ================   ================
 (A) Undistributed (distributions in excess of) net investment income (loss) $        126,789   $        178,918   $         22,209
                                                                             ================   ================   ================


                                                                                              SELECT SMALL CAP FUND
                                                                             -----------------------------------------------------
                                                                                YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                                               OCTOBER 31,        OCTOBER 31,          APRIL 30,
                                                                                   2003               2002               2002
                                                                             ----------------   ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ........................................   $     28,079,002   $     41,124,244   $    40,633,589
                                                                             ----------------   ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .........................................            (38,326)           (35,122)         (140,218)
    Net realized gain (loss) on investments sold .........................          1,924,334           (889,952)           73,835
    Net change in unrealized appreciation (depreciation) on
       investments and assets and liabilities ............................          5,204,029         (7,728,844)        5,914,773
                                                                             ----------------   ----------------   ---------------
       Net increase (decrease) in net assets from operations .............          7,090,037         (8,653,918)        5,848,390
                                                                             ----------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...........................................................                 --                 --                --
       Class I ...........................................................                 --                 --                --
Net realized gain on investments:
       Class N ...........................................................                 --                 --                --
       Class I ...........................................................                 --                 --        (1,640,622)
    Return of capital:
       Class N ...........................................................                 --           (817,836)               --
                                                                             ----------------   ----------------   ---------------
          Total distributions ............................................                 --           (817,836)       (1,640,622)
                                                                             ----------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ...........................................................          5,172,989          2,685,682         3,399,742
       Class I ...........................................................                 --                 --                --
    Proceeds from reinvestment of distributions:
       Class N ...........................................................                 --              6,596            56,713
       Class I ...........................................................                 --                 --                --
    Cost of shares redeemed:
       Class N ...........................................................        (14,424,984)        (6,265,766)       (7,173,568)
       Class I ...........................................................                 --                 --                --
                                                                             ----------------   ----------------   ---------------
          Net increase (decrease) from capital share transactions ........         (9,251,995)        (3,573,488)       (3,717,113)
                                                                             ----------------   ----------------   ---------------
          Total increase (decrease) in net assets ........................         (2,161,958)       (13,045,242)          490,655
                                                                             ----------------   ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...........................   $     25,917,044   $     28,079,002   $    41,124,244
                                                                             ================   ================   ===============
 (A) Undistributed (distributions in excess of) net investment income (loss) $          3,636   $          2,216   $            --
                                                                             ================   ================   ===============


                                                                                        BALANCED FUND
                                                                            -----------------------------------

                                                                                  YEARS ENDED OCTOBER 31,
                                                                                  2003               2002
                                                                            ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ........................................  $    300,829,600   $    342,519,704
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .........................................         3,860,640          5,905,510
    Net realized gain (loss) on investments sold .........................         1,203,665         (8,469,792)
    Net change in unrealized appreciation (depreciation) on
       investments and assets and liabilities ............................        26,893,268        (11,557,510)
                                                                            ----------------   ----------------
       Net increase (decrease) in net assets from operations .............        31,957,573        (14,121,792)
                                                                            ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...........................................................        (4,352,069)        (6,116,301)
       Class I ...........................................................                --                 --
Net realized gain on investments:
       Class N ...........................................................                --           (586,096)
       Class I ...........................................................                --                 --
    Return of capital:
       Class N ...........................................................                --                 --
                                                                            ----------------   ----------------
          Total distributions ............................................        (4,352,069)        (6,702,397)
                                                                            ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ...........................................................        71,995,651         89,140,287
       Class I ...........................................................                --                 --
    Proceeds from reinvestment of distributions:
       Class N ...........................................................         4,316,497          6,627,243
       Class I ...........................................................                --                 --
    Cost of shares redeemed:
       Class N ...........................................................       (84,639,492)      (116,633,445)
       Class I ...........................................................                --                 --
                                                                            ----------------   ----------------
          Net increase (decrease) from capital share transactions ........        (8,327,344)       (20,865,915)
                                                                            ----------------   ----------------
          Total increase (decrease) in net assets ........................        19,278,160        (41,690,104)
                                                                            ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...........................  $    320,107,760   $    300,829,600
                                                                            ================   ================
 (A) Undistributed (distributions in excess of) net investment income (loss)$        458,396   $        530,346
                                                                            ================   ================


                                                                                   MONTAG & CALDWELL
                                                                                       BALANCED FUND
                                                                            ----------------------------------

                                                                                 YEARS ENDED OCTOBER 31,
                                                                                  2003               2002
                                                                            ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ........................................  $    215,505,266   $   306,378,680
                                                                            ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .........................................         3,597,081         5,053,057
    Net realized gain (loss) on investments sold .........................        (3,017,265)      (19,472,908)
    Net change in unrealized appreciation (depreciation) on
       investments and assets and liabilities ............................        14,941,262        (6,514,506)
                                                                            ----------------   ---------------
       Net increase (decrease) in net assets from operations .............        15,521,078       (20,934,357)
                                                                            ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...........................................................        (1,468,928)       (2,016,248)
       Class I ...........................................................        (2,498,600)       (3,487,858)
Net realized gain on investments:
       Class N ...........................................................                --                --
       Class I ...........................................................                --                --
    Return of capital:
       Class N ...........................................................                --                --
                                                                            ----------------   ---------------
          Total distributions ............................................        (3,967,528)       (5,504,106)
                                                                            ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ...........................................................        63,137,096        93,739,340
       Class I ...........................................................        28,334,752        34,632,958
    Proceeds from reinvestment of distributions:
       Class N ...........................................................         1,449,679         1,979,338
       Class I ...........................................................         2,498,676         3,386,289
    Cost of shares redeemed:
       Class N ...........................................................       (45,985,930)     (129,960,114)
       Class I ...........................................................       (29,792,832)      (68,212,762)
                                                                            ----------------   ---------------
          Net increase (decrease) from capital share transactions ........        19,641,441       (64,434,951)
                                                                            ----------------   ---------------
          Total increase (decrease) in net assets ........................        31,194,991       (90,873,414)
                                                                            ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...........................  $    246,700,257   $   215,505,266
                                                                            ================   ===============
 (A) Undistributed (distributions in excess of) net investment income (loss)$        (11,211)  $       251,205
                                                                            ================   ===============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

78,79

               ABN AMRO FUNDS
-----------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                   INTERNATIONAL
                                                                     EQUITY FUND                            BOND FUND
                                                         -----------------------------------   -----------------------------------

                                                              YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                               2003               2002               2003               2002
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................... $     15,580,836   $     78,252,420   $    492,600,585   $    449,040,943
                                                         ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .......................           95,821               (524)        22,216,246         23,422,980
    Net realized gain (loss) on investments sold .......       (2,382,488)       (17,930,191)        11,335,748         (2,532,353)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .......        3,937,734         12,978,513         (7,435,285)        (7,866,589)
                                                         ----------------   ----------------   ----------------   ----------------
       Net increase (decrease) in net assets
          from operations ..............................        1,651,067         (4,952,202)        26,116,709         13,024,038
                                                         ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................               --                 --         (9,842,316)       (14,664,272)
       Class I .........................................               --                 --        (15,252,818)       (10,786,931)
    Net realized gain on investments:
       Class I .........................................               --                 --                 --                 --
                                                         ----------------   ----------------   ----------------   ----------------
          Total distributions ..........................               --                 --        (25,095,134)       (25,451,203)
                                                         ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................        7,395,642         14,943,993         83,692,064        127,296,553
       Class I .........................................               --                 --        159,309,506        210,044,534
    Proceeds from reinvestment of distributions:
       Class N .........................................               --                 --          7,662,360          9,054,653
       Class I .........................................               --                 --          3,782,019          4,131,400
    Cost of shares redeemed:
       Class N .........................................      (14,383,224)       (86,337,227)      (119,470,586)      (266,128,769)
       Class I .........................................               --                 --       (126,213,913)       (28,411,564)
    Issued due to merger (Note A):
       Class N .........................................               --         13,673,852                 --                 --
       Class I .........................................               --                 --                 --                 --
                                                         ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ...............       (6,987,582)       (57,719,382)         8,761,450         55,986,807
                                                         ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ......       (5,336,515)       (62,671,584)         9,783,025         43,559,642
                                                         ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......... $     10,244,321   $     15,580,836   $    502,383,610   $    492,600,585
                                                         ================   ================   ================   ================
    (A) Undistributed (distributions in excess of)
       net investment income (loss) .................... $         12,724   $        (15,059)  $         36,138   $       (597,002)
                                                         ================   ================   ================   ================



                                                                            INVESTMENT GRADE                        HIGH YIELD
                                                                                BOND FUND                            BOND FUND
                                                         -----------------------------------------------------   ----------------
                                                            YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED        YEAR ENDED
                                                           OCTOBER 31,        OCTOBER 31,          APRIL 30,       OCTOBER 31,
                                                               2003               2002               2002             2003(A)
                                                         ----------------   ----------------   ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................... $     54,748,307   $     83,147,516   $    90,770,930   $     20,000,000(b)
                                                         ----------------   ----------------   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .......................        1,803,246          1,439,137         4,588,084            380,122
    Net realized gain (loss) on investments sold .......        1,882,466          4,365,722           313,124            (37,033)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .......       (2,452,628)        (1,833,720)          616,070            384,676
                                                         ----------------   ----------------   ---------------   ----------------
       Net increase (decrease) in net assets
          from operations ..............................        1,233,084          3,971,139         5,517,278            727,765
                                                         ----------------   ----------------   ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................           (1,923)                --                --           (203,281)
       Class I .........................................       (2,302,446)        (1,661,584)       (4,701,594)          (213,183)
    Net realized gain on investments:
       Class I .........................................       (1,543,571)                --                --                 --
                                                         ----------------   ----------------   ---------------   ----------------
          Total distributions ..........................       (3,847,940)        (1,661,584)       (4,701,594)          (416,464)
                                                         ----------------   ----------------   ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................          259,359                 --                --            673,766
       Class I .........................................       12,408,934          5,794,730         5,306,942            125,298
    Proceeds from reinvestment of distributions:
       Class N .........................................              923                 --                --             32,383
       Class I .........................................          335,248             16,199         1,479,861             35,166
    Cost of shares redeemed:
       Class N .........................................             (379)                --                --           (435,310)
       Class I .........................................      (16,107,765)       (66,892,770)      (15,225,901)           (35,569)
    Issued due to merger (Note A):
       Class N .........................................               --                 --                --                 --
       Class I .........................................               --         30,373,077                --                 --
                                                         ----------------   ----------------   ---------------   ----------------
          Net increase (decrease) from
              capital share transactions ...............       (3,103,680)       (30,708,764)       (8,439,098)           395,734
                                                         ----------------   ----------------   ---------------   ----------------
          Total increase (decrease) in net assets ......       (5,718,536)       (28,399,209)       (7,623,414)           707,035
                                                         ----------------   ----------------   ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......... $     49,029,771   $     54,748,307   $    83,147,516   $     20,707,035
                                                         ================   ================   ===============   ================
    (A) Undistributed (distributions in excess of)
       net investment income (loss) .................... $       (147,864)  $        (60,085)  $            --   $        (32,365)
                                                         ================   ================   ===============   ================


                                                                       MUNICIPAL
                                                                       BOND FUND
                                                         -----------------------------------

                                                                YEARS ENDED OCTOBER 31,
                                                               2003               2002
                                                         ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................... $     54,264,411   $     48,221,972
                                                         ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .......................        1,733,269          1,986,586
    Net realized gain (loss) on investments sold .......          703,016            824,622
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .......         (324,434)            21,616
                                                         ----------------   ----------------
       Net increase (decrease) in net assets
          from operations ..............................        2,111,851          2,832,824
                                                         ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................       (1,733,269)        (1,986,586)
       Class I .........................................               --                 --
    Net realized gain on investments:
       Class I .........................................               --                 --
                                                         ----------------   ----------------
          Total distributions ..........................       (1,733,269)        (1,986,586)
                                                         ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................       30,558,688         27,191,896
       Class I .........................................               --                 --
    Proceeds from reinvestment of distributions:
       Class N .........................................          542,961            339,121
       Class I .........................................               --                 --
    Cost of shares redeemed:
       Class N .........................................      (37,697,535)       (22,334,816)
       Class I .........................................               --                 --
    Issued due to merger (Note A):
       Class N .........................................               --                 --
       Class I .........................................               --                 --
                                                         ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ...............       (6,595,886)         5,196,201
                                                         ----------------   ----------------
          Total increase (decrease) in net assets ......       (6,217,304)         6,042,439
                                                         ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......... $     48,047,107   $     54,264,411
                                                         ================   ================
    (A) Undistributed (distributions in excess of)
       net investment income (loss) .................... $             --   $             --
                                                         ================   ================

-------------------------------------------------------------------------------------
(a)  ABN AMRO High Yield Bond Fund commenced investment operations on June 30, 2003.
(b)  Initial  investment in ABN AMRO High Yield Bond Fund, Class N and Class I, which were first issued on June
     30, 2003.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

80,81

                ABN AMRO FUNDS
------------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                                       INVESTOR
                                                                                   MONEY MARKET FUND
                                                                          -----------------------------------
                                                                               YEARS ENDED OCTOBER 31,
                                                                                2003               2002
                                                                          ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .....................................   $    340,537,439   $    484,148,165
                                                                          ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income .............................................          2,659,650          4,905,603
                                                                          ----------------   ----------------
       Net increase in net assets from operations .....................          2,659,650          4,905,603
                                                                          ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................................         (2,659,741)        (4,905,512)
                                                                          ----------------   ----------------
          Total distributions .........................................         (2,659,741)        (4,905,512)
                                                                          ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................................        952,930,175      1,251,231,234
    Proceeds from reinvestment of distributions:
       Class N ........................................................            352,027            628,304
    Cost of shares redeemed:
       Class N ........................................................     (1,057,008,184)    (1,395,470,355)
                                                                          ----------------   ----------------
          Net decrease from capital share transactions ................       (103,725,982)      (143,610,817)
                                                                          ----------------   ----------------
          Total decrease in net assets ................................       (103,726,073)      (143,610,726)
                                                                          ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................   $    236,811,366   $    340,537,439
                                                                          ================   ================
    (A) Undistributed net investment income ...........................   $             --   $             91
                                                                          ================   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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

                ABN AMRO FUNDS
------------------------------

GROWTH FUND - CLASS N                                           OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period .................  $      18.55   $      20.38   $      30.86   $      27.71   $      23.06
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .............................         (0.02)         (0.04)         (0.04)         (0.06)         (0.06)
     Net realized and unrealized
       gain (loss) on investments ....................          2.61          (1.74)         (7.36)          5.21           6.14
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ..............          2.59          (1.78)         (7.40)          5.15           6.08
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ......................            --             --(a)          --             --             --
     Distributions from net realized
       gain on investments ...........................            --          (0.05)         (3.08)         (2.00)         (1.43)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ...........................            --          (0.05)         (3.08)         (2.00)         (1.43)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ...........          2.59          (1.83)        (10.48)          3.15           4.65
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .......................  $      21.14   $      18.55   $      20.38   $      30.86   $      27.71
                                                        ============   ============   ============   ============   ============
TOTAL RETURN .........................................         13.96%         (8.76)%       (25.95)%        19.62%         27.71%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............  $    878,724   $    609,049   $    464,023   $    542,436   $    490,189
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ...........................          1.11%          1.10%          1.09%          1.07%          1.06%
     After reimbursement of
       expenses by Adviser ...........................          1.11%          1.10%          1.09%          1.07%          1.06%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of
       expenses by Adviser ...........................         (0.11)%        (0.20)%        (0.18)%        (0.18)%        (0.25)%
     After reimbursement of
       expenses by Adviser ...........................         (0.11)%        (0.20)%        (0.18)%        (0.18)%        (0.25)%
   Portfolio Turnover ................................          7.66%          7.52%         17.22%         25.73%         28.93%

---------------------------------------------
 (a) Represents less than $0.005 per share.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

GROWTH FUND - CLASS I                                           OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR           YEAR           YEAR          PERIOD
                                                                           ENDED          ENDED          ENDED          ENDED
                                                                         10/31/03       10/31/02       10/31/01      10/31/00(A)
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...............................   $      18.67   $      20.45   $      30.89   $      28.60
                                                                       ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..................................           0.03          (0.03)          0.02             --
     Net realized and unrealized gain (loss) on investments ........           2.63          (1.70)         (7.38)          2.29
                                                                       ------------   ------------   ------------   ------------
       Total from investment operations ............................           2.66          (1.73)         (7.36)          2.29
                                                                       ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .....             --             --             --             --
     Distributions from net realized gain on investments ...........             --          (0.05)         (3.08)            --
                                                                       ------------   ------------   ------------   ------------
       Total distributions .........................................             --          (0.05)         (3.08)            --
                                                                       ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .........................           2.66          (1.78)        (10.44)          2.29
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................................   $      21.33   $      18.67   $      20.45   $      30.89
                                                                       ============   ============   ============   ============
TOTAL RETURN .......................................................          14.25%         (8.51)%       (25.78)%         8.01%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................   $    272,497   $    149,741   $     43,362   $     50,577
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ...................           0.83%          0.83%          0.84%          0.83%
     After reimbursement of expenses by Adviser ....................           0.83%          0.83%          0.84%          0.83%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser ...................           0.17%          0.07%          0.07%          0.06%
     After reimbursement of expenses by Adviser ....................           0.17%          0.07%          0.07%          0.06%
   Portfolio Turnover ..............................................           7.66%          7.52%         17.22%         25.73%(b)

---------------------------------------------------------------------
(a)  ABN AMRO Growth Fund - Class I commenced investment operations on July 31, 2000.
(b)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

              ABN AMRO FUNDS
----------------------------

GROWTH FUND - CLASS C AND CLASS R                               OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS C        CLASS R
                                                                          ------------   ------------
                                                                             PERIOD         PERIOD
                                                                              ENDED          ENDED
                                                                           10/31/03(A)    10/31/03(A)
                                                                          ------------   ------------
Net Asset Value, Beginning of Period. .................................   $      18.07   $      18.07
                                                                          ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............................................          (0.10)         (0.03)
     Net realized and unrealized gain on investments ..................           3.02           3.05
                                                                          ------------   ------------
       Total from investment operations ...............................           2.92           3.02
                                                                          ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ........             --             --
     Distributions from net realized gain on investments ..............             --             --
                                                                          ------------   ------------
       Total distributions ............................................             --             --
                                                                          ------------   ------------
Net increase in net asset value .......................................           2.92           3.02
                                                                          ------------   ------------
Net Asset Value, End of Period ........................................   $      20.99   $      21.09
                                                                          ============   ============
TOTAL RETURN ..........................................................          16.16%(b)      16.71%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...............................   $        136   $        117
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ......................           1.88%          1.35%
     After reimbursement of expenses by Adviser .......................           1.88%          1.35%
   Ratios of net investment loss to average net assets:
     Before reimbursement of expenses by Adviser ......................          (0.69)%        (0.16)%
     After reimbursement of expenses by Adviser .......................          (0.69)%        (0.16)%
   Portfolio Turnover .................................................           7.66%          7.66%

-----------------------------------------------------------------------
(a)  ABN AMRO Growth Fund - Class C and Class R commenced investment operations on December 31, 2002.
(b)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
------------------------

MONTAG & CALDWELL GROWTH FUND - CLASS N                         OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ................  $      19.03   $      22.43   $      31.30   $      33.15   $      26.49
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ....................          0.06(a)        0.05           0.02          (0.05)         (0.04)
     Net realized and unrealized
       gain (loss) on investments ....................          1.65(a)       (3.45)         (4.81)         (0.15)          7.64
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ..............          1.71          (3.40)         (4.79)         (0.20)          7.60
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from net realized
       gain on investments ...........................            --             --          (4.08)         (1.65)         (0.94)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ...........................            --             --          (4.08)         (1.65)         (0.94)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ...........          1.71          (3.40)         (8.87)         (1.85)          6.66
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .......................  $      20.74   $      19.03   $      22.43   $      31.30   $      33.15
                                                        ============   ============   ============   ============   ============
TOTAL RETURN .........................................          8.99%        (15.16)%       (17.37)%        (0.96)%        29.34%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............  $    967,300   $    714,043   $    872,657   $  1,349,760   $  1,612,796
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................          1.06%          1.06%          1.06%          1.03%          1.05%
     After reimbursement of expenses
       by Adviser ....................................          1.06%          1.06%          1.06%          1.03%          1.05%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................          0.29%          0.23%          0.10%         (0.14)%        (0.16)%
     After reimbursement of expenses
       by Adviser ....................................          0.29%          0.23%          0.10%         (0.14)%        (0.16)%
   Portfolio Turnover ................................         38.76%         38.23%         59.64%         66.71%         31.59%

------------------------------------------------------------------
(a)  The selected per share data was calculated using the weighted average shares  outstanding  method for the period.


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------
MONTAG & CALDWELL GROWTH FUND - CLASS I                         OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ................  $      19.22   $      22.74   $      31.70   $      33.46   $      26.65
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...........................          0.12(a)        0.11           0.09           0.05           0.04
     Net realized and unrealized
       gain (loss) on investments ....................          1.66(a)       (3.48)         (4.90)         (0.16)          7.71
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ..............          1.78          (3.37)         (4.81)         (0.11)          7.75
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ......................         (0.16)         (0.15)         (0.07)            --             --
     Distributions from net realized
       gain on investments ...........................            --             --          (4.08)         (1.65)         (0.94)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ...........................         (0.16)         (0.15)         (4.15)         (1.65)         (0.94)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ...........          1.62          (3.52)         (8.96)         (1.76)          6.81
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .......................  $      20.84   $      19.22   $      22.74   $      31.70   $      33.46
                                                        ============   ============   ============   ============   ============
TOTAL RETURN .........................................          9.35%        (14.91)%       (17.16)%        (0.70)%        29.78%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............  $  2,151,687   $  1,325,116   $  1,058,500   $  1,334,651   $  1,369,673
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................          0.77%          0.77%          0.77%          0.74%          0.76%
     After reimbursement of expenses
       by Adviser ....................................          0.77%          0.77%          0.77%          0.74%          0.76%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................          0.58%          0.52%          0.39%          0.15%          0.14%
     After reimbursement of expenses
       by Adviser ....................................          0.58%          0.52%          0.39%          0.15%          0.14%
   Portfolio Turnover ................................         38.76%         38.23%         59.64%         66.71%         31.59%

-----------------------------------------------------------------
(a)  The selected per share data was calculated using the weighted average shares  outstanding  method for the period.


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------
MONTAG & CALDWELL GROWTH FUND - CLASS R                         OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    PERIOD
                                                                                     ENDED
                                                                                  10/31/03(A)
                                                                                 ------------
Net Asset Value, Beginning of Period. ........................................   $      18.59
                                                                                 ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment gain .....................................................           0.05(b)
     Net realized and unrealized gain on investments .........................           2.05(b)
                                                                                 ------------
       Total from investment operations ......................................           2.10
                                                                                 ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...............             --
     Distributions from net realized gain on investments .....................             --
                                                                                 ------------
       Total distributions ...................................................             --
                                                                                 ------------
Net increase in net asset value ..............................................           2.10
                                                                                 ------------
Net Asset Value, End of Period ...............................................   $      20.69
                                                                                 ============
TOTAL RETURN .................................................................          11.30%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ......................................   $        111
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser .............................           1.30%
     After reimbursement of expenses by Adviser ..............................           1.30%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser .............................           0.32%
     After reimbursement of expenses by Adviser ..............................           0.32%
   Portfolio Turnover ........................................................          38.76%

--------------------------------------------------------------------
(a)  ABN AMRO/Montag & Caldwell Growth Fund - Class R commenced investment operations on
     December 31, 2002.
(b)  The selected per share data was calculated using the weighted average shares outstanding  method for the period.
(c)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------

TAMRO LARGE CAP VALUE FUND - CLASS N                            OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       YEAR           YEAR          PERIOD
                                                                                       ENDED          ENDED          ENDED
                                                                                     10/31/03       10/31/02      10/31/01(A)
                                                                                   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ..........................................   $       8.47   $       9.68   $      10.00
                                                                                   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................................           0.09           0.06           0.02
     Net realized and unrealized gain (loss) on investments ....................           1.81          (1.22)         (0.33)
                                                                                   ------------   ------------   ------------
       Total from investment operations ........................................           1.90          (1.16)         (0.31)
                                                                                   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .................          (0.10)         (0.05)         (0.01)
                                                                                   ------------   ------------   ------------
       Total distributions .....................................................          (0.10)         (0.05)         (0.01)
                                                                                   ------------   ------------   ------------
Net increase (decrease) in net asset value .....................................           1.80          (1.21)         (0.32)
                                                                                   ------------   ------------   ------------
Net Asset Value, End of Period .................................................   $      10.27   $       8.47   $      9.68
                                                                                   ============   ============   ============
TOTAL RETURN ...................................................................          22.68%        (12.01)%        (3.11)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................................   $      8,887   $      9,632   $      5,195
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ...............................           1.92%          1.79%          3.37%
     After reimbursement of expenses by Adviser ................................           1.20%          1.20%          1.20%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser ...............................           0.35%          0.15%         (1.96)%
     After reimbursement of expenses by Adviser ................................           1.07%          0.74%          0.21%
   Portfolio Turnover ..........................................................         102.51%(c)      83.14%        102.34%(b)

-----------------------------------------------------------------------
(a)  ABNAMRO/TAMRO Large Cap Value Fund commenced investment operations on November 30, 2000.
(b)  Not Annualized.
(c)  Portfolio turnover rate excludes securities delivered from processing the redemption in kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

VALUE FUND - CLASS N                                            OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR        TEN MONTHS        YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02       10/31/01       12/31/00       12/31/99       12/31/98
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...... $       8.45   $       9.39   $      11.68   $      12.75   $      12.33   $      16.51
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.14           0.11           0.07           0.10           0.14           0.19
     Net realized and unrealized gain (loss)
       on investments .....................         1.22          (0.79)         (2.25)         (0.24)          1.23           0.86
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations ...         1.36          (0.68)         (2.18)         (0.14)          1.37           1.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........        (0.15)         (0.08)         (0.06)         (0.10)         (0.14)         (0.19)
     Distributions from net realized
       gain on investments ................           --          (0.18)         (0.05)         (0.83)         (0.81)         (5.04)
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions ................        (0.15)         (0.26)         (0.11)         (0.93)         (0.95)         (5.23)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value          1.21          (0.94)         (2.29)         (1.07)          0.42          (4.18)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       9.66   $       8.45       $   9.39   $      11.68   $      12.75   $      12.33
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................        16.32%         (7.58)%       (18.86)%(a)     (0.68)%        11.14%          5.47%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $    195,853   $    111,817   $    116,221    $   131,303    $   153,551   $    170,945
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         1.19%          1.20%          1.08%          1.06%          1.03%          1.05%
     After reimbursement of
       expenses by Adviser ................         0.94%          0.96%(b)       1.07%          1.06%          1.03%          1.05%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         1.34%          1.00%          0.68%          0.85%          1.07%          1.23%
     After reimbursement of
       expenses by Adviser ................         1.59%          1.24%          0.69%          0.85%          1.07%          1.23%
   Portfolio Turnover .....................        56.67%        144.90%         58.41%(a)      76.00%         94.00%         55.00%

------------------------------------------------------------------
(a)  Not Annualized.
(b)  The Adviser's expense  reimbursement  level,  which affects the net expense ratio,  changed from 1.08% to
     0.94% on January 1, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------

VEREDUS SELECT GROWTH FUND - CLASS N                            OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              YEAR          PERIOD
                                                                              ENDED          ENDED
                                                                            10/31/03      10/31/02(A)
                                                                          ------------   ------------
Net Asset Value, Beginning of Period. .................................   $       7.30   $      10.00
                                                                          ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............................................          (0.05)         (0.03)
     Net realized and unrealized gain (loss) on investments ...........           2.08          (2.67)
                                                                          ------------   ------------
       Total from investment operations ...............................           2.03          (2.70)
                                                                          ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ........             --             --
     Distributions from net realized gain on investments ..............             --             --
                                                                          ------------   ------------
       Total distributions ............................................             --             --
                                                                          ------------   ------------
Net increase (decrease) in net asset value ............................           2.03          (2.70)
                                                                          ------------   ------------
Net Asset Value, End of Period ........................................   $       9.33   $       7.30
                                                                          ============   ============
TOTAL RETURN ..........................................................          27.98%        (27.10)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...............................   $      2,006   $      2,164
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ......................           4.31%          3.45%
     After reimbursement of expenses by Adviser .......................           1.30%          1.30%
   Ratios of net investment loss to average net assets:
     Before reimbursement of expenses by Adviser ......................          (3.59)%        (2.53)%
     After reimbursement of expenses by Adviser .......................          (0.58)%        (0.38)%
   Portfolio Turnover .................................................         444.75%      1,314.29%(b)

---------------------------------------------------------
(a)  ABNAMRO/Veredus Select Growth Fund commenced investment operations on December 31, 2001.
(b)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------
MID CAP FUND - CLASS N                                          OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ................  $      14.24   $      15.67   $      18.50   $      13.45   $      13.16
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .............................         (0.07)         (0.06)         (0.07)         (0.05)         (0.05)
     Net realized and unrealized
       gain (loss) on investments ....................          6.01          (1.12)          0.55           5.25           0.34
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ..............          5.94          (1.18)          0.48           5.20           0.29
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ......................            --             --             --             --             --(a)
     Distributions from net realized
       gain on investments ...........................            --          (0.25)         (3.31)         (0.15)            --
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ...........................            --          (0.25)         (3.31)         (0.15)            --
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ...........          5.94          (1.43)         (2.83)          5.05           0.29
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .......................  $      20.18   $      14.24   $      15.67   $      18.50   $      13.45
                                                        ============   ============   ============   ============   ============
TOTAL RETURN .........................................         41.64%         (7.88)%         3.42%         39.07%          2.32%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............  $    191,220   $     85,727   $     40,265   $     26,389   $     17,586
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................          1.36%          1.38%          1.42%          1.48%          1.50%
     After reimbursement of expenses
       by Adviser ....................................          1.34%(b)       1.30%          1.30%          1.30%          1.30%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................         (0.57)%        (0.61)%        (0.61)%        (0.51)%        (0.50)%
     After reimbursement of expenses
       by Adviser ....................................         (0.55)%        (0.53)%        (0.49)%        (0.33)%        (0.30)%
   Portfolio Turnover ................................         59.35%         45.17%         77.15%        108.61%        101.44%

------------------------------------------------
(a)  Represents less than $0.005 per share.
(b)  The Adviser's expense  reimbursement  level,  which affects the net expense ratio,  changed from 1.30% to
     1.40% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------

TAMRO SMALL CAP FUND - CLASS N                                  OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          YEAR           YEAR          PERIOD
                                                                                          ENDED          ENDED          ENDED
                                                                                        10/31/03       10/31/02       10/31/01(A)
                                                                                      ------------   ------------   ------------
Net Asset Value, Beginning of Period. .............................................   $      10.49   $      10.75   $      10.00
                                                                                      ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .................................................          (0.01)         (0.02)(b)       0.06
     Net realized and unrealized gain (loss) on investments .......................           5.27          (0.14)(b)       0.72
                                                                                      ------------   ------------   ------------
       Total from investment operations ...........................................           5.26          (0.16)          0.78
                                                                                      ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ....................             --          (0.02)         (0.03)
     Distributions from net realized gain on investments ..........................             --          (0.08)            --
                                                                                      ------------   ------------   ------------
       Total distributions ........................................................             --          (0.10)         (0.03)
                                                                                      ------------   ------------   ------------
Net increase (decrease) in net asset value ........................................           5.26          (0.26)          0.75
                                                                                      ------------   ------------   ------------
Net Asset Value, End of Period ....................................................   $      15.75   $      10.49   $      10.75
                                                                                      ============   ============   ============
TOTAL RETURN ......................................................................          50.14%         (1.59)%         7.74%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................................   $     60,932   $     40,407   $      2,000
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ..................................           1.44%          1.52%          5.46%
     After reimbursement of expenses by Adviser ...................................           1.30%          1.30%          1.30%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser ..................................          (0.21)%        (0.34)%        (3.49)%
     After reimbursement of expenses by Adviser ...................................          (0.07)%        (0.12)%         0.67%
   Portfolio Turnover .............................................................         115.42%        266.78%        175.17%(c)

----------------------------------------------------------
(a)  ABN AMRO/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.
(b)  The selected per share data was calculated using the weighted average shares  outstanding  method for the period.
(c)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

VEREDUS AGGRESSIVE GROWTH FUND - CLASS N                        OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period .................  $      11.44   $      17.55   $      22.51   $      16.60   $       8.62
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .............................         (0.10)         (0.14)         (0.13)         (0.14)         (0.08)
     Net realized and unrealized gain
       (loss) on investments .........................          3.90          (5.97)         (1.72)          8.42           8.06
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ..............          3.80          (6.11)         (1.85)          8.28           7.98
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from net realized
       gain on investments ...........................            --             --          (3.11)         (2.37)            --
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ...........................            --             --          (3.11)         (2.37)            --
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ...........          3.80          (6.11)         (4.96)          5.91           7.98
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .......................  $      15.24   $      11.44   $      17.55   $      22.51   $      16.60
                                                        ============   ============   ============   ============   ============
TOTAL RETURN .........................................         33.10%        (34.76)%       (10.08)%        53.35%         92.92%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............  $    444,207   $    314,317   $    268,271   $    182,806   $     57,282
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................          1.50%          1.48%          1.44%          1.46%          1.58%
     After reimbursement of expenses
       by Adviser ....................................          1.46%(a)       1.40%          1.40%          1.40%          1.41%(b)
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................         (0.97)%        (1.15)%        (0.87)%        (0.84)%        (1.05)%
     After reimbursement of expenses
       by Adviser ....................................         (0.93)%        (1.07)%        (0.83)%        (0.78)%        (0.88)%
   Portfolio Turnover ................................        159.64%        162.80%        177.30%        192.23%        204.26%

------------------------------------------------------------
(a)  The Adviser's expense  reimbursement  level,  which affects the net expense ratio,  changed from 1.40% to
     1.49% on March 1, 2003.
(b)  The Adviser's fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------

VEREDUS AGGRESSIVE GROWTH FUND - CLASS I                        OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEAR          YEAR          PERIOD
                                                                       ENDED         ENDED          ENDED
                                                                     10/31/03       10/31/02     10/31/01(A)
                                                                   ------------   ------------   ------------
Net Asset Value, Beginning of Period ............................  $      11.48   $      17.56   $      17.88
                                                                   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ........................................         (0.08)         (0.19)            --
     Net realized and unrealized gain (loss) on investments .....          3.93          (5.89)         (0.32)
                                                                   ------------   ------------   ------------
       Total from investment operations .........................          3.85          (6.08)         (0.32)
                                                                   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain on investments ........            --             --             --
                                                                   ------------   ------------   ------------
       Total distributions ......................................            --             --             --
                                                                   ------------   ------------   ------------
Net increase (decrease) in net asset value ......................          3.85          (6.08)         (0.32)
                                                                   ------------   ------------   ------------
Net Asset Value, End of Period ..................................  $      15.33   $      11.48   $      17.56
                                                                   ============   ============   ============
TOTAL RETURN ....................................................         33.54%        (34.62)%        (1.79)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................  $     77,660   $     52,808   $      5,497
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ................          1.20%          1.19%          1.16%
     After reimbursement of expenses by Adviser .................          1.16%(c)       1.11%          1.12%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of expenses by Adviser ................         (0.67)%        (0.86)%        (0.59)%
     After reimbursement of expenses by Adviser .................         (0.63)%        (0.78)%        (0.55)%
   Portfolio Turnover ...........................................        159.64%        162.80%        177.30%(b)

---------------------------------------
(a)  ABN AMRO/Veredus Aggressive Growth Fund - Class I commenced investment operations on October 5,
     2001.
(b)  Not Annualized.
(c)  The Adviser's expense  reimbursement  level, which affects the net expense ratio,  changed from
     1.15% to 1.24% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

REAL ESTATE FUND - CLASS N                                      OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR          YEAR        TEN MONTHS        YEAR           YEAR           YEAR
                                                ENDED         ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03      10/31/02       10/31/01       12/31/00       12/31/99       12/31/98
                                            ------------  ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...... $       9.23  $       9.15   $       9.47   $       7.72   $       8.37   $       9.95
                                            ------------  ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.40          0.39           0.34           0.42(a)        0.38           0.37
     Net realized and unrealized gain
       (loss) on investments ..............         2.54          0.24          (0.39)          1.75(a)       (0.65)         (1.58)
                                            ------------  ------------   ------------   ------------   ------------   ------------
       Total from investment operations ...         2.94          0.63          (0.05)          2.17          (0.27)         (1.21)
                                            ------------  ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........        (0.24)        (0.33)         (0.27)         (0.33)         (0.31)         (0.31)
     Distributions from net realized
       gain on investments ................        (0.41)        (0.22)            --             --             --             --
     Distributions from paid in capital ...           --            --             --          (0.09)         (0.07)         (0.06)
                                            ------------  ------------   ------------   ------------   ------------   ------------
       Total distributions ................        (0.65)        (0.55)         (0.27)         (0.42)         (0.38)         (0.37)
                                            ------------  ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value          2.29          0.08          (0.32)          1.75          (0.65)         (1.58)
                                            ------------  ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $      11.52  $       9.23   $       9.15   $       9.47   $       7.72   $       8.37
                                            ============  ============   ============   ============   ============   ============
TOTAL RETURN ..............................        33.71%         6.62%         (0.46)%(b)     28.77%         (3.33)%       (12.35)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $     47,777  $     19,924   $     15,242   $     21,744   $      7,522   $      7,022
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser .........................         1.56%         1.68%          1.63%          1.70%          2.42%          1.78%
     After reimbursement of expenses
       by Adviser .........................         1.37%         1.37%          1.33%          1.39%          1.53%          1.41%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser .........................         4.10%         3.80%          4.01%          4.87%          3.83%          4.31%
     After reimbursement of expenses
       by Adviser .........................         4.29%         4.11%          4.31%          5.19%          4.72%          4.68%
   Portfolio Turnover .....................        13.11%        36.69%         17.95%(b)      25.00%         11.00%         13.00%

-----------------------------------------------
(a)  The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------

VEREDUS SCITECH FUND - CLASS N                                  OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         YEAR           YEAR           YEAR          PERIOD
                                                                         ENDED          ENDED          ENDED          ENDED
                                                                       10/31/03       10/31/02       10/31/01      10/31/00(A)
                                                                     ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ..............................  $       4.89   $       7.57   $       8.93   $      10.00
                                                                     ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .................................         (0.05)         (0.08)          0.02           0.06
     Net realized and unrealized gain (loss) on investments .......          2.34          (2.60)         (1.32)         (1.11)
                                                                     ------------   ------------   ------------   ------------
       Total from investment operations ...........................          2.29          (2.68)         (1.30)         (1.05)
                                                                     ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ....            --             --          (0.06)         (0.02)
                                                                     ------------   ------------   ------------   ------------
       Total distributions ........................................            --             --          (0.06)         (0.02)
                                                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ........................          2.29          (2.68)         (1.36)         (1.07)
                                                                     ------------   ------------   ------------   ------------
Net Asset Value, End of Period ....................................  $       7.18   $       4.89   $       7.57   $       8.93
                                                                     ============   ============   ============   ============
TOTAL RETURN ......................................................         46.83%        (35.40)%       (14.49)%       (10.61)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................  $      4,314   $      2,206   $      2,566   $      2,696
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ..................          4.65%          3.70%          3.88%          6.17%
     After reimbursement of expenses by Adviser ...................          1.57%(c)       1.50%          1.50%          1.50%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser ..................         (4.42)%        (3.50)%        (2.13)%        (2.54)%
     After reimbursement of expenses by Adviser ...................         (1.34)%        (1.30)%         0.25%          2.13%
   Portfolio Turnover .............................................        492.93%        496.86%        481.21%         85.98%(b)

---------------------------------------------
(a)  ABN AMRO/Veredus SciTech Fund commenced investment operations on June 30, 2000.
(b)  Not Annualized.
(c)  The Adviser's expense  reimbursement  level, which affects the net expense ratio,  changed from
     1.50% to 1.60% on March 1, 2003.

SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

EQUITY PLUS FUND - CLASS I(A)                                   OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR        SIX MONTHS        YEAR           YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02        4/30/02        4/30/01        4/30/00        4/30/99
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period .....  $      12.56   $      15.74   $      19.32   $      24.87   $      22.02   $      18.24
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          0.17           0.09           0.14           0.14           0.17           0.18
     Net realized and unrealized gain
       (loss) on investments .............          1.79          (2.26)         (3.31)         (4.44)          3.34           4.44
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations ..          1.96          (2.17)         (3.17)         (4.30)          3.51           4.62
                                            ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ..........         (0.17)         (0.07)         (0.15)         (0.14)         (0.17)         (0.18)
     Distributions from net realized
       gain on investments ...............         (0.72)         (0.94)         (0.26)         (1.11)         (0.49)         (0.66)
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions ...............         (0.89)         (1.01)         (0.41)         (1.25)         (0.66)         (0.84)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value          1.07          (3.18)         (3.58)         (5.55)          2.85           3.78
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $      13.63   $      12.56      $   15.74   $      19.32   $      24.87   $      22.02
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN .............................         16.67%        (14.33)%(b)    (16.59)%       (17.64)%        16.00%         26.10%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $     82,260   $    121,147   $    177,540   $    269,939   $    322,937   $    295,436
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ........................          0.57%          0.67%          0.67%          0.61%          0.59%          0.59%
     After reimbursement of expenses
       by Adviser ........................          0.53%          0.54%          0.55%          0.51%          0.49%          0.48%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser ........................          1.32%          1.11%          0.68%          0.53%          0.60%          0.85%
     After reimbursement of expenses
       by Adviser ........................          1.36%          1.24%          0.80%          0.63%          0.70%          0.96%
   Portfolio Turnover ....................          0.77%          0.72%(b)       9.00%         27.00%         10.00%         19.00%

-------------------------------------
 (a) Prior to June 17, 2002,  the ABN AMRO Equity Plus Fund was formerly  known as the  Independence
     One  Equity  Plus  Fund.  The  information  presented  in the table  represents  financial  and performance  history of Independence One Equity Plus Trust Class. See Note A for details of the reorganization.
 (b) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------

SELECT SMALL CAP FUND - CLASS N(A)                              OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR        SIX MONTHS        YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02        4/30/02        4/30/01        4/30/00
                                            ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...... $       8.20   $      10.72   $       9.65   $      10.47   $       9.40
                                            ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..................        (0.02)         (0.01)         (0.03)         (0.02)         (0.03)
     Net realized and unrealized gain
       (loss) on investments ..............         2.37          (2.29)          1.52           0.47           1.65
                                            ------------   ------------   ------------   ------------   ------------
       Total from investment operations ...         2.35          (2.30)          1.49           0.45           1.62
                                            ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........           --             --             --             --             --
     Distributions from paid in capital ...           --          (0.22)         (0.42)         (1.27)         (0.55)
                                            ------------   ------------   ------------   ------------   ------------
       Total distributions ................           --          (0.22)         (0.42)         (1.27)         (0.55)
                                            ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value          2.35          (2.52)          1.07          (0.82)          1.07
                                            ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $      10.55   $       8.20   $      10.72   $       9.65   $      10.47
                                            ============   ============   ============   ============   ============
TOTAL RETURN ..............................        28.66%        (21.78)%(c)     15.81%          4.72%         17.86%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $     25,917   $     28,079     $   41,124     $   40,634     $   39,332
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser .........................         1.09%          1.05%          1.04%          1.01%          1.12%
     After reimbursement of expenses
       by Adviser .........................         1.05%          1.04%          1.03%          0.98%          1.07%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of expenses
       by Adviser .........................        (0.18)%        (0.22)%        (0.37)%        (0.24)%        (0.33)%
     After reimbursement of expenses
       by Adviser .........................        (0.14)%        (0.21)%        (0.36)%        (0.21)%        (0.28)%
   Portfolio Turnover .....................        17.65%          4.77%(c)      25.00%         65.00%         38.00%

                                                PERIOD
                                                 ENDED
                                                4/30/99
                                             ------------
Net Asset Value, Beginning of Period ......  $      10.00
                                             ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..................         (0.01)
     Net realized and unrealized gain
       (loss) on investments ..............         (0.59)
                                             ------------
       Total from investment operations ...         (0.60)
                                             ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........            --(b)
     Distributions from paid in capital ...            --(b)
                                             ------------
       Total distributions ................            --(b)
                                             ------------
Net increase (decrease) in net asset value          (0.60)
                                             ------------
Net Asset Value, End of Period ............  $       9.40
                                             ============
TOTAL RETURN ..............................         (5.94)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...  $     29,587
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser .........................          1.69%
     After reimbursement of expenses
       by Adviser .........................          1.27%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of expenses
       by Adviser .........................         (0.51)%
     After reimbursement of expenses
       by Adviser .........................         (0.09)%
   Portfolio Turnover .....................         36.00%(c)

--------------------------------
(a) Prior to June 17, 2002, the ABN AMRO Select Small Cap Fund was formerly known as the Independence One Small Cap Fund, which commenced investment operations on June 22, 1998. The information presented in the table represents financial and performance history of Independence One Small Cap Class A. See Note A for details of the reorganization.
(b)  Amount represents less than $0.005 per share.
(c)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

BALANCED FUND - CLASS N                                         OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ................  $      10.10   $      10.77   $      14.23   $      13.04   $      12.03
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) ........................          0.13           0.19           0.26           0.29           0.27
     Net realized and unrealized gain
       (loss) on investments(a) ......................          0.99          (0.64)         (2.09)          1.57           1.71
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ..............          1.12          (0.45)         (1.83)          1.86           1.98
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income .........................         (0.15)         (0.20)         (0.27)         (0.30)         (0.26)
     Distributions from net realized
       gain on investments ...........................            --          (0.02)         (1.36)         (0.37)         (0.71)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ...........................         (0.15)         (0.22)         (1.63)         (0.67)         (0.97)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ...........          0.97          (0.67)         (3.46)          1.19           1.01
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .......................  $      11.07   $      10.10   $      10.77   $      14.23   $      13.04
                                                        ============   ============   ============   ============   ============
TOTAL RETURN .........................................         11.23%         (4.33)%       (13.41)%        14.82%         17.26%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............  $    320,108   $    300,830   $    342,520   $    321,226   $    294,426
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................          1.07%          1.07%          1.07%          1.05%          1.06%
     After reimbursement of expenses
       by Adviser ....................................          1.07%          1.07%          1.07%          1.05%          1.06%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(a) .................................          1.30%          1.78%          2.10%          2.17%          2.13%
     After reimbursement of expenses
       by Adviser(a) .................................          1.30%          1.78%          2.10%          2.17%          2.13%
   Portfolio Turnover ................................         47.90%         47.27%         35.25%         29.00%         25.05%

------------------------------------
(a)  The Trust adopted the  provisions of the AICPA Audit Guide for Investment  Companies  effective
     November 1, 2001 and  reclassed  paydown gain (loss) from  realized  gain (loss) to  investment income.  The effect of the  changes for the year ended  October 31, 2002 on the net  investment income  per share,  net  realized  and  unrealized  gain  (loss) per share and the ratio of net investment  income  before and after  reimbursement  to average net assets is  $(0.01),  $0.01,
     (0.07)% and (0.07)%,  respectively.  Years prior to October 31, 2002 have not been adjusted for this change.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------

MONTAG & CALDWELL BALANCED FUND - CLASS N                       OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ................  $      14.82   $      16.49   $      18.61   $      19.41   $      17.60
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) ........................          0.21           0.29           0.36           0.37           0.29
     Net realized and unrealized
       gain (loss) on investments(a) .................          0.78          (1.66)         (1.50)          0.06           2.73
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ..............          0.99          (1.37)         (1.14)          0.43           3.02
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ......................         (0.24)         (0.30)         (0.36)         (0.35)         (0.27)
     Distributions from net realized
       gain on investments ...........................            --             --          (0.62)         (0.88)         (0.94)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ...........................         (0.24)         (0.30)         (0.98)         (1.23)         (1.21)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ...........          0.75          (1.67)         (2.12)         (0.80)          1.81
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .......................  $      15.57   $      14.82   $      16.49   $      18.61   $      19.41
                                                        ============   ============   ============   ============   ============
TOTAL RETURN .........................................          6.79%         (8.42)%        (6.34)%         2.05%         17.83%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............  $    105,669   $     82,126   $    126,690   $    162,896   $    160,286
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ....................................          1.15%          1.14%          1.12%          1.13%          1.14%
     After reimbursement of expenses
       by Adviser ....................................          1.15%          1.14%          1.12%          1.13%          1.14%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(a) .................................          1.43%          1.74%          1.99%          1.93%          1.54%
     After reimbursement of expenses
       by Adviser(a) .................................          1.43%          1.74%          1.99%          1.93%          1.54%
   Portfolio Turnover ................................         41.18%         32.87%         44.80%         54.51%         34.79%

--------------------------------
(a)  The Trust adopted the  provisions of the AICPA Audit Guide for Investment  Companies  effective
     November 1, 2001 and  reclassed  paydown gain (loss) from  realized  gain (loss) to  investment income.  The effect of the  changes for the year ended  October 31, 2002 on the net  investment income  per share,  net  realized  and  unrealized  gain  (loss) per share and the ratio of net investment  income  before and after  reimbursement  to average net assets is  $(0.03),  $0.03,
     (0.10)% and (0.10)%,  respectively.  Years prior to October 31, 2002 have not been adjusted for this change.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------
MONTAG & CALDWELL BALANCED FUND - CLASS I                       OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR          PERIOD
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/03       10/31/02       10/31/01       10/31/00      10/31/99(A)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period .................. $      14.82   $      16.49   $      18.62   $      19.42   $      18.36
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(b) .........................         0.25           0.32           0.38           0.39           0.25
     Net realized and unrealized gain
       (loss) on investments(b) .......................         0.78          (1.64)         (1.49)          0.09           1.03
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ...............         1.03          (1.32)         (1.11)          0.48           1.28
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income ..........................        (0.28)         (0.35)         (0.40)         (0.40)         (0.22)
     Distributions from net realized
       gain on investments ............................           --             --          (0.62)         (0.88)            --
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ............................        (0.28)         (0.35)         (1.02)         (1.28)         (0.22)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ............         0.75          (1.67)         (2.13)         (0.80)          1.06
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ........................ $      15.57   $      14.82   $      16.49   $      18.62   $      19.42
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ..........................................         7.06%         (8.18)%        (6.13)%         2.31%          6.98%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............... $    141,031   $    133,379   $    179,688   $    174,795   $     90,906
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ......         0.89%          0.87%          0.87%          0.88%          0.91%
     After reimbursement of expenses by Adviser .......         0.89%          0.87%          0.87%          0.88%          0.91%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(b) ...         1.69%          2.01%          2.25%          2.19%          1.77%
     After reimbursement of expenses by Adviser(b) ....         1.69%          2.01%          2.25%          2.19%          1.77%
   Portfolio Turnover .................................        41.18%         32.87%         44.80%         54.51%         34.79%(c)

------------------------------------------
(a)  Montag & Caldwell Balanced Fund - Class I commenced investment operations on December 31, 1998.
(b)  The Trust adopted the  provisions of the AICPA Audit Guide for Investment  Companies  effective
     November 1, 2001 and  reclassed  paydown gain (loss) from  realized  gain (loss) to  investment income.  The effect of the  changes for the year ended  October 31, 2002 on the net  investment income  per share,  net  realized  and  unrealized  gain  (loss) per share and the ratio of net investment  income  before and after  reimbursement  to average net assets is  $(0.02),  $0.02,
     (0.10)% and (0.10)%,  respectively.  Years prior to October 31, 2002 have not been adjusted for this change.
(c)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------
INTERNATIONAL EQUITY FUND - CLASS N                             OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR        TEN MONTHS        YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02       10/31/01       12/31/00       12/31/99       12/31/98
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...... $       9.26   $      11.44   $      17.82   $      25.08   $      18.97   $      15.38
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .........         0.09          (0.04)(a)       0.03          (0.06)          0.04           0.01
     Net realized and unrealized gain (loss)
       on investments .....................         1.52          (2.14)(a)      (5.48)         (5.66)          7.75           3.85
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations ...         1.61          (2.18)         (5.45)         (5.72)          7.79           3.86
                                            ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........           --             --             --             --             --          (0.09)
     Distributions from net realized
       gain on investments ................           --             --          (0.93)         (1.54)         (1.68)         (0.18)
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions ................           --             --          (0.93)         (1.54)         (1.68)         (0.27)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value          1.61          (2.18)         (6.38)         (7.26)          6.11           3.59
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $      10.87   $       9.26   $      11.44   $      17.82   $      25.08   $      18.97
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................        17.51%        (19.14)%       (31.33)%(b)    (22.87)%        41.86%         25.43%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $     10,244   $     15,581   $     78,252   $    130,699   $    204,922   $    142,862
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         2.19%          1.67%          1.36%          1.31%          1.31%          1.38%
     After reimbursement of
       expenses by Adviser ................         1.41%          1.41%          1.35%          1.31%          1.31%          1.38%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.04%         (0.26)%         0.26%         (0.17)%         0.15%          0.02%
     After reimbursement of
       expenses by Adviser ................         0.82%          0.00%          0.27%         (0.17)%         0.15%          0.02%
   Portfolio Turnover .....................        67.83%         51.37%         29.55%(b)      38.00%         31.00%         31.00%

--------------------------------------
 (a)  The selected per share data was calculated using weighted average shares method for the period.
 (b)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
------------------------
BOND FUND - CLASS N                                             OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                             10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                           ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ..................   $      10.06   $      10.34   $       9.73   $       9.71   $      10.27
                                                           ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) ..........................           0.39           0.51           0.61           0.66           0.61
     Net realized and unrealized
       gain (loss) on investments(a) ...................           0.07          (0.24)          0.62             --          (0.51)
                                                           ------------   ------------   ------------   ------------   ------------
       Total from investment operations ................           0.46           0.27           1.23           0.66           0.10
                                                           ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ........................          (0.45)         (0.55)         (0.62)         (0.64)         (0.61)
     Distributions from net realized
       gain on investments .............................             --             --             --             --          (0.05)
                                                           ------------   ------------   ------------   ------------   ------------
       Total distributions .............................          (0.45)         (0.55)         (0.62)         (0.64)         (0.66)
                                                           ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .............           0.01          (0.28)          0.61           0.02          (0.56)
                                                           ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .........................   $      10.07   $      10.06   $      10.34   $       9.73   $       9.71
                                                           ============   ============   ============   ============   ============
TOTAL RETURN ...........................................           4.58%          2.80%         13.09%          6.98%          1.02%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ................   $    202,021   $    229,676   $    369,597   $    104,960   $    133,408
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ......................................           0.92%          0.92%          0.96%          0.95%          0.93%
     After reimbursement of expenses
       by Adviser ......................................           0.74%          0.74%          0.74%          0.76%(b)       0.80%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(a) ...................................           3.69%          4.87%          5.90%          6.53%          5.91%
     After reimbursement of expenses
       by Adviser(a) ...................................           3.87%          5.05%          6.12%          6.72%          6.04%
   Portfolio Turnover ..................................         126.94%         77.19%         61.78%         39.27%         49.83%

----------------------------------
(a)  The Trust adopted the  provisions of the AICPA Audit Guide for Investment  Companies  effective
     November 1, 2001 and  reclassed  paydown gain (loss) from  realized  gain (loss) to  investment income.  The effect of the  changes for the year ended  October 31, 2002 on the net  investment income  per share,  net  realized  and  unrealized  gain  (loss) per share and the ratio of net investment  income  before and after  reimbursement  to average net assets is  $(0.03),  $0.03,
     (0.23)% and (0.23)%,  respectively.  Years prior to October 31, 2002 have not been adjusted for this change.
(b)  The Adviser's expense  reimbursement  level, which affects the net expense ratio,  changed from
     0.80% to 0.74% on February 15, 2000.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------
BOND FUND - CLASS I                                             OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        YEAR           YEAR           YEAR          PERIOD
                                                                        ENDED          ENDED          ENDED          ENDED
                                                                      10/31/03       10/31/02       10/31/01      10/31/00(A)
                                                                    ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ............................  $      10.06   $      10.34   $       9.73   $       9.64
                                                                    ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(b) ....................................          0.41           0.56           0.64           0.17
     Net realized and unrealized gain (loss) on investments(b) ...          0.07          (0.26)          0.62           0.09
                                                                    ------------   ------------   ------------   ------------
       Total from investment operations ..........................          0.48           0.30           1.26           0.26
                                                                    ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...         (0.47)         (0.58)         (0.65)         (0.17)
     Distributions from net realized gain on investments .........            --             --             --             --
                                                                    ------------   ------------   ------------   ------------
       Total distributions .......................................         (0.47)         (0.58)         (0.65)         (0.17)
                                                                    ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .......................          0.01          (0.28)          0.61           0.09
                                                                    ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...................................  $      10.07   $      10.06   $      10.34   $       9.73
                                                                    ============   ============   ============   ============
TOTAL RETURN .....................................................          4.85%          3.07%         13.36%          2.70%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........................  $    300,363   $    262,924   $     79,444   $     49,432
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser .................          0.67%          0.67%          0.71%          0.70%
     After reimbursement of expenses by Adviser ..................          0.49%          0.49%          0.49%          0.51%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(b) ..............          3.94%          5.12%          6.15%          6.78%
     After reimbursement of expenses by Adviser(b) ...............          4.12%          5.30%          6.37%          6.97%
   Portfolio Turnover ............................................        126.94%         77.19%         61.78%         39.27%(c)

---------------------------------------
(a)  ABN AMRO Bond Fund - Class I commenced investment operations on July 31, 2000.
(b)  The Trust adopted the  provisions of the AICPA Audit Guide for Investment  Companies  effective
     November 1, 2001 and  reclassed  paydown gain (loss) from  realized  gain (loss) to  investment income.  The effect of the  changes for the year ended  October 31, 2002 on the net  investment income  per share,  net  realized  and  unrealized  gain  (loss) per share and the ratio of net investment  income  before and after  reimbursement  to average net assets is  $(0.01),  $0.01,
     (0.23)% and (0.23)%,  respectively.  Years prior to October 31, 2002 have not been adjusted for this change.
(c)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------
INVESTMENT GRADE BOND FUND - CLASS N                            OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                PERIOD
                                                                                 ENDED
                                                                              10/31/03(A)
                                                                             ------------
Net Asset Value, Beginning of Period. ....................................   $      10.08
                                                                             ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............................................           0.10(b)
     Net realized and unrealized loss on investments .....................          (0.23)(b)
                                                                             ------------
       Total from investment operations ..................................          (0.13)
                                                                             ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...........          (0.13)
                                                                             ------------
       Total distributions ...............................................          (0.13)
                                                                             ------------
Net decrease in net asset value ..........................................          (0.26)
                                                                             ------------
Net Asset Value, End of Period ...........................................   $       9.82
                                                                             ============
TOTAL RETURN .............................................................          (1.24)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..................................   $        257
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser .........................           1.18%
     After reimbursement of expenses by Adviser ..........................           0.89%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser .........................           2.58%
     After reimbursement of expenses by Adviser ..........................           2.87%
   Portfolio Turnover ....................................................         105.35%

--------------------------------------------
(a)  ABN AMRO Investment Grade Bond Fund - Class N commenced operations on June 30, 2003.
(b)  The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------
INVESTMENT GRADE BOND FUND - CLASS I(A)                         OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR        SIX MONTHS        YEAR           YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02        4/30/02        4/30/01        4/30/00        4/30/99
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...... $      10.33   $       9.96   $       9.88   $       9.54   $       9.99   $      10.03
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.34(b)        0.24           0.54           0.57           0.57           0.58
     Net realized and unrealized gain
       (loss) on investments ..............        (0.10)(b)       0.41           0.08           0.34          (0.44)         (0.03)
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations ...         0.24           0.65           0.62           0.91           0.13           0.55
                                            ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........        (0.44)         (0.28)         (0.54)         (0.57)         (0.57)         (0.58)
     Distributions from net
       realized gain on investments .......        (0.31)            --             --             --             --              --
     Contribution (return) of capital .....           --             --             --             --          (0.01)         (0.01)
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions ................        (0.75)         (0.28)         (0.54)         (0.57)         (0.58)         (0.59)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value         (0.51)          0.37           0.08           0.34          (0.45)         (0.04)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       9.82   $      10.33   $       9.96   $       9.88   $       9.54   $       9.99
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         2.47%          6.60%(c)       6.38%          9.76%          1.40%          5.60%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $     48,773   $     54,748   $     83,142   $     90,771   $     93,202   $     86,920
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser .........................         0.93%          1.06%          1.05%          1.05%          1.02%          1.03%
     After reimbursement of expenses
       by Adviser .........................         0.64%          0.65%          0.60%          0.60%          0.57%          0.57%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser .........................         3.14%          4.11%          4.93%          5.39%          5.48%          5.39%
     After reimbursement of expenses
       by Adviser .........................         3.43%          4.52%          5.38%          5.84%          5.93%          5.85%
   Portfolio Turnover .....................       105.35%         80.49%(c)      17.00%         28.00%         27.00%         20.00%

---------------------------------------------
(a)  Prior  to June 17,  2002,  the ABN AMRO  Investment  Grade  Bond  Fund  was  formerly  known as
     Independence One Fixed Income Fund. The information presented in the table represents financial and performance history of Independence One Fixed Income Trust Class. See Note A for details of the reorganization.
(b)  The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------
HIGH YIELD BOND FUND - CLASS N AND CLASS I                      OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS N        CLASS I
                                                                          ------------   ------------
                                                                             PERIOD         PERIOD
                                                                              ENDED          ENDED
                                                                           10/31/03(A)    10/31/03(A)
                                                                          ------------   ------------
Net Asset Value, Beginning of Period. .................................   $      10.00   $      10.00
                                                                          ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ............................................           0.18           0.19
     Net realized and unrealized gain on investments ..................           0.17           0.17
                                                                          ------------   ------------
       Total from investment operations ...............................           0.35           0.36
                                                                          ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ........          (0.20)         (0.21)
                                                                          ------------   ------------
       Total distributions ............................................          (0.20)         (0.21)
                                                                          ------------   ------------
Net increase in net asset value .......................................           0.15           0.15
                                                                          ------------   ------------
Net Asset Value, End of Period ........................................   $      10.15   $      10.15
                                                                          ============   ============
TOTAL RETURN ..........................................................           3.67%(b)       3.76%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...............................   $     10,425   $     10,282
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ......................           1.25%          1.00%
     After reimbursement of expenses by Adviser .......................           0.80%          0.55%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser ......................           4.99%          5.24%
     After reimbursement of expenses by Adviser .......................           5.44%          5.69%
   Portfolio Turnover .................................................          16.23%(b)      16.23%(b)

-------------------------------------------
(a)  ABNAMRO High Yield Bond Fund - Class N and Class I commenced investment  operations on June 30,
     2003.
(b)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------
MUNICIPAL BOND FUND - CLASS N                                   OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR           YEAR           YEAR           YEAR           YEAR
                                                             ENDED          ENDED          ENDED          ENDED          ENDED
                                                           10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                         ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. .................. $      10.56   $      10.43   $       9.92   $       9.73   $      10.36
                                                         ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............................         0.37           0.41           0.47           0.48           0.46
     Net realized and unrealized gain
       (loss) on investments ...........................         0.09           0.13           0.51           0.21          (0.63)
                                                         ------------   ------------   ------------   ------------   ------------
       Total from investment operations ................         0.46           0.54           0.98           0.69          (0.17)
                                                         ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ........................        (0.37)         (0.41)         (0.47)         (0.50)         (0.46)
                                                         ------------   ------------   ------------   ------------   ------------
       Total distributions .............................        (0.37)         (0.41)         (0.47)         (0.50)         (0.46)
                                                         ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .............         0.09           0.13           0.51           0.19          (0.63)
                                                         ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................... $      10.65   $      10.56   $      10.43   $       9.92   $       9.73
                                                         ============   ============   ============   ============   ============
TOTAL RETURN ...........................................         4.45%          5.32%         10.09%          7.30%         (1.77)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ................ $     48,047   $     54,264   $     48,222   $     18,903   $     17,219
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ......................................         0.90%          0.81%          1.06%          1.17%          1.20%
     After reimbursement of expenses
       by Adviser ......................................         0.50%          0.50%          0.18%(a)       0.10%          0.10%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser ......................................         3.10%          3.62%          3.67%          3.82%          3.45%
     After reimbursement of expenses
       by Adviser ......................................         3.50%          3.93%          4.55%          4.89%          4.55%
   Portfolio Turnover ..................................        59.47%         53.17%         60.10%         91.58%         22.83%

---------------------------------
(a)  The Adviser's expense  reimbursement  level, which affects the net expense ratio,  changed from
     0.10% to 0.50% on September 24, 2001.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------
INVESTOR MONEY MARKET FUND - CLASS N                            OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                         10/31/03       10/31/02       10/31/01       10/31/00       10/31/99
                                                       ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...............   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                       ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .........................           0.01           0.01           0.04           0.06           0.05
                                                       ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .......................          (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                                       ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                       ============   ============   ============   ============   ============
TOTAL RETURN .......................................           0.78%          1.37%          4.40%          5.90%          4.76%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............   $    236,811   $    340,537   $    484,148   $    359,483   $    335,140
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser ..................................           0.51%          0.52%          0.51%          0.50%          0.51%
     After reimbursement of expenses
       by Adviser ..................................           0.51%          0.52%          0.51%          0.50%          0.51%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser ..................................           0.78%          1.39%          4.24%          5.72%          4.63%
     After reimbursement of expenses
       by Adviser ..................................           0.78%          1.39%          4.24%          5.72%          4.63%


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------
                                                                OCTOBER 31, 2003
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 28 separate portfolios.

Twenty-one Funds of the Trust are included in these financial statements: ABN AMRO Growth Fund (the "Growth Fund") (formerly ABN AMRO/Chicago Capital Growth
Fund), ABN AMRO/Montag & Caldwell Growth Fund (the "M&C Growth Fund"), ABN AMRO/TAMRO Large Cap Value Fund (the "TAMRO Large Cap Value Fund"), ABN AMRO Value Fund (the "Value Fund"), ABN AMRO/Veredus Select Growth Fund (the "Veredus Select Growth Fund"), ABN AMRO Mid Cap Fund (the "Mid Cap Fund") (formerly ABN AMRO/Talon Mid Cap Fund), ABN AMRO/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund"), ABN AMRO/Veredus Aggressive Growth Fund (the "Veredus Aggressive Growth Fund"), ABN AMRO Real Estate Fund (the "Real Estate Fund"), ABN AMRO/Veredus SciTech Fund (the "Veredus SciTech Fund"), ABN AMRO Equity Plus Fund (the "Equity Plus Fund"), ABN AMRO Select Small Cap Fund (the "Select Small Cap Fund"), ABN AMRO Balanced Fund (the "Balanced Fund") (formerly ABN AMRO/Chicago Capital Balanced Fund), ABN AMRO/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), ABN AMRO International Equity Fund (the "International Equity Fund"), ABN AMRO Global Emerging Markets Fund (the "Global Emerging Markets Fund"), ABN AMRO Bond Fund (the "Bond Fund") (formerly ABN AMRO/Chicago Capital Bond Fund), ABN AMRO Investment Grade Bond Fund (the "Investment Grade Bond Fund"), ABN AMRO High Yield Bond Fund (the "High Yield Bond Fund"), ABN AMRO Municipal Bond Fund (the "Municipal Bond Fund") (formerly ABN AMRO/Chicago Capital Municipal Bond Fund) and ABN AMRO Investor Money Market Fund (the "Investor Money Market Fund") (formerly ABN AMRO/Chicago Capital Money Market
Fund) (each a "Fund" and collectively, the "Funds"). Global Emerging Markets Fund has not yet commenced operations as of October 31, 2003.

FUND ACQUISITIONS - 2002

The Board of Trustees held special meetings and approved plans to merge certain existing ABN AMRO Funds in tax-free plans of reorganizations during fiscal 2002, as follows:

DATE OF TRUSTEE MEETING        ACQUIRED FUND                           SUCCESSOR FUND             MERGER DATE
-----------------------        -------------                           --------------             ------------
      1/21/02          Chicago Capital Small Cap Value Fund          TAMRO Small Cap Fund            4/15/02
      3/21/02          ABN AMRO Growth Fund                          Chicago Capital Growth Fund     9/20/02
      3/21/02          ABN AMRO Small Cap Fund                       TAMRO Small Cap Fund            9/20/02

In conjunction with these transactions, details pertaining to the acquired and successor funds are included in the tables below:

                                        SHARES EXCHANGED       NET ASSETS       UNREALIZED GAIN (LOSS)
ACQUIRED FUND                               IN MERGER       AT DATE OF MERGER     AT DATE OF MERGER
-------------                               ----------      ------------------    -----------------
Chicago Capital Small Cap Value Fund ...   2,350,367         $ 30,608,249           $   8,484,763
ABN AMRO Growth Fund ...................   1,436,377           12,478,751              (2,339,305)
ABN AMRO Small Cap Fund ................     750,503            6,962,434                (946,395)

                                      CLASS N SHARES ISSUED     NET ASSETS           NET ASSETS
SUCCESSOR FUND                              AT MERGER         BEFORE MERGER          AFTER MERGER
--------------                              ---------         --------------         ------------
TAMRO Small Cap Fund ...................   2,231,397         $ 28,007,009           $  58,615,258
Chicago Capital Growth Fund ............     709,638          687,196,561             699,675,312
TAMRO Small Cap Fund ...................     662,080           34,207,297              41,169,731

FUND ACQUISITIONS: INDEPENDENCE ONE MUTUAL FUNDS

At a meeting held on December 20, 2001, the Board approved an Agreement and Plan of Reorganization (the "Independence One Agreement"), providing the acquisition of all of the portfolios of the Independence One Mutual Funds. A number of Independence One Mutual Funds were merged with existing ABN AMROFunds in tax-free exchanges of shares. Details with respect to these transactions are as follows:

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

DATE OF TRUSTEE MEETING  ACQUIRED INDEPENDENCE ONE MUTUAL FUND                      SUCCESSOR FUND             MERGER DATE
-----------------------  -------------------------------------                      --------------             -----------
      12/20/01            International Equity Fund                              International Equity Fund        6/10/02
      12/20/01            Investment Grade Bond Fund (formerly Independence One  Investment Grade Bond Fund       6/17/02
                          Fixed Income Fund) & U.S. Government Securities Fund

In conjunction with these transactions, details pertaining to the acquired and successor funds are included in the tables below:

                                                                                                           UNREALIZED
                                        CLASS A SHARES         CLASS B SHARES          NET ASSETS        GAIN (LOSS) AT
ACQUIRED INDEPENDENCE ONE MUTUAL FUND EXCHANGED IN MERGER    EXCHANGED IN MERGER    AT DATE OF MERGER    DATE OF MERGER
------------------------------------- -------------------    -------------------    -----------------    ---------------
International Equity Fund .............   1,657,493                    --              $13,673,852         $(1,907,727)
U.S. Government Securities Fund .......   2,913,747                42,658               30,373,077           1,970,341

                                          SHARES ISSUED       NET ASSETS          NET ASSETS
SUCCESSOR FUND                              AT MERGER       BEFORE MERGER        AFTER MERGER
--------------                              ---------       -------------        ------------
International Equity Fund .............    1,203,248 (N)     $ 23,587,856        $ 37,261,708
Investment Grade Bond Fund ............    3,017,497 (I)       80,617,395         110,990,472

In related transactions, the assets and liabilities of other Independence One Mutual Funds were transferred to corresponding ABN AMRO Funds in exchange for shares in such ABN AMRO Funds. On June 17, 2002, Independence One Small Cap Fund
- Class A shares became ABN AMRO Select Small Cap Fund - Class N shares. Independence One Equity Plus Fund - Class A shares and B shares, merged into
Independence One Equity Fund - Trust Class shares and became ABN AMRO Equity Plus Fund - Class I shares. In conjunction with this transaction, details pertaining to the acquired and successor funds are included in the table below:

                                           CLASS A SHARES          CLASS B SHARES         TRUST SHARES           NET ASSETS
ACQUIRED INDEPENDENCE ONE MUTUAL FUND    EXCHANGED IN MERGER    EXCHANGED IN MERGER    EXCHANGED IN MERGER   AT DATE OF MERGER
-------------------------------------    -------------------    -------------------    -------------------   ------------------
Equity Plus Fund ......................         67,215                 329,389              11,143,396          $160,572,887

                                            CLASS I SHARES        SUCCESSOR FUND
SUCCESSOR FUND                             ISSUED AT MERGER         NET ASSETS
--------------                           --------------------   ------------------
Equity Plus Fund ......................     11,537,526            $160,572,887

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States. Certain reclassifications have been made to prior year financial information to conform with current year presentations.

(1) SECURITY VALUATION: Equity securities and index options traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price ("NOCP"), when appropriate. If no last sale price or NOCP, when appropriate, is reported, the mean of the last bid and asked prices is used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at the fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost which approximates fair value. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. For Investor Money Market Fund, all securities are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to

                ABN AMRO FUNDS
------------------------------
                                                                OCTOBER 31, 2003
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(4) WHEN ISSUED/DELAYED DELIVERY SECURITIES: The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. At October 31, 2003, Balanced Fund, Bond Fund, Investment Grade Bond Fund and Municipal Bond Fund had when issued and delayed delivery purchase commitments of $1,659,728, $7,041,271, $2,729,461 and $1,000,000, respectively.

(5) MORTGAGE-BACKED SECURITIES: Balanced Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund, High Yield Bond Fund and Municipal Bond Fund may invest in mortgage-backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government

National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported by the credit of the issuer. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Funds listed above may also invest in  collateralized  mortgage  obligations
(CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A planned amortization class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

These Funds may also utilize interest only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(6) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Premiums and discounts are amortized or accreted on a straight-line method for the Investor Money Market Fund and effective yield on fixed income securities on all other Funds. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the identified cost method.

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS - CONTINUED
------------------------------------------

(7) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using a current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(8) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2003, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:

FUND                                   2007           2008           2009             2010           2011           TOTAL
----                                   ----           ----           ----             ----           ----           ------
Growth Fund ....................   $         --   $21,737,222   $  16,345,479   $  21,762,275  $   9,280,318  $  69,125,294
M&C Growth Fund ................             --            --     113,814,617     269,879,575     72,782,075    456,476,267
TAMRO Large Cap Value Fund .....             --            --          23,647       1,428,177             --      1,451,824
Value Fund .....................             --            --              --      19,307,363      1,555,038     20,862,401
Veredus Select Growth Fund .....             --            --              --         487,624             --        487,624
Veredus Aggressive Growth Fund .             --            --      15,756,886     166,261,994             --    182,018,880
Veredus SciTech Fund ...........             --            --         545,680       1,041,291             --      1,586,971
Balanced Fund ..................             --            --       4,717,846       8,721,960             --     13,439,806
M&C Balanced Fund ..............             --            --      16,152,430      18,558,256      2,978,228     37,688,914
International Equity Fund ......      4,656,592       969,329       3,968,920      17,436,919      2,058,808     29,090,568
Bond Fund ......................             --       287,399              --       2,478,635             --      2,766,034
High Yield Bond Fund ...........             --            --              --              --         37,818         37,818


(9) MULTI-CLASS OPERATIONS: With respect to Growth Fund, M&C Growth Fund, Veredus Aggressive Growth Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund, each class offered by these Funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses include distribution fees, shareholder servicing fees and sub-transfer agent fees.

(10) ORGANIZATION COSTS: Certain costs incurred in connection with Veredus Aggressive Growth Fund and Real Estate Fund organization were capitalized and have been amortized on a straight-line basis over the five years commencing on June 30, 1998 through June 30, 2003 and December 31, 1997 through December 31, 2002, respectively. Funds commencing operations subsequent to June 30, 1998 had their organization costs paid by the Adviser.

(11) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are distributed at least annually.

                ABN AMRO FUNDS
------------------------------
                                                                OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

The  following  funds  distribute   dividends  from  net  investment  income  to
shareholders quarterly and net realized gains from investment transactions, if any, are distributed at least annually:

Growth Fund
M&C Growth Fund
TAMRO Large Cap Value Fund
Value Fund
Veredus  Select  Growth Fund
Mid Cap Fund
TAMRO Small Cap Fund
Veredus  Aggressive Growth
Real Estate Fund
Veredus SciTech Fund
Equity Plus Fund
Select Small Cap Fund
Balanced Fund
M&C Balanced Fund

International Equity Fund distributes dividends from net investment income and net realized gains from investment transactions, if any, at least annually.

Municipal Bond Fund declares dividends daily and pays net investment income monthly and net realized gains, if any, at least annually. Investor Money Market Fund declares dividends daily from its net investment income. Investor Money Market Fund and Municipal Bond Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option.
Differences in dividends per share between classes of Growth Fund, M&C Growth Fund, Veredus Aggressive Growth Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                                         NET INCREASE/(DECREASE)
                            ------------------------------------------------
                                ACCUMULATED         ACCUMULATED
                             UNDISTRIBUTED NET     NET REALIZED     PAID IN
FUND                         INVESTMENT INCOME       GAIN/LOSS      CAPITAL
----                        ------------------      ------------    --------
Growth Fund ..................  $   437,651          $      --     $(437,651)
TAMROLarge Cap Value Fund ....           --           (636,779)      636,779
Value Fund ...................       (3,079)             3,079            --
Veredus Select Growth Fund ...       10,407                 --       (10,407)
TAMRO Small Cap Fund .........       31,151            (31,151)           --
Mid Cap Fund .................      644,092                 --      (644,092)
Veredus Aggressive Growth Fund    3,444,562                 --    (3,444,562)
Real Estate Fund .............     (368,007)           368,007            --
Veredus SciTech Fund .........       27,680                 --       (27,680)
Select Small Cap Fund ........       39,746              2,440       (42,186)
Balanced Fund ................      419,479           (419,479)           --
M&C Balanced Fund ............      108,031           (108,031)           --
International Equity Fund ....      (68,038)            68,038            --
Bond Fund ....................    3,512,028         (3,512,028)           --
Investment Grade Bond Fund ...      413,344           (413,344)           --
High Yield Bond Fund .........        3,977             (3,977)           --

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during 2003 and 2002 was as follows:

                                      DISTRIBUTIONS PAID IN 2003                   DISTRIBUTIONS PAID IN 2002
                                  ------------------------------------         ----------------------------------

                             TAX-EXEMPT                       LONG-TERM     TAX-EXEMPT                       LONG-TERM
                               INCOME     ORDINARY INCOME   CAPITAL GAINS     INCOME     ORDINARY INCOME   CAPITAL GAINS
                               ------     ---------------   -------------     ------    ----------------   -------------
Growth Fund ................  $      --    $        --     $       --    $       --      $        --        $ 1,289,249
M&C Growth Fund ............         --     14,063,027             --            --        8,332,241                 --
TAMRO Large Cap Value Fund .         --        107,255             --            --           54,062                 --
Value Fund .................         --      2,671,906             --            --        1,101,116          2,051,354
Mid Cap Fund ...............         --             --             --            --               --            713,163
TAMRO Small Cap Fund .......         --             --             --            --           35,662              1,558
Real Estate Fund ...........         --        740,295        898,102            --          596,329            363,547
Equity Plus Fund ...........         --      1,423,331      6,389,707            --          742,470         10,423,095
Balanced Fund ..............         --      4,352,069             --            --        6,116,976            585,421
M&C Balanced Fund ..........         --      3,967,528             --            --        5,505,477                 --
Bond Fund ..................         --     25,014,471             --            --       24,505,530                 --
Investment Grade Bond Fund .         --      2,349,011      1,543,571            --        1,836,849                 --
High Yield Bond Fund .......         --        294,453             --           N/A              N/A                N/A
Municipal Bond Fund ........  1,777,278             --             --     2,004,217              --                  --
Investor Money Market Fund .         --      2,849,917             --            --        5,426,946                 --

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                 CAPITAL LOSS     UNDISTRIBUTED     UNDISTRIBUTED    UNDISTRIBUTED      UNREALIZED
                                 CARRYFORWARD    ORDINARY INCOME  TAX-EXEMPT INCOME LONG-TERM GAIN     APPRECIATION
                                -------------    ---------------  ----------------- --------------     ------------
Growth Fund ..................  $(69,125,294)    $         --       $        --      $        --      $150,143,750
M&C Growth Fund ..............  (456,476,267)       1,493,636                --               --       223,009,526
TAMRO Large Cap Value Fund ...    (1,451,824)           6,165                --               --           807,743
Value Fund ...................   (20,862,401)         200,478                --               --        13,574,487
Veredus Select Growth Fund ...      (487,624)              --                --               --           150,911
Mid Cap Fund .................            --               --                --          654,961        30,300,049
TAMRO Small Cap Fund .........            --        4,876,999                --        4,162,222         9,779,921
Veredus Aggressive Growth Fund  (182,018,880)              --                --               --        96,962,667
Real Estate Fund .............            --          239,844                --          504,774         7,879,123
Veredus SciTech Fund .........    (1,586,971)              --                --               --           356,418
Equity Plus Fund .............            --          126,790                --       12,686,145        19,406,340
Select Small Cap Fund ........            --               --                --          678,166         3,702,552
Balanced Fund ................   (13,439,806)         655,292                --               --        42,831,129
M&C Balanced Fund ............   (37,688,914)         567,381                --               --        16,782,944
International Equity Fund ....   (29,090,568)          12,596                --               --            13,921
Bond Fund ....................    (2,766,034)       2,302,261                --               --         2,860,490
Investment Grade Bond Fund ...            --          160,604                --        1,396,278           260,782
High Yield Bond Fund .........       (37,818)         126,038                --               --           345,092
Municipal Bond Fund ..........            --          250,780            81,597          437,915         2,600,480
Investor Money Market Fund ...            --          118,072                --               --                --

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 2003, ABN AMRO Asset Management Holdings, Inc. owned 5,540 shares of Growth Fund, Class C and 5,540 shares of Class R, 5,373 shares of M&C Growth Fund, Class R, 100,000 shares of Veredus Select Growth Fund, 9,901 shares of Investment Grade Bond Fund, Class N, 999,987 shares of High Yield Bond Fund, Class N and 999,986 shares of Class I. Share Transactions of the Funds are as follows:

YEAR ENDED OCTOBER 31, 2003

                                                  REINVESTMENT                        REDEMPTION  NET INCREASE/(DECREASE)
CLASS N                              SOLD       OF DISTRIBUTIONS      REDEEMED          IN KIND    IN SHARES OUTSTANDING
-------                              ----       ----------------     ---------          -------    ---------------------
Growth Fund ...................   21,875,290               --       (13,128,612)              --         8,746,678
M&C Growth Fund ...............   24,124,168               --       (15,018,263)              --         9,105,905
TAMRO Large Cap Value Fund ....      471,857           11,842          (354,462)        (400,737)         (271,500)
Value Fund ....................    8,060,092          100,007        (1,116,476)              --         7,043,623
Veredus Select Growth Fund ....       57,417               --          (139,055)              --           (81,638)
Mid Cap Fund ..................   10,462,766               --        (7,006,337)              --         3,456,429
TAMRO Small Cap Fund ..........    1,540,664               --        (1,523,548)              --            17,116
Veredus Aggressive Growth Fund    22,546,882               --       (20,870,597)              --         1,676,285
Real Estate Fund ..............    2,272,309           88,526          (370,819)              --         1,990,016
Veredus SciTech Fund ..........      476,416               --          (326,935)              --           149,481
Select Small Cap Fund .........      555,733               --        (1,522,825)              --          (967,092)
Balanced Fund .................    6,989,770          424,415        (8,272,700)              --          (858,515)
M&C Balanced Fund .............    4,233,971           96,359        (3,087,931)              --         1,242,399
International Equity Fund .....      783,758               --        (1,524,230)              --          (740,472)
Bond Fund .....................    8,228,971          755,253       (11,749,446)              --        (2,765,222)
Investment Grade Bond Fund (a)        26,096               94               (34)              --            26,156
High Yield Bond Fund (b) ......       66,030            3,295           (42,723)              --            26,602
Municipal Bond Fund ...........    2,858,408           50,827        (3,532,778)              --          (623,543)
Investor Money Market Fund ....  952,930,175          352,027    (1,057,008,185)              --      (103,725,983)

(a) Investment Grade Bond Fund began issuing Class N Shares on June 30, 2003.
(b) High Yield Bond Fund Commenced investment operations on June 30, 2003. Shares sold does not reflect initial investment of 1,000,000 shares.

                ABN AMRO FUNDS
------------------------------
                                                                OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  REINVESTMENT                  NET INCREASE/(DECREASE)
CLASS I                              SOLD       OF DISTRIBUTIONS      REDEEMED   IN SHARES OUTSTANDING
-------                              ----       ----------------     ---------  -----------------------
Growth Fund ....................   6,619,058               --        (1,864,500)       4,754,558
M&C Growth Fund ................  48,422,532          637,229       (14,744,081)      34,315,680
Veredus Aggressive Growth Fund .   2,438,986               --        (1,975,075)         463,911
Equity Plus Fund ...............     402,164           50,595        (4,059,377)      (3,606,618)
M&C Balanced Fund ..............   1,878,207          166,601        (1,991,652)          53,156
Bond Fund ......................  15,710,264          372,717       (12,386,953)       3,696,028
Investment Grade Bond Fund .....   1,236,169           33,616        (1,600,898)        (331,113)
High Yield Bond Fund (a) .......      12,557            3,578            (3,453)          12,682

(a) High Yield Bond Fund commenced investment operations on June 30, 2003. Shares sold does not reflect initial investment of 1,000,000 shares.


YEAR ENDED OCTOBER 31, 2002

                                                  REINVESTMENT                          ISSUED           NET INCREASE/(DECREASE)
CLASS N                              SOLD       OF DISTRIBUTIONS      REDEEMED  DUE TO MERGER (NOTE A)   IN SHARES OUTSTANDING
--------                             ----       ----------------      --------  ----------------------   -----------------------
Growth Fund ...................   18,345,691           56,974        (9,049,976)         709,638               10,062,327
M&C Growth Fund ...............   22,275,058               --       (23,650,536)              --              (1,375,478)
TAMRO Large Cap Value Fund ....      776,731            5,813          (182,770)              --                  599,774
Value Fund ....................    4,799,097          143,897        (4,077,207)              --                  865,787
Veredus Select Growth Fund(a) .      326,822               --           (30,172)              --                  296,850
Mid Cap Fund ..................    6,462,166           38,832        (3,048,415)              --                3,452,583
TAMRO Small Cap Fund ..........    4,681,330            8,234        (3,917,124)       2,893,477                3,665,917
Veredus Aggressive Growth Fund    43,849,030               --       (31,669,337)              --               12,179,693
Real Estate Fund ..............      799,154           41,200          (348,694)              --                  491,660
Veredus SciTech Fund ..........      329,325               --          (216,928)              --                  112,397
Select Small Cap Fund (b) .....      284,424              685          (697,361)              --                (412,252)
Balanced Fund .................    8,264,150          611,239       (10,887,884)              --              (2,012,495)
M&C Balanced Fund .............    5,828,379          121,872        (8,088,350)              --              (2,138,099)
International Equity Fund .....    1,371,506               --        (7,729,609)       1,203,248              (5,154,855)
Bond Fund .....................   12,647,569          902,363       (26,459,149)              --             (12,909,217)
Municipal Bond Fund ...........    2,617,849           32,548        (2,136,168)              --                 514,229
Investor Money Market Fun .....1,251,231,222          628,304    (1,395,470,355)              --            (143,610,829)

(a) Veredus Select Growth commenced investment  operations on December 31, 2001.
(b) Represents a six month period from May 1, 2002 to October 31, 2002.


                                                  REINVESTMENT                          ISSUED          NET INCREASE/(DECREASE)
CLASS I                              SOLD       OF DISTRIBUTIONS      REDEEMED  DUE TO MERGER (NOTE A)   IN SHARES OUTSTANDING
-------                              ----       ----------------      --------  ----------------------  ------------------------
Growth Fund ...................    7,119,285            4,288        (1,224,139)             --                5,899,434
M&C Growth Fund ...............   37,063,756          341,306       (14,991,767)             --              (22,413,295)
Veredus Aggressive Growth Fund     4,897,907               --          (610,318)             --                4,287,589
Equity Plus Fund(a) ...........      475,127           52,780        (2,540,463)             --               (2,012,556)
M&C Balanced Fund .............    2,126,411          209,062        (4,228,145)             --               (1,892,672)
Bond Fund .....................   20,874,019          411,756        (2,824,120)             --               18,461,655
Investment Grade Bond Fund(a) .      565,429            1,581        (6,632,849)      3,017,497               (3,048,342)

(a) Represents a six month period from May 1, 2002 to October 31, 2002.

YEAR ENDED APRIL 30, 2002

                                                  REINVESTMENT                       NET (DECREASE)
                                     SOLD       OF DISTRIBUTIONS     REDEEMED    IN SHARES OUTSTANDING
                                     ----       ----------------     ---------   ---------------------
Equity Plus Fund, Class I .........  781,592            77,285     (3,581,714)       (2,722,837)
Select Small Cap Fund, Class N ....  346,633             5,811       (728,770)         (376,326)
Investment Grade Bond Fund, Class I  530,869           148,508     (1,520,857)         (841,480)

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended October 31, 2003 were as follows:

                        AGGREGATE PURCHASES            PROCEEDS FROM SALES
                        -------------------            -------------------
                    U.S. GOVERNMENT      OTHER     U.S. GOVERNMENT       OTHER
                    ---------------      -----     ---------------       ------
Growth Fund .......    $      --   $  323,801,476      $      --     $67,768,573
M&C Growth Fund ...           --    1,522,614,412             --     926,500,432
TAMRO Large Cap
  Value Fund (a) ..           --       10,071,112             --       9,068,192
Value Fund ........           --      145,896,274             --      88,761,170
Veredus Select
  Growth Fund .....           --        7,129,437             --       7,782,481
Mid Cap Fund ......           --      124,106,147             --      65,389,445
TAMRO Small Cap
  Fund ............           --       53,244,862             --      52,988,219
Veredus Aggressive
  Growth Fund .....           --      612,319,323             --     596,295,200
Real Estate Fund ..           --       23,070,138             --       4,080,866
Veredus SciTech
  Fund ............           --        9,410,224             --       8,502,770
Equity Plus Fund ..           --          728,780             --      50,267,042
Select Small Cap
  Fund ............           --        4,630,819             --      14,220,520
Balanced Fund .....   68,242,726       69,328,000     80,307,157      69,961,935
M&C Balanced Fund .   26,229,670       72,673,227     14,494,471      73,710,188
International Equity
  Fund                        --        7,868,411             --      14,406,065
Bond Fund .........  252,050,088      446,394,424    304,540,567     373,017,708
Investment Grade
  Bond Fund .......   27,840,543       25,974,833     43,832,134      12,823,455
High Yield Bond
  Fund ............           --       22,123,001             --       2,404,512
Municipal Bond
  Fund ............           --       28,106,522             --      35,358,359

(a) The TAMRO Large Cap Value Fund had a redemption in kind on July 2, 2003 which resulted in a redemption out of the Fund of $3,915,202 and is excluded from the proceeds from sales above. The redemption is comprised of securities and cash in the amounts of $3,881,830 and $33,372, respectively.

NOTE (F) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various advisory agreements with the Funds, each Adviser provides the Funds with investment advisory services. Under terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on a specified annual rate of average daily net assets. In addition, certain Funds have an expense limitation agreement with the Adviser, which capped annual total expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets, respectively. Contractual expense limitation contracts are effective January 1, 2003 through February 29, 2004 with the exception of the following: Mid Cap Fund, Veredus Aggressive Growth Fund and Veredus SciTech Fund which are effective March 1, 2003 through February 29, 2004; High Yield Bond Fund and the Class N Shares of the Investment Grade Bond Fund, which are effective June 30, 2003 through June 30, 2004. The advisory rates and contractual expense limitations for the year ended October 31, 2003 were as follows:

                                                       CONTRACTUAL
                                                   EXPENSE LIMITATIONS
                                 ADVISORY FEES       CLASS N  CLASS I
                                 -------------       -------  -------
Growth Fund                          0.70%              N/A      N/A
M&C Growth Fund           0.80% on first $800,000,000
                            0.60% over $800,000,000     N/A      N/A
TAMRO Large Cap Value Fund           0.80%             1.20%     N/A
Value Fund                           0.80%             0.94%     N/A
Veredus Select Growth Fund           0.80%             1.30%     N/A
Mid Cap Fund*                        0.80%             1.40%     N/A
TAMRO Small Cap Fund                 0.90%             1.30%     N/A
Veredus Aggressive
  Growth Fund*                       1.00%             1.49%    1.24%
Real Estate Fund                     1.00%             1.37%     N/A
Veredus SciTech Fund*                1.00%             1.60%     N/A
Equity Plus Fund                     0.40%              N/A      N/A
Select Small Cap Fund                0.50%              N/A      N/A
Balanced Fund                        0.70%              N/A      N/A
M&C Balanced Fund                    0.75%              N/A      N/A
International Equity Fund            1.00%             1.41%     N/A
Bond Fund                            0.55%             0.74%    0.49%
High Yield Bond Fund                 0.45%             0.80%    0.55%
Investment Grade Bond Fund           0.70%             0.89%    0.64%
Municipal Bond Fund                  0.60%              N/A      N/A
Investor Money Market Fund           0.40%              N/A      N/A

* Effective March 1, 2003, contractual expense limitations changed from 1.30% to 1.40%, from 1.40% to 1.49%, from 1.15% to 1.24% and from 1.50% to 1.60%
     for Mid Cap Value Fund-Class N, Veredus Aggressive Growth Fund-Class N and Class I and Veredus SciTech Fund-Class N, respectively.

MFS Institutional Advisors, Inc. ("MFS") serves as the sub-adviser to Value Fund. thinkorswim Advisors, Inc. serves as sub-adviser to Equity Plus Fund and Select Small Cap Fund. For the period November 1, 2002 through September 30, 2003, Talon Asset Management, Inc. ("Talon") served as sub-adviser to Mid Cap Fund. Effective October 1, 2003, Optimum Investment Advisors, LP was named interim sub-adviser to Mid Cap Fund, replacing Talon. Sub-advisory fees are paid monthly by the Adviser.

ABN AMRO Investment Fund Services, Inc. (the "Administrator"), provides the Funds with various administrative services. Under terms of the administration agreement, administration and custody liaison fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets and a fixed charge that varies according to the size of the fund. The fee arrangements are as follows:

ADMINISTRATION FEES     ANNUAL RATE   CUSTODY LIAISON FEES     ANNUAL RATE
-------------------     -----------   --------------------    ------------
First $2 billion            0.060%    First $100 million        $10,000
$2 billion to               0.050     $100 million to
  $12.5 billion                         $500 million             15,000
Over $12.5 billion          0.045     Over $500 million          20,000

                ABN AMRO FUNDS
------------------------------
                                                                OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Funds. Under terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets, as follows:


SUB-ADMINISTRATION FEES                      ANNUAL RATE
-----------------------                      -----------
First $2 billion                                0.045%
$2 billion to $3 billion                        0.040%
$3 billion to $8 billion                        0.030%
$8 billion to $12 billion                       0.025%
Over $12 billion                                0.020%

Under the sub-administration agreement with PFPC, custody liaison fees are fixed at an annual rate of $10,000 per Fund.

ABN AMRO Distribution Services (USA) Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 distribution plans (the "Plans") adopted by the Funds, with the exception of Investor Money Market Fund, with respect to Class N shares, Class R shares and Class C shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class N average daily net assets, 0.50% of each participating Fund's Class R average daily net assets and 0.75% of each participating Fund's Class C average daily net assets. The Class I shares of Growth Fund, M&C Growth Fund, Veredus Aggressive Growth Fund, Equity Plus Fund, M&C Balanced Fund, Bond Fund, High Yield Bond Fund and Investment Grade Bond Fund do not have distribution plans.

The Funds have also adopted a shareholder servicing plan for the Class C shares. The Distributor is paid a fee at an annual rate up to 0.25% of the average daily net assets of the Class C shares, for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions and changing their dividend options, account designations and addresses.

In addition, some of the Funds, with respect to Class N shares and Class I shares, charge a sub-transfer agent fee pursuant to certain fee arrangements. For the year ended October 31, 2003, the fees charged to these Funds for Class N and Class I, which are included in the Transfer agent fees on the Statement of Operations, were as follows:

                                    SUB-TRANSFER AGENTS FEES
     FUND                          CLASS N             CLASS I
     ----                          -------             -------
     Growth Fund                  $ 167,374           $ 5,203
     M&C Growth Fund                318,663            19,452
     TAMRO Large Cap
      Value Fund                        357                --
     Value Fund                          18                --
     Mid Cap Fund                    36,014                --
     TAMRO Small Cap Fund             3,324                --
     Veredus Aggressive
      Growth Fund                   133,294             4,058
     Real Estate Fund                 1,953                --
     Veredus SciTech Fund               476                --
     Balanced Fund                    6,711                --
     M&C Balanced Fund                7,413                --
     International Equity Fund          232                --
     Bond Fund                       15,618                --
     Municipal Bond Fund              7,814                --

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee and non-affiliated interested and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $5,000 and reimburses each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $5,000 per year.

NOTE (G) CREDIT AGREEMENT: The Trust's line of credit agreement with J.P. Morgan Chase & Co. was terminated on February 18, 2003. On March 20, 2003, the Trust entered into a credit agreement with The Bank of Nova Scotia which provides the Trust with a revolving credit facility up to $50 million. The facility is shared by the Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility and the interest rate of outstanding loans is equivalent to the Federal Funds Rate or LIBOR ("London InterBank Offering Rate"), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2003, there were no borrowings outstanding against the line of credit. During the fiscal year, International Equity Fund borrowed $1,100,000 over seven days at an interest rate of 1.08%. Interest expense of $262 was paid for using this line of credit.

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

SUBSEQUENT EVENTS: (1) At a meeting held on September 18, 2003, the Board of Trustees of the Trust approved an Interim Sub-Investment Advisory Agreement between ABN AMRO Asset Management, Inc., on behalf of ABN AMRO Mid Cap Fund, and Optimum Investment Advisors LP. At a shareholder meeting to be held on December 22, 2003, shareholders of ABN AMRO Mid Cap Fund will be asked to approve a new Sub-Investment Advisory Agreement between ABN AMRO Asset Management, Inc., on behalf of ABN AMRO Mid Cap Fund, and Optimum Investment Advisors LP.

(2) Global Emerging Markets Fund, Class I, commenced investment operations on November 4, 2003.

         ABN AMRO FUNDS
-----------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of ABN AMRO Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth Fund, Montag & Caldwell Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Veredus Select Growth Fund, Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, Veredus SciTech Fund, Equity Plus Fund, Select Small Cap Fund, Balanced Fund, Montag & Caldwell Balanced Fund, International Equity Fund, Bond Fund, Investment Grade Bond Fund, High Yield Bond Fund, Municipal Bond Fund, and Investor Money Market Fund (the "Funds")(twenty of the Funds constituting the ABN AMRO Funds (the "Trust")), as of October 31, 2003 and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein except as indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Growth Fund, Montag & Caldwell Growth Fund, Mid Cap Fund, Veredus Aggressive Growth Fund, Veredus SciTech Fund, Balanced Fund, Montag & Caldwell Balanced Fund, Bond Fund, Municipal Bond Fund, and Investor Money Market Fund for the two periods prior to and including October 31, 2000, were audited by other auditors whose report dated December 18, 2000 expressed an unqualified opinion on those financial highlights. In addition, the statement of changes in net assets of the Equity Plus Fund, Select Small Cap Fund and Investment Grade Bond Fund for the year ended April 30, 2002 and the financial highlights for each of the indicated years prior to and including April 30, 2002 were audited by other auditors whose report dated May 31, 2002 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management,
as well as evaluating  the overall financial  statement  presentation.   We
believe  that  our  audits  provide  a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of ABN AMRO Funds as of October 31, 2003, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.



                                                        /S/ ERNST & YOUNG LLP


Chicago, Illinois
December 17, 2003

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED): In accordance with Federal tax law, the following ABN AMRO Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2003.

The following are the percentage of the income dividends qualifying for the dividends received deduction available to corporations:

NAME OF FUND                                          PERCENTAGE
------------                                          ----------
M&C Growth Fund .................................       100.00%
TAMRO Large Cap Value Fund ......................       100.00%
Value Fund ......................................       100.00%
Real Estate Fund ................................       100.00%
Equity Plus Fund ................................       100.00%
Balanced Fund ...................................        42.53%
M&C Balanced Fund ...............................        49.25%
Investment Grade Bond Fund ......................         0.93%
High Yield Bond Fund ............................         1.03%

For the year ended October 31, 2003, 100.00% of the income distributions made by Municipal Bond Fund were exempt from federal income taxes.

Shareholders should not use the above information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2004.

For the fiscal year ended October 31, 2003 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to the following maximum amounts, as taxed at a rate of 15%:

                                     DESIGNATED AMOUNT (01/01/03 - 10/31/03)
     FUND                                  CLASS N             CLASS I
     ----                                  -------             -------
M&C Growth Fund                        $       --         $  9,693,368
TAMRO Large Cap Value Fund                 62,719                   --
Value Fund                              1,891,519                   --
Equity Plus Fund                               --              932,569
Balanced Fund                           2,760,542                   --
M&C Balanced Fund                       1,033,362            1,683,995
Real Estate Fund                          593,356                   --

Complete information will be computed and reported in conjunction with your Form 1099 DIV, which will be sent to you separately in January 2004.

               ABN AMRO FUNDS
-----------------------------
                                                                OCTOBER 31, 2003

ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function. The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request.

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE(1) AND                                    FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST       TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------       -----------       ----------------------           -------             ---------------
DISINTERESTED TRUSTEES
----------------------

Leonard F. Amari                   10 years    Partner at the law offices of Amari &   28      Director, United Community
c/o 161 North Clark Street                     Locallo, a practice with exclusive              Bank of Lisle; Director, Delaware
Chicago, IL 60601                              concentration in real estate taxation           Place Bank; Trustee, John Marshall
Age: 61                                        and related areas, since 1987; Special          Law School.
Trustee                                        Assistant Attorney General since 1986.

Robert Feitler(2)(3)                2 years    Retired. President and Chief            28      Chairman of Executive Committee,
c/o 161 North Clark Street                     Operating Officer, Weyco Group, Inc.,           Board of Directors, Weyco Group,
Chicago, IL 60601                              1968-1996.                                      Inc. (men's footwear);
Age: 72                                                                                        Director, Strattec Security
Trustee                                                                                        Corporation (automobile parts).

Robert A. Kushner                   4 years    Retired. Vice President, Secretary      28                   None.
c/o 161 North Clark Street                     and General Counsel at Cyclops
Chicago, IL 60601                              Industries, Inc., 1976-1992.
Age: 67
Trustee

Robert B. Scherer                   4 years    President of The Rockridge Group, Ltd., 28      Director, Title Reinsurance
c/o 161 North Clark Street                     (title insurance industry consulting            Company (insurance for title agents).
Chicago, IL 60601                              services) since 1994.
Age: 62
Trustee

Nathan Shapiro                     10 years    President of SF Investments, Inc.       28      Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                     (broker/dealer and investment banking           (property and casualty insurance
Chicago, IL 60601                              firm) since 1971; President of SLD Corp.        firm); Director, DVI, Inc.
Age: 67                                        (management consultants) since 1977.            (financial firm).
Trustee

Denis Springer                      4 years    Retired. Senior Vice President and      28                   None.
c/o 161 North Clark Street                     Chief Financial Officer of Burlington
Chicago, IL 60601                              Northern Santa Fe Corp. (railroad),
Age: 57                                        1995-1999.
Trustee

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2003

ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE(1) AND                                    FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST       TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------       -----------       ----------------------           -------             ---------------
INTERESTED TRUSTEES(4)
---------------------

Stuart D. Bilton, CFA              10 years    Chairman of ABN AMRO Asset              28       Director, Baldwin & Lyons, Inc.;
c/o 161 North Clark Street                     Management Holdings, Inc.; President             The UICI Companies;
Chicago, IL 60601                              and Chief Executive Officer of ABN AMRO          Veredus Asset Management LLC;
Age: 57                                        Asset Management Holdings, Inc. from             TAMRO Capital Partners LLC.
Chairman, Board of Trustees                    2001-2003; President of Alleghany Asset
                                               Management, Inc. from 1996-2001
                                               (purchased by ABN AMRO in February 2001).

Gregory T. Mutz                    10 years    Vice Chairman of UICI (NYSE:UCI)        28       Chairman of the Board of
c/o 161 North Clark Street                     (an insurance holding company);                  AMLI Residential Properties
Chicago, IL 60601                              formerly, President and CEOof UICI from          Trust (NYSE:AML) (a Multifamily
Age: 57                                        January 1999 to July 2003; formerly,             REIT),  a successor company to
Trustee                                        CEO of AMLI Residential Properties               AMLI Realty Co.
                                               Trust (NYSE:AML), 1981-1998.

ADVISORY TRUSTEE(5)
------------------
James Wynsma(2 6)                     --       Retired. Chairman of ABN AMRO Asset     N/A                  None.
c/o 161 North Clark Street                     Management (USA) LLC, January
Chicago, IL 60601                              2000 to February 2001; President &
Age: 67                                        CEO, May 1999 to December 1999.
Advisory Trustee                               Vice Chairman of LaSalle Bank N.A.
                                               and head of its Trust and Asset
                                               Management department, 1992-2000.

OFFICER(S) WHO ARE NOT TRUSTEES(4)
---------------------------------
Kenneth C. Anderson                10 years    President of ABN AMRO Investment        N/A                   N/A
c/o 161 North Clark Street                     Fund Services, Inc. (formerly known as
Chicago, IL 60601                              Alleghany Investment Services, Inc.)
Age: 39                                        since 1995; Executive Vice President of
President (Chief Executive Officer)            ABN AMRO Asset Management (USA)
                                               LLC since 2001; Director, ABN AMRO
                                               Trust Services Company since 2001;
                                               Director, Veredus Asset Management
                                               LLC and TAMRO Capital Partners LLC
                                               since 2001; Officer of the Trust since
                                               1993; CPA.

Gerald F. Dillenburg                7 years    Senior Managing Director ("SMD") of     N/A                   N/A
c/o 161 North Clark Street                     ABN AMRO Investment Fund Services,
Chicago, IL 60601                              Inc. (formerly known as Alleghany
Age: 36                                        Investment Services, Inc.) since 1996;
Senior Vice President, Secretary               SMD of ABN AMRO Asset Management
and Treasurer (Chief Financial                 Holdings, Inc., ABN AMRO Asset
Officer, Chief Operating Officer               Management (USA) LLC and ABN AMRO
and Chief Compliance Officer)                  Asset Management, Inc. (formerly known as
                                               Chicago Capital Management, Inc.) since 2001;
                                               Operations manager and compliance
                                               officer of all mutual funds since 1996; CPA.

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2003

ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE(1) AND                                    FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST       TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------       -----------       ----------------------           -------             ---------------
Debra Bunde Reams                   4 years    Vice President of Montag & Caldwell,    N/A                   N/A
c/o 161 North Clark Street                     Inc., since 1996; Chartered
Chicago, IL 60601                              Financial Analyst.
Age: 40
Vice President

William Long                        2 years    Vice President of Montag & Caldwell,    N/A                   N/A
c/o 161 North Clark Street                     Inc., since 2000; former Vice
Chicago, IL 60601                              President and Director of Sales for
Age: 42                                        First Capital Group, First Union
Vice President                                 National Bank, 1996-2000.

------------------------------------------------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees,
   (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 This person is a former Trustee of ABN AMRO Funds, a Massachusetts business trust, which was reorganized into the Alleghany Funds, a Delaware statutory trust in September 2001. Pursuant to this reorganization, the Alleghany Funds changed its name to "ABN AMRO Funds."
3 Mr. Feitler retired as Trustee of ABN AMRO Funds effective November 1, 2003. 4 "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of his affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' investment advisers. Mr. Mutz is considered an "interested person" as determined by the Board of Trustees because of his position as director of an unaffiliated company which Mr. Bilton, an interested Trustee of the Trust, is also a director and serves on the audit, compensation and nominating committee.
5 An advisory trustee provides services to the Board at the Board's request such as advice on general matters and attendance at board meetings, but is not entitled to vote. An advisory trustee does not have advisory functions as to a Fund's present or future investments.
6 Prior to December 19, 2002, Mr. Wynsma served as an interested Trustee of the Trust for approximately one year. Effective December 19, 2002, Mr. Wynsma resigned from his position as interested Trustee and was appointed by the Board to serve as an advisory trustee.

ABN AMRO Funds


  TRUSTEES

  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Robert Feitler*
  Robert A. Kushner*
  Gregory T. Mutz
  Robert B. Scherer*
  Nathan Shapiro*
  Denis Springer*
  James Wynsma**

  *NON-INTERESTED TRUSTEE
  **ADVISORY TRUSTEE


  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  ABN AMRO Asset Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205


  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940


  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406


  OFFICERS

  Kenneth C. Anderson, President and Chief
     Executive Officer
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer
  William Long, Vice President
  Debra Bunde Reams, Vice President
  Michael A. Cozzi, Assistant Treasurer
  Laura M. Hlade, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary


  CUSTODIAN

  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, PA 19153


  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601


  INDEPENDENT AUDITORS

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

                      This page intentionally left blank.

Guide to Shareholder Benefits

We're delighted to offer all ABN AMRO Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. - 7 p.m. ET.

THE EASY WAY TO GROW YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN(1)
For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your ABNAMRO Funds account. The service is free, and the minimum initial investment is just $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT
By automatically reinvesting dividends into your Fund account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

LOW MINIMUM INITIAL INVESTMENTS
The minimum initial investment for N class shares of ABN AMRO Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE
If you are an investor in ABN AMRO
Investor Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $100 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR
WEB SITE
You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week.

1Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.



     www.abnamrofunds.com


Our Shareholder Services Line
Is at Your Service 24 Hours a Day

---------------
  800 992-8151

[BEGIN SIDEBAR]
Investor Services Associates are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.
[END SIDEBAR]

ABAN 03 1

[GRAPHIC OMITTED]
ABN-AMRO Funds



                      SUPPLEMENT DATED DECEMBER 29, 2003 TO:
              ANNUAL REPORT TO SHAREHOLDERS DATED OCTOBER 31, 2003

                      ABN AMRO Growth Fund - Class C Shares

     The following information pertaining to ABN AMRO Growth Fund supplements page 2:

         -----------------------------------------------------------------------
                                AVERAGE ANNUAL               AVERAGE ANNUAL
                            TOTAL RETURNS - CLASS C     TOTAL RETURNS - CLASS C
                                 (WITHOUT CDSC)              (WITH CDSC**)
         -----------------------------------------------------------------------
          Since Inception*          16.16%                      15.16%
         -----------------------------------------------------------------------


  *Class commenced operations on December 31, 2002.
 **Class C Shares are subject to a contingent deferred sales charge ("CDSC") of up to 1.00% which may be imposed on certain redemptions. The CDSC applies to redemption of Class C shares within 18 months of purchase.


























     THIS SUPPLEMENT PROVIDES ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE ANNUAL REPORT AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE ANNUAL REPORT.

             For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com







 skr c class 1003

                                                                OCTOBER 31, 2003

[GRAPHIC OMITTED]
ABN LOGO
ABN AMRO FUNDS

ANNUAL REPORT 2003

ABN AMRO Asset Management o Montag & Caldwell
TAMRO Capital Partners  o  Veredus Asset Management
                                    ABN AMRO Funds

CLASS I & S SHARES
Money Market

ABN AMRO FUNDS

Dear Fellow Shareholder,

After three years of negative returns, patience has begun to pay off. The U.S. economy has finally begun to show improvement, and the markets have responded.

Early this year, worries about a war with Iraq and lingering concerns about the health of the U.S. economy caused many investors to seek safety in fixed income investments such as bonds, and cash. When the initial stage of the conflict with Iraq ended quickly and economic forecasts began to improve, investors returned to the stock market in droves, gravitating toward the riskiest sectors. The market's momentum has continued, helping to drive every one of the ABN AMRO Funds to positive returns for the fiscal year ended October 31, 2003 (for fund classes open for the full year). Our managers remained steadfast in their investment strategies, and their discipline continued to reward our shareholders.

This welcome shift in investor sentiment reminds us once again of one of the most important tenets of successful investing - asset allocation. Investors who had devised a diversified portfolio and adhered to it through this economic cycle would have benefited from the market upswing.

We continue to expand our investment options to offer investors a full array of choices to fit almost any diversification strategy. Effective asset allocation should go beyond simply deciding how to divide a portfolio between stocks and bonds; we seek to allow investors to build broadly diversified portfolios within our family. To this end, we have added the ABN AMRO High-Yield Bond Fund (N & I class) and the ABN AMRO Investment Grade Bond Fund (N class) to expand our range of diversification options.

We want to assure you, our shareholders, that ABN AMRO Funds maintain high ethical and professional standards in our investment management, shareholder and intermediary services. Thank you for your investment business. If you have any questions, please contact an Investor Services Associate at 800-992-8151. Also, be sure to take advantage of the wealth of Fund information and shareholder services available on our web site at www.abnamrofunds.com.

Sincerely,

/S/ Kenneth C. Anderson
Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. RETURN FIGURES REFLECT ANY EXPENSE REIMBURSEMENTS AND FEE WAIVERS. WITHOUT REIMBURSEMENTS OR WAIVERS, FUND RETURNS WOULD HAVE BEEN LOWER.

FEES AND EXPENSES APPLY AS DESCRIBED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

            SHAREHOLDER SERVICES 800 992-8151 O WWW.ABNAMROFUNDS.COM

ABN AMRO FUNDS

TABLE OF CONTENTS

Portfolio Manager Commentaries....................   2
Schedules of Investments..........................   6
Statement of Assets and Liabilities...............  13
Statement of Operations...........................  14
Statement of Changes in Net Assets................  15
Financial Highlights..............................  17
Notes to Financial Statements.....................  21


MONEY MARKET FUNDS

  Government Money Market Fund
  Money Market Fund
  Tax-Exempt Money Market Fund
  Treasury Money Market Fund

--------------------------------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABN AMRO IS A REGISTERED SERVICE MARK OF ABN AMRO HOLDING N.V. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                ABN AMRO Funds
------------------------------
GOVERNMENT MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY
---------------------------------------------------------

                                                                Karen Van Cleave

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year ended October 31, 2003, Government Money Market Fund produced a 7-day average yield of 0.77% and 0.45% for Class I and Class S shares, respectively. During the same period, Class I and Class S shares posted total returns of 0.98% and 0.65%, respectively. By comparison, the Fund's Class I benchmark, the iMoneyNet Government & Agency Institutional Average Index, returned 0.87%. The Fund's Class S benchmark, the iMoneyNet Government & Agency Retail Average Index, returned 0.55%. The Fund's peer group, as measured by the Lipper U.S. Government Money Market Funds Index, returned 0.64%.

Q.  What was the investment environment
    like during the twelve-month period?

A. The Federal Reserve (the "Fed") maintained their accommodative stance throughout the period. In November 2002, the Fed moved aggressively, dropping the Federal Funds target rate 50 basis points to 1.25%. With the threat of military conflict with Iraq hanging over the country, however, the market failed to respond. The Fed stepped in again in June, citing the possibility of deflation. This time, they were less aggressive, dropping the rate 25 basis points, although many in the market were hoping for another 50 basis point cut. As we moved into the summer, fears of deflation and hopes for further cuts from the Fed faded as economic indicators turned almost uniformly positive, and the stock market rose rapidly. Despite assurances from the Fed that they were planning to keep rates low for the foreseeable future, many in the market began to anticipate that rates would move up by the end of the year. This caused the yield curve, which had been flat for the majority of the period, to steepen, as longer-term rates rose in anticipation of higher rates ahead.

Q.  What was your strategy?

A. We positioned our portfolio close to the maximum allowable limit of our maturity range over the entire period. By doing so, our portfolio was able to benefit from the steepening of the yield curve that occurred toward the end of the period. Over the course of the past twelve months, the Fund's maturities ranged from 46 to 66 days.

Q.  What's your outlook?

A. We believe that the Fed is likely to keep rates at their current low levels until at least the summer of 2004. Given this expectation, we plan to slowly decrease the duration of our portfolio in the months leading up to this time frame in order to quickly take advantage of higher rates. That said, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.


                                                                OCTOBER 31, 2003

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

       7-Day Average Yield
       -------------------
Class I Shares              0.77%
Class S Shares              0.45%

The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

          Average Annual
          Total Returns
          --------------

Government Money Market
Fund-- Class I Shares
---------------------
One Year                    0.98%
Five Year                   3.59%
Ten Year                    4.28%

Imoneynet Government & Agency
Institutional Average Index
------------------------------
One Year                    0.87%
Five Year                   3.51%
Ten Year                     N/A

Lipper U.s. Government Money
Market Funds Index
------------------
One Year                    0.64%
Five Year                   3.29%
Ten Year                    4.01%

Government Money Market
Fund-- Class S Shares
---------------------
One Year                    0.65%
Five Year                   3.25%
Ten Year                    3.97%

Imoneynet Government & Agency
Retail Average Index
--------------------
One Year                    0.55%
Five Year                   3.23%
Ten Year                    3.93%

Lipper U.S. Government Money
Market Funds Index
------------------
One Year                    0.64%
Five Year                   3.29%
Ten Year                    4.01%

                ABN AMRO FUNDS
------------------------------
MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY
---------------------------------------------------------

                                                                Karen Van Cleave


Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year ended October 31, 2003, Money Market Fund produced a 7-day average yield of 0.71% and 0.35% for Class I and Class S shares, respectively. During the same period, Class I and Class S shares posted total returns of 0.92% and 0.55%, respectively. By comparison, the Fund's Class I benchmark, the iMoneyNet First Tier Institutional Average Index, returned 0.92%. The Fund's Class S benchmark, the iMoneyNet First Tier Retail Average Index, returned 0.56%. The Fund's peer group, as measured by the Lipper Money Market Funds Index, returned 0.71%.

Q.  What was the investment environment
    like during the twelve-month period?

A. The Fed maintained their accommodative stance throughout the period. In November 2002, the Fed moved aggressively, dropping the Federal Funds target rate 50 basis points to 1.25%. With the threat of military conflict with Iraq hanging over the country, however, the market failed to respond. The Fed stepped in again in June, citing the possibility of deflation. This time, they were less aggressive, dropping the rate 25 basis points, although many in the market were hoping for another 50 basis point cut. As we moved into the summer, fears of deflation and hopes for further cuts from the Fed faded as economic indicators turned almost uniformly positive, and the stock market rose rapidly. Despite assurances from the Fed that they were planning to keep rates low for the foreseeable future, many in the market began to anticipate that rates would move up by the end of the year. This caused the yield curve, which had been flat for the majority of the period, to steepen, as longer-term rates rose in anticipation of higher rates ahead.

Q.  What was your strategy?

A. We positioned our portfolio close to the maximum allowable limit of our maturity range over the entire period. By doing so, our portfolio was able to benefit from the steepening of the yield curve that occurred toward the end of the period. Over the course of the past twelve months, the Fund's maturities ranged from 34 to 57 days.

Q.  What's your outlook?

A. We believe that the Fed is likely to keep rates at their current low levels until at least the summer of 2004. Given this expectation, we plan to slowly decrease the duration of our portfolio in the months leading up to this time frame in order to quickly take advantage of higher rates. That said, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

                                                                OCTOBER 31, 2003

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

7-Day Average Yield
-------------------
Class I Shares              0.71%
Class S Shares              0.35%

The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Average Annual
Total Returns
-------------

Money Market Fund --
Class I Shares
--------------
One Year                    0.92%
Five Year                   3.62%
Ten Year                    4.33%

Imoneynet First Tier
Institutional Average Index
---------------------------
One Year                    0.92%
Five Year                   3.61%
Ten Year                    4.35%

Lipper Money
Market Funds Index
------------------
One Year                    0.71%
Five Year                   3.41%
Ten Year                    4.12%

Money Market Fund --
Class S Shares
--------------
One Year                    0.55%
Five Year                   3.25%
Ten Year                    4.00%

iMoneyNet First Tier
Retail Average Index
--------------------
One Year                    0.56%
Five Year                   3.25%
Ten Year                    3.99%

Lipper Money
Market Funds Index
------------------
One Year                    0.71%
Five Year                   3.41%
Ten Year                    4.12%

                ABN AMRO FUNDS
------------------------------
TAX-EXEMPT MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY
---------------------------------------------------------
                                                                 Steven L. Haldi


Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year ended October 31, 2003, Tax-Exempt Money Market Fund produced a 7-day average yield of 0.62% and 0.37% for Class I and Class S shares, respectively. During the same period, Class I and Class S shares posted total returns of 0.72% and 0.47%, respectively. By comparison, the Fund's Class I benchmark, the iMoneyNet National Institutional Average Index, returned 0.75%, and the Fund's Class S benchmark, the iMoneyNet National Retail Average Index, returned 0.51%. The Fund's peer group, as measured by the Lipper Tax-Exempt Money Market Funds Index, returned 0.63%.

Q.  What was the investment environment
    like during the twelve-month period?

A. The Fed maintained their accommodative stance throughout the period. In November 2002, the Fed moved aggressively, dropping the Federal Funds target rate 50 basis points to 1.25%. With the threat of military conflict with Iraq hanging over the country, however, the market failed to respond. The Fed stepped in again in June, citing the possibility of deflation. This time, they were less aggressive, dropping the rate 25 basis points, although many in the market were hoping for another 50 basis point cut. As we moved into the summer, fears of deflation and hopes for further cuts from the Fed faded as economic indicators turned almost uniformly positive, and the stock market rose rapidly. Despite assurances from the Fed that they were planning to keep rates low for the foreseeable future, many in the market began to anticipate that rates would move up by the end of the year. This caused the yield curve, which had been flat for the majority of the period, to steepen, as longer-term rates rose in anticipation of higher rates ahead.

Q.  What was your strategy?

A. We positioned our portfolio close to the maximum allowable limit of our maturity range over the entire period. By doing so, our portfolio was able to benefit from the steepening of the yield curve that occurred toward the end of the period. Over the course of the past twelve months, the Fund's maturities ranged from 19 to 49 days.

Q.  What's your outlook?

A. We believe that the Fed is likely to keep rates at their current low levels until at least the summer of 2004. Given this expectation, we plan to slowly decrease the duration of our portfolio in the months leading up to this time frame in order to quickly take advantage of higher rates. That said, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

                                                                OCTOBER 31, 2003

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

7-Day Average Yield
-------------------
Class I Shares              0.62%
Class S Shares              0.37%

The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Average Annual
Total Returns
--------------

Tax-Exempt Money Market
Fund -- Class I Shares
------------------------
One Year                    0.72%
Five Year                   2.27%
Ten Year                    2.69%

iMoneyNet National
Institutional Average Index
---------------------------
One Year                    0.75%
Five Year                   2.28%
Ten Year                    2.72%

Lipper Tax-Exempt Money
Market Funds Index
------------------
One Year                    0.63%
Five Year                   2.15%
Ten Year                    2.59%

Tax-exempt Money Market
Fund -- Class S Shares
-----------------------
One Year                    0.47%
Five Year                   2.02%
Ten Year                    2.43%

Imoneynet National
Retail Average Index
---------------------
One Year                    0.51%
Five Year                   2.04%
Ten Year                    2.47%

Lipper Tax-exempt Money
Market Funds Index
------------------
One Year                    0.63%
Five Year                   2.15%
Ten Year                    2.59%

                ABN AMRO FUNDS
------------------------------
TREASURY MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY
---------------------------------------------------------

                                                                Karen Van Cleave

Q.  How did the Fund perform during the
    fiscal year ended October 31, 2003?

A. For the fiscal year ended October 31, 2003, the Treasury Money Market Fund produced a 7-day average yield of 0.61% and 0.36% for Class I and Class S shares, respectively. During the same period, Class I and Class S shares posted total returns of 0.85% and 0.60%, respectively. By comparison, the Fund's Class I benchmark, the iMoneyNet Treasury & Repo Institutional Average Index, returned 0.77%. The Fund's Class S benchmark, the iMoneyNet Treasury & Repo Retail Average Index, returned 0.49%. The Fund's peer group, as measured by the Lipper U.S. Treasury Money Market Funds Index, returned 0.62%.

Q.  What was the investment environment
    like during the twelve-month period?

A. The Fed maintained their accommodative stance throughout the period. In November 2002, the Fed moved aggressively, dropping the Federal Funds target rate 50 basis points to 1.25%. With the threat of military conflict with Iraq hanging over the country, however, the market failed to respond. The Fed stepped in again in June, citing the possibility of deflation. This time, they were less aggressive, dropping the rate 25 basis points, although many in the market were hoping for another 50 basis point cut. As we moved into the summer, fears of deflation and hopes for further cuts from the Fed faded as economic indicators turned almost uniformly positive, and the stock market rose rapidly. Despite assurances from the Fed that they were planning to keep rates low for the foreseeable future, many in the market began to anticipate that rates would move up by the end of the year. This caused the yield curve, which had been flat for the majority of the period, to steepen, as longer-term rates rose in anticipation of higher rates ahead.

Q.  What was your strategy?

A. We positioned our portfolio close to the maximum allowable limit of our maturity range over the entire period. By doing so, our portfolio was able to benefit from the steepening of the yield curve that occurred toward the end of the period. Over the course of the past twelve months, the Fund's maturities ranged from 41 to 60 days.

Q.  What's your outlook?

A. We believe that the Fed is likely to keep rates at their current low levels until at least the summer of 2004. Given this expectation, we plan to slowly decrease the duration of our portfolio in the months leading up to this time frame in order to quickly take advantage of higher rates. That said, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

                                                                OCTOBER 31, 2003

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

7-Day Average Yield
-------------------
Class I Shares              0.61%
Class S Shares              0.36%

The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Average Annual
Total Returns
--------------

Treasury Money Market Fund--
Class I Shares
--------------
One Year                    0.85%
Five Year                   3.38%
Ten Year                    4.01%

iMoneyNet Treasury & Repo
Institutional Average Index
---------------------------
One Year                    0.77%
Five Year                   3.35%
Ten Year                     N/A

Lipper U.S. Treasury
Money Market Funds Index
------------------------
One Year                    0.62%
Five Year                   3.13%
Ten Year                    3.87%

Treasury Money Market Fund--
Class S Shares
--------------
One Year                    0.60%
Five Year                   3.12%
Ten Year                    3.75%

iMoneyNet Treasury & Repo
Retail Average Index
--------------------
One Year                    0.49%
Five Year                   3.10%
Ten Year                    3.85%

Lipper U.S. Treasury
Money Market Funds Index
------------------------
One Year                    0.62%
Five Year                   3.13%
Ten Year                    3.87%

               ABN AMRO FUNDS
-----------------------------
GOVERNMENT MONEY MARKET FUND                                    OCTOBER 31, 2003

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------



                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REPURCHASE AGREEMENT ................... 9%
CASH AND OTHER NET ASSETS .............. 7%
U.S. GOVERNMENT AGENCY OBLIGATIONS .....84%

% OF TOTAL NET ASSETS

                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 83.68%

               FEDERAL FARM CREDIT BANK - 4.91%
$   9,276,000  1.190%, 11/04/03 (A) ......... $     9,275,080
   15,000,000  2.400%, 01/27/04 .............      15,045,351
                                              ---------------
                                                   24,320,431
                                              ---------------

               FEDERAL HOME LOAN BANK - 25.69%
   15,000,000  1.000%, 11/19/03 (A) .........      14,992,500
   10,000,000  1.010%, 12/03/03 (A) .........       9,991,022
   10,000,000  1.030%, 12/03/03 (A) .........       9,990,844
   10,000,000  1.020%, 12/05/03 (A) .........       9,990,367
    8,000,000  1.020%, 12/10/03 (A) .........       7,991,160
   10,000,000  1.010%, 12/12/03 (A) .........       9,988,497
    9,000,000  1.010%, 12/19/03 (A) .........       8,987,880
    6,500,000  1.080%, 01/07/04 (A) .........       6,486,935
   10,000,000  1.010%, 01/14/04 (A) .........       9,979,239
    3,850,000  1.080%, 01/24/04 (A) .........       3,840,477
   10,000,000  1.080%, 03/05/04 (A) .........       9,962,500
   10,000,000  1.060%, 04/07/04 (A) .........       9,953,478
    5,000,000  4.875%, 05/14/04 .............       5,095,662
    5,000,000  1.010%, 07/20/04 (A) .........       4,992,756
    4,900,000  6.250%, 08/13/04 .............       5,091,327
                                              ---------------
                                                  127,334,644
                                              ---------------

               FEDERAL HOME LOAN MORTGAGE - 21.32%
    2,990,000  1.170%, 11/06/03 (A) .........       2,989,514
    3,700,000  1.210%, 11/14/03 (A) .........       3,698,383
   10,000,000  1.030%, 11/18/03 (A) .........       9,995,136
   10,000,000  1.050%, 11/25/03 (A) .........       9,993,000
   10,000,000  1.080%, 11/26/03 (A) .........       9,992,500
   20,832,000  3.250%, 12/15/03 .............      20,886,394
   15,000,000  1.030%, 12/16/03 (A) .........      14,980,688
    9,155,000  5.000%, 01/15/04 .............       9,225,872
   10,915,000  1.140%, 03/12/04 (A) .........      10,869,375
    3,129,000  1.180%, 05/06/04 (A) .........       3,109,821
    5,000,000  1.145%, 06/09/04 (A) .........       4,964,855
    5,000,000  1.200%, 09/09/04 (A) .........       4,947,833
                                              ---------------
                                                  105,653,371
                                              ---------------


                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 31.76%
$   5,000,000  1.020%, 11/03/03 (A) ......... $     4,999,717
   15,000,000  1.010%, 11/05/03 (A) .........      14,998,317
   13,818,000  1.010%, 11/12/03 (A) .........      13,813,736
    5,300,000  4.750%, 11/14/03 .............       5,306,678
   10,000,000  1.000%, 11/17/03 (A) .........       9,995,555
   10,000,000  1.075%, 12/09/03 (A) .........       9,988,653
   10,000,000  1.040%, 12/10/03 (A) .........       9,988,733
   10,000,000  1.050%, 12/17/03 (A) .........       9,986,583
    5,413,000  1.080%, 12/24/03 (A) .........       5,404,393
   15,000,000  1.070%, 01/28/04 (A) .........      14,960,767
   17,632,000  5.125%, 02/13/04 .............      17,834,905
   10,000,000  1.100%, 02/18/04 (A) .........       9,966,694
    5,688,000  1.080%, 02/25/04 (A) .........       5,668,206
   10,000,000  1.085%, 03/17/04 (A) .........       9,958,710
    5,000,000  6.850%, 04/05/04 .............       5,120,680
    9,500,000  1.050%, 04/30/04 (A) .........       9,449,848
                                              ---------------
                                                  157,442,175
                                              ---------------

               TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
                 (Cost $414,750,621) ........     414,750,621
                                              ---------------

REPURCHASE AGREEMENT - 9.08%
   45,000,000  Merrill Lynch, 1.000%,
                 dated 10/31/03,
                 matures 11/03/03,
                 repurchase price $45,003,750
                 (collateralized by
                 U.S. Government Agency
                 Instrument, total market
                 value: $45,923,796) ........      45,000,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $45,000,000) .........      45,000,000
                                              ---------------

 SHARES
-------

INVESTMENT COMPANIES - 7.12%
   15,288,877  BlackRock Provident Institutional
                 FedFund Portfolio ..........      15,288,877
   20,000,000  SEI Daily Income Trust
                 Government Fund, Class A ...      20,000,000
                                              ---------------

               TOTAL INVESTMENT COMPANIES
                 (Cost $35,288,877) .........      35,288,877
                                              ---------------
TOTAL INVESTMENTS - 99.88%
   (COST $495,039,498)* .....................     495,039,498
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.12% ....         601,267
                                              ---------------
NET ASSETS - 100.00% ........................ $   495,640,765
                                              ===============

------------------
  * At October 31, 2003, cost is identical for book and Federal income tax purposes.

(A) Annualized yield at the time of purchase.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
MONEY MARKET FUND                                               OCTOBER 31, 2003

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT AGENCY OBLIGATIONS ......  24%
CERTIFICATES OF DEPOSIT .................  19%
COMMERCIAL PAPER ........................  52%
CASH AND OTHER NET ASSETS ...............   5%

% OF TOTAL NET ASSETS


                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------

COMMERCIAL PAPER (A) - 52.46%

               ASSET-BACKED (B) - 18.27%
$   3,108,000  Falcon Asset Securitization
                 1.050%, 11/13/03 ........... $     3,106,912
    3,672,000  FCAR Owner Trust
                 1.060%, 11/05/03 ...........       3,671,568
    2,000,000  Fountain Square
                 Commercial Funding
                 1.080%, 11/17/03 ...........       1,999,040
    3,450,000  Galaxy Funding
                 1.050%, 11/20/03 ...........       3,448,088
    4,000,000  Greenwich Funding
                 1.050%, 11/21/03 ...........       3,997,667
    4,000,000  Park Avenue Receivables
                 1.050%, 11/17/03 ...........       3,998,133
    4,000,000  Receivables Capital
                 1.050%, 12/09/03 ...........       3,995,567
                                              ---------------
                                                   24,216,975
                                              ---------------

               AUTOMOBILE - 3.07%
    4,075,000  Toyota Motor Credit
                 1.070%, 12/04/03 ...........       4,071,003
                                              ---------------

               BANKS - 14.52%
    3,464,000  ANZ (DE)
                 1.040%, 12/08/03 ...........       3,460,297
    4,000,000  Citicorp
                 1.050%, 11/05/03 ...........       3,999,533
    2,000,000  Danske Bank (NY)
                 1.030%, 01/12/04 ...........       1,995,880
               HBOS Treasury Services
    1,800,000    1.060%, 11/21/03 ...........       1,798,940
    2,000,000    1.060%, 12/02/03 ...........       1,998,174
    3,000,000  Societe Generale Bank (NY)
                 1.060%, 12/05/03 ...........       2,996,997
    3,000,000  UBS Finance (DE)
                 1.040%, 11/03/03 ...........       2,999,827
                                              ---------------
                                                   19,249,648
                                              ---------------

                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------


               FINANCIAL SERVICES - 12.07%
$   4,000,000  Bear Stearns
                 1.050%, 11/04/03 ........... $     3,999,650
    4,000,000  General Electric Capital
                 1.050%, 12/15/03 ...........       3,994,867
    4,000,000  Morgan Stanley
                 1.060%, 11/06/03 ...........       3,999,411
    4,000,000  Transamerica Finance
                 1.050%, 11/10/03 ...........       3,998,950
                                              ---------------
                                                   15,992,878
                                              ---------------


               INSURANCE - 4.53%
    4,000,000  ING (US) Funding
                 1.070%, 11/18/03 ...........       3,997,979
    2,000,000  Prudential Funding
                 1.050%, 11/24/03 ...........       1,998,658
                                              ---------------
                                                    5,996,637
                                              ---------------

               TOTAL COMMERCIAL PAPER
                 (Cost $69,527,141) .........      69,527,141
                                              ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.88%

               FEDERAL HOME LOAN BANK - 3.02%
    2,000,000  6.375%, 11/14/03 .............       2,003,621
    2,000,000  1.100%, 02/13/04 (A) .........       1,993,644
                                              ---------------
                                                    3,997,265
                                              ---------------

               FEDERAL HOME LOAN MORTGAGE (A) - 9.78%
    4,000,000  1.070%, 12/11/03 .............       3,995,244
    5,000,000  1.030%, 12/16/03 .............       4,993,562
    2,000,000  1.070%, 01/15/04 .............       1,995,542
    1,000,000  1.180%, 05/06/04 .............         993,871
    1,000,000  1.200%, 09/09/04 .............         989,567
                                              ---------------
                                                   12,967,786
                                              ---------------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 11.08%
    3,890,000  1.070%, 11/12/03 (A) .........       3,888,728
    4,000,000  1.010%, 12/03/03 (A) .........       3,996,409
    2,000,000  5.125%, 02/13/04 .............       2,022,194
    2,800,000  1.060%, 02/18/04 (A) .........       2,791,014
    2,000,000  1.200%, 08/20/04 (A) .........       1,980,467
                                              ---------------
                                                   14,678,812
                                              ---------------

               TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
                 (Cost $31,643,863) .........      31,643,863
                                              ---------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
MONEY MARKET FUND                                               OCTOBER 31, 2003

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------

CERTIFICATES OF DEPOSIT - 18.86%

               BANKS - 18.86%
$   1,000,000  Bank of New York
                 1.270%, 04/28/04 ........... $     1,000,971
    2,000,000  Barclays Bank (NY)
                 1.240%, 11/03/03 ...........       2,000,000
    1,000,000  BNP Paribas (NY)
                 1.390%, 08/27/04 ...........       1,001,550
               First Tennessee National
    2,000,000    1.070%, 12/10/03 ...........       2,000,000
    1,000,000    1.080%, 01/12/04 ...........       1,000,000
    2,000,000  Fortis Bank (NY)
                 1.205%, 05/14/04 ...........       2,000,054
    2,000,000  Landesbank
                 Baden-Wuerttemberg (NY)
                 1.030%, 11/06/03 ...........       2,000,003
    2,000,000  Regions Bank
                 1.150%, 03/02/04 ...........       2,000,000
    2,000,000  Royal Bank of Scotland (NY)
                 1.230%, 12/05/03 ...........       2,000,148
    4,000,000  SunTrust Bank
                 1.050%, 11/24/03 ...........       4,000,000
    2,000,000  Svenska Handelsbanken (NY)
                 1.260%, 06/29/04 ...........       2,000,132
               West Deutsche Landesbank (NY)
    2,000,000    1.040%, 12/18/03 ...........       2,000,000
    2,000,000    1.220%, 05/25/04 ...........       2,000,113
                                              ---------------
                                                   25,002,971
                                              ---------------

               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $25,002,971) .........      25,002,971
                                              ---------------
 SHARES
-------

INVESTMENT COMPANY - 4.70%

    6,232,124  BlackRock Provident Institutional
                 TempFund Portfolio .........       6,232,124
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $6,232,124) ..........       6,232,124
                                              ---------------
TOTAL INVESTMENTS - 99.90%
   (Cost $132,406,099)* .....................     132,406,099
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.10% ....         128,780
                                              ---------------
NET ASSETS - 100.00% ........................ $   132,534,879
                                              ===============

-------------------
  * At October 31, 2003, cost is identical for book and Federal income tax purposes.

(A)  Annualized yield at the time of purchase.
(B) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2003, these securities amounted to $24,216,975 or 18.27% of net assets. These securities have been determined by the Adviser to be liquid securities.

    (DE) Delaware
    (NY) New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2003

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CASH AND OTHER NET ASSETS ........   1%
MUNICIPAL OBLIGATIONS ............  99%

% OF TOTAL NET ASSETS

                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------

MUNICIPAL OBLIGATIONS - 99.22%

               ALASKA - 2.18%
               Valdez Marine Terminal RB
$   4,200,000    BP Pipelines Project
                 1.150%, 11/03/03 (A) ....... $     4,200,000
    2,250,000    Exxon Pipeline Co. Project
                 1.120%, 11/03/03 (A) .......       2,250,000
                                              ---------------
                                                    6,450,000
                                              ---------------

               COLORADO - 3.88%
               Colorado Educational &
                 Cultural Facilities RB
    3,055,000    Naropa University Project
                 1.100%, 11/06/03 (A)
                 LOC: Wells Fargo Bank ......       3,055,000
      365,000    National Cable Television Center
                 1.100%, 11/06/03 (A)
                 LOC: Wells Fargo Bank ......         365,000
    8,000,000  Colorado State, TRAN
                 1.750%, 06/25/04 ...........       8,047,241
                                              ---------------
                                                   11,467,241
                                              ---------------
               CONNECTICUT - 8.77%
               Connecticut State HEFA RB
                 Yale University
    3,850,000    Series T-1,
                 1.100%, 11/03/03 (A) .......       3,850,000
   10,100,000    Series T-2,
                 0.930%, 11/06/03 (A) .......      10,100,000
               Connecticut State, GO
   10,000,000    Series A
                 1.150%, 11/06/03 (A)
                 SPA: Landesbank ............      10,000,000
    2,000,000    Series B
                 1.050%, 11/06/03 (A)
                 SPA: Bayerische Landesbank .       2,000,000
                                              ---------------
                                                   25,950,000
                                              ---------------

                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------

               DISTRICT OF COLUMBIA - 1.18%
$   3,500,000  District of Columbia,
                 American Red Cross TECP
                 0.850%, 11/04/03 ........... $     3,500,000
                                              ---------------

               FLORIDA - 5.51%
   10,300,000  Jacksonville Electric Authority
                 System TECP
                 0.940%, 02/04/04 ...........      10,300,000
    6,000,000  Sarasota Memorial Hospital
                 District TECP
                 0.900%, 11/05/03 ...........       6,000,000
                                              ---------------
                                                   16,300,000
                                              ---------------

               GEORGIA - 4.14%
   12,250,000  Burke County Development
                 Authority TECP
                 0.850%, 12/03/03 ...........      12,250,000
                                              ---------------

               IDAHO - 2.73%
    8,000,000  Idaho State, TAN
                 2.000%, 06/30/04 ...........       8,062,960
                                              ---------------

               ILLINOIS - 3.04%
               Illinois Health
                 Facilities Authority RB
      200,000    Resurrection Health, Series A
                 1.150%, 11/03/03 (A)
                 Insured: FSA / SPA: Bank One         200,000
    8,800,000    Rush Presbyterian -
                 St. Luke's Medical Center
                 Obligated Group, Series B
                 1.050%, 11/05/03 (A)
                 Insured: MBIA
                 SPA: First National Bank ...       8,800,000
                                              ---------------
                                                    9,000,000
                                              ---------------

               Indiana - 2.16%
    6,000,000  City of Mount Vernon TECP
                 0.850%, 11/04/03 ...........       6,000,000
      400,000  Hammond PCR
                 Amoco Oil Project
                 1.150%, 11/03/03 (A) .......         400,000
                                              ---------------
                                                    6,400,000
                                              ---------------

               IOWA - 0.57%
    1,700,000  Ottumwa RB, Ottumwa Regional
                 Health Center
                 1.100%, 11/06/03 (A)
                 LOC: Wells Fargo Bank ......       1,700,000
                                              ---------------

               LOUISIANA - 4.26%
   12,600,000  St. Charles Parish PCR
                 Shell Oil Project, Series B
                 1.100%, 11/03/03 (A) .......      12,600,000
                                              ---------------

               MARYLAND - 2.26%
               Maryland State Health & Higher
                 Education Facilities Authority RB
                 Pooled Loan Program
    2,600,000    Series A
                 1.050%, 11/05/03 (A)
                 LOC: Bank One Trust ........       2,600,000
    4,100,000    Series B
                 1.120%, 11/05/03 (A)
                 LOC: First National Bank ...       4,100,000
                                              ---------------
                                                    6,700,000
                                              ---------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2003

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------

               MASSACHUSETTS - 4.06%

               Massachusetts State HEFA RB
                 Capital Asset Program
$   3,300,000    Series B
                 1.130%, 11/03/03 (A)
                 Insured: MBIA .............. $     3,300,000
    4,700,000    Series C
                 1.130%, 11/03/03 (A)
                 Insured: MBIA ..............       4,700,000
               Massachusetts State, GO
                 Series B
    1,000,000    1.100%, 11/06/03 (A)
                 SPA: Landesbank ............       1,000,000
    2,200,000    Central Artery
                 1.150%, 11/03/03 (A)
                 SPA: Toronto Dominion Bank .       2,200,000
      800,000  Massachusetts Water
                 Resources Authority
                 Multi-Modal Subordinated
                 General RB, Series A
                 1.000%, 11/05/03 (A)
                 Insured: AMBAC
                 SPA: Bank of Nova Scotia /
                 Dexia Credit Local .........         800,000
                                              ---------------
                                                   12,000,000
                                              ---------------

               MINNESOTA - 6.12%
    1,400,000  Hennepin County, GO, Series C
                 0.950%, 11/06/03 (A)
                 SPA: West Deutsche
                 Landesbank .................       1,400,000
    6,365,000  Minneapolis Convention Center, GO
                 Convention Center Bonds
                 0.950%, 11/06/03 (A)
                 SPA: Dexia Credit Local ....       6,365,000
               Minneapolis, GO, Series B
    2,515,000    0.950%, 11/06/03 (A)
                 SPA: Dexia Credit Local ....       2,515,000
    1,625,000    0.950%, 11/06/03 (A)
                 SPA: Dexia Credit Local ....       1,625,000
    6,200,000  Owatonna Hospital RB
                 Health Central System
                 0.950%, 11/05/03 (A)
                 LOC: Wells Fargo Bank ......       6,200,000
                                              ---------------
                                                   18,105,000
                                              ---------------

               MISSISSIPPI - 3.20%
    9,475,000  Jackson County Port Facility RB
                 Chevron USA Income Project
                 1.150%, 11/03/03 (A) .......       9,475,000
                                              ---------------

               MISSOURI - 3.61%
               Missouri State HEFA RB
                 The Washington University Project
    2,400,000    Series A
                 1.140%, 11/03/03 (A)
                 SPA: Morgan Guaranty Trust .       2,400,000
    8,275,000    Series B
                 1.140%, 11/03/03 (A)
                 SPA: Morgan Guaranty Trust .       8,275,000
                                              ---------------
                                                   10,675,000
                                              ---------------

                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------


               NEBRASKA - 5.51%
$   5,000,000  Lincoln Electric System TECP
                 0.850%, 11/06/03 ........... $     5,000,000
               Omaha Public Power District TECP
    9,300,000    0.850%, 11/04/03 ...........       9,300,000
    2,000,000    0.850%, 11/06/03 ...........       2,000,000
                                              ---------------
                                                   16,300,000
                                              ---------------

               NEVADA - 0.04%
      110,000  Clark County School
                 District, GO, Series A
                 1.120%, 11/03/03 (A)
                 Insured: FSA
                 SPA: State Street ..........         110,000
                                              ---------------

               NEW MEXICO - 5.32%
    5,715,000  Hurley PCR
                 Kennecott Santa Fe Project
                 1.150%, 11/03/03 (A) .......       5,715,000
   10,000,000  New Mexico State, TRAN
                 1.250%, 06/30/04 ...........      10,029,504
                                              ---------------
                                                   15,744,504
                                              ---------------

               NEW YORK - 5.27%
   11,300,000  New York State Local Government
                 Assistance RB, Series D
                 1.000%, 11/05/03 (A)
                 LOC: Societe Generale ......      11,300,000
    4,300,000  New York State Thruway Authority RB
                 1.150%, 11/03/03 (A)
                 Insured: FGIC
                 SPA: FGIC-SPI ..............       4,300,000
                                              ---------------
                                                   15,600,000
                                              ---------------

               NORTH CAROLINA - 2.77%
    8,200,000  North Carolina State,
                 Public Improvement
                 Series F, GO
                 1.000%, 11/05/03 (A)
                 SPA: Landesbank ............       8,200,000
                                              ---------------

               TEXAS - 11.64%
   10,000,000  City of Austin Texas TECP
                 0.850%, 11/04/03 ...........      10,000,000
    2,700,000  City of San Antonio Texas TECP
                 0.850%, 11/05/03 ...........       2,700,000
    5,200,000  Gulf Coast Waste
                 Disposal Authority PCR
                 Exxon Project
                 1.090%, 11/03/03 (A) .......       5,200,000
    2,300,000  Harris County, Health Facilities RB
                 Texas Medical Center Project
                 1.120%, 11/03/03 (A)
                 Insured: MBIA
                 SPA: J.P. Morgan Chase .....       2,300,000
    1,130,000  Texas Higher Education
                 Authority RB, Series B
                 1.100%, 11/05/03 (A)
                 Insured: FGIC ..............       1,130,000
   13,000,000  Texas State, TRAN
                 2.000%, 08/31/04 ...........      13,096,195
                                              ---------------
                                                   34,426,195
                                              ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2003

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------
               UTAH - 4.22%
$  11,500,000  Intermountain Power Agency TECP
                 0.850%, 12/03/03 ........... $    11,500,000
    1,000,000  State of Utah Building Ownership
                 Authority Lease RB
                 Facilities Master
                 Lease Program, Series C
                 1.100%, 11/05/03 (A)
                 LOC: Landesbank ............       1,000,000
                                              ---------------
                                                   12,500,000
                                              ---------------

               WASHINGTON - 1.08%
    3,200,000  Washington State, GO
                 Series VR 96B
                 1.000%, 11/05/03 (A)
                 SPA: Landesbank ............       3,200,000
                                              ---------------

               WISCONSIN - 3.38%
               State of Wisconsin, TECP
    6,000,000    0.850%, 11/04/03 ...........       6,000,000
    4,000,000    0.940%, 02/04/04 ...........       4,000,000
                                              ---------------
                                                   10,000,000
                                              ---------------

               WYOMING - 2.32%
    2,200,000  Lincoln County PCR
                 Exxon Project
                 1.120%, 11/03/03 (A) .......       2,200,000
    4,650,000  Sublette County PCR
                 Exxon Project
                 1.120%, 11/03/03 (A) .......       4,650,000
                                              ---------------
                                                    6,850,000
                                              ---------------

               TOTAL MUNICIPAL OBLIGATIONS
                 (Cost $293,565,900) ........     293,565,900
                                              ---------------

                                                  MARKET
   SHARES                                         VALUE
 ----------                                      -------

INVESTMENT COMPANIES - 0.73%
           15  Dreyfus Tax-Exempt
                 Cash Management Fund ....... $            15
    2,164,791  SEI Institutional
                 Tax Free Money Market Fund .       2,164,791
                                              ---------------

               TOTAL INVESTMENT COMPANIES
                 (Cost $2,164,806) ..........       2,164,806
                                              ---------------

TOTAL INVESTMENTS - 99.95%
   (COST $295,730,706)* .....................     295,730,706
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.05% ....         143,989
                                              --------------
NET ASSETS - 100.00% ........................ $   295,874,695
                                              ===============

------------------
  * At October 31, 2003, cost is identical for book and Federal income tax purposes.

(A) Variable rate instrument. The rate shown reflects the rate in effect on October 31, 2003. The maturity date shown is the next scheduled reset date.

      AMBAC Ambac Assurance Corp.
       FGIC Financial Guaranty Insurance Co.
        FSA Financial Security Assurance, Inc.
         GO General Obligation
       HEFA Health & Educational Facilities Authority
 Landesbank Landesbank Hessen Thurigen Girozentrale
        LOC Letter of Credit
       MBIA MBIA Insurance Corporation
        PCR Pollution Control Revenue
         RB Revenue Bond
        SPA Standby Purchase Agreement
        SPI Securities Purchase, Inc.
        TAN Tax Anticipation Note
       TECP Tax-Exempt Commercial Paper
       TRAN Tax & Revenue Anticipation Note

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2003

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REPURCHASE AGREEMENT ............... 15%
U.S. TREASURY OBLIGATIONS .......... 80%
CASH AND OTHER NET ASSETS ..........  5%

% OF TOTAL NET ASSETS

                                                   MARKET
  PAR VALUE                                        VALUE
 ----------                                        -------


U.S. TREASURY OBLIGATIONS - 79.82% U.S.

               TREASURY BILLS (A) - 70.13%
$  15,000,000  0.871%, 11/06/03 ............. $    14,998,185
   15,000,000  0.884%, 11/06/03 .............      14,998,158
   10,000,000  0.913%, 11/06/03 .............       9,998,733
   15,000,000  0.875%, 11/13/03 .............      14,995,625
   15,000,000  0.883%, 11/13/03 .............      14,995,588
   10,000,000  0.900%, 11/13/03 .............       9,997,000
   20,000,000  0.900%, 11/20/03 .............      19,990,500
    5,000,000  0.915%, 11/20/03 .............       4,997,585
    5,000,000  1.050%, 11/20/03 .............       4,997,229
   15,000,000  0.843%, 12/04/03 .............      14,988,416
    5,000,000  0.915%, 12/04/03 .............       4,995,806
    5,000,000  0.940%, 12/04/03 .............       4,995,692
   10,000,000  0.919%, 12/11/03 .............       9,989,789
    5,000,000  0.905%, 12/18/03 .............       4,994,092
    5,000,000  0.920%, 12/18/03 .............       4,993,994
    5,000,000  0.936%, 12/26/03 .............       4,992,854
    5,000,000  0.936%, 01/08/04 .............       4,991,165
   10,000,000  1.000%, 01/15/04 .............       9,979,167
    5,000,000  0.945%, 01/22/04 .............       4,989,238
   10,000,000  0.955%, 01/22/04 .............       9,978,247
   10,000,000  0.955%, 01/29/04 .............       9,976,390
    5,000,000  0.990%, 01/29/04 .............       4,987,763
   10,000,000  1.015%, 02/05/04 .............       9,972,933
   10,000,000  1.020%, 02/12/04 .............       9,970,817
   10,000,000  0.956%, 02/19/04 .............       9,970,804
   10,000,000  0.950%, 02/26/04 .............       9,969,125
   10,000,000  1.025%, 03/04/04 .............       9,964,694
   10,000,000  0.995%, 03/11/04 .............       9,963,793
   10,000,000  0.963%, 03/18/04 .............       9,963,085
   10,000,000  0.980%, 04/01/04 .............       9,958,622
                                              ---------------
                                                  284,555,089
                                              ---------------


                                                  MARKET
 PAR VALUE                                        VALUE
 ----------                                      -------

               U.S. TREASURY NOTES - 9.69%
$   5,000,000  4.250%, 11/15/03 ............. $     5,004,629
   10,000,000  3.250%, 12/31/03 .............      10,036,328
    5,000,000  3.625%, 03/31/04 .............       5,052,074
    5,000,000  3.375%, 04/30/04 .............       5,057,837
    5,000,000  3.250%, 05/31/04 .............       5,061,099
    5,000,000  2.875%, 06/30/04 .............       5,058,535
    4,000,000  2.125%, 08/31/04 .............       4,033,887
                                              ---------------
                                                   39,304,389
                                              ---------------

               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $323,859,478) ........     323,859,478
                                              ---------------

REPURCHASE AGREEMENT - 14.79%
   60,000,000  Merrill Lynch, 1.000%,
                 dated 10/31/03,
                 matures 11/03/03,
                 repurchase price $60,005,000
                 (collateralized by U.S. Treasury
                 Instrument, total market
                 value: $61,272,898) ........      60,000,000
                                              ---------------

               TOTAL REPURCHASE AGREEMENT
                 (Cost $60,000,000) .........      60,000,000
                                              ---------------
 SHARES
-------

INVESTMENT COMPANIES - 5.39%
    7,673,919  BlackRock Institutional
                 T-Fund Portfolio ...........       7,673,919
   14,200,000  SEI Daily Income
                 Treasury Fund, Class A .....      14,200,000
                                              ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $21,873,919) .........      21,873,919
                                              ---------------

TOTAL INVESTMENTS - 100.00%
   (Cost $405,733,397)* .....................     405,733,397
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.00% ....          11,954
                                              ---------------
NET ASSETS - 100.00% ........................ $   405,745,351
                                              ===============

----------------
  * At October 31, 2003, cost is identical for book and Federal income tax purposes.

(A) Annualized yield at the time of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------------

                                                                OCTOBER 31, 2003

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                        GOVERNMENT MONEY         MONEY       TAX-EXEMPT MONEY   TREASURY MONEY
                                                           MARKET FUND        MARKET FUND       MARKET FUND       MARKET FUND
                                                         ---------------   ---------------   ----------------  ----------------
ASSETS:
Investments:
        Investments at cost ..........................   $   450,039,498   $   132,406,099   $    295,730,706  $    345,733,397
        Repurchase agreements ........................        45,000,000                --                 --        60,000,000
                                                         ---------------   ---------------   ----------------  ----------------
          Total investments at value .................       495,039,498       132,406,099        295,730,706       405,733,397
Receivables:
        Dividends and interest .......................         1,023,437           162,941            402,834           360,450
        Fund shares sold .............................             3,266            49,649              1,500                --
Other assets .........................................             5,218             1,460              3,603            18,159
                                                         ---------------   ---------------   ----------------  ----------------
          Total assets ...............................       496,071,419       132,620,149        296,138,643       406,112,006
                                                         ---------------   ---------------   ----------------  ----------------

LIABILITIES:
Payables:
        Dividend distribution ........................           270,644                --            144,298           194,758
        Fund shares redeemed .........................               259             9,561                 --                --
        Due to Adviser, net (Note E) .................            82,549            25,013             61,406            87,395
        Administration fees (Note E) .................            21,741             6,287             15,050            18,466
        Distribution fees (Note E) ...................             1,479             4,569                725             1,242
        Shareholder service fees (Note E) ............             2,731            12,478                 --                --
        Trustees fees (Note E) .......................             5,067             1,397              3,414             4,383
Accrued expenses and other payables ..................            46,184            25,965             39,055            60,411
                                                         ---------------   ---------------   ----------------  ----------------
          Total liabilities ..........................           430,654            85,270            263,948           366,655
                                                         ---------------   ---------------   ----------------  ----------------
NET ASSETS ...........................................   $   495,640,765   $   132,534,879   $    295,874,695  $    405,745,351
                                                         ===============   ===============   ================  ================

NET ASSETS CONSIST OF:
    Paid in capital ..................................   $   495,611,446   $   132,534,924   $    295,876,019  $    405,745,351
    Accumulated undistributed net investment income ..            31,622                --                 --                --
    Accumulated net realized loss on investments .....            (2,303)              (45)            (1,324)               --
                                                         ---------------   ---------------   ----------------  ----------------
        TOTAL NET ASSETS .............................   $   495,640,765   $   132,534,879   $    295,874,695  $    405,745,351
                                                         ===============   ===============   ================  ================
CLASS I:
    Net Assets .......................................   $   453,872,658   $       301,927   $    274,758,657  $    370,304,018
    Shares of beneficial interest outstanding ........       453,841,921           301,798        274,759,412       370,312,364
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..............   $          1.00   $          1.00   $           1.00  $           1.00
                                                         ===============   ===============   ================  ================
CLASS S:
    Net Assets .......................................   $    41,768,107   $   132,232,952   $     21,116,038  $     35,441,333
    Shares of beneficial interest outstanding ........        41,771,260       132,233,349         21,116,712        35,440,238
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..............   $          1.00   $          1.00   $           1.00  $           1.00
                                                         ===============   ===============   ================  ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------------

FOR THE YEAR ENDED OCTOBER 31, 2003

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                         GOVERNMENT MONEY         MONEY       TAX-EXEMPT MONEY   TREASURY MONEY
                                                            MARKET FUND        MARKET FUND       MARKET FUND       MARKET FUND
                                                         ----------------   ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends .......................................    $         6,394   $           505   $        128,642  $          3,507
     Interest ........................................          5,960,652         1,861,828          3,687,127         4,876,476
                                                         ----------------   ---------------   ----------------  ----------------
      Total investment income ........................          5,967,046         1,862,333          3,815,769         4,879,983
                                                         ----------------   ---------------   ----------------  ----------------

EXPENSES:
     Investment advisory fees (Note E) ...............            937,249           508,127          1,276,664         1,428,109
     Distribution expenses(a) (Note E) ...............            103,965           351,253             53,674            92,623
     Shareholder service fees(a) (Note E) ............             29,110           123,662                 --                --
     Transfer agent fees (Note E) ....................             35,206            35,678             34,904            33,922
     Administration fees (Note E) ....................            245,017            76,659            191,777           213,308
     Custodian fees ..................................             39,441            27,045             41,569            34,871
     Professional fees ...............................             40,314            25,089             35,507            37,862
     Trustees fees (Note E) ..........................             14,032             3,996             10,318            11,659
     Other expenses ..................................             57,198            81,413             76,625           115,678
                                                         ----------------   ---------------   ----------------  ----------------
      Total expenses before waivers ..................          1,501,532         1,232,922          1,721,038         1,968,032
                                                         ----------------   ---------------   ----------------  ----------------
      Less: Investment advisory fees waived (Note E) .                 --          (189,953)          (462,227)         (403,949)
                                                         ----------------   ---------------   ----------------  ----------------
      Net expenses ...................................          1,501,532         1,042,969          1,258,811         1,564,083
                                                         ----------------   ---------------   ----------------  ----------------

NET INVESTMENT INCOME ................................          4,465,514           819,364          2,556,958         3,315,900
                                                         ----------------   ---------------   ----------------  ----------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS ......    $     4,465,514   $       819,364   $      2,556,958  $      3,315,900
                                                         ================   ===============   ================  ================

----------------------------------
(a) Fees are incurred at the Class S level.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           GOVERNMENT MONEY MARKET FUND                MONEY MARKET FUND
                                                       -----------------------------------   -----------------------------------
                                                              YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                             2003               2002               2003               2002
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .................... $    522,988,029   $    655,800,728   $    143,859,865   $    178,123,239
                                                       ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ............................        4,465,514          8,808,657            819,364          1,990,421
    Net realized gain on investments sold ............               --                750                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
    Net increase in net assets from operations .......        4,465,514          8,809,407            819,364          1,990,421
                                                       ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class I .......................................       (4,202,317)        (8,210,940)           (43,427)           (27,053)
       Class S .......................................         (263,197)          (597,717)          (779,911)        (1,963,368)
                                                       ----------------   ----------------   ----------------   ----------------
       Total distributions ...........................       (4,465,514)        (8,808,657)          (823,338)        (1,990,421)
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class I .......................................      847,723,387        910,706,105         38,957,284         28,702,645
       Class S .......................................      115,592,257        119,135,868        496,726,922        552,585,697
    Proceeds from reinvestment of distributions:
       Class I .......................................          220,689            744,171             43,382             27,024
       Class S .......................................          263,008            597,814            779,855          1,961,799
    Cost of shares redeemed:
       Class I .......................................     (886,468,929)    (1,030,663,975)       (39,112,254)       (29,987,467)
       Class S .......................................     (104,677,676)      (133,333,432)      (508,716,201)      (587,553,072)
                                                       ----------------   ----------------   ----------------   ----------------
          Net decrease from
              capital share transactions .............      (27,347,264)      (132,813,449)       (11,321,012)       (34,263,374)
                                                       ----------------   ----------------   ----------------   ----------------
          Total decrease in net assets ...............      (27,347,264)      (132,812,699)       (11,324,986)       (34,263,374)
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....... $    495,640,765   $    522,988,029   $    132,534,879   $    143,859,865
                                                       ================   ================   ================   ================
    (A) Undistributed net investment income .......... $         31,622   $         31,622   $             --   $          3,974
                                                       ================   ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class I:
       Sold ..........................................      847,723,387        910,706,104         38,957,284         28,702,645
       Proceeds from reinvestment of distributions ...          220,689            744,171             43,382             27,024
       Redeemed ......................................     (886,468,929)    (1,030,663,975)       (39,112,254)       (29,987,467)
    Class S:
       Sold ..........................................      115,592,257        119,135,868        496,726,922        552,585,697
       Proceeds from reinvestment of distributions ...          263,008            597,814            779,855          1,961,799
       Redeemed ......................................     (104,677,676)      (133,333,432)      (508,716,201)      (587,553,072)
                                                       ----------------   ----------------   ----------------   ----------------
          Net decrease in shares outstanding .........      (27,347,264)      (132,813,450)       (11,321,012)       (34,263,374)
                                                       ================   ================   ================   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                           TAX-EXEMPT MONEY MARKET FUND           TREASURY MONEY MARKET FUND
                                                       -----------------------------------   -----------------------------------
                                                              YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                             2003               2002               2003               2002
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .................... $    361,613,772   $    462,148,158   $    369,299,963   $    272,665,737
                                                       ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ............................        2,556,958          4,838,941          3,315,900          4,551,544
    Net realized gain on investments sold ............               --                 --                 --                822
                                                       ----------------   ----------------   ----------------   ----------------
    Net increase in net assets from operations .......        2,556,958          4,838,941          3,315,900          4,552,366
                                                       ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class I .......................................       (2,456,279)        (4,624,443)        (3,103,580)        (4,197,484)
       Class S .......................................         (100,716)          (214,498)          (221,357)          (354,060)
                                                       ----------------   ----------------   ----------------   ----------------
       Total distributions ...........................       (2,556,995)        (4,838,941)        (3,324,937)        (4,551,544)
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class I .......................................      512,102,643        547,375,856        728,552,984        866,621,825
       Class S .......................................      126,779,578        111,068,236         76,994,891         52,389,546
    Proceeds from reinvestment of distributions:
       Class I .......................................              653             16,578             29,604             43,404
       Class S .......................................          100,671            214,223            221,026            353,389
    Cost of shares redeemed:
       Class I .......................................     (578,027,896)      (641,081,088)      (696,441,920)      (847,528,264)
       Class S .......................................     (126,694,689)      (118,128,191)       (72,902,160)       (47,807,292)
    Issued due to merger (Note A):
       Class I .......................................               --                 --                 --         72,560,796
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from
              capital share transactions .............      (65,739,040)      (100,534,386)        36,454,425         96,633,404
                                                       ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ....      (65,739,077)      (100,534,386)        36,445,388         96,634,226
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....... $    295,874,695   $    361,613,772   $    405,745,351   $    369,299,963
                                                       ================   ================   ================   ================
       (A) Undistributed net investment income ....... $             --   $             37   $             --   $          9,037
                                                       ================   ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class I:
       Sold ..........................................      512,102,643        547,375,856        728,552,984        866,621,826
       Proceeds from reinvestment of distributions ...              653             16,578             29,604             43,404
       Redeemed ......................................     (578,027,896)      (641,081,088)      (696,441,920)      (847,528,264)
       Issued due to merger (Note A) .................               --                 --                 --         72,568,067
    Class S:
       Sold ..........................................      126,779,578        111,068,236         76,994,891         52,389,546
       Proceeds from reinvestment of distributions ...          100,671            214,223            221,026            353,389
       Redeemed ......................................     (126,694,689)      (118,128,191)       (72,902,160)       (47,807,292)
                                                       ----------------   ----------------   ----------------   ----------------
       Net increase (decrease) in shares outstanding .      (65,739,040)      (100,534,386)        36,454,425         96,640,676
                                                       ================   ================   ================   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

GOVERNMENT MONEY MARKET FUND                                    OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR        TEN MONTHS        YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02       10/31/01       12/31/00       12/31/99       12/31/98
                                            ------------   ------------   ------------   ------------   ------------   ------------
CLASS I
Net Asset Value, Beginning of Period ...... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.01           0.02           0.04           0.06           0.05           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..............        (0.01)         (0.02)         (0.04)         (0.06)         (0.05)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         0.98%          1.70%          3.57%(A)       6.08%          4.87%          5.24%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $    453,873   $    492,398    $   611,611    $   589,752   $    464,520   $    396,797
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.29%          0.30%          0.38%          0.41%          0.41%          0.42%
     After reimbursement of
       expenses by Adviser ................         0.29%          0.30%          0.31%          0.33%          0.33%          0.35%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.98%          1.70%          4.14%          5.84%          4.70%          5.04%
     After reimbursement of
       expenses by Adviser ................         0.98%          1.70%          4.21%          5.92%          4.78%          5.12%


-----------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ...... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.01           0.01           0.03           0.06           0.04           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..............        (0.01)         (0.01)         (0.03)         (0.06)         (0.04)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         0.65%          1.36%          3.30%(A)       5.74%          4.53%         4.91%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $     41,768   $     30,590   $     44,190   $     76,097   $     96,031   $     89,497
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.62%          0.63%          0.71%          0.91%          0.91%          0.92%
     After reimbursement of
       expenses by Adviser ................         0.62%          0.63%          0.63%          0.65%          0.65%          0.67%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.65%          1.37%          3.81%          5.34%          4.20%         4.54%
     After reimbursement of
       expenses by Adviser ................         0.65%          1.37%          3.89%          5.60%          4.46%         4.80%

------------------
 (a)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

MONEY MARKET FUND                                               OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR        TEN MONTHS        YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02       10/31/01       12/31/00       12/31/99       12/31/98
                                            ------------   ------------   ------------   ------------   ------------   ------------
CLASS I
Net Asset Value, Beginning of Period ...... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.01           0.02(a)        0.04           0.06           0.05           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..............        (0.01)         (0.02)         (0.04)         (0.06)         (0.05)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Net Asset Value, End of Period ....... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         0.92%          1.58%          3.65%(B)       6.21%          4.98%          5.33%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $        302   $        414   $      1,672   $     44,274   $  1,138,123   $    941,295
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.50%          0.49%          0.58%          0.56%          0.55%          0.56%
     After reimbursement of
       expenses by Adviser ................         0.37%          0.37%          0.36%          0.33%          0.32%          0.33%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.78%          1.45%          4.17%          5.58%          4.65%          4.98%
     After reimbursement of
       expenses by Adviser ................         0.91%          1.57%          4.39%          5.81%          4.88%          5.21%


-----------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ...... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.01           0.01(a)        0.03           0.06           0.05           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..............        (0.01)         (0.01)         (0.03)         (0.06          (0.05)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         0.55%          1.22%          3.34%(B)       5.83%          4.60%          4.97%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $    132,233   $    143,446   $    176,451   $    231,648   $    247,655   $    219,576
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.86%          0.85%          0.94%          1.06%          1.05%          1.06%
     After reimbursement of
       expenses by Adviser ................         0.73%          0.73%          0.72%          0.69%          0.68%          0.69%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.42%          1.09%          3.81%          5.08%          4.15%          4.48%
     After reimbursement of
       expenses by Adviser ................         0.55%          1.21%          4.03%          5.45%          4.52%          4.85%

------------------
 (a)  The selected per share data was calculated  using  weighted  average shares method for the period.
 (b)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR        TEN MONTHS        YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02       10/31/01       12/31/00       12/31/99       12/31/98
                                            ------------   ------------   ------------   ------------   ------------   ------------
CLASS I
Net Asset Value, Beginning of Period ...... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.01           0.01           0.02           0.04           0.03           0.03
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..............        (0.01)         (0.01)         (0.02)         (0.04)         (0.03)         (0.03)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         0.72%          1.12%          2.17%(A)       3.87%          3.01%          3.21%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $    274,759   $    340,683   $    434,372   $    416,864   $    284,455   $    272,834
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.46%          0.45%          0.55%          0.55%          0.58%          0.56%
     After reimbursement of
       expenses by Adviser ................         0.33%          0.33%          0.33%          0.32%          0.35%          0.35%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.59%          0.99%          2.38%          3.57%          2.73%          2.95%
     After reimbursement of
       expenses by Adviser ................         0.72%          1.11%          2.60%          3.80%          2.96%          3.17%


-----------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ...... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................           --(b)        0.01           0.02           0.04           0.03           0.03
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..............           --(b)       (0.01)         (0.02)         (0.04)         (0.03)         (0.03)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         0.47%          0.87%          1.96%(A)       3.61%          2.75%          2.96%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $     21,116   $     20,930   $     27,776   $     65,046   $     66,130   $     67,480
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.71%          0.70%          0.80%          1.05%          1.08%          1.06%
     After reimbursement of
       expenses by Adviser ................         0.58%          0.58%          0.58%          0.57%          0.60%          0.60%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.34%          0.74%          2.13%          3.07%          2.23%          2.45%
     After reimbursement of
       expenses by Adviser ................         0.47%          0.86%          2.35%          3.55%          2.71%          2.92%

--------------
 (a)  Not Annualized.
 (b) Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

TREASURY MONEY MARKET FUND                                      OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR        TEN MONTHS        YEAR           YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/03       10/31/02       10/31/01       12/31/00       12/31/99       12/31/98
                                            ------------   ------------   ------------   ------------   ------------   ------------
CLASS I
Net Asset Value, Beginning of Period ...... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.01           0.01           0.03           0.06           0.05           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..............        (0.01)         (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         0.85%          1.47%          3.40%(A)       5.85%          4.63%          4.90%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $    370,304   $    338,172   $    246,473   $    219,437   $    327,906   $    328,222
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.46%          0.46%          0.56%          0.58%          0.59%          0.59%
     After reimbursement of
       expenses by Adviser ................         0.36%          0.36%          0.34%          0.35%          0.36%          0.37%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.74%          1.35%          3.76%          5.44%          4.30%          4.58%
     After reimbursement of
       expenses by Adviser ................         0.84%          1.45%          3.98%          5.67%          4.53%          4.79%


-----------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ...... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.01           0.01           0.03           0.05           0.04           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..............        (0.01)         (0.01)         (0.03)         (0.05)         (0.04)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ............ $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN ..............................         0.60%          1.22%          3.19%(A)       5.59%          4.37%          4.64%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $     35,441   $     31,128   $     26,193   $     13,422   $     11,696   $     17,625
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.71%          0.71%          0.81%          1.08%          1.09%          1.09%
     After reimbursement of
       expenses by Adviser ................         0.61%          0.61%          0.59%          0.60%          0.61%          0.62%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ................         0.49%          1.10%          3.51%          4.94%          3.80%          4.08%
     After reimbursement of
       expenses by Adviser ................         0.59%          1.20%          3.73%          5.42%          4.28%          4.54%

-------------
 (a)  Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS                                         OCTOBER 31, 2003
-----------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and operates as an open-end management investment company that is comprised of 28 separate portfolios.

Four Funds of the Trust are included in these financial statements: ABN AMRO Government Money Market Fund ("Government Money Market Fund"), ABN AMRO Money Market Fund ("Money Market Fund"), ABN AMRO Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund") and ABN AMRO Treasury Money Market Fund ("Treasury Money Market Fund") (each a "Fund" and collectively, the "Funds").

FUND ACQUISITION

On June 10, 2002, Treasury Money Market Fund acquired all of the net assets of U.S. Treasury Money Market Fund, a portfolio of The Independence One Funds ("Acquired Fund"), pursuant to a plan of reorganization approved by the Board of Trustees on December 21, 2001. The acquisition was accomplished by a tax-free exchange of 72,568,067 class K shares of the Acquired Fund (valued at $72,560,796), for 72,560,796 class I shares of Treasury Money Market Fund.

The net assets of the Acquired Fund were combined with the net assets of Treasury Money Market Fund on the acquisition date and included no unrealized appreciation or depreciation on investments. The aggregate net assets of Treasury Money Market Fund immediately before and after the acquisition were $276,472,500 and $349,033,296, respectively.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds and repurchase agreements, are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements are valued at cost.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management
(USA) LLC (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the identified cost method.

(4) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2003, the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:

                                         AMOUNT  EXPIRATION DATE
                                         ------  ---------------
Government Money Market Fund .......  $   2,303        2004
Money Market Fund ..................         45   2004-2008
Tax-Exempt Money Market Fund .......      1,324        2005

(5) MULTI-CLASS OPERATIONS: Each class offered by these Funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class and relate to distribution fees and shareholder servicing fees.

         ABN AMRO FUNDS                                         OCTOBER 31, 2003
-----------------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(6) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: The Funds declare dividends daily from net investment income. The Funds' dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Funds are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                  ACCUMULATED NET REALIZED
                            LOSS            PAID IN CAPITAL
                            ----            ---------------
Money Market Fund         $  48               $     (48)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

              DISTRIBUTIONS PAID IN 2003      DISTRIBUTIONS PAID IN 2002
              --------------------------      --------------------------
                    TAX-EXEMPT     ORDINARY     TAX-EXEMPT       ORDINARY
                      INCOME        INCOME        INCOME          INCOME
                      ------        ------        ------          ------
Government Money
    Market Fund ..      $  --    $  4,743,963   $       --   $   8,259,564
Money Market Fund          --         823,338           --       1,990,421
Tax-Exempt Money
    Market Fund ..  2,757,974              --    5,143,426              --
Treasury Money
    Market Fund ..         --       3,526,657           --       4,611,770

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                UNDISTRIBUTED UNDISTRIBUTED
                    CAPITAL LOSS   ORDINARY     TAX-EXEMPT
                    CARRYFORWARD    INCOME        INCOME
                    ------------    ------        ------
Government Money
    Market Fund ..    $(2,303)     $302,266      $     --
Money Market Fund         (45)           --            --
Tax-Exempt Money
    Market Fund ..     (1,324)           --       144,298
Treasury Money
    Market Fund ..         --       194,758            --

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: The Adviser provides the Funds with investment advisory services. Under terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly based on a specified annual rate of average daily net assets. In addition, the Funds have an expense limitation agreement with the Adviser, which caps annual total expenses for Class I and Class S shareholders at certain specified annual rates of average daily net assets, respectively.

                               ADVISORY FEES   EXPENSE LIMITATIONS
       FUND                     ANNUAL RATE     CLASS I   CLASS S
       ----                     -----------     -------   -------
Government Money Market Fund       0.20%         0.31%     0.63%
Money Market Fund                  0.35%         0.37%     0.73%
Tax-Exempt Money Market Fund       0.35%         0.33%     0.58%
Treasury Money Market Fund         0.35%         0.36%     0.61%

ABN AMRO Investment Fund Services, Inc. (the "Administrator"), provides the Funds with various administrative services. Under terms of the administration agreement, administration and custody liaison fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets and a fixed charge that varies according to the size of each Fund. The fee arrangements are as follows:

  ADMINISTRATION                    CUSTODY
       FEES                       LIAISON FEES
  AT TRUST LEVEL   ANNUAL RATE    AT FUND LEVEL     ANNUAL RATE
  --------------   -----------    -------------     -----------
First $2 billion       0.060%    First $100 million   $10,000
$2 billion to                    $100 million to
  $12.5 billion        0.050       $500 million        15,000
Over $12.5 billion     0.045     Over $500 million     20,000

         ABN AMRO FUNDS                                         OCTOBER 31, 2003
-----------------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Funds. Under terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets, as follows:

AVERAGE DAILY NET ASSETS
  OF TRUST                                    ANNUAL RATE
  --------                                    -----------
First $2 billion                                0.045%
$2 billion to $3 billion                        0.040%
$3 billion to $8 billion                        0.030%
$8 billion to $12 billion                       0.025%
Over $12 billion                                0.020%

Under the sub-administration agreement with PFPC, custody liaison fees are fixed at an annual rate of $10,000 per Fund.

ABN AMRO Distributions Services (USA) Inc. (the "Distributor") serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class S shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I shares of the Funds do not have distribution plans.

In addition, the Funds have adopted a shareholder servicing plan for the Class S shares. The Distributor is paid a fee at an annual rate up to 0.25% of the average daily net assets of the Class S shares, for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee and non-affiliated interested and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $5,000 and reimburses each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $5,000 per year.

NOTE (F) CREDIT AGREEMENT: The Trust's line of credit agreement with J.P. Morgan Chase & Co. was terminated on February 18, 2003. On March 20, 2003, the Trust entered into a credit agreement with The Bank of Nova Scotia which provides the Trust with a revolving credit facility up to $50 million. The facility is shared by the Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility and the interest rate of outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offering Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2003, there were no borrowings outstanding against the line of credit.

ABN AMRO FUNDS
--------------

REPORT OF INDEPENDENT AUDITORS
------------------------------

To the Shareholders and Board of Trustees of ABN AMRO Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, and Treasury Money Market Fund (the "Funds")(four of the Funds constituting the ABN AMRO Funds (the "Trust")), as of October 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of ABN AMRO Funds as of October 31, 2003, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Chicago, Illinois
December 17, 2003

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2003

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED): For the year ended October 31, 2003, 100.00% of the income distributions made by Tax-Exempt Money Market Fund were exempt from federal income taxes.

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function. The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request.

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE1 AND                                      FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST       TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------       -----------       ----------------------           -------             ---------------
DISINTERESTED TRUSTEES
----------------------

Leonard F. Amari                   10 years    Partner at the law offices of Amari &   28      Director, United Community
c/o 161 North Clark Street                     Locallo, a practice with exclusive              Bank of Lisle; Director, Delaware
Chicago, IL 60601                              concentration in real estate taxation           Place Bank; Trustee, John Marshall
Age: 61                                        and related areas, since 1987; Special          Law School.
Trustee                                        Assistant Attorney General since 1986.

Robert Feitler(2 3)                 2 years    Retired. President and Chief            28      Chairman of Executive Committee,
c/o 161 North Clark Street                     Operating Officer, Weyco Group, Inc.,           Board of Directors, Weyco Group,
Chicago, IL 60601                              1968-1996.                                      Inc. (men's footwear);
Age: 72                                                                                        Director, Strattec Security
Trustee                                                                                        Corporation (automobile parts).

Robert A. Kushner                   4 years    Retired. Vice President, Secretary      28                   None.
c/o 161 North Clark Street                     and General Counsel at Cyclops
Chicago, IL 60601                              Industries, Inc., 1976-1992.
Age: 67
Trustee

Robert B. Scherer                   4 years    President of The Rockridge Group, Ltd., 28      Director, Title Reinsurance
c/o 161 North Clark Street                     (title insurance industry consulting            Company (insurance for title agents).
Chicago, IL 60601                              services) since 1994.
Age: 62
Trustee

Nathan Shapiro                     10 years    President of SF Investments, Inc.       28      Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                     (broker/dealer and investment banking           (property and casualty insurance
Chicago, IL 60601                              firm) since 1971; President of SLD Corp.        firm); Director, DVI, Inc.
Age: 67                                        (management consultants) since 1977.            (financial firm).
Trustee

Denis Springer                      4 years    Retired. Senior Vice President and      28                   None.
c/o 161 North Clark Street                     Chief Financial Officer of Burlington
Chicago, IL 60601                              Northern Santa Fe Corp. (railroad),
Age: 57                                        1995-1999.
Trustee

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2003

ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE1 AND                                      FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST       TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------       -----------       ----------------------           -------             ---------------
INTERESTED TRUSTEES(4)
---------------------

Stuart D. Bilton, CFA              10 years    Chairman of ABN AMRO Asset              28       Director, Baldwin & Lyons, Inc.;
c/o 161 North Clark Street                     Management Holdings, Inc.; President             The UICI Companies;
Chicago, IL 60601                              and Chief Executive Officer of ABN AMRO          Veredus Asset Management LLC;
Age: 57                                        Asset Management Holdings, Inc. from             TAMRO Capital Partners LLC.
Chairman, Board of Trustees                    2001-2003; President of Alleghany Asset
                                               Management, Inc. from 1996-2001
                                               (purchased by ABN AMRO in February 2001).

Gregory T. Mutz                    10 years    Vice Chairman of UICI (NYSE:UCI)        28       Chairman of the Board of
c/o 161 North Clark Street                     (an insurance holding company);                  AMLI Residential Properties
Chicago, IL 60601                              formerly, President and CEOof UICI from          Trust (NYSE:AML) (a Multifamily
Age: 57                                        January 1999 to July 2003; formerly,             REIT),  a successor company to
Trustee                                        CEO of AMLI Residential Properties               AMLI Realty Co.
                                               Trust (NYSE:AML), 1981-1998.

ADVISORY TRUSTEE(5)
------------------
James Wynsma(2 6)                     --       Retired. Chairman of ABN AMRO Asset     N/A                  None.
c/o 161 North Clark Street                     Management (USA) LLC, January
Chicago, IL 60601                              2000 to February 2001; President &
Age: 67                                        CEO, May 1999 to December 1999.
Advisory Trustee                               Vice Chairman of LaSalle Bank N.A.
                                               and head of its Trust and Asset
                                               Management department, 1992-2000.

OFFICER(S) WHO ARE NOT TRUSTEES(4)
---------------------------------
Kenneth C. Anderson                10 years    President of ABN AMRO Investment        N/A                   N/A
c/o 161 North Clark Street                     Fund Services, Inc. (formerly known as
Chicago, IL 60601                              Alleghany Investment Services, Inc.)
Age: 39                                        since 1995; Executive Vice President of
President (Chief Executive Officer)            ABN AMRO Asset Management (USA)
                                               LLC since 2001; Director, ABN AMRO
                                               Trust Services Company since 2001;
                                               Director, Veredus Asset Management
                                               LLC and TAMRO Capital Partners LLC
                                               since 2001; Officer of the Trust since
                                               1993; CPA.

Gerald F. Dillenburg                7 years    Senior Managing Director ("SMD") of     N/A                   N/A
c/o 161 North Clark Street                     ABN AMRO Investment Fund Services,
Chicago, IL 60601                              Inc. (formerly known as Alleghany
Age: 36                                        Investment Services, Inc.) since 1996;
Senior Vice President, Secretary               SMD of ABN AMRO Asset Management
and Treasurer (Chief Financial                 Holdings, Inc., ABN AMRO Asset
Officer, Chief Operating Officer               Management (USA) LLC and ABN AMRO
and Chief Compliance Officer)                  Asset Management, Inc. (formerly known as
                                               Chicago Capital Management, Inc.) since 2001;
                                               Operations manager and compliance
                                               officer of all mutual funds since 1996; CPA.

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2003

ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE(1) AND                                    FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST       TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------       -----------       ----------------------           -------             ---------------
Debra Bunde Reams                   4 years    Vice President of Montag & Caldwell,    N/A                   N/A
c/o 161 North Clark Street                     Inc., since 1996; Chartered
Chicago, IL 60601                              Financial Analyst.
Age: 40
Vice President

William Long                        2 years    Vice President of Montag & Caldwell,    N/A                   N/A
c/o 161 North Clark Street                     Inc., since 2000; former Vice
Chicago, IL 60601                              President and Director of Sales for
Age: 42                                        First Capital Group, First Union
Vice President                                 National Bank, 1996-2000.

------------------------------------------------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees,
   (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 This person is a former Trustee of ABN AMRO Funds, a Massachusetts business trust, which was reorganized into the Alleghany Funds, a Delaware statutory trust in September 2001. Pursuant to this reorganization, the Alleghany Funds changed its name to "ABN AMRO Funds."
3 Mr. Feitler retired as Trustee of ABN AMRO Funds effective November 1, 2003. 4 "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of his affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' investment advisers. Mr. Mutz is considered an "interested person" as determined by the Board of Trustees because of his position as director of an unaffiliated company which Mr. Bilton, an interested Trustee of the Trust, is also a director and serves on the audit, compensation and nominating committee.
5 An advisory trustee provides services to the Board at the Board's request such as advice on general matters and attendance at board meetings, but is not entitled to vote. An advisory trustee does not have advisory functions as to a Fund's present or future investments.
6 Prior to December 19, 2002, Mr. Wynsma served as an interested Trustee of the Trust for approximately one year. Effective December 19, 2002, Mr. Wynsma resigned from his position as interested Trustee and was appointed by the Board to serve as an advisory trustee.

                     This page is left blank intentionally.

ABN AMRO FUNDS

  TRUSTEES

  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Robert Feitler*
  Robert A. Kushner*
  Gregory T. Mutz
  Robert B. Scherer*
  Nathan Shapiro*
  Denis Springer*
  James Wynsma**

  *NON-INTERESTED TRUSTEE
  **ADVISORY TRUSTEE

  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  ABN AMRO Asset Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205

  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940

  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406

  OFFICERS

  Kenneth C. Anderson, President and
     Chief Executive Officer
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer
  William Long, Vice President
  Debra Bunde Reams, Vice President
  Michael A. Cozzi, Assistant Treasurer
  Laura M. Hlade, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary

  CUSTODIAN

  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, PA 19153

  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601

  INDEPENDENT AUDITORS

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

ABAN 03 2

OCTOBER 31, 2003

[LOGO OMITTED - SHIELD] ABN-AMRO ASSET MANAGEMENT

ANNUAL REPORT 2003

                 ABN AMRO ASSET MANAGEMENT O MONTAG & CALDWELL
               TAMRO CAPITAL PARTNERS O VEREDUS ASSET MANAGEMENT

                                                                  ABN AMRO FUNDS

                                                             CLASS Y & YS SHARES
                                                      Institutional Money Market

ABN AMRO Funds

Dear Fellow Shareholder,

After three years of negative returns, patience has begun to pay off. The U.S. economy has finally begun to show improvement, and the markets have responded.

Early this year, worries about a war with Iraq and lingering concerns about the health of the U.S. economy caused many investors to seek safety in fixed income investments such as bonds, and cash. When the initial stage of the conflict with Iraq ended quickly and economic forecasts began to improve, investors returned to the stock market in droves, gravitating toward the riskiest sectors. The market's momentum has continued, helping to drive every one of the ABN AMRO Funds to positive returns for the fiscal year ended October 31, 2003 (for fund classes open for the full year). Our managers remained steadfast in their investment strategies, and their discipline continued to reward our shareholders.

This welcome shift in investor sentiment reminds us once again of one of the most important tenets of successful investing - asset allocation. Investors who had devised a diversified portfolio and adhered to it through this economic cycle would have benefited from the market upswing.

We continue to expand our investment options to offer investors a full array of choices to fit almost any diversification strategy. Effective asset allocation should go beyond simply deciding how to divide a portfolio between stocks and bonds; we seek to allow investors to build broadly diversified portfolios within our family. To this end, we have added the ABN AMRO High-Yield Bond Fund (N & I class) and the ABN AMRO Investment Grade Bond Fund (N class) to expand our range of diversification options.

We want to assure you, our shareholders, that ABN AMRO Funds maintain high ethical and professional standards in our investment management, shareholder and intermediary services. Thank you for your investment business. If you have any questions, please contact an Investor Services Associate. Also, be sure to take advantage of the wealth of Fund information and shareholder services available on our web site at www.abnamrofunds.com.

Sincerely,

/S/ KENNETH C.ANDERSON

Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. RETURN FIGURES REFLECT ANY EXPENSE REIMBURSEMENTS AND FEE WAIVERS. WITHOUT REIMBURSEMENTS OR WAIVERS, FUND RETURNS WOULD HAVE BEEN LOWER.

FEES AND EXPENSES APPLY AS DESCRIBED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

SHAREHOLDER SERVICES 800 992-8151 O INSTITUTIONAL TRADES 888-838-5132 O WWW.ABNAMROFUNDS.COM

ABN AMRO Funds

TABLE OF CONTENTS

Portfolio Manager Commentary......................   2
Schedule of Investments...........................   3
Statement of Assets and Liabilities...............   5
Statement of Operations...........................   6
Statement of Changes in Net Assets................   7
Financial Highlights..............................   8
Notes to Financial Statements.....................   9

INSTITUTIONAL MONEY MARKET FUNDS

  Institutional Prime Money Market Fund
  Institutional Treasury Money Market Fund*
  Institutional Government Money Market Fund*


NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

ABN AMRO IS A REGISTERED SERVICE MARK OF ABN AMRO HOLDING N.V. ALL RIGHTS RESERVED.

* As of the date of this annual report, these Funds had not yet commenced operations.

        ABN AMRO FUNDS
----------------------

INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2003
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

                                                                Karen Van Cleave
Q. How did the Fund perform during the fiscal year ended October 31, 2003?
---------
    For the fiscal year ended October 31, 2003, Institutional Prime Money Market Fund produced a 7-day average yield of 0.92% and 0.67% for Class Y and Class YS shares, respectively. During the same period, Class Y and Class YS shares returned 1.14% and 0.88%, respectively. By comparison, The Fund's benchmark, the iMoneyNet First Tier Institutional Average Index, returned 0.92%. The Fund's peer group, as measured by the Lipper Institutional Money Market Funds Index, returned 1.13%.

Q.  What was the investment environment like during the twelve-month period?
---------
A. The Federal Reserve (the "Fed") maintained their accommodative stance throughout the period. In November 2002, the Fed moved aggressively, dropping the Federal Funds target rate 50 basis points to 1.25%. With the threat of military conflict with Iraq hanging over the country, however, the market failed to respond. The Fed stepped in again in June, citing the possibility of deflation. This time, they were less aggressive, dropping the rate 25 basis points, although many in the market were hoping for another 50 basis point cut. As we moved into the summer, fears of deflation and hopes for further cuts from the Fed faded as economic indicators turned almost uniformly positive, and the stock market rose rapidly. Despite assurances from the Fed that they were planning to keep rates low for the foreseeable future, many in the market began to anticipate that rates would move up by the end of the year. This caused the yield curve, which had been flat for the majority of the period, to steepen, as longer-term rates rose in anticipation of higher rates ahead.

Q.  What was your strategy?
---------
A. We positioned our portfolio close to the maximum allowable limit of our maturity range over the entire period. By doing so, our portfolio was able to benefit from the steepening of the yield curve that occurred toward the end of the period. Over the course of the past twelve months, the Fund's maturities ranged from 48 to 61 days.

Q.  What's your outlook?
---------
A. We believe that the Fed is likely to keep rates at their current low levels until at least the summer of 2004. Given this expectation, we plan to slowly decrease the duration of our portfolio in the months leading up to this time frame in order to quickly take advantage of higher rates. That said, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

[BEGIN SIDEBAR]
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                        7-DAY AVERAGE YIELD
                        -------------------
Class Y Shares                  0.92%
Class YS Shares                 0.67%

THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.


                AVERAGE ANNUAL
                TOTAL RETURNS
                --------------
Institutional Prime
Money Market Fund --
Class Y Shares
---------------------
One Year                    1.14%
Five Year                    N/A
   Since Inception
   12/28/99                 3.38%

iMoneyNet First
Tier Institutional Average Index
--------------------------------
One Year                    0.92%
Five Year                    N/A
   Since Inception*         3.20%

Lipper Institutional Money M
arket Funds Index
----------------------------
One Year                    1.13%
Five Year                    N/A
   Since Inception*         3.42%

* INDEX RETURNS COMPUTED FROM DECEMBER 31, 1999.

Institutional Prime
Money Market Fund --
Class YS Shares
--------------------
One Year                    0.88%
Five Year                    N/A
   Since Inception
   06/29/00                 2.75%

iMoneyNet First
Tier Institutional Average Index
--------------------------------

One Year                    0.92%
Five Year                    N/A
   Since Inception**        2.80%

Lipper Institutional Money
Market Funds Index
---------------------------
One Year                    1.13%
Five Year                    N/A
   Since Inception**        3.02%

** INDEX RETURNS COMPUTED FROM JUNE 30, 2000.

[END SIDEBAR]

        ABN AMRO FUNDS
----------------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2003
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

COMMERCIAL PAPER                        46%
CERTIFICATES OF DEPOSIT                 21%
GIC WITHIN FUNDING AGREEMENTS           11%
U.S. GOVERNMENT AGENCY OBLIGATIONS       9%
FLOATING RATE SECURITIES                 7%
TIME DEPOSITS                            6%

% OF TOTAL NET ASSETS

                                                  MARKET
 PAR VALUE                                         VALUE
-----------                                       -------

COMMERCIAL PAPER (A) - 46.12%
               ASSET-BACKED (B) - 16.68%
$  20,000,000  FCAR Owner Trust
                 1.050%, 11/19/03 .........   $    19,989,500
               Galaxy Funding
   20,000,000    1.060%, 11/21/03 .........        19,988,222
   20,000,000    1.090%, 01/27/04 .........        19,947,317
   30,000,000  Greenwich Funding
                 1.050%, 11/13/03 .........        29,989,500
   30,000,000  Mont Blanc Capital
                 1.070%, 12/11/03 .........        29,964,333
  100,000,000  New Center Asset Trust
                 1.040%, 11/03/03 .........        99,994,222
   50,000,000  Variable Funding Capital
                 1.050%, 12/02/03 .........        49,954,792
               Yorktown Capital
   50,000,000    1.055%, 11/20/03 .........        49,972,160
   30,000,000    1.050%, 11/21/03 .........        29,982,500
                                              ---------------
                                                  349,782,546
                                              ---------------
               AUTOMOBILE - 2.36%
   49,500,000  Toyota Motor Credit
                 1.060%, 12/08/03 .........        49,446,072
                                              ---------------
               BANKS - 12.53%
   33,000,000  ANZ (DE)
                 1.020%, 12/11/03 .........        32,962,600
   50,000,000  Citicorp
                 1.050%, 11/05/03 .........        49,994,167
   35,000,000  Danske
                 1.030%, 01/12/04 .........        34,927,900
   20,000,000  HBOS Treasury Services
                 1.045%, 01/08/04 .........        19,960,522
   30,000,000  Societe Generale
                 1.080%, 02/05/04 .........        29,913,600
   95,000,000  UBS Finance (DE)
                 1.040%, 11/03/03 .........        94,994,511
                                              ---------------
                                                  262,753,300
                                              ---------------

                                                  MARKET
 PAR VALUE                                         VALUE
-----------                                       -------

               FINANCIAL SERVICES - 11.70%
               Bear Stearns
$  50,000,000    1.050%, 11/04/03 .........   $    49,995,625
   48,000,000    1.050%, 11/19/03 .........        47,974,800
   50,000,000  Morgan Stanley
                 1.060%, 11/06/03 .........        49,992,639
               Transamerica Finance
   50,000,000    1.050%, 11/05/03 .........        49,994,167
   47,550,000    1.050%, 11/17/03 .........        47,527,810
                                              ---------------
                                                  245,485,041
                                              ---------------
               INSURANCE - 2.85%
   15,000,000  ING (US) Funding
                 1.200%, 07/06/04 .........        14,876,000
   45,000,000  Prudential Funding
                 1.050%, 11/24/03 .........        44,969,812
                                              ---------------
                                                   59,845,812
                                              ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $967,312,771) ......       967,312,771
                                              ---------------

CERTIFICATES OF DEPOSIT - 20.98%
               BANKS - 20.98%
               Bank of New York
   34,000,000    1.270%, 04/28/04 .........        34,032,999
   50,000,000    1.070%, 06/17/04 (D) .....        50,003,155
   34,000,000  Barclays Bank (NY)
                 1.240%, 11/03/03 .........        34,000,000
   19,000,000  BNP Paribus (NY)
                 1.390%, 08/27/04 .........        19,029,451
   10,000,000  Chase Manhattan Bank
                 1.070%, 11/08/04 (D) .....        10,000,000
               First Tennessee National Bank
   25,000,000    1.050%, 12/05/03 .........        25,000,000
   25,000,000    1.080%, 01/12/04 .........        25,000,000
               Landesbank Baden-Wuerttemberg
   32,000,000    1.030%, 11/06/03 .........        32,000,044
   19,000,000    1.120%, 03/15/04 (D) .....        19,002,886
   32,000,000  Nordea Bank (NY)
                 1.040%, 01/07/04 .........        32,000,592
   33,000,000  Regions Bank
                 1.150%, 03/02/04 .........        33,000,000
   34,000,000  Royal Bank of Scotland (NY)
                 1.230%, 12/05/03 .........        34,002,523
   30,000,000  Svenska Handelsbanken (NY)
                 1.260%, 06/29/04 .........        30,001,987
               West Deutsche Landesbank (NY)
   33,000,000    1.040%, 12/18/03 .........        33,000,000
   30,000,000    1.220%, 05/25/04 .........        30,001,701
                                              ---------------
                                                  440,075,338
                                              ---------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $440,075,338) ......       440,075,338
                                              ---------------

GIC WITHIN FUNDING AGREEMENTS - 10.96%

   40,000,000  Allstate Life Insurance Funding
                 Agreement GIC
                 1.280%, 03/01/04 .........        40,000,000
   30,000,000  Hartford Life Insurance Funding
                 Agreement GIC
                 1.250%, 04/01/04 .........        30,000,000
               Metropolitan Life Insurance
                 Funding Agreement GIC
   40,000,000    1.200%, 02/02/04 .........        40,000,000
   10,000,000    1.280%, 10/25/04 .........        10,000,000



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               ABN AMRO FUNDS
-----------------------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2003
SCHEDULE OF INVESTMENTS - continued
--------------------------------------------------------------------------------

                                                  MARKET
 PAR VALUE                                         VALUE
-----------                                       -------

GIC WITHIN FUNDING AGREEMENTS (CONTINUED)
$  60,000,000  New York Life Insurance Funding
                 Agreement GIC
                 1.190%, 10/01/04 .........   $    60,000,000
               Travelers Insurance Funding
                 Agreement GIC
   10,000,000    1.200%, 12/22/03 .........        10,000,000
   40,000,000    1.200%, 12/22/03 .........        40,000,000
                                              ---------------
               TOTAL GIC WITHIN FUNDING AGREEMENTS
                 (Cost $230,000,000) ......       230,000,000
                                              ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.33%
               FEDERAL FARM CREDIT BANK - 0.48%
   10,000,000    1.800%, 11/03/03 .........        10,000,321
                                              ---------------
               FEDERAL HOME LOAN BANK - 2.72%
   12,000,000    2.500%, 11/14/03 .........        12,005,281
   30,000,000    1.230%, 11/18/03 (A) .....        29,982,575
   15,000,000    3.270%, 02/12/04 .........        15,092,260
                                              ---------------
                                                   57,080,116
                                              ---------------
               FEDERAL HOME LOAN MORTGAGE (A) - 2.08%
   19,000,000    1.180%, 05/06/04 .........        18,883,540
   25,000,000    1.200%, 09/09/04 .........        24,739,167
                                              ---------------
                                                   43,622,707
                                              ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 4.05%
   30,000,000    1.070%, 11/12/03 (A) .....        29,990,192
   30,000,000    5.125%, 02/13/04 .........        30,332,057
   25,000,000    1.200%, 08/20/04 (A) .....        24,755,833
                                              ---------------
                                                   85,078,082
                                              ---------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $195,781,226) ......       195,781,226
                                              ---------------

FLOATING RATE SECURITIES (C) - 6.54%
   33,000,000  Bank One, MTN
                 1.410%, 05/07/04 .........        33,060,898
   15,000,000  Citigroup Global Markets
                 Holdings, MTN, Series K
                 1.470%, 05/07/04 .........        15,031,337
   40,000,000  General Electric Capital, MTN
                 Series A
                 1.120%, 01/28/04 .........        40,005,490
   30,000,000  J.P. Morgan Chase, MTN, Series C
                 1.290%, 03/22/04 .........        30,022,698
   19,000,000  Merrill Lynch, MTN, Series B
                 1.500%, 04/07/04 .........        19,032,687
                                              ---------------

               TOTAL FLOATING RATE SECURITIES
                 (Cost $137,153,110) ......       137,153,110
                                              ---------------

TIME DEPOSITS - 6.49%
   41,109,000  National City
                 1.040%, 11/03/03 .........        41,109,000
   95,000,000  SunTrust
                 1.040%, 11/03/03 .........        95,000,000
                                              ---------------
               TOTAL TIME DEPOSITS
                 (Cost $136,109,000) ......       136,109,000
                                              ---------------

                                                  MARKET
  SHARES                                          VALUE
----------                                        -------

INVESTMENT COMPANY - 0.03%
      578,140  BlackRock Provident Institutional
                 TempFund Portfolio .......   $       578,140
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $578,140) ..........           578,140
                                              ---------------
TOTAL INVESTMENTS - 100.45%
   (Cost $2,107,009,585)* .................     2,107,009,585
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.45)%         (9,403,259)
                                              ---------------
NET ASSETS - 100.00% ......................   $ 2,097,606,326
                                              ===============

-----------------------------------------------
  * At October 31, 2003, cost is identical for book and Federal income tax purposes.
(A)  Annualized yield at the time of purchase.
(B) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2003, these securities amounted to $349,782,546 or 16.68% of net assets. These securities have been determined by the Adviser to be liquid securities.
(C) Variable rate note. The interest rate shown reflects the rate in effect at October 31, 2003.

    (DE) Delaware
    (NY) New York
     GIC Guaranteed Investment Contract
     MTN Medium Term Note


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                            INSTITUTIONAL PRIME
                                                                MONEY MARKET
                                                                    FUND
                                                            -------------------

ASSETS:
Investments:
        Investments at cost ..............................   $  2,107,009,585
                                                             ----------------
          Total investments at value .....................      2,107,009,585
Receivables:
        Dividends and interest ...........................          2,423,542
        Fund shares sold .................................            131,000
Other assets .............................................             74,627
                                                             ----------------
          Total assets ...................................      2,109,638,754
                                                            -----------------
LIABILITIES:
Payables:
        Dividend distribution ............................          1,484,890
        Investments purchased ............................         10,000,000
        Fund shares redeemed .............................              2,600
        Due to Adviser, net (Note E) .....................            198,759
        Administration fees (Note E) .....................            103,675
        Shareholder service fees (Note E) ................             15,867
        Trustees fees (Note E) ...........................             24,456
Accrued expenses and other payables ......................            202,181
                                                            -----------------
          Total liabilities ..............................         12,032,428
                                                            -----------------
NET ASSETS ...............................................  $   2,097,606,326
                                                            =================

NET ASSETS CONSIST OF:
    Paid in capital ......................................  $   2,097,640,564
    Accumulated net realized loss on investments .........            (34,238)
                                                            -----------------
        TOTAL NET ASSETS .................................  $   2,097,606,326
                                                            =================
CLASS Y:
    Net Assets ...........................................  $   2,035,708,767
    Shares of beneficial interest outstanding ............      2,035,708,788
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................  $           1.00
                                                            =================
CLASS YS:
    Net Assets ...........................................  $      61,897,559
    Shares of beneficial interest outstanding ............         61,902,742
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................  $            1.00
                                                            =================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2003
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                            INSTITUTIONAL PRIME
                                                                MONEY MARKET
                                                                    FUND
                                                              ----------------
INVESTMENT INCOME:
     Dividends ...........................................    $          1,050
     Interest ............................................          33,478,637
                                                              ----------------
      Total investment income ............................          33,479,687
                                                              ----------------

EXPENSES:
     Investment advisory fees (Note E) ...................           2,552,934
     Shareholder service fees(a) (Note E) ................             198,487
     Transfer agent fees .................................              36,648
     Administration fees (Note E) ........................           1,331,676
     Custodian fees ......................................             182,797
     Professional fees ...................................             133,261
     Trustees fees (Note E) ..............................              76,308
     Other expenses ......................................             286,390
                                                              ----------------
      Net expenses .......................................           4,798,501
                                                              ----------------

NET INVESTMENT INCOME ....................................          28,681,186
                                                              ----------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS ..........    $     28,681,186
                                                              ================

-------------------------------------------
 (a) Shareholder service fees are incurred at the Class YS level.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                 INSTITUTIONAL PRIME MONEY MARKET FUND
                                                                 --------------------------------------
                                                                        YEARS ENDED OCTOBER 31,
                                                                        2003               2002
                                                                  ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ............................    $  2,268,472,819   $  1,743,112,845
                                                                  ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ....................................          28,681,186         35,351,625
                                                                  ----------------   ----------------
    Net increase in net assets from operations ...............          28,681,186         35,351,625
                                                                  ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class Y ...............................................         (27,976,723)       (33,779,765)
       Class YS ..............................................            (706,334)        (1,571,860)
                                                                  ----------------   ----------------
       Total distributions ...................................         (28,683,057)       (35,351,625)
                                                                  ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class Y ...............................................       9,544,377,583      6,148,819,177
       Class YS ..............................................         333,491,996        143,293,085
    Proceeds from reinvestment of distributions:
       Class Y ...............................................           4,991,114          7,006,660
       Class YS ..............................................             177,553            193,730
    Cost of shares redeemed:
       Class Y ...............................................      (9,702,963,040)    (5,716,087,831)
       Class YS ..............................................        (350,939,828)      (329,378,303)
    Issued due to merger (Note A):
       Class Y ...............................................                  --         98,465,020
       Class YS ..............................................                  --        173,048,436
                                                                   ---------------   ----------------
          Net increase (decrease)from capital share
          transactions .......................................        (170,864,622)       525,359,974
                                                                  ----------------   ----------------
          Total increase (decrease) in net assets ............        (170,866,493)       525,359,974
                                                                  ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...............    $  2,097,606,326   $  2,268,472,819
                                                                  ================   ================
    (A) Undistributed net investment income ..................    $             --   $          1,871
                                                                  ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class Y:
       Sold ..................................................       9,544,377,583      6,148,819,177
       Proceeds from reinvestment of distributions ...........           4,991,114          7,006,660
       Redeemed ..............................................      (9,702,963,041)    (5,716,087,831)
       Issued due to merger (Note A) .........................                  --         98,461,494
    Class YS:
       Sold ..................................................         333,491,996        143,293,085
       Proceeds from reinvestment of distributions ...........             177,553            193,730
       Redeemed ..............................................        (350,939,828)      (329,378,303)
       Issued due to merger (Note A) .........................                  --        173,055,266
                                                                  ----------------   ----------------
          Net increase (decrease) in shares outstanding ......        (170,864,623)       525,363,278
                                                                  ================   ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                ABN AMRO FUNDS
------------------------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2003
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Y

                                                            YEAR           YEAR        TEN MONTHS        YEAR          PERIOD
                                                            ENDED          ENDED          ENDED          ENDED         ENDED
                                                          10/31/03       10/31/02       10/31/01       12/31/00      12/31/99(A)
                                                        -----------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ................. $       1.00   $       1.00   $      1.00    $       1.00   $       1.00
                                                       ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...........................         0.01           0.02          0.04            0.06           0.00(b)
                                                       ------------   ------------   ------------   ------------   ------------
     Less distributions from net investment income ...        (0.01)         (0.02)        (0.04)          (0.06)          0.00(b)
                                                       ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ....................... $       1.00   $       1.00   $      1.00    $       1.00   $       1.00
                                                       ============   ============   ============   ============   ============
TOTAL RETURN .........................................         1.14%          1.84%         3.73%(c)        6.32%          0.05%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............. $  2,035,709   $  2,189,305   $ 1,651,104    $  1,445,394   $      5,000
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser .....         0.18%          0.18%          0.19%          0.20%          3.39%
     After reimbursement of expenses by Adviser ......         0.18%          0.18%          0.19%          0.20%          0.20%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser .....         1.13%          1.80%          4.37%          6.46%          1.22%
     After reimbursement of expenses by Adviser ......         1.13%          1.80%          4.37%          6.46%          4.40%

--------------------------------------------------------------------------------
CLASS YS

                                                                           YEAR           YEAR        TEN MONTHS       PERIOD
                                                                           ENDED          ENDED          ENDED          ENDED
                                                                         10/31/03       10/31/02       10/31/01      12/31/00(D)
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...............................   $       1.00   $       1.00   $       1.00   $       1.00
                                                                       ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .........................................           0.01           0.02           0.03           0.03
                                                                       ------------   ------------   ------------   ------------
     Less distributions from net investment income .................          (0.01)         (0.02)         (0.03)         (0.03)
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................................   $       1.00   $       1.00   $       1.00   $       1.00
                                                                       ============   ============   ============   ============
TOTAL RETURN .......................................................           0.88%          1.59%          3.52%(c)       3.20%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................   $     61,898   $     79,168   $     92,009   $     71,609
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ...................           0.43%          0.43%          0.44%          0.45%
     After reimbursement of expenses by Adviser ....................           0.43%          0.43%          0.44%          0.45%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser ...................           0.88%          1.55%          4.12%          6.23%
     After reimbursement of expenses by Adviser ....................           0.88%          1.55%          4.12%          6.23%

--------------------------------------------------------
(a) ABN AMRO Institutional Prime Money Market Fund -- Class Y commenced investment operations on December 28, 1999.
(b) Represents less than $0.005 per share.
(c) Not Annualized.
(d) ABN AMRO Institutional Prime Money Market Fund -- Class YS commenced investment operations on June 29, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Act of 1940, as amended (the "1940 Act") and operates as an open-end management investment company that is comprised of 28 separate portfolios.

Three Funds of the Trust are included in these financial statements: ABN AMRO Institutional Prime Money Market Fund (the "Fund"), ABN AMRO Institutional Treasury Money Market Fund and ABN AMRO Institutional Government Money Market Fund (the "Funds"). ABN AMRO Institutional Treasury Money Market Fund and ABN AMRO Institutional Government Money Market Fund have not yet commenced operations as of October 31, 2003.

FUND ACQUISITION

On June 10, 2002, the Fund acquired all of the net assets of Independence One Prime Money Market Fund, a portfolio of the Independence One Mutual Funds ("Acquired Fund") pursuant to a plan of reorganization approved by the Board of Trustees on December 21, 2001. The acquisition was accomplished by a tax-free exchange of shares, as shareholders of the Acquired Fund exchanged their shares at net asset value for shares of the Fund. Accordingly, approximately 98,461,494 Class Y shares and 173,055,266 Class K shares of the Acquired Fund (valued at $98,465,020 and $173,048,436, respectively) were exchanged for 98,461,494 Class Y shares and 173,055,266 Class YS shares, of the Fund.

The net assets of the Acquired Fund were combined with the net assets of the Fund on the acquisition date and included no unrealized appreciation or depreciation on investments and $34,238 in a capital loss carryforward. The aggregate net assets of the Fund immediately before and after the acquisition were $2,018,053,667 and $2,289,567,123, respectively.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds, repurchase agreements and guaranteed investment contracts (GICs), are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements are valued at cost and GICs are valued at cost plus accrued interest, which approximates fair value.

(2) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management
(USA) LLC (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the identified cost method.

(4) FEDERAL INCOME TAXES: The Fund has elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2003, the Fund had available realized capital losses to offset future net capital gains through fiscal year ended:

                           AMOUNT           EXPIRATION DATE
                         $33,848                   2005
                             244                   2007
                             146                   2008
                        --------
                         $34,238

                ABN AMRO FUNDS
------------------------------
                                                                OCTOBER 31, 2003
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(5) MULTI-CLASS OPERATIONS: Each class offered by the Fund has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class and relate to shareholder service fees.

(6) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: The Fund declares dividends daily from net investment income. The Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2003 and October 31, 2002 were $29,613,241 and $36,433,624, respectively.

As of October 31, 2003, the components of distributable earnings on a tax basis for the Fund were as follows:

                                              CAPITAL LOSS        UNDISTRIBUTED
                                              CARRYFORWARD       ORDINARY INCOME
                                              ------------       ---------------
                                               $ (34,238)           $ 1,485,096

NOTE (D) SHARES OF BENEFICIAL INTEREST: The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: The Adviser provides the Fund with investment advisory services. Under terms of the Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on an annual rate of 0.10% of average daily net assets.

ABN AMRO Investment Fund Services, Inc. (the "Administrator"), provides the Fund with various administrative services. Under terms of the administration agreement, administration and custody liaison fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets and a fixed charge that varies according to the size of the Fund. The fee arrangements are as follows:

  ADMINISTRATION                           CUSTODY
       FEES                              LIAISON FEES
  AT TRUST LEVEL        ANNUAL RATE      AT FUND LEVEL           ANNUAL RATE
 ---------------        -----------      -------------           -----------
First $2 billion           0.060%      First $100 million          $10,000
$2 billion to                          $100 million to
  $12.5 billion            0.050          $500 million              15,000
Over $12.5 billion         0.045       Over $500 million            20,000

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Fund. Under terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets, as follows:

AVERAGE DAILY NET ASSETS OF TRUST       ANNUAL RATE
---------------------------------       -----------
First $2 billion                           0.045%
$2 billion to $3 billion                   0.040%
$3 billion to $8 billion                   0.030%
$8 billion to $12 billion                  0.025%
Over $12 billion                           0.020%

Under the sub-administration agreement with PFPC, custody liaison fees are fixed at an annual rate of $10,000 per Fund.

ABN AMRO Distribution Services (USA) Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares. Pursuant to a shareholder servicing plan (the "Plan") adopted by the Fund, the Distributor is paid a fee up to 0.25% of the average daily net assets of the Class YS shares for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses.

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee and non-affiliated interested and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $5,000 and reimburses each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $5,000 per year.

NOTE (F) CREDIT AGREEMENT: The Trust's line of credit agreement with J.P. Morgan Chase & Co. was terminated on February 18, 2003. On March 20, 2003, the Trust entered into a credit agreement with The Bank of Nova Scotia which provides the Trust with a revolving credit facility up to $50 million. The facility is shared by the Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility and the interest rate of outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offering Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2003, there were no borrowings outstanding against the line of credit.

         ABN AMRO FUNDS
-----------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of ABN AMRO Funds


We have audited the accompanying statement of assets and liabilities including the schedule of investments of the Institutional Prime Money Market Fund (one of the funds comprising ABN AMRO Funds (the "Trust")) as of October 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Prime Money Market Fund as of October 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /S/ ERNST & YOUNG LLP


Chicago, Illinois
December 17, 2003

         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function. The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request.

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE(1) AND                                    FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST      TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------      -----------       -----------------------       -------------         -------------------

DISINTERESTED TRUSTEES
---------------------
Leonard F. Amari                   10 years    Partner at the law offices of Amari &   28      Director, United Community
c/o 161 North Clark Street                     Locallo, a practice with exclusive              Bank of Lisle; Director, Delaware
Chicago, IL 60601                              concentration in real estate taxation           Place Bank; Trustee, John Marshall
Age: 61                                        and related areas, since 1987; Special          Law School.
Trustee                                        Assistant Attorney General since 1986.

Robert Feitler2 3                   2 years    Retired. President and Chief            28      Chairman of Executive Committee,
c/o 161 North Clark Street                     Operating Officer, Weyco Group, Inc.,           Board of Directors, Weyco Group,
Chicago, IL 60601                              1968-1996.                                      Inc. (men's footwear);
Age: 72                                                                                        Director, Strattec Security
Trustee                                                                                        Corporation (automobile parts).

Robert A. Kushner                   4 years    Retired. Vice President, Secretary      28                   None.
c/o 161 North Clark Street                     and General Counsel at Cyclops
Chicago, IL 60601                              Industries, Inc., 1976-1992.
Age: 67
Trustee

Robert B. Scherer                   4 years    President of The Rockridge Group, Ltd., 28      Director, Title Reinsurance
c/o 161 North Clark Street                     (title insurance industry consulting            Company (insurance for title agents).
Chicago, IL 60601                              services) since 1994.
Age: 62
Trustee

Nathan Shapiro                     10 years    President of SF Investments, Inc.       28      Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                     (broker/dealer and investment banking           (property and casualty insurance
Chicago, IL 60601                              firm) since 1971; President of SLD Corp.        firm); Director, DVI, Inc.
Age: 67                                        (management consultants) since 1977.            (financial firm).
Trustee

Denis Springer                      4 years    Retired. Senior Vice President and      28                   None.
c/o 161 North Clark Street                     Chief Financial Officer of Burlington
Chicago, IL 60601                              Northern Santa Fe Corp. (railroad),
Age: 57                                        1995-1999.
Trustee

                ABN AMRO FUNDS
------------------------------
                                                                OCTOBER 31, 2003
ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE(1) AND                                    FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST      TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------      -----------       -----------------------       -------------         -------------------
INTERESTED TRUSTEES(4)
---------------------
Stuart D. Bilton, CFA              10 years    Chairman of ABN AMRO Asset              28       Director, Baldwin & Lyons, Inc.;
c/o 161 North Clark Street                     Management Holdings, Inc.; President             The UICI Companies;
Chicago, IL 60601                              and Chief Executive Officer of ABN AMRO          Veredus Asset Management LLC;
Age: 57                                        Asset Management Holdings, Inc. from             TAMRO Capital Partners LLC.
Chairman, Board of Trustees                    2001-2003; President of Alleghany Asset
                                               Management, Inc. from 1996-2001
                                               (purchased by ABN AMRO in February 2001).

Gregory T. Mutz                    10 years    Vice Chairman of UICI (NYSE:UCI)        28       Chairman of the Board of
c/o 161 North Clark Street                     (an insurance holding company);                  AMLI Residential Properties
Chicago, IL 60601                              formerly, President and CEOof UICI from          Trust (NYSE:AML) (a Multifamily
Age: 57                                        January 1999 to July 2003; formerly,             REIT), a successor company to
Trustee                                        CEO of AMLI Residential Properties               AMLI Realty Co.
                                               Trust (NYSE:AML), 1981-1998.

ADVISORY TRUSTEE(5)
------------------
James Wynsma(2 6)                     --       Retired. Chairman of ABN AMRO Asset     N/A                  None.
c/o 161 North Clark Street                     Management (USA) LLC, January
Chicago, IL 60601                              2000 to February 2001; President &
Age: 67                                        CEO, May 1999 to December 1999.
Advisory Trustee                               Vice Chairman of LaSalle Bank N.A.
                                               and head of its Trust and Asset
                                               Management department, 1992-2000.

OFFICER(S) WHO ARE NOT TRUSTEES(4)
---------------------------------
Kenneth C. Anderson                10 years    President of ABN AMRO Investment        N/A                   N/A
c/o 161 North Clark Street                     Fund Services, Inc. (formerly known as
Chicago, IL 60601                              Alleghany Investment Services, Inc.)
Age: 39                                        since 1995; Executive Vice President of
President (Chief Executive Officer)            ABN AMRO Asset Management (USA)
                                               LLC since 2001; Director, ABN AMRO
                                               Trust Services Company since 2001;
                                               Director, Veredus Asset Management
                                               LLC and TAMRO Capital Partners LLC
                                               since 2001; Officer of the Trust since
                                               1993; CPA.

Gerald F. Dillenburg                7 years    Senior Managing Director ("SMD") of     N/A                   N/A
c/o 161 North Clark Street                     ABN AMRO Investment Fund Services,
Chicago, IL 60601                              Inc. (formerly known as Alleghany
Age: 36                                        Investment Services, Inc.) since 1996;
Senior Vice President, Secretary               SMD of ABN AMRO Asset Management
and Treasurer (Chief Financial                 Holdings, Inc., ABN AMRO Asset
Officer, Chief Operating Officer               Management (USA) LLC and ABN AMRO
and Chief Compliance Officer)                  Asset Management, Inc. (formerly known as
                                               Chicago Capital Management, Inc.) since 2001;
                                               Operations manager and compliance
                                               officer of all mutual funds since 1996; CPA.


         ABN AMRO FUNDS
-----------------------
                                                                OCTOBER 31, 2003
ADDITIONAL INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                 OFFICE(1) AND                                    FUND COMPLEX         OTHER TRUSTEESHIPS/
     NAME, ADDRESS, AGE AND       LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
     POSITION(S) WITH TRUST      TIME SERVED       DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
     ----------------------      -----------       -----------------------       -------------         -------------------
Debra Bunde Reams                   4 years    Vice President of Montag & Caldwell,    N/A                   N/A
c/o 161 North Clark Street                     Inc., since 1996; Chartered
Chicago, IL 60601                              Financial Analyst.
Age: 40
Vice President

William Long                        2 years    Vice President of Montag & Caldwell,    N/A                   N/A
c/o 161 North Clark Street                     Inc., since 2000; former Vice
Chicago, IL 60601                              President and Director of Sales for
Age: 42                                        First Capital Group, First Union
Vice President                                 National Bank, 1996-2000.

-------------------------------------------------------------------------------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees,
   (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 This person is a former Trustee of ABN AMRO Funds, a Massachusetts business trust, which was reorganized into the Alleghany Funds, a Delaware statutory trust in September 2001. Pursuant to this reorganization, the Alleghany Funds changed its name to "ABN AMRO Funds."
3 Mr. Feitler retired as Trustee of ABN AMRO Funds effective November 1, 2003. 4 "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of his affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' investment advisers. Mr. Mutz is considered an "interested person" as determined by the Board of Trustees because of his position as director of an unaffiliated company which Mr. Bilton, an interested Trustee of the Trust, is also a director and serves on the audit, compensation and nominating committee.
5 An advisory trustee provides services to the Board at the Board's request such as advice on general matters and attendance at board meetings, but is not entitled to vote. An advisory trustee does not have advisory functions as to a Fund's present or future investments.
6 Prior to December 19, 2002, Mr. Wynsma served as an interested Trustee of the Trust for approximately one year. Effective December 19, 2002, Mr. Wynsma resigned from his position as interested Trustee and was appointed by the Board to serve as an advisory trustee.


                     This page is left blank intentionally.

ABN AMRO Funds

  TRUSTEES

  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Robert Feitler*
  Robert A. Kushner*
  Gregory T. Mutz
  Robert B. Scherer*
  Nathan Shapiro*
  Denis Springer*
  James Wynsma**

  *NON-INTERESTED TRUSTEE
  **ADVISORY TRUSTEE


  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  ABN AMRO Asset Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205


  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940


  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406


  OFFICERS

  Kenneth C. Anderson, President and
     Chief Executive Officer
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer
  William Long, Vice President
  Debra Bunde Reams, Vice President
  Michael A. Cozzi, Assistant Treasurer
  Laura M. Hlade, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary


  CUSTODIAN

  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, PA 19153


  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601


  INDEPENDENT AUDITORS

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

ABAN 03 3

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to any provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, or persons performing similar functions.

     (c) The registrant has not granted any waivers, including an implicit waiver, from any provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, or persons performing similar functions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) The registrant's board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant's audit committee financial expert and that he is "independent."


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

(a)(1)   The Registrant's Code of ethics is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ABN AMRO FUNDS
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                                    Kenneth C. Anderson, President
                                    (principal executive officer)

Date                       DECEMBER 30, 2003
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                                    Kenneth C. Anderson, President
                                    (principal executive officer)

Date                       DECEMBER 30, 2003
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ GERALD DILLENBURG
                         -------------------------------------------------------
                                    Gerald Dillenburg, Senior Vice President,
                                    Secretary &Treasurer
                                    (principal financial officer)

Date                       DECEMBER 30, 2003
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.